UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-4984

                          AMERICAN BEACON FUNDS
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        WILLIAM F. QUINN, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: October 31, 2005

                  Date of reporting period: October 31, 2005


ITEM 1. REPORT TO STOCKHOLDERS.


    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


ANNUAL REPORT

[PHOTO]


OCTOBER 31, 2005

EQUITY FUNDS

Balanced Fund
Large Cap Value Fund
Large Cap Growth Fund
Mid-Cap Value Fund
Emerging Markets Fund

BOND FUNDS

High Yield Bond Fund
Enhanced Income Fund
Intermediate Bond Fund
Short-Term Bond Fund

Formerly known as the
American AAdvantage Funds

About American Beacon Advisors
--------------------------------

Since 1986, American Beacon
Advisors has offered a variety
of products and investment
advisory services to numerous
institutional and retail
clients, including a variety of
mutual funds, corporate cash
management, and separate account
management.

Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations,
financial planners, and other
institutional investors. With
American Beacon Advisors, you
can put the experience of a
multi-billion dollar asset
management firm to work for your
company.

                                                Contents
                                                -----------------------------------------------
                                                President's Message...........                1
                                                American Beacon Funds'
                                                   Performance ...............                2
                                                Market and Performance
                                                   Overviews..................             3-28

                                                American Beacon Schedules of Investments
                                                   Balanced Fund..............               30
                                                   Large Cap Value Fund.......               39
                                                   Large Cap Growth Fund......               43
                                                   Mid-Cap Value Fund.........               48
                                                   Emerging Markets Fund......               51
                                                   High Yield Bond Fund.......               58
                                                   Enhanced Income Fund.......               66
                                                   Intermediate Bond Fund.....               72
                                                   Short-Term Bond Fund.......               78

                                                Additional Information........       Back Cover

Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards.

American Beacon Funds                                          October 31, 2005

(BILL QUINN PICTURE)

                                                      FELLOW SHAREHOLDERS,

                                                     Iam pleased to present you
                                                     with the Annual Report for
                                                     the American Beacon Funds
                                                     for the year ended October
                                                     31, 2005. As investors
                                                     faced increasing oil
                                                     prices, rising interest
                                                     rates and devastating
                                                     hurricane damage, most
                                                     financial markets
                                                     experienced modest growth.
                                                     The Dow Jones Industrial
                                                     Average posted gains of
                                                     6.5%, the S&P 500 Index
                                                     increased by 8.7% and the
                                                     MSCI EAFE Index returned
                                                     18.1%. As of October 31,
                                                     2005, the 10-Year Treasury
                                                     interest rate was 4.6%,
                                                     resulting in a 1.13% total
return for the bond market, as defined by the Lehman Brothers Aggregate Index. Additionally, the Federal Reserve increased the Fed Funds Rate to 3.75%, up 200 basis points (2.0%) from a year ago.

     The American Beacon equity funds posted strong returns in both absolute and relative terms for the fiscal year as many funds reported positive double digit returns. The Balanced and Large Cap Value Funds posted gains of 10.5% and 16.6%, respectively, for the period and surpassed their respective Lipper benchmarks for the one-year period ended October 31, 2005. Our Mid-Cap Value Fund-Institutional Class outperformed its respective Lipper peer group with a return of 14.6% for the year. The Institutional Class of the Emerging Markets Fund posted a positive return of 30.1% for the twelve months.

     On the fixed-income front, we saw rising rates offset our coupons to some extent resulting in modest but positive returns. The Enhanced Income, High Yield Bond, Intermediate Bond and Short-Term Bond Funds all posted positive returns for the twelve month period.

     Please review the enclosed market overviews, portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or access your account information, please visit our web site at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President, American Beacon Funds

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009.

AMERICAN BEACON FUNDS

October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                                    AVERAGE ANNUALIZED TOTAL RETURN AS OF
                                                                                              OCTOBER 31, 2005
                                                                                   ---------------------------------------
                                                              INCEPTION   TICKER                                10 YEAR/
                                                                DATE      SYMBOL   1 YEAR   3 YEAR   5 YEAR   SINCE INCEP.
                                                              ---------   ------   ------   ------   ------   ------------
Balanced Fund -- Institutional                                 7/17/87    AADBX    10.53%   14.32%    8.09%       9.04%
Balanced Fund -- PlanAhead                                      8/1/94    AABPX    10.12%   13.91%    7.79%       8.74%
Balanced Fund -- Service                                       5/31/05    ABLSX     9.81%   13.80%    7.73%       8.70%
Balanced Fund -- AMR                                            8/1/94    AABNX    10.63%   14.54%    8.37%       9.33%
     Lipper Balanced Funds Index                                                    7.16%   10.45%    2.58%       7.72%
Large Cap Value Fund -- Institutional                          7/17/87    AADEX    16.64%   20.76%    8.96%      10.64%
Large Cap Value Fund -- PlanAhead                               8/1/94    AAGPX    16.33%   20.44%    8.65%      10.32%
Large Cap Value Fund -- Service                                5/31/05    AVASX    16.16%   20.38%    8.62%      10.30%
Large Cap Value Fund -- AMR                                     8/1/94    AAGAX    16.95%   21.07%    9.23%      10.92%
     Lipper Multi-Cap Value Funds Index                                            11.13%   16.90%    5.78%      10.08%
Large Cap Growth Fund -- Institutional                         7/31/00    ALCGX     7.06%   11.44%   -8.04%      -8.49%
Large Cap Growth Fund -- AMR                                   7/31/00    ALFIX     7.22%   11.54%   -7.93%      -8.37%
     Lipper Large-Cap Growth Funds Index                                           12.09%   10.88%   -7.90%      -8.43%
Mid-Cap Value Fund -- Institutional                            6/30/04    AMDIX    14.63%     N/A      N/A       13.01%
     Lipper Mid-Cap Value Funds Index                                              13.73%     N/A      N/A       10.60%
Emerging Markets Fund -- Institutional                         7/31/00    AEMFX    30.11%   32.22%   15.64%      10.50%
Emerging Markets Fund -- PlanAhead                             10/1/02    AAEPX    29.95%   31.92%   15.45%      10.34%
Emerging Markets Fund -- AMR                                   7/31/00    AAMRX    30.43%   32.56%   15.92%      10.79%
     Lipper Emerging Markets Funds Index                                           32.97%   33.86%   14.86%      10.51%
High Yield Bond Fund -- Institutional                         12/29/00    AYBFX     3.03%   10.89%     N/A        9.13%
High Yield Bond Fund -- PlanAhead                               3/1/02    AHYPX     2.69%   10.52%     N/A        8.71%
High Yield Bond Fund -- Service                                 5/1/03    AAHSX     2.33%    9.97%     N/A        8.37%
     Lipper High Current Yield Funds Index                                          4.12%   14.62%     N/A        6.60%
Enhanced Income Fund -- PlanAhead                               7/1/03    AANPX     1.32%     N/A      N/A        2.71%
     Lipper Interm. Investment Grade Index                                          1.40%     N/A      N/A        2.47%
Intermediate Bond Fund -- Institutional                        9/15/97    AABDX     1.26%    3.74%    5.99%       5.78%
Intermediate Bond Fund -- PlanAhead                             3/2/98    AAPAX     0.54%    3.20%    5.44%       5.34%
     Lipper Interm. Investment Grade Index                                          1.40%    4.40%    6.16%       5.85%
Short-Term Bond Fund -- Institutional                          12/3/87    AASBX     1.00%    2.40%    4.32%       4.93%
Short-Term Bond Fund -- PlanAhead                               8/1/94    AALPX     0.46%    1.89%    3.85%       4.43%
     Lipper Short Investment Grade Index                                            1.12%    2.13%    3.79%       4.61%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009.

Performance shown for the PlanAhead and AMR Classes prior to their inception dates is that of the Institutional Class. Performance shown for the Service Class prior to its inception date is that of the Institutional and PlanAhead Classes since their inception dates. Fund performance does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

DOMESTIC EQUITY MARKET OVERVIEW
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

Toward the end of 2004, the U.S. equity markets rallied, posting particularly strong results. The broad market surged in the final quarter of 2004, as many indicators pointed to a respectable expansion and election uncertainty was removed. Strong Gross Domestic Product (GDP) growth, a gradually improving labor market and easing of oil prices from prior highs were all factors that contributed to the rally.

     Stocks got off to a weak start in the first quarter of 2005. Though productivity and economic growth remained strong, equities faced dual headwinds of rising oil prices and interest rates. While both styles struggled, value stocks in the Russell indices outperformed their growth counterparts in the first quarter. With regard to size, mid-cap stocks held up the best, followed by large caps. Small cap issues trailed in the quarter, likely on pressure from profit taking after several quarters of outperformance. Sector performance varied widely in the S&P 500 Index, with more than 25 percentage points separating the top performer from the bottom. Four of the ten sectors advanced in the first quarter. Energy was by far the strongest performer in the quarter, posting a total return of +17.58%. Telecommunication Services, Information Technology, Financials and Consumer Discretionary were the worst-performing sectors in the first quarter, all declining more than 5%.

     Despite record oil prices and decelerating growth in U.S. operating earnings, most major domestic equity indices managed to reverse course from the prior quarter and eke out low single-digit gains in the second quarter of 2005. Overall, growth stocks in the Russell indices outperformed their value counterparts in the second quarter. With regard to size, small cap stocks performed the best, followed by midcaps, with large cap issues bringing up the rear. Sector performance varied widely in the S&P 500 Index, with more than 18 percentage points separating the leader from the laggard, and six of the ten sectors advanced. The defensive Utilities sector was the strongest performer, rising 9.31%. Materials was the worst-performing sector, posting a total return of -9.46%.

     During the third quarter of 2005, stocks posted solid gains across the board. Overall, growth stocks in the Russell indices outperformed their value counterparts in the third quarter. With regard to size, midcap stocks performed the best, followed by small caps, with large cap issues bringing up the rear. Sector performance again varied widely in the S&P 500 Index, with more than 19 percentage points separating the leader from the laggard, with all but two of the ten sectors advancing during the quarter. Sky-rocketing oil prices made Energy the big winner, rising 18.25%. The Telecommunication Services and Consumer Discretionary sectors were both in negative territory, posting total returns of -1.05% and -0.88%, respectively. Some investors were disappointed that the Fed didn't decide to hold off on its rate hike in the wake of Hurricane Katrina. While both Katrina and Rita were tragic events with significant human as well as economic loss, the Federal Open Market Committee (FOMC) stated that it believes the impact on the economy will be transitory. As largely expected, the FOMC raised the Federal Funds target 25 basis points (.25%) at both its August and September meetings to stand at 3.75%.

     The U.S. stock market pulled back slightly in October, with the major equity indices posting low-single digit losses. Contrary to recent trends, growth stocks outperformed their value counterparts for the month. With respect to size, large cap issues led, followed by mid-caps, with small cap stocks trailing the pack. Most international equity markets reported low- to mid-single digit loses for the month. Only two of the ten sectors in the S&P 500 Index posted gains in October. The best-performing sectors were Financials and Materials, returning 3.16% and 0.51%, respectively. Energy was the worst-performing sector with a return of -9.35%.

PERFORMANCE OVERVIEW
AMERICAN BEACON BALANCED FUND(SM)
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Balanced Fund's Institutional Class returned 10.53% for the twelve months ended October 31, 2005, outperforming the 60% S&P 500 Barra Value/40% Lehman Brothers Aggregate Index benchmark return of 6.58% and the Lipper Balanced Funds Index return of 7.16%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/95 THROUGH 10/31/05
(PERFORMANCE GRAPH)

                                                     LIPPER                             S&P 500 /
                                INSTITUTIONAL       BALANCED           S&P 500         BARRA VALUE       LEHMAN BROS
                                    CLASS          FUNDS INDEX          INDEX             INDEX           AGG INDEX
                                -------------      -----------         -------         -----------       -----------
10/95                               10000             10000             10000             10000             10000
10/96                               11646             11450             12409             12461             10583
10/97                               13980             13769             16394             16162             11527
10/98                               15244             15250             19998             18059             12601
10/99                               15324             17167             25132             21492             12668
10/00                               16111             18525             26663             23573             13593
10/01                               16766             16904             20024             19231             15572
10/02                               15904             15616             16998             16196             16489
10/03                               19049             18147             20534             20216             17299
10/04                               21500             19635             22468             23139             18255
10/05                               23764             21041             24427             25493             18462

                                  BALANCED
                                  COMPOSITE
                                    INDEX
                                  ---------
10/95                               10000
10/96                               11684
10/97                               14162
10/98                               15791
10/99                               17605
10/00                               19191
10/01                               18021
10/02                               16763
10/03                               19598
10/04                               21720
10/05                               23149

                             ANNUALIZED TOTAL RETURNS
                            ---------------------------   VALUE OF
                              PERIODS ENDED 10/31/05       $10,000
                            ---------------------------   10/31/95-
                            1 YEAR   5 YEARS   10 YEARS   10/31/05
                            ------   -------   --------   ---------
Institutional Class(1)....  10.53%     8.09%     9.04%     $23,764
PlanAhead Class(1)........  10.12%     7.79%     8.74%     $23,104
Service Class(1)..........   9.81%     7.73%     8.70%     $23,038
AMR Class(1)..............  10.63%     8.37%     9.33%     $24,401
Lipper Balanced Funds
 Index....................   7.16%     2.58%     7.72%     $21,041
S&P 500 Index(2)..........   8.72%    -1.74%     9.34%     $24,427
S&P 500/Barra Value
 Index(2).................  10.17%     1.58%     9.81%     $25,493
Lehman Bros. Aggregate
 Index(2).................   1.13%     6.31%     6.32%     $18,462
Balanced Composite
 Index(3).................   6.58%     3.82%     8.76%     $23,149

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call
    1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500/ Barra Value Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index. The Lehman Brothers Aggregate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

3.  60% S&P 500/Barra Value, 40% LB Aggregate Index

     During the twelve-month period, the Fund's assets on average were invested 66% in equities (including equitized cash) and 34% in fixed-income securities, ending the period with 65% in equities/equitized cash and 35% in fixed-income securities.

     The equity portion of the Fund excluding equitized cash returned 18.8%, outperforming the S&P 500/Barra Value Index ("Barra Value Index") return of 10.2%. The Fund's stock holdings added value relative to the Barra Value Index mostly through stock selection although sector allocation also was positive. Stock selection in the Consumer Discretionary and Financials sectors contributed most to the Fund's excess performance. In the Consumer Discretionary sector, the Fund's positions in Sears Holdings Corp. (up 44.2%), Centex Corp. (up 24.3%) and MGM Mirage, Inc. (up 38.9%) had the largest impact, while MetLife, Inc. (up 30.4%), Prudential Financial Inc. (up 58.7%) and The St. Paul Travelers Companies, Inc. (up 35.7%) were the largest contributors to the positive performance of the Financials sector. Selection in the Consumers Staples and Industrials sectors was also a source of significant added value. Strong performers included Altria Group (up 62.0%) and Dean Foods Co. (up 42.6%) in the Consumer Staples sector and Boeing Co. (up 31.7%) and Burlington Northern Santa Fe Corp. (up 50.5%) in the Industrials sector.

     Equity sector allocation also had an impact on the Fund's relative returns during the twelve-month period. The Fund was underweight in the Energy sector in November 2004 but benefited from an overweight in this best performing sector of the Barra Value Index over the rest of the twelve months. Underweighting the Telecommunications Services and Consumer Discretionary sectors, the two poorest performing sectors of the Barra Value Index, also added value.

PERFORMANCE OVERVIEW
AMERICAN BEACON BALANCED FUND(SM) -- CONTINUED
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The fixed-income portion of the Fund returned 0.5% for the twelve-month period, lagging the Lehman Brothers Aggregate Index ("Lehman Index") return of 1.1%. The Fund's fixed-income underperformance was due mostly to its significantly longer duration relative to the Lehman Index during February and the early part of March as interest rates were rising. The Fund's duration has been significantly shorter than the Lehman Index since the latter part of March, which has generally been positive for the Fund's performance during the last few months of the Fund's fiscal year.

     The sub-advisors continue to focus on the disciplined selection of attractive securities with a goal of long-term added value.

TOP TEN EQUITY HOLDINGS

                                                      % OF
                                                    EQUITIES
                                                    --------
ConocoPhillips                                        3.4%
Citigroup, Incorporated                               2.5%
Altria Group, Incorporated                            2.5%
Tyco International Limited                            1.9%
Bank of American Corporation                          1.9%
MetLife, Incorporated                                 1.8%
The St. Paul Travelers Companies, Incorporated        1.8%
Electronic Data Systems Corporation                   1.8%
Washington Mutual, Incorporated                       1.7%
Computer Associates International, Incorporated       1.6%
                                                     -----
        Total                                        20.9%

Top Ten Equity Holdings as % of Total Net Assets     12.2%

EQUITY SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           30.4%
Industrials                                          12.2%
Energy                                               10.9%
Consumer Staples                                      9.3%
Consumer Discretionary                                8.5%
Health Care                                           7.8%
Information Technology                                7.1%
Utilities                                             5.6%
Materials                                             5.5%
Telecommunication Services                            2.8%

FIXED-INCOME SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
U.S. Treasury                                     30.2%
Mortgage-Backed                                   29.3%
Corporates                                        23.4%
Agency                                            16.5%
Asset-Backed                                       0.6%

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP VALUE FUND(SM)
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Value Fund returned 16.64% for the twelve months ended October 31, 2005, well ahead of the S&P 500/Barra Value Index ("Index") return of 10.17% and the Lipper Multi-Cap Value Funds Index return of 11.13%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/95 THROUGH 10/31/05
(PERFORMANCE GRAPH)

                                                                 LIPPER MULTI-CAP                               S&P 500/BARRA
                                        INSTITUTIONAL CLASS     VALUE FUNDS INDEX        S&P 500 INDEX           VALUE INDEX
                                        -------------------     -----------------        -------------          -------------
10/95                                          10000                  10000                  10000                  10000
10/96                                          12337                  12055                  12409                  12461
10/97                                          15798                  15583                  16394                  16162
10/98                                          16790                  16333                  19998                  18059
10/99                                          17078                  17948                  25132                  21492
10/00                                          17900                  19718                  26663                  23573
10/01                                          17504                  18470                  20024                  19231
10/02                                          15609                  16350                  16998                  16196
10/03                                          19870                  20810                  20534                  20216
10/04                                          23563                  23500                  22468                  23139
10/05                                          27484                  26116                  24427                  25493

                          ANNUALIZED TOTAL RETURNS
                         ---------------------------   VALUE OF
                           PERIODS ENDED 10/31/05       $10,000
                         ---------------------------   10/31/95-
                         1 YEAR   5 YEARS   10 YEARS   10/31/05
                         ------   -------   --------   ---------
Institutional
 Class(1)..............  16.64%     8.96%    10.64%     $27,484
PlanAhead Class(1).....  16.33%     8.65%    10.32%     $26,701
Service Class(1).......  16.16%     8.62%    10.30%     $26,662
AMR Class(1)...........  16.95%     9.23%    10.92%     $28,188
Lipper Multi-Cap Value
 Funds Index...........  11.13%     5.78%    10.08%     $26,116
S&P 500 Index(2).......   8.72%    -1.74%     9.34%     $24,427
S&P 500/Barra Value
 Index(2)..............  10.17%     1.58%     9.81%     $25,493

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500/Barra Value Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index.

     The Fund outperformed the Index primarily through strong stock selection, although sector allocation also added to the excess performance.

     From a stock selection standpoint, the largest contributors were in the Consumer Discretionary and Financials sectors. The companies with the most impact in the Consumer Discretionary sector were Sears Holdings Corp. (up 44.2%), J.C. Penney Company, Inc. (up 49.6%) and Centex Corp. (up 24.3%). In the Financials sector, MetLife, Inc. (up 30.4%) and Prudential Financial, Inc. (up 58.7%) were the largest contributors. Positive stock selection in Consumer Staples, mostly through Altria Group (up 62.0%) and in Industrials, primarily through Boeing (up 31.7%) also added meaningful value versus the Index.

     Sector weightings also added value during the period. For most of its fiscal year, the Fund overweighted Energy, the best performing sector of the Index. An underweight in the Telecommunications Services and Consumer Discretionary sectors, which were the only sectors of the Index that produced negative returns, also contributed to the Fund's added value.

     The sub-advisors continue to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above average earnings growth potential. This approach should allow the Fund to benefit over the long-term.

TOP TEN HOLDINGS

                                                   % OF NET
                                                    ASSETS
                                                  ----------
ConocoPhillips                                       3.0%
Tyco International Limited                           1.9%
Altria Group, Incorporated                           1.7%
JP Morgan Chase & Company                            1.6%
Citigroup, Incorporated                              1.6%
Washington Mutual, Incorporated                      1.3%
Electronic Data Systems Corporation                  1.2%
MetLife, Incorporated                                1.2%
Bank of America Corporation                          1.2%
The St. Paul Travelers Companies, Incorporated       1.2%

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP VALUE FUND(SM) -- CONTINUED
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                            29.7%
Industrials                                           12.1%
Energy                                                10.2%
Consumer Discretionary                                 9.6%
Consumer Staples                                       9.5%
Information Technology                                 8.4%
Health Care                                            7.1%
Materials                                              5.0%
Utilities                                              4.2%
Telecommunication Services                             4.2%

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP GROWTH FUND(SM)
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Large Cap Growth Fund returned 7.06% for the twelve months ended October 31, 2005, compared to the Russell 1000 Growth Index ("Index") return of 8.81% and the Lipper Large-Cap Growth Funds Index return of 12.09%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 7/31/00* THROUGH 10/31/05
(LINE GRAPH)

                                                                                LIPPER LARGE-CAP           RUSSELL 1000 GROWTH
                                                   INSTITUTIONAL CLASS         GROWTH FUNDS INDEX                 INDEX
                                                   -------------------         ------------------          -------------------
7/00                                                      10000                       10000                       10000
10/00                                                      9540                        9505                        9407
10/01                                                      5665                        5678                        5649
10/02                                                      4534                        4620                        4541
10/03                                                      5493                        5476                        5531
10/04                                                      5862                        5620                        5718
10/05                                                      6276                        6299                        6222

*   Inception of Fund

                          ANNUALIZED TOTAL RETURNS
                       -------------------------------   VALUE OF
                           PERIODS ENDED 10/31/05        $10,000
                       -------------------------------   7/31/00-
                       1 YEAR   5 YEARS   SINCE INCEP.   10/31/05
                       ------   -------   ------------   --------
Institutional
 Class(1)............   7.06%    -8.04%      -8.49%       $6,276
AMR Class(1).........   7.22%    -7.93%      -8.37%       $6,319
Lipper Large-Cap
 Growth Funds
 Index...............  12.09%    -7.90%      -8.43%       $6,299
Russell 1000 Growth
 Index(2)............   8.81%    -7.93%      -8.64%       $6,222

Russell 1000(R) Growth Index is a service mark of the Frank Russell Company.

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2.  Russell 1000(R) Growth Index is a service mark of the Frank
    Russell Company. The Russell 1000 Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with above-average price-to-book ratios and above-average forecasted growth values.

     This has been a positive period for U.S. growth stocks overall. During the Fund's fiscal year, nine out of ten sectors in the Index posted positive returns. While sector weighting decisions were additive in six out of ten sectors and mildly beneficial overall for the Fund, stock selection hurt relative performance during the period.

     The largest value-added sectors for the Fund relative to the Index were Consumer Staples and Financials. Positions in Altria Group, Inc., 7-Eleven, Inc., and Gillette Company contributed most to the Consumer Staples sector's relative performance. In Financials, positions in Loews Corp., Prudential Financial, Inc. and Moody's Corp. were the largest contributors relative to the Index. The sectors which detracted most from relative performance were the Consumer Discretionary and Health Care sectors. The Fund was hurt by Harman International Industries, Inc., Gannett Co., Inc., and Ebay, Inc. in the Consumer Discretionary sector while positions in Biogen Idec, Inc., UnitedHealth Group, Inc., OSI Pharmaceuticals, Inc., and Genentech, Inc. in the Health Care sector hurt relative performance most.

     Looking forward, the Fund's sub-advisors will continue to maintain a disciplined, long-term approach to equity investing in larger stocks with above average growth potential.

TOP TEN HOLDINGS

                                                   % OF NET
                                                    ASSETS
                                                  ----------
General Electric Company                             4.7%
Johnson & Johnson                                    3.3%
Microsoft Corporation                                3.0%
Amgen, Incorporated                                  2.7%
Altria Group, Incorporated                           2.6%
Intel Corporation                                    2.4%
The Boeing Company                                   2.2%
Procter & Gamble Company                             2.0%
Google, Incorporated                                 1.9%
Qualcomm, Incorporated                               1.7%

PERFORMANCE OVERVIEW
AMERICAN BEACON LARGE CAP GROWTH FUND(SM) -- CONTINUED
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Information Technology                               23.8%
Health Care                                          19.6%
Consumer Discretionary                               16.1%
Industrials                                          14.4%
Financials                                            9.3%
Consumer Staples                                      9.0%
Energy                                                3.4%
Materials                                             2.3%
Utilities                                             1.5%
Telecommunication Services                            0.6%

PERFORMANCE OVERVIEW
AMERICAN BEACON MID-CAP VALUE FUND(SM)
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Mid-Cap Value Fund returned 14.63% for the twelve month period ended October 31, 2005. The Fund trailed the Russell Midcap Value Index ("Index") return of 19.50% but outperformed the Lipper Mid-Cap Value Funds Index return of 13.73%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 6/30/04* THROUGH 10/31/05
(PERFORMANCE GRAPH)

                                                                              LIPPER MID-CAP VALUE        RUSSELL MIDCAP VALUE
                                                   INSTITUTIONAL CLASS             FUNDS INDEX                    INDEX
                                                   -------------------        --------------------        --------------------
6/04                                                      10000                       10000                       10000
10/04                                                     10270                       10058                       10409
10/05                                                     11773                       11439                       12439

                             TOTAL RETURNS
                         ---------------------
                             PERIODS ENDED        VALUE OF
                               10/31/05           $10,000
                         ---------------------    6/30/04-
                         1 YEAR   SINCE INCEP.    10/31/05
                         ------   ------------   ----------
Institutional
  Class(1).............  14.63%      13.01%       $11,773
Lipper Mid-Cap Value
  Funds Index..........  13.73%      10.60%       $11,439
Russell Midcap Value
  Index(2).............  19.50%      17.78%       $12,439

Russell Midcap(TM) Value Index is a trademark of the Frank Russell Company.

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.  Russell Midcap(TM) Value Index is a trademark of the Frank
    Russell Company. The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap Index with below-average price-to-book ratios and below-average forecasted growth values.

     The Fund underperformed the Index due to stock selection, as sector allocation added value. The Fund's investments in the Financials and Consumer Discretionary sectors detracted most from performance. In the Financials sector, large positions in XL Capital Ltd. (down 9.2%) and IPC Holdings Ltd. (down 33.4%) accounted for the bulk of the underperformance. In the Consumer Discretionary sector, the Fund's investment in Lear Corp. (down 42.3%) and Rent-A-Center, Inc. (down 24.9%) detracted most from performance. Stock selection in the Health Care sector also hurt the Fund's performance, where Valeant Pharmaceuticals Intl. (down 27.7%) and Hillenbrand Industries, Inc. (down 5.5%) were the largest detractors.

     Sector weightings added to the Fund's performance relative to the Index. A large overweight in Health Care, which was the second best performing sector of the Index was responsible for most of the excess performance attributable to sector allocation, but was partially offset by overweighting Consumer Discretionary (one of the poorer performing sectors of the Index) and underweighting Energy which was the best performing sector of the Index.

     The sub-advisors' philosophy of investing in undervalued companies that exhibit improving profitability and earnings growth potential should allow the Fund to benefit longer-term.

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Whirlpool Corporation                                3.6%
Loews Corporation                                    3.3%
AmerisourceBergen Corporation                        2.5%
Torchmark, Incorporated                              2.2%
XL Capital Limited                                   2.2%
Johnson Controls, Incorporated                       2.0%
The TJX Companies, Incorporated                      2.0%
WellChoice, Incorporated +                           2.0%
Sempra Energy                                        2.0%
Marathon Oil Corporation                             2.0%

PERFORMANCE OVERVIEW
AMERICAN BEACON MID-CAP VALUE FUND(SM) -- CONTINUED
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           32.1%
Consumer Discretionary                               27.6%
Industrials                                          15.6%
Utilities                                             8.4%
Health Care                                           6.2%
Consumer Staples                                      4.6%
Energy                                                2.1%
Information Technology                                1.9%
Materials                                             1.6%

EMERGING MARKETS OVERVIEW
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

During the twelve months ending October 31, 2005, the Emerging Markets as measured by the MSCI Emerging Markets index gained 33.8%. Emerging Markets continued to shine despite the prospects of a global slowdown and rising interest rates. Favorable valuations relative to the developed world and stronger underlying economies continued to entice investors. Latin America (+61.2%) was the best performing region, with Mexico and Brazil outperforming major markets. Mexico rallied on the back of positive domestic demand data and reduced political concerns. In Brazil, investors ignored political concerns and instead focused on the country's strong economic fundamentals including an improved balance of payments position. Emerging Europe, the Middle East and South Africa (EMEA), led by a surge in Middle East markets, followed returning 39.3%. Asia despite returning a solid 23.6% lagged other regions given the poor performance from index heavy-weight Taiwan.

     Latin America (+61.2%) outperformed given the strong economic outlook for the region as higher commodity prices, low interest rates and emerging local consumer continued to fuel growth. Brazil was particularly strong as country and company fundamentals remained supportive. Investors continued to expect prudent policies and solid economic fundamentals to support the equity market and help the country weather any external shocks. In addition, monetary easing is expected to continue and for local investor participation to increase as rates decline. Mexico followed returning 52.6% given positive domestic demand trends in the country and attractive valuations. The operating environment for Mexican consumer companies remained solid as domestic consumption remains healthy with select companies increasing market share and generating strong free cash flow. In Mexico, the increased reliance on domestic financing, high oil prices, and overall orthodox monetary and fiscal policies proved to be supportive of the market as political noise increased during the year.

     Egypt was the best performing market in EMEA region returning +160%. The country benefited from increased foreign inflows as attractive valuations, prospects for continued reform-led growth and stable political outlook enticed investors. Turkey was the second best performer in the region returning 53.2%. The country entered 2005 with the best prospects in its history for political and economic stability. Recent structural and political reforms, a new $10 billion IMF agreement and lower political risk improved the outlook that tight fiscal policy continues in the coming years, and allay concerns regarding the current account.

     Asia, despite solid returns from South Korea (+47.0%) and India (+34.7%) underperformed given weakness in Taiwan (+6.0%) and South East Asian markets. South Korea was the top regional performer once again. Local investors continued to increase their equity holdings, preferring equities to property in light of government attempts to curb property price gains. News that North Korea would halt its nuclear program provided another boost for Korean equities. In Taiwan, the underperforming technology sector hampered the market's performance for much of the year. Thailand (+5.4%) and Indonesia (+3.7%), two of the largest South East Asian markets, were the worst performing markets in Asia. Economic growth for both countries continued to disappoint while rising oil prices raised investor concern over the outlook for inflation and current account positions.

     The long-term outlook for Emerging Markets remains positive given attractive valuations, a much improved structural backdrop and enhanced corporate profitability. Near-term, we will continue to monitor developments regarding global economic growth, US interest rates, events in China and political developments in Mexico, Brazil, Russia, Turkey, Poland and Asia. Sentiment towards the asset class has been relatively high this year and any change in risk appetite continues to leave it vulnerable to near-term corrections. However, given structural improvements in Emerging Markets we believe any selling pressure will be short lived.

PERFORMANCE OVERVIEW
AMERICAN BEACON EMERGING MARKETS FUND(SM)
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Emerging Markets Fund returned 30.11% for the twelve months ended October 31, 2005. The Fund underperformed the MSCI Emerging Markets Index ("Index") return of 33.80% and the Lipper Emerging Market Funds Index return of 32.97%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 7/31/00* THROUGH 10/31/05
(PERFORMANCE GRAPH)

                                                                               MSCI EMG MKTS FREE         LIPPER EMG MKT FUNDS
                                                   INSTITUTIONAL CLASS                INDEX                       INDEX
                                                   -------------------         ------------------         --------------------
7/00                                                      10000                       10000                       10000
10/00                                                      8170                        8499                        8455
10/01                                                      6657                        6488                        6578
10/02                                                      7309                        7023                        7047
10/03                                                     10851                       10417                       10456
10/04                                                     12983                       12398                       12713
10/05                                                     16892                       16589                       16904

* Inception of Institutional Class of Fund

                            ANNUALIZED TOTAL RETURNS
                           ---------------------------
                             PERIODS ENDED 10/31/05       VALUE OF
                           ---------------------------     $10,000
                                                SINCE     7/31/00-
                           1 YEAR    5 YEARS    INCEP.    10/31/05
                           ------    -------    ------    ---------
Institutional Class(1)...  30.11%     15.64%    10.50%     $16,892
PlanAhead Class(1,2).....  29.95%     15.45%    10.34%     $16,760
AMR Class(1).............  30.43%     15.92%    10.79%     $17,120
Lipper Funds Index.......  32.97%     14.86%    10.51%     $16,904
MSCI Emg Mkts Index(3)...  33.80%     14.31%    10.12%     $16,589

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the five-year and since inception periods represents the total returns achieved by the Institutional Class from 7/31/00 up to 10/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 7/31/00.

3. The MSCI Emerging Markets Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

     The Fund returned less than the Index over the twelve-month time period due to Fund expenses, unfavorable stock selection and lower than Index returns in the cash equitization account. These factors more than offset favorable country allocation achieved by the Fund during the period.

     Despite very strong relative stock selection in South Korea, poor selections in Mexico, Egypt and China negatively impacted the Fund's performance during its fiscal year. In South Korea, Korea Electric Power Corporation gained 64.6%, while Orion Corporation returned nearly 150%. In Mexico, despite Telefonos de Mexico and Kimberly-Clark de Mexico gaining 22.0% and 17.1%, respectively, these stocks underperformed the country return of 53%. In addition, although the Fund's Egyptian holdings returned 110%, they were unable to keep pace with the 158% gains of the Egyptian stocks in the Index. However in China, an investment in Huadian Power detracted from the Fund's performance as the stock dropped 21.0%.

     Country allocation added value as the Fund overweighted Egypt, which was the top-performing market for the twelve-month period with a return of nearly 158%, and overweighted Mexico, which climbed over 52%. Additionally, the Fund generated value by underweighting the four worst performing markets during the period which were Venezuela (down 34.0%), Taiwan (up 4.7%), Malaysia (up 9.2%) and the Philippines (up 10.6%).

     The Fund's basic philosophy remains focused on investing in undervalued companies with above-average earnings growth expectations.

PERFORMANCE OVERVIEW
AMERICAN BEACON EMERGING MARKETS FUND(SM) -- CONTINUED
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
LUKOIL Oil Company, ADR                              3.4%
Samsung Electronics Company Limited                  2.1%
Petroleo Brasileiro S.A., ADR                        2.1%
America Movil, S.A. de C.V., ADR                     1.5%
Wal-Mart de Mexico, S.A. de C.V.                     1.4%
Grupo Televisa, S.A., ADR                            1.4%
Telefonos de Mexico, S.A. de C.V., ADR               1.2%
United Microelectronics Corporation                  1.1%
Companhia Vale do Rio Doce, ADR                      1.1%
Petroleo Brasileiro S.A., ADR                        1.0%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                            16.6%
Consumer Discretionary                                14.0%
Telecommunications Services                           13.4%
Energy                                                11.7%
Information Technology                                11.0%
Industrials                                           10.5%
Materials                                              8.3%
Consumer Staples                                       7.8%
Utilities                                              4.7%
Health Care                                            2.0%

COUNTRY ALLOCATION

                                  (PIE CHART)

                        OTHER
                       EUROPE,
                       MIDDLE                                                                            OTHER
SOUTH                   EAST,             SOUTH                                      OTHER               LATIN
KOREA                  AFRICA    BRAZIL   AFRICA   TAIWAN   MEXICO   INDIA   CHINA   ASIA    MALAYSIA   AMERICA   ISRAEL
-----                  -------   ------   ------   ------   ------   -----   -----   -----   --------   -------   ------
16                      14.40    13.10    11.80    11.60     9.40    8.00    7.60    4.20      3.00      0.50      0.40

     Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards. The risks of investing in foreign equities are heightened when investing in emerging markets.

DOMESTIC BOND MARKET OVERVIEW
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT GRADE
For the twelve-month period ended October 31, 2005, the investment grade fixed income market, as defined by the Lehman Aggregate Index (the "Index"), produced a 1.13% total return, which was an accomplishment considering that the Federal Reserve Bank raised short-term interest rates 2.00% during this same period. The market's performance was also impressive given that oil prices, which began period at a high $45/barrel, rose to $60/barrel by period end. Fortunately, energy price inflation did not manifest itself in the bond market and fixed income returns were salvaged. See total returns from each of the asset class below:

                                   TOTAL RETURNS
                               ----------------------
                               PERIODS ENDED 10/31/05
                               ----------------------
                               6 MONTH       12 MONTH
                               -------       --------
Lehman Aggregate                 0.15%         1.13%
Lehman Gov/Credit                0.07%         0.83%
-----------------------------------------------------
SECTOR
U.S. Treasury                   -0.09%         0.88%
U.S. Agency                      0.46%         1.07%
Mortgage-Backed                  0.30%         1.75%
Commercial MBS                  -0.09%         0.34%
Asset-Backed                     0.65%         1.08%
U.S. Credit                      0.08%         0.65%
-----------------------------------------------------
CREDIT RATING
Aaa                              0.18%         1.23%
Aa                              -0.03%         0.69%
A                               -0.22%         0.87%
Baa                              0.31%         0.33%

(source: Lehman Brothers)

     The highest total returns in twelve month period came from the mortgage sector where a combination of reduced issuance, flat refinancing activity, and low relative duration helped this sector outperform. The reduction in mortgage issuance resulted from Fannie Mae and Freddie Mac remaining on the sidelines as they repaired their financial statements and rebuilt capital reserves. With fewer new bonds hitting the market, the outstanding mortgages benefited from relative scarcity. The moderation in prepayment activity reflected the flattening yield curve as short rates rose and long rates remained range bound. Mortgages also benefited from their relatively low duration, which further helped this sector as short rates rose. See changes in yield curve below:
(PERFORMANCE GRAPH)

                                                                            1.89                               3.88
                                                                            2.12                               4.21
                                                                            2.19                               4.24
                                                                            2.26                               4.27
                                                                            2.33                               4.29
                                                                            2.41                               4.32
                                                                            2.48                               4.35
                                                                            2.55                               4.37
2 Yr.                                                                       2.61                               4.38
                                                                            2.67                               4.39
                                                                            2.73                               4.39
                                                                            2.79                               4.40
                                                                            2.85                               4.40
                                                                            2.92                               4.41
                                                                            2.98                               4.41
                                                                            3.04                               4.42
                                                                            3.10                               4.42
                                                                            3.16                               4.43
                                                                            3.22                               4.44
5 Yr.                                                                       3.28                               4.44
                                                                            3.32                               4.45
                                                                            3.36                               4.45
                                                                            3.39                               4.46
                                                                            3.43                               4.46
                                                                            3.47                               4.47
                                                                            3.50                               4.47
                                                                            3.54                               4.48
                                                                            3.58                               4.49
                                                                            3.62                               4.49
                                                                            3.65                               4.50
                                                                            3.69                               4.50
                                                                            3.73                               4.51
                                                                            3.76                               4.51
                                                                            3.80                               4.52
                                                                            3.84                               4.52
                                                                            3.87                               4.53
                                                                            3.91                               4.53
                                                                            3.95                               4.54
                                                                            3.99                               4.55
10 Yr.                                                                      4.02                               4.55
                                                                            4.03                               4.55
                                                                            4.04                               4.56
                                                                            4.05                               4.56
                                                                            4.06                               4.56
                                                                            4.07                               4.56
                                                                            4.08                               4.57
                                                                            4.09                               4.57
                                                                            4.10                               4.57
                                                                            4.11                               4.57
                                                                            4.12                               4.58
                                                                            4.13                               4.58
                                                                            4.14                               4.58
                                                                            4.15                               4.58
                                                                            4.16                               4.59
                                                                            4.17                               4.59
                                                                            4.18                               4.59
                                                                            4.19                               4.59
                                                                            4.20                               4.60
                                                                            4.20                               4.60
                                                                            4.21                               4.60
                                                                            4.22                               4.60
                                                                            4.23                               4.61
                                                                            4.24                               4.61
                                                                            4.25                               4.61
                                                                            4.26                               4.61
                                                                            4.27                               4.62
                                                                            4.28                               4.62
                                                                            4.29                               4.62
                                                                            4.30                               4.62
                                                                            4.31                               4.63
                                                                            4.32                               4.63
                                                                            4.33                               4.63
                                                                            4.34                               4.63
                                                                            4.35                               4.64
                                                                            4.36                               4.64
                                                                            4.37                               4.64
                                                                            4.38                               4.64
                                                                            4.39                               4.65
                                                                            4.40                               4.65
                                                                            4.41                               4.65
                                                                            4.42                               4.66
                                                                            4.43                               4.66
                                                                            4.43                               4.66
                                                                            4.44                               4.66
                                                                            4.45                               4.67
                                                                            4.46                               4.67
                                                                            4.47                               4.67
                                                                            4.48                               4.67
                                                                            4.49                               4.68
                                                                            4.50                               4.68
                                                                            4.51                               4.68
                                                                            4.52                               4.68
                                                                            4.53                               4.69
                                                                            4.54                               4.69
                                                                            4.55                               4.69
                                                                            4.56                               4.69
                                                                            4.57                               4.70
                                                                            4.58                               4.70
                                                                            4.59                               4.70
                                                                            4.60                               4.70
                                                                            4.61                               4.71
                                                                            4.62                               4.71
                                                                            4.63                               4.71
                                                                            4.64                               4.71
                                                                            4.65                               4.72
                                                                            4.65                               4.72
                                                                            4.66                               4.72
                                                                            4.67                               4.72
                                                                            4.68                               4.73
                                                                            4.69                               4.73
                                                                            4.70                               4.73
                                                                            4.71                               4.73
                                                                            4.72                               4.74
                                                                            4.73                               4.74
                                                                            4.74                               4.74
                                                                            4.75                               4.74
                                                                            4.76                               4.75
                                                                            4.77                               4.75
                                                                            4.78                               4.75
30 Yr.                                                                      4.79                               4.75

BOND MARKET OVERVIEW
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

The U.S. credit sector produced relatively low returns during the twelve month period as credit market volatility increased and issuer-specific risk increased. The primary driver of credit sector returns was the auto manufacturers, Ford and GM. In the first quarter of 2005, the financial condition of these two companies began to deteriorate dramatically as incentive-driven sales took their toll on profitability and as they lost market share to overseas manufacturers. Credit spreads widened and ratings downgrades followed. Since these were two of the largest issuers in the credit markets, their impact was widely felt. (See credit spread chart below.) Ultimately, GM was removed from the investment grade index following its downgrade to junk-bond rating status, and Ford was left at the precipice. Any further deterioration in Ford's credit metrics will pull it out of the investment grade index as well. These two issuers were largely responsible for the negative total returns in the Industrial sector during the period.

(PERFORMANCE GRAPH)

                                      INDEX            AAA CREDIT           AA CREDIT           A CREDIT           BAA CREDIT
                                      -----            ----------           ---------           --------           ----------
Oct-03                               115.00               48.00               57.00               89.00              167.00
                                     114.00               44.00               57.00               90.00              165.00
                                     109.00               44.00               56.00               85.00              157.00
                                     112.00               47.00               56.00               86.00              164.00
                                     108.00               45.00               54.00               83.00              156.00
                                     109.00               47.00               55.00               84.00              158.00
                                     102.00               41.00               49.00               78.00              149.00
                                     103.00               41.00               50.00               80.00              151.00
                                     100.00               39.00               48.00               79.00              146.00
                                     101.00               40.00               49.00               80.00              144.00
                                     100.00               39.00               48.00               81.00              143.00
                                      99.00               39.00               50.00               80.00              141.00
                                      98.00               38.00               49.00               79.00              139.00
Jan-04                                97.00               39.00               50.00               79.00              136.00
                                      95.00               38.00               49.00               78.00              134.00
                                      95.00               38.00               49.00               78.00              134.00
                                      96.00               40.00               49.00               79.00              134.00
                                      97.00               40.00               49.00               79.00              136.00
                                     100.00               41.00               53.00               82.00              141.00
                                      95.00               36.00               48.00               77.00              135.00
                                      96.00               35.00               48.00               79.00              136.00
                                      96.00               37.00               49.00               78.00              137.00
                                      97.00               38.00               48.00               78.00              138.00
                                      99.00               38.00               48.00               78.00              143.00
                                      99.00               39.00               48.00               79.00              142.00
                                      99.00               39.00               48.00               79.00              142.00
Apr-04                                98.00               40.00               48.00               80.00              140.00
                                      97.00               40.00               48.00               80.00              137.00
                                      98.00               40.00               50.00               80.00              138.00
                                      96.00               41.00               50.00               80.00              133.00
                                      97.00               40.00               51.00               80.00              137.00
                                     103.00               45.00               55.00               86.00              144.00
                                     103.00               42.00               53.00               85.00              147.00
                                     103.00               42.00               53.00               86.00              145.00
                                     102.00               40.00               54.00               85.00              144.00
                                     103.00               41.00               56.00               85.00              145.00
                                     102.00               42.00               56.00               86.00              144.00
                                     102.00               42.00               56.00               86.00              143.00
                                     101.00               41.00               55.00               85.00              141.00
Jul-04                               103.00               42.00               57.00               87.00              145.00
                                     103.00               42.00               56.00               87.00              145.00
                                     102.00               41.00               56.00               87.00              142.00
                                     101.00               42.00               56.00               86.00              141.00
                                      99.00               41.00               54.00               85.00              137.00
                                     101.00               42.00               54.00               87.00              141.00
                                      99.00               38.00               52.00               84.00              140.00
                                      99.00               39.00               53.00               85.00              138.00
                                      97.00               38.00               53.00               83.00              136.00
                                      96.00               38.00               53.00               82.00              134.00
                                      96.00               39.00               52.00               82.00              135.00
                                      94.00               40.00               51.00               81.00              132.00
                                      94.00               38.00               51.00               79.00              132.00
Oct-04                                94.00               40.00               54.00               80.00              131.00
                                      93.00               40.00               53.00               79.00              130.00
                                      93.00               39.00               52.00               79.00              131.00
                                      95.00               39.00               52.00               78.00              135.00
                                      93.00               38.00               51.00               77.00              131.00
                                      89.00               37.00               48.00               75.00              127.00
                                      87.00               35.00               48.00               73.00              124.00
                                      87.00               35.00               48.00               73.00              122.00
                                      85.00               34.00               45.00               70.00              122.00
                                      86.00               35.00               47.00               71.00              123.00
                                      83.00               32.00               46.00               68.00              120.00
                                      84.00               34.00               48.00               69.00              120.00
                                      83.00               34.00               47.00               68.00              118.00
                                      83.00               34.00               48.00               69.00              119.00
Jan-05                                82.00               34.00               46.00               68.00              118.00
                                      84.00               34.00               46.00               68.00              121.00
                                      84.00               34.00               46.00               68.00              123.00
                                      81.00               33.00               44.00               65.00              119.00
                                      80.00               32.00               45.00               66.00              117.00
                                      79.00               30.00               43.00               64.00              116.00
                                      79.00               31.00               43.00               64.00              115.00
                                      77.00               31.00               42.00               63.00              113.00
                                      78.00               32.00               44.00               64.00              113.00
                                      77.00               32.00               42.00               63.00              112.00
                                      84.00               34.00               46.00               67.00              124.00
                                      86.00               36.00               47.00               67.00              129.00
Apr-05                                94.00               38.00               50.00               74.00              141.00
                                      94.00               38.00               51.00               73.00              142.00
                                     106.00               40.00               54.00               79.00              167.00
                                      99.00               39.00               53.00               75.00              153.00
                                     102.00               39.00               53.00               77.00              158.00
                                      85.00               39.00               52.00               76.00              120.00
                                      90.00               39.00               54.00               82.00              127.00
                                      88.00               38.00               53.00               79.00              125.00
                                      85.00               36.00               52.00               77.00              120.00
                                      91.00               36.00               60.00               80.00              136.00
                                      91.00               37.00               60.00               80.00              136.00
                                      91.00               37.00               60.00               81.00              136.00
                                      92.00               37.00               59.00               80.00              141.00
Jul-05                                90.00               35.00               58.00               79.00              136.00
                                      89.00               36.00               57.00               78.00              136.00
                                      87.00               35.00               56.00               77.00              131.00
                                      85.00               34.00               56.00               75.00              129.00
                                      83.00               35.00               54.00               74.00              124.00
                                      84.00               36.00               56.00               75.00              126.00
                                      84.00               36.00               56.00               73.00              126.00
                                      85.00               36.00               57.00               74.00              126.00
                                      82.00               35.00               56.00               72.00              120.00
                                      87.00               38.00               59.00               77.00              129.00
                                      85.00               37.00               58.00               76.00              126.00
                                      87.00               37.00               59.00               78.00              127.00
                                      86.00               37.00               58.00               77.00              128.00
Oct-05                                86.00               36.00               58.00               78.00              127.00

     Excluding the auto sector, the credit markets suffered from issuer-specific risk. Issuers essentially became the victims of their own success. Over the past few years, companies have produced very healthy balance sheets reflecting their strong earnings, low capital expenditures, and growing cash balances. While this was an ideal environment for bond holders, equity holders were not impressed. With stock prices relatively flat for many of these companies, equity investors demanded greater returns. As a result, dividend payments have been increasing, stock buy-backs have been enlarged, and companies are beginning to lever up their balance sheets again. The risks have been issuer-specific because some companies responded more aggressively to equity investors than others did. In addition, certain companies attracted the attention of (in)famous corporate raiders who accumulated large equity positions and demanded substantial equity-friendly initiatives. As a result, while the corporate bond market in general is still healthy (strong earnings, low issuance, high cash balances) certain issuers' balance sheets may be a little too healthy.

     Within the non-corporate sector, the unusually strong performance came from two issuers, Pemex (Mexico's state oil producer) and United Mexican States (Mexico's government bonds). During this period, these bonds rallied along with emerging markets in general, which performed very well. High oil prices also helped Pemex bonds.

     Utilities and Financials, also performed well during the period. The utility sector benefited from the natural gas distributors as gas prices rose. Additionally, utilities benefited from their relatively long maturities, which helped since the longest end of the treasury curve was essentially flat during the period.

     The Finance sector returns reflected their strong credit quality. In particular, the insurance sector performed well due to its strong pricing power and diminishing regulatory headline risk (i.e. AIG and Marsh & McLennan). The REIT sector performed well due to the healthy real estate markets. Offsetting some of the Finance sectors returns was its position on the yield curve, primarily 5 to 10 year maturities, which were the most adversely affected among the curve segments.

     Given the nature of the credit markets during this period, credit quality played a mixed role in relative total returns. In general, credit spreads widened during the twelve month period, which led to outperformance from the highest-rated issuers.

     Within the government sectors, Agencies outperformed Treasuries due to a combination of spread improvement in the agencies and a slightly

October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

shorter duration than treasuries. The spread improvement in agencies continued despite the saga surrounding Fannie Mae's accounting problems and the more stringent operating rules imposed by Congress. In general, the new operating mandate is more bond-holder friendly since it increases reserve capital requirements and moderates the allowable growth rate. Equity holders were much more adversely affected by the changes. Additionally, investors appear to have grown accustom to the accounting revisions to Fannie Mae's financial statements and are patiently awaiting completion of the review process.

     Finally, the asset-backed and commercial mortgage-backed sectors produced returns that were in line with their credit quality and yield curve placement. Both are very highly rated sectors and performed well as the credit markets became volatile. The asset-backed sector has a relatively short average maturity and performed reasonably well as interest rates rose. The commercial mortgage-backed sector has a longer average maturity, closer to the five-year treasury, and produced lower total returns as this was the hardest hit segment of the treasury curve.

     In total, the fixed income markets continued to offer relatively attractive total returns given the rising interest rates and flattening yield curve.

HIGH YIELD BOND MARKET OVERVIEW
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

The last twelve months have been a 'real world' example of the dynamics that can exist in the high yield market. With global issues (e.g., the war in Iraq and the tsunami), skyrocketing oil prices, domestic troubles (two hurricanes, two major airline bankruptcies and the auto industry's woes, among other things) and rising interest rates to deal with, the high yield market seems to have taken everything in stride.

     By the end of October, the Lehman Brothers Corporate High Yield Index spread over Treasuries had shrunk to +373 basis points, the tightest since July 1998. BB rated bonds had contracted to +219 basis points and BB-B spread was 122 basis points, the tightest since the first half of 1998. The overall index spread would have been lower were it not for CCC's, which were averaging 306 basis points over B's, still above the 242 basis points spread reached in January 2004. In that environment, several BB's were trading as tight as 150 basis points, which hardly met the traditional standard for high yield. For example, the $2 billion Nextel 7 3/8% 2015, which traded at 261 basis points as recently as September 1, was 150 basis points over based on speculation that their credit rating might have risen to investment grade.

     At 12/31/2004, the Lehman Brothers Index was down to 319 basis points over the Treasuries. These spreads touched levels not reached since 1997 and 1986. Due to investors' thirst for yield, quality spreads compressed. The most striking was the difference between B's and BB's. In July 2002 it was 402 basis points. A year ago it was 147 basis points. At this year-end, it was at an all-time low of 103 basis points. Part of the reason was a low occurrence of company distress, creating a better chance that today's B could be tomorrow's BB and today's BB could reach investment grade. These possibilities were mirrored in rating agency upgrades and downgrades, which reached their best ratio in seven years.

     For only the second time since 1990, the high yield market had a negative January total return, albeit a slim -0.13% for the Lehman Brothers U.S. Corporate High Yield Index. One possible cause of the market's performance was a $1.1 billion January outflow from mutual funds, the largest since May 2004. (While mutual funds aren't really as big a market factor as they once were, they still account for the trades of market timers). The best explanation for January's return was that "it happened in December".

     While there were worries that rising gasoline prices and higher interest rates would cause pressure on the auto and housing sectors, the overall credit environment remained fairly benign in the first quarter of 2005. The supply of new issues was low. March issuance was an anemic $9.5 billion, the lowest total since last August and only slightly more than one half versus a year ago. During the March decline, it was not easy to buy decent quantity.

     When the high yield index outperforms Treasuries by approximately 4% in one month, as in July, that can only mean that spreads tightened. Indeed, the Lehman index aggregate spread dipped to 337 basis points from 395 basis points the month before. With higher yielding GM bonds rated BB, the BB-to-B spread hit an all-time record low of only 74 basis points. Exactly three years before (think corporate scandals, heavy downgrades, bankruptcies) the BB-to-B differential was 402 basis points. While B's tightened last month versus BB's, there was still some caution in the distressed end of the market where a 337 basis points spread between B and CCC remained well above this year's low.

     Tight spreads have been the result of good market technicals (supply/demand) and positive event risk. Market size (supply) shrank slightly as a modest $8 billion of new issues was not enough to offset maturities and tenders. Many would-be issuers found terms in the second lien bank market more attractive. Event risk was positive: a) zero defaults for the second month in a row, b) an excellent ratio of upgrades to downgrades of 1.38 to 1 (in July 2002, the ratio was .28 to 1), and c) occasional tender offers to refinance high coupon but not-yet-callable debt.

     Neither $70 oil, hurricanes nor automobile industry downgrades were able to rattle the high yield market during August. The above factors have led many to forecast that the Federal Reserve may stop

October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

tightening, resulting in lower U.S. Treasury yields (26 basis points on 5 year and 10 year). While the high yield market did not follow suit, it was able to hold its own. Yield spreads widened modestly from 337 basis points at 7/31 to 376 basis points at 8/31 (source: Lehman Brothers High Yield Index).

     On August 24, Moody's downgraded General Motors (Ba2), GMAC (Ba1), Ford Motor (Ba1) and Ford Motor Credit (Baa3). The ratings actions had surprisingly little market impact as most of the damage to GM took place in July and most of Ford debt is still investment grade. Though the Fund had taken positions in GM and Delphi for a time, our sell discipline took effect as we exited these positions well before Delphi's bankruptcy and the precipitous slide that preceded it.

     Some negative factors that caused the Lehman Brothers High Yield Index to fall 1% in September were a 31 basis point increase in long-term Treasury yields (as the Fed kept tightening), the worst month of mutual fund outflows since April, the twin bankruptcies of Delta Air Lines and Northwest Airlines and the looming potential bankruptcy of Delphi Corporation. Whether the October 17 change in the bankruptcy law causes more companies to file sooner rather than later remains to be seen.

     Despite the disparate treatment of GM/GMAC and Ford/Ford Motor Credit in the major indices, the spread between the five major High Yield indexes for the quarter ending September 30 was a mere .03%! (That is something that won't last.) For the quarter, the Lehman Brothers High Yield Index outperformed the Lehman Brothers U.S. Treasury Index by 2.05% and the Lehman U.S. Corporate Index (high grade bonds) by 2.02%, both very respectable showings.

PERFORMANCE OVERVIEW
AMERICAN BEACON HIGH YIELD BOND FUND(SM)
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the High Yield Bond Fund returned 3.03% for the twelve months ended October 31, 2005. The Fund trailed its main indices for the period as the Lipper High Current Yield Funds Index returned 4.12%, the Citigroup High Yield Market Index gained 3.55% and the Lehman Brothers Corporate High Yield Index ("Lehman Index") posted a return of 4.09% for the twelve-month period.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/29/00* THROUGH 10/31/05
(PERFORMANCE GRAPH)

                                                                                                                 LIPPER HIGH
                                                                 LEHMAN BROS CORP        CITIGROUP HIGH         CURRENT YIELD
                                        INSTITUTIONAL CLASS      HIGH YIELD INDEX      YIELD MARKET INDEX        FUNDS INDEX
                                        -------------------      ----------------      ------------------       -------------
12/00                                          10000                  10000                  10000                  10000
10/01                                          10533                  10199                  10224                   9618
10/02                                          11194                   9640                   9531                   9045
10/03                                          13446                  12896                  13042                  11773
10/04                                          14816                  14484                  14664                  13081
10/05                                          15265                  15077                  15163                  13620

*   Inception of Institutional Class of Fund

                            ANNUALIZED TOTAL RETURNS
                           --------------------------
                             PERIODS ENDED 10/31/05     VALUE OF
                           --------------------------    $10,000
                                               SINCE    12/29/00-
                           1 YEARS   3 YEARS   INCEP.   10/31/05
                           -------   -------   ------   ---------
Institutional
  Class(1)..............    3.03%     10.89%    9.13%    $15,265
PlanAhead Class(1,2)....    2.69%     10.52%    8.71%    $14,982
Service Class(1,3)......    2.33%      9.97%    8.37%    $14,758
Lehman Bros. High Yield
  Index(4)..............    4.09%     16.08%    8.87%    $15,077
Citigroup High Yield
  Market Index..........    3.55%     16.74%    9.00%    $15,163
Lipper High Current
  Yield Funds Index.....    4.12%     14.62%    6.60%    $13,620

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/29/00.

3. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/29/00 up to 3/1/02, the returns of the PlanAhead Class from 3/1/02 up to 5/1/03 (the inception date of the Service Class), and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the Institutional and PlanAhead Classes. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 12/29/00.

4. The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed income securities with a maximum credit rating of Ba1, a minimum amount outstanding of $100 million, and at least on year to maturity.

5. The Citigroup High Yield Market Index is an unmanaged index of fixed income securities with a maximum credit rating of BB+, a minimum amount outstanding of $100 million, and at least 1 year to maturity.

     The Fund, relative to the Lehman Index, was underweighted in three (Communications, Energy and Transportation) of the four best performing sectors. While underweightings in Energy and Transportation were minor, the underweighting in Communications, over 7%, had a more significant impact on the performance of the Fund as the Communications sector gained 5.9%. The Fund was also impacted by an overweighting in the Consumer Cyclical sector, the worst and only sector to post a negative return, as it dropped 0.1%.

     The Fund overweighted the Financial (the best sector for the period with a return of 7.2%), Technology (up 3.7%) and Consumer Non-Cyclical (up 3.4%) sectors which outperformed the Lehman Index and benefited the Fund.

     The sub-advisor's "bottom up," security-by-security investment process, with a focus on companies with strong cash flow and fundamental credit strength, began to come back into favor as the period came to a close. It is important to note that any sector over or underweighting is a residual of the investment process and not an active part of the strategy.

     Higher-rated securities reversed course from 2004 and outperformed lower-rated securities in the first ten months of 2005. The sub-advisor believes

PERFORMANCE OVERVIEW
AMERICAN BEACON HIGH YIELD BOND FUND(SM) -- CONTINUED
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

that its comprehensive research approach, which has generated outperformance for the Fund in the past, will continue to deliver strong performance over the long term.

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Echostar DBS Corporation, 6.625%,
  Due 10/1/2014(+)                                   1.4%
UNOVA, Incorporated, 7.00%, Due 3/15/2008            1.3%
Kabel Deutschland GMBH, 10.625%, Due 7/1/2014,
  144A (Note A)(+)                                   1.2%
Turning Stone Casino Resort, 9.125%, Due
  12/15/2010, 144A (Note A)                          1.1%
Alpharma, Incorporated, 8.625%, Due 5/1/2011         1.1%
NDCHealth Corporation, 10.50%, Due 12/1/2012         1.1%
MCI, Incorporated, 7.688%, Due 5/1/2009              1.1%
The Interpublic Group of Companies,
  Incorporated, 6.25%, Due 11/15/2014                1.0%
Transdigm, Incorporated, 8.375%, Due 7/15/2011       1.0%
PetroQuest Energy, Incorporated, 10.375%, Due
  5/15/2012                                          0.9%

SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporate                                         100.0%

     Investing in high yield securities involves additional risks when compared to investing in investment grade securities. These include a greater risk of default or bankruptcy and an increased sensitivity to financial difficulties or changes in interest rates.

PERFORMANCE OVERVIEW
AMERICAN BEACON ENHANCED INCOME FUND(SM)
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The PlanAhead Class of the Enhanced Income Fund returned 1.55% for the twelve months ended October 31, 2005. Its benchmark, a blend of 75% Lehman Brothers Gov/Credit Intermediate Index and 25% Merrill Lynch All U.S. Convertibles Index ("Benchmark"), returned 1.38%. The Fund's peer group, the Lipper Intermediate Investment Grade Index, returned 1.40% over the period.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/1/03* THROUGH 10/31/05
(LINE GRAPH)

                                                                               LIPPER INTERMEDIATE           ENHANCED INCOME
                                                     PLANAHEAD CLASS         INVESTMENT GRADE INDEX          COMPOSITE INDEX
                                                     ---------------         ----------------------          ---------------
7/03                                                      10000                       10000                       10000
10/03                                                     10032                        9924                       10088
10/04                                                     10504                       10440                       10622
10/05                                                     10642                       10586                       10768

*   Inception of Fund

                                ANNUALIZED TOTAL
                                     RETURNS
                               -------------------
                                  PERIODS ENDED
                                    10/31/05          VALUE OF
                               -------------------    $10,000
                                           SINCE      7/01/03-
                               1 YEAR    INCEPTION    10/31/05
                               ------    ---------    --------
PlanAhead Class(1)...........   1.32%      2.71%      $10,642
Lipper Intermediate
  Investment Grade Index.....   1.40%      2.47%      $10,586
Enhanced Income Composite
  Index(2)...................   1.55%      2.80%      $10,768

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance shown in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.  75% Lehman Bros. Gov/Credit Intermediate Index, 25%
    Merrill Lynch All U.S. Convertibles Index. The Lehman Bros. Gov./Credit Intermediate Index is an unmanaged index of investment grade corporate and government debt issues with maturities between one and ten years. The Merrill Lynch All U.S. Convertibles Index is an unmanaged index of domestic securities convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents with greater than $50 million aggregate market value at issuance. The Merrill Lynch Index includes securities of all quality grades.

     The Fund's assets have been allocated approximately 75% to American Beacon Advisors, Inc. (the "Manager") which invests primarily in income producing, short- and intermediate-term investment grade bonds and 25% to a sub-advisor that invests in securities including convertible bonds, convertible preferreds, high yield bonds and equities in order to try to enhance the return of the overall Fund.

     For the twelve-month period, the investment grade bond portion of the Fund returned 1.1% on a gross basis compared to a 0.3% return for its portion of the Benchmark. The Manager's security selection within Corporates added the most relative value during the year, followed by security selection in the Mortgage Pass-through sector.

     The remaining portion of the Fund managed by the Fund's sub-advisor generated a gross return of 5.5%. These results not only beat the 4.5% return of its portion of the Benchmark but also enhanced the Fund's overall return. As issues with greater equity sensitivity (low conversion premiums) performed well for the period, reflecting the positive performance of equities, this portion of the Fund benefited from maintaining greater equity sensitivity relative to its portion of the Benchmark.

     The Manager and the Fund's sub-advisor remain focused on the Fund's investment objectives of generating income and capital appreciation.

TOP TEN HOLDINGS

                                                   % OF NET
                                                    ASSETS
                                                  ----------
U.S. Treasury Notes, 4.75%, Due 5/15/2014            4.8%
U.S. Treasury Notes, 4.00%, Due 2/15/2014            4.3%
U.S. Treasury Notes, 5.00%, Due 8/15/2011            3.7%
U.S. Treasury Notes, 5.00%, Due 2/15/2011            3.1%
Prudential Insurance Company of America, 6.375%,
  Due 7/23/2006                                      1.8%
General Electric Capital Corporation, 4.125%,
  Due 3/4/2008                                       1.8%
U.S. Treasury Notes, 3.875%, Due 5/15/2010(+)        1.7%
Household Finance Corporation, 5.75%, Due
  1/30/2007                                          1.6%
Wachovia Corporation, 6.40%, Due 4/1/2008            1.4%
Credit Suisse First Boston, Incorporated,
  5.875%, Due 8/1/2006                               1.3%

PERFORMANCE OVERVIEW
AMERICAN BEACON ENHANCED INCOME FUND(SM) -- CONTINUED
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

FIXED-INCOME SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporates                                        50.1%
U.S. Treasury                                     21.1%
Corporate Convertibles                            15.7%
Mortgage-Backed                                    9.2%
Asset-Backed                                       2.9%
U.S. Agency                                        1.0%

EQUITY SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           52.1%
Energy                                               16.2%
Information Technology                               13.7%
Telecommunication Services                            7.5%
Industrials                                           5.5%
Consumer Discretionary                                5.0%

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERMEDIATE BOND FUND(SM)
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Intermediate Bond Fund returned 1.26% for the twelve months ended October 31, 2005, ahead of the Lehman Brothers Aggregate Index ("Index") return of 1.13% but below the Lipper Intermediate Investment Grade Index return of 1.40%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 9/15/97* THROUGH 10/31/05
(LINE GRAPH)

                                                                               LIPPER INTERMEDIATE            LEHMAN BROS.
                                                   INSTITUTIONAL CLASS       INVESTMENT GRADE INDEX          AGGREGATE INDEX
                                                   -------------------       ----------------------          ---------------
9/97                                                      10000                       10000                       10000
10/97                                                     10241                       10211                       10295
10/98                                                     11215                       11045                       11254
10/99                                                     11097                       11074                       11314
10/00                                                     11806                       11775                       12140
10/01                                                     13528                       13462                       13908
10/02                                                     14146                       13952                       14727
10/03                                                     14799                       14884                       15450
10/04                                                     15596                       15658                       16304
10/05                                                     15792                       15878                       16489

*   Inception of Institutional Class of Fund

                           ANNUALIZED TOTAL RETURNS
                           -------------------------
                            PERIODS ENDED 10/31/05     VALUE OF
                           -------------------------   $10,000
                                              SINCE    9/15/97-
                           1 YEAR   5 YEARS   INCEP.   10/31/05
                           ------   -------   ------   --------
Institutional Class(1)...  1.26%     5.99%    5.78%    $15,792
PlanAhead Class(1,2).....  0.54%     5.44%    5.34%    $15,265
Lipper Intermediate Inv.
  Grade Index............  1.40%     6.16%    5.85%    $15,878
Lehman Bros. Agg.
  Index(3)...............  1.13%     6.31%    7.72%    $16,489

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 9/15/97 up to 3/2/98, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 9/15/97.

3. Since inception return is from 8/31/97. The Lehman Brothers Aggre gate Index is a market value weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

     The Fund added value relative to the Index due to security selection primarily in the Corporate and U.S. Treasury sectors. Within the Corporate sector, Industrials accounted for the bulk of the excess performance. However, the Fund's overweight in Corporates, which was the poorest performing sector within the Index, offset some of the gains achieved through security selection. In the U.S. Treasury sector, outperformance was primarily the result of underweighting shorter duration Treasury securities that underperformed. Overall, the Fund's duration was somewhat longer than the Index early in the period, which was beneficial, but became generally neutral in the second half of the period.

     The Fund's investment managers remain focused on a conservative approach toward investing in the bond market, focusing on issuer-specific opportunities.

TOP TEN HOLDINGS

                                                            % OF
                                                         NET ASSETS
                                                         ----------
U.S. Treasury Note, 4.75%, Due 5/15/2014                    2.4%
Federal National Mortgage Association, Pool #255364,
 6.00%, Due 9/1/2034                                        2.1%
Federal Home Loan Mortgage Corporation, 4.25%, Due
 7/15/2009                                                  2.1%
United States Treasury Bond, 5.375%, Due 2/15/2031          2.0%
United States Treasury Bond, 9.125%, Due 5/15/2018          1.8%
Federal National Mortgage Association, Pool #735224,
 5.50%, Due 2/1/2035                                        1.8%
Countrywide Alternative Loan Trust, Incorporated,
 6.00%, Due 11/25/2035                                      1.6%
United States Treasury Note, 2.00%, Due 1/15/2014           1.5%
Federal National Mortgage Association, Pool #254545,
 5.00%, Due 12/1/2017                                       1.5%
Federal National Mortgage Association, Pool #555880,
 5.50%, Due 11/1/2033                                       1.4%

SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Mortgage-Backed                                   42.4%
Corporates                                        31.9%
U.S. Treasury                                     19.2%
U.S. Agency                                        3.8%
Asset-Backed                                       2.7%

PERFORMANCE OVERVIEW
AMERICAN BEACON SHORT-TERM BOND FUND(SM)
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Short-Term Bond Fund returned 1.00% for the twelve months ended October 31, 2005, ahead of the Merrill Lynch 1-3 Year Gov/Corp Index (the "Index") return of 0.82% but slightly below the Lipper Short Investment Grade Bond Funds Index ("Lipper") return of 1.12%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/95 THROUGH 10/31/05
(LINE GRAPH)

                                                                LIPPER SHORT INV.
                                                                 GRADE BOND FUNDS      LINKED LIPPER INV.         ML 1-3 YR.
                                        INSTITUTIONAL CLASS           INDEX              GRADE AVERAGE         GOV./CORP. INDEX
                                        -------------------     -----------------      ------------------      ----------------
10/95                                          10000                  10000                  10000                  10000
10/96                                          10538                  10552                  10454                  10600
10/97                                          11230                  11245                  11086                  11294
10/98                                          12009                  11912                  11744                  12152
10/99                                          12348                  12303                  12087                  12544
10/00                                          13100                  13026                  12775                  13318
10/01                                          14551                  14342                  14042                  14824
10/02                                          15075                  14725                  14417                  15542
10/03                                          15650                  15192                  14851                  16027
10/04                                          16024                  15511                  15137                  19376
10/05                                          16185                  15684                  15283                  19535

                           ANNUALIZED TOTAL RETURNS
                          ---------------------------   VALUE OF
                            PERIODS ENDED 10/31/05       $10,000
                          ---------------------------   10/31/95-
                          1 YEAR   5 YEARS   10 YEARS   10/31/05
                          ------   -------   --------   ---------
Institutional
  Class(1)..............   1.00%    4.32%     4.93%      $16,185
PlanAhead Class(1)......   0.46%    3.85%     4.43%      $15,422
Lipper Short Inv. Grade
  Index.................   1.12%    3.79%     4.61%      $15,684
Linked Lipper Inv. Grade
  Average...............   0.96%    3.65%     4.33%      $15,283
Merrill Lynch 1-3 Yr.
  Gov./Corp. Index......   0.82%    4.37%     1.21%      $19,535

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. The Merrill Lynch 1-3 Yr. Gov./Corp. Index is a market value weighted performance benchmark for government and corporate fixed-rate debt securities with maturities between one and three years.

     The Fund's total returns reflect its overweight positions in the spread sectors, including corporates, asset-backeds and mortgages -- all of which outperformed treasuries and agencies during the period. Additionally, the Fund's duration was slightly short of the Index during the period, which led to outperformance as interest rates rose.

     The Fund's largest position during the period was in the corporate sector, which was the best performing sector in the Index. While the broader corporate market underperformed government securities during this period due to spread widening, the shortest maturity corporates (0 to 3 years) outperformed due to their incremental yield to maturity.

     The Fund also held an overweight position in the asset-backed sector (autos and credit cards), which outperformed their government equivalents during the period due to their incremental yield to maturity.

     Finally, the Fund also held a small position in the mortgage sector, which contributed to the outperformance relative to the Index as this sector outperformed all of the Index sectors. (Note: the Merrill Lynch 1-3 Gov/Corp Index does not include mortgages.) Mortgages benefited from their relatively short duration in a rising interest rate environment and from a decline in prepayment activity during the period. The Fund's position, however, was underweight relative to Lipper and accounted for some of the Fund's underperformance relative to Lipper.

PERFORMANCE OVERVIEW
AMERICAN BEACON SHORT-TERM BOND FUND(SM) -- CONTINUED
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
Prudential Insurance Company of America, 6.375%,
  Due 7/23/2006, 144A (Note A)                       3.4%
General Electric Capital Corporation, 4.125%,
  Due 3/4/2008                                       3.4%
Banc of America Securities Auto Trust 2005-WF1
  A4, 4.08%, Due 4/18/2010                           3.3%
MetLife Global Funding I, 3.375%, Due 10/5/2007,
  144A (Note A)                                      3.3%
Citibank Credit Card Issuance Trust 2004-A4 A4,
  3.20%, Due 8/24/2009                               3.3%
DaimlerChrysler Auto Trust 2004-C A4, 3.28%, Due
  12/8/2009                                          3.3%
Wachovia Corporation, 6.40%, Due 4/1/2008            2.9%
Wells Fargo Financial Auto Owner Trust 2004-A
  A4, 2.67%, Due 8/16/2010                           2.9%
Synovus Financial Corporation, 7.25%, Due
  12/15/2005                                         2.8%
FleetBoston Financial Corporation, 3.85%, Due
  2/15/2008                                          2.8%

SECTOR ALLOCATION

                                                   % OF
                                               FIXED INCOME
                                               ------------
Corporates                                         69.8%
Asset-Backed                                       22.5%
Mortgage-Backed                                     3.7%
Treasury                                            2.3%
Agency                                              1.7%

FUND EXPENSES
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE

     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2005 through October 31, 2005.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

                                           LARGE CAP    LARGE CAP     MID-CAP     EMERGING    HIGH YIELD   INTERMEDIATE   SHORT-TERM
INSTITUTIONAL CLASS            BALANCED      VALUE        GROWTH       VALUE      MARKETS        BOND          BOND          BOND
-------------------           ----------   ----------   ----------   ---------   ----------   ----------   ------------   ----------
Beginning Account Value
  5/1/05....................  $1,000.00    $1,000.00    $1,000.00    $1,000.00   $1,000.00    $1,000.00     $1,000.00     $1,000.00
Ending Account Value
  10/31/05..................  $1,040.94    $1,072.52    $1,067.36    $1,075.23   $1,163.20    $1,033.29     $1,001.56     $1,009.05
Expenses Paid During Period*
  5/1/05-10/31/05...........  $    3.03    $    3.09    $    4.70    $    5.25   $    8.17    $    4.24     $    1.51     $    1.70
Annualized Expense Ratio....       0.59%        0.59%        0.90%        1.00%       1.50%        0.83%         0.30%         0.34%

                                                LARGE CAP     EMERGING    HIGH YIELD    ENHANCED    INTERMEDIATE   SHORT-TERM
PLANAHEAD CLASS                     BALANCED      VALUE       MARKETS        BOND        INCOME         BOND          BOND
---------------                    ----------   ----------   ----------   ----------   ----------   ------------   ----------
Beginning Account Value 5/1/05...  $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00     $1,000.00     $1,000.00
Ending Account Value 10/31/05....  $1,039.53    $1,071.20    $1,162.92    $1,032.05    $1,013.93     $  998.47     $1,006.45
Expenses Paid During Period*
  5/1/05-10/31/05................  $    4.41    $    4.47    $    8.78    $    5.47    $    4.30     $    4.75     $    4.32
Annualized Expense Ratio.........       0.86%        0.86%        1.61%        1.07%        0.85%         0.94%         0.85%

                                              LARGE CAP    HIGH YIELD
SERVICE CLASS                     BALANCED      VALUE         BOND
-------------                    ----------   ----------   ----------
Beginning Account Value
  5/1/05.......................  $1,000.00    $1,000.00    $1,000.00
Ending Account Value 10/31/05..  $1,036.60    $1,069.61    $1,030.09
Expenses Paid During Period*
  5/1/05-10/31/05..............  $    5.59    $    5.29    $    7.39
Annualized Expense Ratio.......       1.30%        1.21%        1.45%

                                              LARGE CAP    LARGE CAP    EMERGING
AMR CLASS                         BALANCED      VALUE        GROWTH      MARKETS
---------                        ----------   ----------   ----------   ---------
Beginning Account Value
  5/1/05.......................  $1,000.00    $1,000.00    $1,000.00    $1,000.00
Ending Account Value 10/31/05..  $1,041.70    $1,073.90    $1,068.85    $1,165.00
Expenses Paid During Period*
  5/1/05-10/31/05..............  $    1.67    $    1.78    $    3.14    $    6.72
Annualized Expense Ratio.......       0.33%        0.34%        0.60%        1.23%

---------------

* Expenses are equal to the Fund's annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

FUND EXPENSES
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                        LARGE CAP    LARGE CAP     MID-CAP     EMERGING    HIGH YIELD   INTERMEDIATE   SHORT-TERM
INSTITUTIONAL CLASS         BALANCED      VALUE        GROWTH       VALUE      MARKETS        BOND          BOND          BOND
-------------------         ---------   ----------   ----------   ---------   ----------   ----------   ------------   ----------
Beginning Account Value
  5/1/05                    $1,000.00   $1,000.00    $1,000.00    $1,000.00   $1,000.00    $1,000.00     $1,000.00     $1,000.00
Ending Account Value
  10/31/05                  $1,022.24   $1,022.22    $1,020.66    $1,020.15   $1,017.65    $1,021.03     $1,023.69     $1,023.51
Expenses Paid During
  Period* 5/1/05-10/31/05   $    3.00   $    3.02    $    4.60    $    5.11   $    7.62    $    4.22     $    1.53     $    1.71
Annualized Expense Ratio         0.59%       0.59%        0.90%        1.00%       1.50%        0.83%         0.30%         0.34%

                                                LARGE CAP     EMERGING    HIGH YIELD    ENHANCED    INTERMEDIATE   SHORT-TERM
PLANAHEAD CLASS                     BALANCED      VALUE       MARKETS        BOND        INCOME         BOND          BOND
---------------                    ----------   ----------   ----------   ----------   ----------   ------------   ----------
Beginning Account Value 5/1/05     $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00     $1,000.00     $1,000.00
Ending Account Value 10/31/05      $1,020.88    $1,020.89    $1,017.09    $1,019.82    $1,020.93     $1,020.45     $1,020.90
Expenses Paid During Period*
  5/1/05-10/31/05                  $    4.37    $    4.36    $    8.19    $    5.43    $    4.32     $    4.80     $    4.35
Annualized Expense Ratio                0.86%        0.86%        1.61%        1.07%        0.85%         0.94%         0.85%

                                              LARGE CAP    HIGH YIELD
SERVICE CLASS                     BALANCED      VALUE         BOND
-------------                    ----------   ----------   ----------
Beginning Account Value 5/1/05   $1,000.00    $1,000.00    $1,000.00
Ending Account Value 10/31/05    $1,015.61    $1,015.99    $1,017.92
Expenses Paid During Period*
  5/1/05-10/31/05                $    5.53    $    5.15    $    7.35
Annualized Expense Ratio              1.30%        1.21%        1.45%

                                              LARGE CAP    LARGE CAP    EMERGING
AMR CLASS                         BALANCED      VALUE        GROWTH      MARKETS
---------                        ----------   ----------   ----------   ---------
Beginning Account Value 5/1/05   $1,000.00    $1,000.00    $1,000.00    $1,000.00
Ending Account Value 10/31/05    $1,023.57    $1,023.49    $1,022.17    $1,019.00
Expenses Paid During Period*
  5/1/05-10/31/05                $    1.66    $    1.74    $    3.07    $    6.27
Annualized Expense Ratio              0.33%        0.34%        0.60%        1.23%

---------------

* Expenses are equal to the Fund's annualized expense ratios for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of American Beacon Funds:

     We have audited the accompanying statements of assets and liabilities of American Beacon Funds (formerly known as the American AAdvantage Funds), comprised of the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Large Cap Growth Fund, American Beacon Mid-Cap Value Fund, American Beacon Emerging Markets Fund, American Beacon High Yield Bond Fund, American Beacon Enhanced Income Fund, American Beacon Intermediate Bond Fund, and American Beacon Short-Term Bond Fund (each a "Fund" and collectively the "Funds") (formerly known as the American AAdvantage Balanced Fund, American AAdvantage Large Cap Value Fund, American AAdvantage Large Cap Growth Fund, American AAdvantage Mid-Cap Value Fund, American AAdvantage Emerging Markets Fund, American AAdvantage High Yield Bond Fund, American AAdvantage Enhanced Income Fund, American AAdvantage Intermediate Bond Fund, and American AAdvantage Short-Term Bond Fund, respectfully), including the schedules of investments, as of October 31, 2005, and the related statements of operations and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of each Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Funds at October 31, 2005, the results of their operations for the year then ended and the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                   (ERNST & YOUNG LLP)

Chicago, Illinois
December 21, 2005

--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS
October 31, 2005
--------------------------------------------------------------------------------

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 8.43%
U.S. TREASURY BONDS - 1.71%
7.50%, Due 11/15/2016(+).....  $     1,100   $   1,365
9.125%, Due 5/15/2018........        2,750       3,884
7.875%, Due 2/15/2021(+).....          500         665
6.875%, Due 8/15/2025(+).....        1,580       1,986
6.25%, Due 5/15/2030(+)......        2,210       2,670
5.375%, Due 2/15/2031(+).....        3,025       3,299
                                             ---------
    TOTAL U.S. TREASURY
      BONDS..................                   13,869
                                             ---------
U.S. TREASURY NOTES - 6.72%
1.50%, Due 3/31/2006(+)......       19,420      19,212
4.00%, Due 9/30/2007(+)......          395         392
3.375%, Due 2/15/2008(+).....        1,645       1,608
3.375%, Due 11/15/2008(+)....        6,000       5,820
3.875%, Due 5/15/2009........          500         491
3.375%, Due 9/15/2009(+).....        4,115       3,960
3.50%, Due 11/15/2009........          850         820
3.875%, Due 5/15/2010(+).....        2,000       1,951
5.75%, Due 8/15/2010(+)......          900         876
3.875%, Due 9/15/2010(+).....        1,700       1,793
4.25%, Due 10/15/2010(+).....          925         917
5.00%, Due 2/15/2011(+)......        2,350       2,408
4.375%, Due 8/15/2012(+).....        2,000       1,984
2.00%, Due 1/15/2014.........        3,002       3,011
4.75%, Due 5/15/2014(+)......        2,900       2,936
4.125%, Due 5/15/2015(+).....        6,730       6,495
                                             ---------
    TOTAL U.S. TREASURY
      NOTES..................                   54,674
                                             ---------
    TOTAL U.S. TREASURY
      OBLIGATIONS............                   68,543
                                             ---------
U.S. AGENCY OBLIGATIONS - 5.60%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.69%
3.625%, Due 9/15/2006........       15,000      14,884
5.875%, Due 3/21/2011(+).....          495         515
4.50%, Due 1/15/2015(+)......       15,080      14,601
                                             ---------
    TOTAL FEDERAL HOME LOAN
      MORTGAGE CORPORATION...                   30,000
                                             ---------
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION - 1.91%
4.375%, Due 9/7/2007.........       15,000      14,900
5.125%, Due 1/2/2014.........          595         591
                                             ---------
    TOTAL FEDERAL NATIONAL MORTGAGE
      ASSOCIATION.........................      15,491
                                             ---------
    TOTAL U.S. AGENCY
      OBLIGATIONS............                   45,491
                                             ---------

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 8.67%
FEDERAL HOME LOAN MORTGAGE
  CORPORATION - 3.08%
Pool #G10084, 6.50%,
  Due 3/1/2008...............  $       528   $     536
Pool #E90777, 5.50%,
  Due 8/1/2017...............           94          95
Pool #G11295, 5.50%,
  Due 9/1/2017...............          497         501
Pool #E96536, 5.00%,
  Due 3/1/2018...............        1,112       1,098
Pool #E01386, 5.00%,
  Due 6/1/2018...............          604         596
Pool #E97381, 5.50%,
  Due 6/1/2018...............          208         210
Pool #E01492, 5.50%,
  Due 10/1/2018..............          894         900
Pool #B12563, 5.00%,
  Due 2/1/2019...............          607         600
Pool #E01602, 4.50%,
  Due 3/1/2019...............        1,235       1,197
Pool #C26472, 6.50%,
  Due 5/1/2029...............          109         112
Pool #C27089, 6.50%,
  Due 6/1/2029...............           16          16
Pool #C00835, 6.50%,
  Due 7/1/2029...............          315         324
Pool #G01457, 6.00%,
  Due 8/1/2029...............          158         160
Pool #G01533, 6.00%,
  Due 3/1/2033...............          844         853
Pool #C01598, 5.00%,
  Due 8/1/2033...............        1,357       1,311
Pool #A12149, 6.00%,
  Due 8/1/2033...............          723         730
Pool #C01786, 5.50%,
  Due 2/1/2034...............        2,595       2,563
Pool #C01796, 5.00%,
  Due 3/1/2034...............        1,679       1,619
Pool #C01848, 6.00%,
  Due 6/1/2034...............        1,420       1,434
Pool #G08006, 6.00%,
  Due 8/1/2034...............        1,256       1,269
Pool #A28109, 5.50%,
  Due 10/1/2034..............        1,226       1,211
Pool #A27483, 6.00%,
  Due 10/1/2034..............          997       1,008
Pool #A30948, 5.50%,
  Due 1/1/2035...............        1,072       1,059
Pool #A45500, 5.50%,
  Due 6/1/2035...............        4,319       4,266
Pool #G08072, 5.00%,
  Due 8/1/2035...............        1,394       1,341
                                             ---------
    TOTAL FEDERAL HOME LOAN
      MORTGAGE CORPORATION...                   25,009
                                             ---------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 4.26%
Pool #488099, 5.50%,
  Due 2/1/2014...............  $       329   $     332
Pool #323789, 6.00%,
  Due 6/1/2014...............          260         266
Pool #535846, 6.00%,
  Due 4/1/2016...............          629         644
Pool #254545, 5.00%,
  Due 12/1/2017..............        1,394       1,377
Pool #555549, 5.00%,
  Due 6/1/2018...............        1,693       1,671
Pool #254865, 4.50%,
  Due 9/1/2018...............        2,076       2,011
Pool #100292, 10.00%,
  Due 9/1/2018...............          168         187
Pool #747844, 5.50%,
  Due 12/1/2018..............          123         124
Pool #761337, 5.00%,
  Due 4/1/2019...............          341         336
Pool #811328, 5.00%,
  Due 2/1/2020...............        4,049       3,995
Pool #252211, 6.00%,
  Due 1/1/2029...............          785         794
Pool #725706, 6.00%,
  Due 8/1/2032...............          353         360
Pool #555531, 5.50%,
  Due 6/1/2033...............          655         648
Pool #713999, 5.50%,
  Due 7/1/2033...............          724         715
Pool #727223, 5.50%,
  Due 9/1/2033...............        1,242       1,227
Pool #749219, 5.50%,
  Due 10/1/2033..............          718         710
Pool #555880, 5.50%,
  Due 11/1/2033..............        1,720       1,699
Pool #758322, 5.50%,
  Due 12/1/2033..............        1,571       1,553
Pool #725238, 5.00%,
  Due 3/1/2034...............        1,627       1,572
Pool #765304, 5.50%,
  Due 3/1/2034...............          624         616
Pool #255225, 5.50%,
  Due 6/1/2034...............          759         750
Pool #725866, 4.50%,
  Due 9/1/2034...............        1,194       1,117
Pool #255364, 6.00%,
  Due 9/1/2034...............        2,796       2,821
Pool #796229, 6.00%,
  Due 11/1/2034..............          806         813
Pool #781822, 6.00%,
  Due 12/1/2034..............        1,503       1,516
Pool #815762, 6.50%,
  Due 3/1/2035...............          441         452
Pool #828377, 5.50%,
  Due 6/1/2035...............        2,133       2,105

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
Pool #834769, 6.00%,
  Due 7/1/2035...............  $     2,110   $   2,128
Pool #830989, 6.00%,
  Due 8/1/2035...............        2,107       2,126
                                             ---------
    TOTAL FEDERAL NATIONAL
      MORTGAGE ASSOCIATION                      34,665
                                             ---------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION - 1.33%
Pool #780085, 11.50%,
  Due 8/15/2018..............          129         142
Pool #781200, 8.00%,
  Due 12/15/2025.............          146         156
Pool #780509, 6.50%,
  Due 2/15/2027..............          211         219
Pool #780615, 6.50%,
  Due 8/15/2027..............          249         259
Pool #780651, 7.00%,
  Due 10/15/2027.............          278         293
Pool #780680, 6.50%,
  Due 11/15/2027.............          640         666
Pool #780747, 6.50%,
  Due 3/15/2028..............          238         247
Pool #780788, 6.50%,
  Due 4/15/2028..............          239         249
Pool #780842, 8.50%,
  Due 8/20/2028..............          119         128
Pool #780936, 7.50%,
  Due 12/15/2028.............          289         306
Pool #781035, 6.50%,
  Due 5/15/2029..............          232         241
Pool #781273, 6.00%,
  Due 4/15/2031..............          369         376
Pool #781288, 6.50%,
  Due 5/15/2031..............          415         430
Pool #781564, 6.00%,
  Due 2/15/2033..............          722         735
Pool #781589, 5.50%,
  Due 4/15/2033..............        1,926       1,925
Pool #781603, 5.00%,
  Due 5/15/2033..............          858         838
Pool #781636, 5.50%,
  Due 7/15/2033..............        1,634       1,633
Pool #781690, 6.00%,
  Due 12/15/2033.............          825         840
Pool #003515, 5.50%,
  Due 2/20/2034..............        1,098       1,095
                                             ---------
    TOTAL GOVERNMENT
      NATIONAL MORTGAGE
      ASSOCIATION............                   10,778
                                             ---------
    TOTAL U.S. AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS............                   70,452
                                             ---------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
ASSET-BACKED SECURITIES - 0.21%
Household Automotive Trust
  2004-1 A3,
  3.30%, Due 5/18/2009.......  $     1,300   $   1,286
TXU Electric Delivery
  Transition, LLC 2004-1 A2,
  4.81%, Due 11/15/2012......          390         385
                                             ---------
    TOTAL ASSET-BACKED
      SECURITIES.............                    1,671
                                             ---------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 1.28%
Banc of America Commercial
  Mortgage, Incorporated
  2003-2 A3,
  4.342%, Due 3/11/2041......          560         544
Banc of America Mortgage
  Securities, Incorporated
  2004-8 3A1,
  5.25%, Due 10/25/2019......        1,217       1,200
Bear Stearns Commercial
  Mortgage Securities,
  Incorporated,
  2004-PWR5 A4,
    4.831%, Due 7/11/2042....          870         846
  2005-T20 A2,
    5.217%, Due 10/12/2042...          630         630
Chase Mortgage Finance
  Corporation 2004-S1 A3,
  5.50%, Due 2/25/2019.......           93          93
Citigroup Commercial Mortgage
  Trust 2004-C2 A3,
  4.38%, Due 10/15/2041......          760         729
Countrywide Alternative Loan
  Trust, Incorporated
  2005-53T2 2A1,
  6.00%, Due 11/25/2035......        1,438       1,453
Countrywide Home Loan,
  Incorporated 2004-18 A1,
  6.00%, Due 10/25/2034......          543         547
General Electric Capital
  Commercial Mortgage
  Corporation 2003-C2 A2,
  4.17%, Due 7/10/2037.......          430         420
J P Morgan Chase Commercial
  Mortgage Securities
  Corporation,
  2004-CBX A4,
    4.529%, Due 11/12/2039...          555         537
  2005-LDP3 A1,
    4.655%, Due 8/15/2042....          440         437
  2005-LDP1 A2,
    4.625%, Due 3/15/2046....          845         830
Prime Mortgage Trust 2005-2
  1A3, 5.25%,
  Due 7/25/2020..............        2,165       2,153
                                             ---------
    TOTAL NON-AGENCY
      MORTGAGE-BACKED
      OBLIGATIONS............                   10,419
                                             ---------

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
CORPORATE BONDS - 7.97%
BANKS - 0.76%
Banco Popular North America,
  Incorporated,
  4.25%, Due 4/1/2008........  $       500   $     491
Bank One Corporation,
  5.90%, Due 11/15/2011......          700         725
  4.90%, Due 4/30/2015.......          300         288
Capital One Bank,
  6.875%, Due 2/1/2006.......          800         804
  6.70%, Due 5/15/2008.......          450         467
  4.80%, Due 2/21/2012.......          360         344
  5.125%, Due 2/15/2014......          450         436
Credit Suisse First Boston,
  6.50%, Due 5/1/2008........          750         777
Fleet Norstar Financial
  Group, Incorporated,
  8.625%, Due 1/15/2007......          600         625
ING Bank, NV,
  5.125%, Due 5/1/2015,
  144A (Note A)..............          450         444
Synovus Financial
  Corporation,
  4.875%, Due 2/15/2013......          300         292
Washington Mutual Financial
  Corporation,
  6.875%, Due 5/15/2011......          425         461
                                             ---------
    TOTAL BANKS..............                    6,154
                                             ---------
FINANCE - 2.40%
AEGON, NV,
  8.00%, Due 8/15/2006.......          300         307
American General Finance
  Corporation,
  5.375%, Due 9/1/2009(+)....          325         328
  4.875%, Due 5/15/2010......          500         494
The Bear Stearns Companies,
  Incorporated,
  2.875%, Due 7/2/2008.......          800         760
BHP Finance (USA) Limited,
  4.80%, Due 4/15/2013.......          300         294
Bunge Limited Finance
  Corporation,
  7.80%, Due 10/15/2012......          400         456
The Chubb Corporation,
  4.934%, Due 11/16/2007.....          775         775
Equity Residential,
  5.125%, Due 3/15/2016......          385         373
General Electric Capital
  Corporation,
  6.875%, Due 11/15/2010.....          635         685
The Goldman Sachs Group,
  Incorporated,
  4.75%, Due 7/15/2013.......          400         384
Household Finance
  Corporation,
  5.75%, Due 1/30/2007.......        1,500       1,517
HSBC Finance Corporation,
  4.75%, Due 4/15/2010(+)....          470         464

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
International Lease Finance
  Corporation,
  6.375%, Due 3/15/2009(+)...  $     1,025   $   1,064
Liberty Mutual Corporation,
  7.875%, Due 10/15/2026,
  144A (Note A)(+)...........        1,500       1,641
Lincoln National Corporation,
  4.75%, Due 2/15/2014.......          200         192
Merrill Lynch & Company,
  Incorporated,
  6.00%, Due 2/17/2009.......        1,000       1,032
  4.25%, Due 2/8/2010(+).....          615         595
MetLife, Incorporated,
  5.00%, Due 6/15/2015.......          385         374
MetLife Global Funding I,
  3.375%, Due 10/5/2007, 144A
  (Note A)...................          650         632
PHH Corporation,
  6.00%, Due 3/1/2008........          500         507
PNC Funding Corporation,
  4.20%, Due 3/10/2008.......          545         537
Prudential Financial,
  Incorporated,
  3.75%, Due 5/1/2008(+).....          185         182
  4.50%, Due 7/15/2013(+)....          400         382
  5.10%, Due 9/20/2014.......          315         310
Regions Financial
  Corporation,
  4.50%, Due 8/8/2008(+).....          775         765
Simon Property Group LP,
  6.375%, Due 11/15/2007.....          400         410
SLM Corporation,
  4.00%, Due 1/15/2009.......        1,500       1,456
  4.00%, Due 1/15/2010.......          515         496
  4.50%, Due 7/26/2010.......          520         507
Washington Mutual Financial
  Corporation,
  4.625%, Due 4/1/2014.......          850         799
WellPoint, Incorporated,
  3.75%, Due 12/14/2007......          380         371
  5.00%, Due 12/15/2014......          430         419
                                             ---------
    TOTAL FINANCE............                   19,508
                                             ---------
FOREIGN - 0.35%
America Movil S.A. de C.V.,
  6.375%, Due 3/1/2035(+)....        1,020         957
Deutsche Telekom AG,
  8.50%, Due 6/15/2010(+)....          280         312
France Telecom SA,
  8.50%, Due 3/1/2011........          550         613
Telecom Italia S.p.A.,
  4.00%, Due 11/15/2008......          470         455
Telefonos de Mexico, S.A. de
  C.V.,
  5.50%, Due 1/27/2015.......          500         482
                                             ---------
    TOTAL FOREIGN............                    2,819
                                             ---------

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
INDUSTRIALS - 2.77%
Amgen, Incorporated,
  4.00%, Due 11/18/2009......  $       415   $     402
Anheuser-Busch Companies,
  Incorporated,
  6.50%, Due 1/1/2028........          872         967
Atlantic Richfield Company,
  9.125%, Due 3/1/2011.......          480         570
  8.50%, Due 4/1/2012........           90         107
Baxter International,
  Incorporated,
  5.25%, Due 5/1/2007(+).....          455         460
Carnival Corporation,
  3.75%, Due 11/15/2007(+)...          715         699
Cendant Corporation,
  6.875%, Due 8/15/2006......          990       1,003
Comcast Cable Communications,
  7.625%, Due 2/15/2008(+)...          300         315
  5.30%, Due 1/15/2014(+)....          710         690
ConAgra Foods, Incorporated,
  7.00%, Due 10/1/2028.......          600         642
DaimlerChrysler North
  America,
  4.75%, Due 1/15/2008.......          820         812
  7.75%, Due 1/18/2011(+)....        1,000       1,093
John Deere Capital
  Corporation,
  3.375%, Due 10/1/2007......          650         634
  4.375%, Due 3/14/2008......          355         351
  4.40%, Due 7/15/2009.......          275         270
Dell Computer Corporation,
  6.55%, Due 4/15/2008.......          400         414
EOG Resources, Incorporated,
  4.75%, Due 3/15/2014, 144A
  (Note A)...................          425         409
EOP Operating Limited
  Partnership,
  4.75%, Due 3/15/2014.......          350         331
Hewlett-Packard Company,
  5.75%, Due 12/15/2006(+)...          570         576
Kinder Morgan, Incorporated,
  6.50%, Due 9/1/2012(+).....          290         307
Lockheed Martin Corporation,
  7.20%, Due 5/1/2036........          700         828
Martin Marietta Material,
  Incorporated,
  6.90%, Due 8/15/2007.......          200         206
Nissan Motor Company Limited,
  4.625%, Due 3/8/2010.......          410         399
Northrop Grumman Corporation,
  4.079%, Due 11/16/2006.....          850         843
  7.125%, Due 2/15/2011......          505         551
Occidental Petroleum
  Corporation,
  6.75%, Due 1/15/2012.......          400         439

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
The Pepsi Bottling Group,
  Incorporated,
  7.00%, Due 3/1/2029........  $       650   $     766
Pulte Homes, Incorporated,
  4.875%, Due 7/15/2009......          300         294
  5.25%, Due 1/15/2014.......          275         258
Quest Diagnostics,
  Incorporated,
  5.125%, Due 11/1/2010......          335         334
Reed Elsevier Capital,
  Incorporated,
  6.125%, Due 8/1/2006.......          765         770
Sprint Capital Corporation,
  6.00%, Due 1/15/2007.......          800         810
  8.375%, Due 3/15/2012......          175         202
Time Warner, Incorporated,
  6.75%, Due 4/15/2011.......          450         475
  7.625%, Due 4/15/2031......          340         383
Unilever Capital Corporation,
  7.125%, Due 11/1/2010......        2,000       2,188
Univision Communications,
  Incorporated,
  3.875%, Due 10/15/2008.....          555         532
Wal-Mart Stores,
  Incorporated,
  7.55%, Due 2/15/2030.......          650         809
Weyerhaeuser Company, 5.95%,
  Due 11/1/2008..............          340         348
                                             ---------
    TOTAL INDUSTRIALS........                   22,487
                                             ---------
PHARMACEUTICAL - 0.11%
Schering-Plough Corporation,
  6.75%, Due 12/1/2033.......          400         450
Wyeth,
  5.50%, Due 2/1/2014........          465         469
                                             ---------
    TOTAL PHARMACEUTICAL.....                      919
                                             ---------
TELECOMMUNICATION - 0.69%
Alltel Corporation, 4.656%,
  Due 5/17/2007..............          520         518
AT&T Broadband Corporation,
  8.375%, Due 3/15/2013......          848         977
AT&T Wireless Services,
  Incorporated,
  7.35%, Due 3/1/2006........          855         862
  8.125%, Due 5/1/2012.......          900       1,035
  8.75%, Due 3/1/2031........          340         443
Motorola, Incorporated,
  8.00%, Due 11/1/2011(+)....          480         554
Nextel Communications,
  Incorporated,
  6.875%, Due
  10/31/2013(+)..............          615         643
Verizon Wireless Capital,
  LLC,
  5.375%, Due 12/15/2006.....          570         573
                                             ---------
    TOTAL TELECOMMUNICATION..                    5,605
                                             ---------

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
TRANSPORTATION - 0.31%
CNF Transportation,
  Incorporated,
  8.875%, Due 5/1/2010.......  $     1,850   $   2,068
Union Pacific Corporation,
  6.50%, Due 4/15/2012.......          450         481
                                             ---------
    TOTAL TRANSPORTATION.....                    2,549
                                             ---------
UTILITY - 0.58%
Consolidated Natural Gas
  Company,
  6.875%, Due 10/15/2026.....          695         751
FPL Group, Incorporated,
  4.086%, Due 2/16/2007......          310         307
Georgia Power Company,
  4.875%, Due 7/15/2007......          450         450
Marathon Oil Corporation,
  5.375%, Due 6/1/2007.......          460         463
MidAmerican Energy Holdings
  Company,
  3.50%, Due 5/15/2008.......          495         476
  5.875%, Due 10/1/2012......          405         415
Public Service Enterprise
  Group, Incorporated,
  6.95%, Due 6/1/2012(+).....          800         859
Southern Company Capital
  Funding, Incorporated,
  5.30%, Due 2/1/2007........          325         326
Union Oil Company of
  California,
  7.90%, Due 4/18/2008.......          100         106
Xcel Energy, Incorporated,
  7.00%, Due 12/1/2010.......          500         538
                                             ---------
    TOTAL UTILITY............                    4,691
                                             ---------
    TOTAL CORPORATE BONDS....                   64,732
                                             ---------

                                 SHARES
                               -----------
COMMON STOCK - 58.51%
CONSUMER DISCRETIONARY - 4.95%
AUTO COMPONENTS - 0.19%
Magna International,
  Incorporated...............       22,000       1,534
                                             ---------
    TOTAL AUTO COMPONENTS....                    1,534
                                             ---------
HOTELS, RESTAURANTS & LEISURE - 0.97%
Carnival Corporation.........       26,300       1,306
McDonald's Corporation.......       36,200       1,144
MGM MIRAGE+..................      105,000       3,924
Yum! Brands, Incorporated....       30,000       1,526
                                             ---------
    TOTAL HOTELS, RESTAURANTS
      & LEISURE..............                    7,900
                                             ---------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
HOUSEHOLD DURABLES - 1.96%
Centex Corporation(+)........      100,700   $   6,480
Fortune Brands,
  Incorporated...............       25,800       1,960
Koninklijke (Royal) Philips
  Electronics NV.............      140,031       3,663
Newell Rubbermaid,
  Incorporated(+)............       68,800       1,582
Pulte Homes, Incorporated....       60,500       2,286
                                             ---------
    TOTAL HOUSEHOLD
      DURABLES...............                   15,971
                                             ---------
LEISURE EQUIPMENT & PRODUCTS - 0.52%
Eastman Kodak Company(+).....       98,000       2,146
Mattel, Incorporated.........      142,400       2,101
                                             ---------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS...............                    4,247
                                             ---------
MEDIA - 0.32%
The Walt Disney Company......       53,900       1,314
The Interpublic Group
  Companies, Incorporated+...      127,700       1,319
                                             ---------
    TOTAL MEDIA..............                    2,633
                                             ---------
MULTILINE RETAIL - 0.80%
Federated Department Stores,
  Incorporated...............       76,377       4,688
Target Corporation...........       33,100       1,843
                                             ---------
    TOTAL MULTILINE RETAIL...                    6,531
                                             ---------
TEXTILES & APPAREL - 0.19%
Liz Claiborne,
  Incorporated...............       43,400       1,528
                                             ---------
    TOTAL TEXTILES &
      APPAREL................                    1,528
                                             ---------
    TOTAL CONSUMER
      DISCRETIONARY..........                   40,344
                                             ---------
CONSUMER STAPLES - 5.42%
FOOD & DRUG RETAILING - 0.48%
Albertson's,
  Incorporated(+)............       78,900       1,981
Safeway, Incorporated........       81,000       1,884
                                             ---------
    TOTAL FOOD & DRUG
      RETAILING..............                    3,865
                                             ---------
FOOD PRODUCTS - 2.03%
Anheuser-Busch Companies,
  Incorporated...............       34,300       1,415
ConAgra Foods, Incorporated..      148,500       3,455
Dean Foods Company+..........       42,400       1,533
General Mills,
  Incorporated...............       33,300       1,607
Kraft Foods, Incorporated....      101,400       2,870
Sara Lee Corporation.........      143,374       2,559
Unilever plc, ADR(+).........       76,000       3,086
                                             ---------
    TOTAL FOOD PRODUCTS......                   16,525
                                             ---------
TOBACCO - 2.91%
Altria Group, Incorporated...      156,000      11,708
Gallaher Group plc, ADR......       41,600       2,580

                                 SHARES        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
Imperial Tobacco Group plc,
  ADR........................       94,800   $   5,472
UST, Incorporated............       94,500       3,911
                                             ---------
    TOTAL TOBACCO............                   23,671
                                             ---------
    TOTAL CONSUMER STAPLES...                   44,061
                                             ---------
ENERGY - 6.38%
ENERGY EQUIPMENT & SERVICES - 0.21%
American Power Conversion
  Corporation................       81,400       1,741
                                             ---------
    TOTAL ENERGY EQUIPMENT &
      SERVICES...............                    1,741
                                             ---------
OIL & GAS - 6.17%
Anadarko Petroleum
  Corporation................       17,500       1,588
BP plc, ADR..................       80,380       5,337
Chevron Corporation..........      118,828       6,782
ConocoPhillips...............      247,376      16,173
Devon Energy Corporation.....       88,000       5,313
Duke Energy Corporation......      169,900       4,499
Kerr-McGee Corporation(+)....       20,476       1,741
Occidental Petroleum
  Corporation................       93,300       7,360
Petro-Canada.................       40,200       1,397
                                             ---------
    TOTAL OIL & GAS..........                   50,190
                                             ---------
    TOTAL ENERGY.............                   51,931
                                             ---------
FINANCIALS - 17.82%
BANKS - 4.19%
Bank of America
  Corporation................      209,296       9,155
Comerica, Incorporated.......       26,900       1,554
KeyCorp Limited..............       92,800       2,992
PNC Financial Services Group,
  Incorporated...............        9,600         583
U.S. Bancorp.................      111,260       3,291
UnionBanCal Corporation(+)...       11,700         801
Wachovia Corporation.........       66,900       3,380
Washington Mutual,
  Incorporated...............      202,700       8,027
Wells Fargo & Company........       71,600       4,310
                                             ---------
    TOTAL BANKS..............                   34,093
                                             ---------
DIVERSIFIED FINANCIALS - 6.90%
The Bear Stearns Companies,
  Incorporated...............       26,300       2,783
Capital One Financial
  Corporation................       30,900       2,359
CIT Group, Incorporated......       17,600         805
Citigroup, Incorporated......      259,642      11,886
Federal Home Loan Mortgage
  Corporation................       86,300       5,294
Federal National Mortgage
  Association................       42,300       2,010
The Goldman Sachs Group,
  Incorporated...............       24,300       3,071
MBNA Corporation.............      280,300       7,167

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
Merrill Lynch & Company,
  Incorporated...............       43,500   $   2,816
J P Morgan Chase & Company...      186,534       6,831
Morgan Stanley & Company,
  Incorporated...............       58,400       3,178
Principal Financial Group,
  Incorporated...............       54,700       2,715
SLM Corporation..............       92,500       5,137
                                             ---------
    TOTAL DIVERSIFIED
      FINANCIALS.............                   56,052
                                             ---------
INSURANCE - 6.04%
Ace Limited..................       73,700       3,840
The Allstate Corporation.....      110,400       5,828
American International Group,
  Incorporated...............       33,600       2,177
AON Corporation..............       46,800       1,584
Assurant, Incorporated(+)....       42,200       1,612
Conseco, Incorporated+(+)....       71,400       1,449
Genworth Financial,
  Incorporated...............      100,900       3,198
The Hartford Financial
  Services Group,
  Incorporated...............       19,600       1,563
Loews Corporation............       30,600       2,845
MetLife, Incorporated........      172,180       8,507
MGIC Investments
  Corporation................       42,600       2,524
Prudential Financial,
  Incorporated...............       48,300       3,516
The St. Paul Travelers
  Companies, Incorporated....      187,000       8,421
XL Capital Limited...........       31,800       2,037
                                             ---------
    TOTAL INSURANCE..........                   49,101
                                             ---------
REAL ESTATE - 0.69%
Equity Office Properties
  Trust......................      143,500       4,420
The St. Joe Company..........       17,900       1,180
                                             ---------
    TOTAL REAL ESTATE........                    5,600
                                             ---------
    TOTAL FINANCIALS.........                  144,846
                                             ---------
HEALTH CARE - 4.54%
HEALTH CARE EQUIPMENT & SUPPLIES - 0.41%
Baxter International,
  Incorporated...............       88,200       3,372
                                             ---------
    TOTAL HEALTH CARE
      EQUIPMENT & SUPPLIES...                    3,372
                                             ---------
HEALTH CARE PROVIDERS & SERVICES - 1.57.%
Cigna Corporation............       30,400       3,522
HCA, Incorporated............       59,200       2,853
WellPoint, Incorporated+.....       68,200       5,093
Tenet Healthcare
  Corporation+...............      157,600       1,327
                                             ---------
    TOTAL HEALTH CARE
      PROVIDERS & SERVICES...                   12,795
                                             ---------
PHARMACEUTICALS - 2.56%
Bristol-Myers Squibb
  Company....................      243,100       5,146
Merck & Company,
  Incorporated...............      144,100       4,067

                                 SHARES        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
Pfizer, Incorporated.........      270,200   $   5,874
Schering-Plough
  Corporation................      164,000       3,336
Wyeth........................       54,100       2,411
                                             ---------
    TOTAL PHARMACEUTICALS....                   20,834
                                             ---------
    TOTAL HEALTH CARE........                   37,001
                                             ---------
INDUSTRIALS - 7.12%
AEROSPACE & DEFENSE - 2.63%
The Boeing Company...........       59,400       3,840
Honeywell International,
  Incorporated...............       78,800       2,695
Lockheed Martin Corporation..       65,300       3,955
Northrop Grumman
  Corporation................       28,900       1,550
Raytheon Company.............      109,100       4,031
Textron, Incorporated........       41,800       3,011
United Technologies
  Corporation................       45,400       2,328
                                             ---------
    TOTAL AEROSPACE &
      DEFENSE................                   21,410
                                             ---------
AIR FREIGHT & COURIERS - 0.07%
FedEx Corporation............        5,900         542
                                             ---------
    TOTAL AIR FREIGHT &
      COURIERS...............                      542
                                             ---------
COMMERCIAL SERVICES & SUPPLIES - 0.70%
Cendant Corporation..........      183,300       3,193
PHH Corporation+.............        6,675         188
Waste Management,
  Incorporated...............       77,407       2,284
                                             ---------
    TOTAL COMMERCIAL SERVICES
      & SUPPLIES.............                    5,665
                                             ---------
ELECTRICAL EQUIPMENT - 0.53%
Emerson Electric Company.....       62,500       4,347
                                             ---------
    TOTAL ELECTRICAL
      EQUIPMENT..............                    4,347
                                             ---------
INDUSTRIAL CONGLOMERATES - 1.45%
General Electric Company.....       77,500       2,628
Tyco International Limited...      347,901       9,181
                                             ---------
    TOTAL INDUSTRIAL
      CONGLOMERATES..........                   11,809
                                             ---------
MACHINERY - 0.70%
Caterpillar, Incorporated....       52,800       2,777
ITT Industries,
  Incorporated...............       28,400       2,885
                                             ---------
    TOTAL MACHINERY..........                    5,662
                                             ---------
TRANSPORTATION - 1.04%
Burlington Northern Santa Fe
  Corporation................       59,200       3,674
CSX Corporation..............      103,300       4,732
                                             ---------
    TOTAL TRANSPORTATION.....                    8,406
                                             ---------
    TOTAL INDUSTRIALS........                   57,841
                                             ---------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
INFORMATION TECHNOLOGY - 4.15%
COMPUTERS & PERIPHERALS - 1.39%
Hewlett-Packard Company......      205,600   $   5,765
International Business
  Machines Corporation.......       67,700       5,543
                                             ---------
    TOTAL COMPUTERS &
      PERIPHERALS............                   11,308
                                             ---------
IT CONSULTING & SERVICES - 1.28%
Computer Sciences
  Corporation+...............       39,700       2,035
Electronic Data Systems
  Corporation................      357,700       8,338
                                             ---------
    TOTAL IT CONSULTING &
      SERVICES...............                   10,373
                                             ---------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.29%
Freescale Semiconductor,
  Incorporated+(+)...........       85,500       2,026
Intel Corporation............       15,800         371
                                             ---------
    TOTAL SEMICONDUCTOR
      EQUIPMENT & PRODUCTS...                    2,397
                                             ---------
SOFTWARE - 1.19%
Computer Associates
  International,
  Incorporated...............      272,003       7,608
Microsoft Corporation........       81,900       2,105
                                             ---------
    TOTAL SOFTWARE...........                    9,713
                                             ---------
    TOTAL INFORMATION
      TECHNOLOGY.............                   33,791
                                             ---------
MATERIALS - 3.23%
CHEMICALS - 1.70%
Air Products & Chemicals,
  Incorporated...............       26,300       1,505
E. I. du Pont de Nemours &
  Company....................       58,800       2,451
Eastman Chemical Company.....       30,000       1,583
Hercules, Incorporated+(+)...       63,600         709
Lyondell Chemical Company....      132,500       3,551
The Mosaic Company+(+).......      168,700       2,227
PPG Industries,
  Incorporated...............       30,400       1,823
                                             ---------
    TOTAL CHEMICALS..........                   13,849
                                             ---------
METALS & MINING - 0.89%
Alcan, Incorporated..........       53,200       1,686
Alcoa, Incorporated..........      229,596       5,577
                                             ---------
    TOTAL METALS & MINING....                    7,263
                                             ---------
PAPER & FOREST PRODUCTS - 0.64%
International Paper Company..       40,800       1,191
Sappi Limited, ADR(+)........      201,900       1,975
Weyerhaeuser Company.........       31,900       2,020
                                             ---------
    TOTAL PAPER & FOREST
      PRODUCTS...............                    5,186
                                             ---------
    TOTAL MATERIALS..........                   26,298
                                             ---------

                                 SHARES        VALUE
                               -----------   ---------
                               (DOLLARS IN THOUSANDS)
TELECOMMUNICATION SERVICES - 1.64%
DIVERSIFIED TELECOMMUNICATION - 0.98%
Alltel Corporation...........       12,700   $     786
BellSouth Corporation........       52,000       1,353
SBC Communications,
  Incorporated...............       97,000       2,313
Verizon Communications,
  Incorporated...............      112,428       3,543
                                             ---------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION......                    7,995
                                             ---------
WIRELESS TELECOMMUNICATION - 0.66%
Nokia Corporation, ADR.......      318,700       5,361
                                             ---------
    TOTAL WIRELESS
      TELECOMMUNICATION......                    5,361
                                             ---------
    TOTAL TELECOMMUNICATION
      SERVICES...............                   13,356
                                             ---------
UTILITIES - 3.26%
American Electric Power
  Company, Incorporated......      116,200       4,411
CenterPoint Energy,
  Incorporated(+)............      132,600       1,756
DTE Energy Company...........       44,600       1,927
Entergy Corporation..........       74,500       5,268
Exelon Corporation...........       78,300       4,074
FirstEnergy Corporation......       32,800       1,558
FPL Group, Incorporated(+)...      105,600       4,547
Public Service Enterprise
  Group, Incorporated(+).....       39,400       2,478
TECO Energy,
  Incorporated(+)............       28,800         498
                                             ---------
    TOTAL UTILITIES..........                   26,517
                                             ---------
    TOTAL COMMON STOCK.......                  475,986
                                             ---------

                                        PAR
                                      AMOUNT
                                      -------
SHORT-TERM INVESTMENTS - 23.98%
UNITED STATES TREASURY BILLS - 1.84% (Note B)
  Discount Note, Due
  11/17/2005(+).....................  $9,500     9,487
  Discount Note, Due 12/8/2005......   5,490     5,471
                                                ------
    TOTAL UNITED STATES TREASURY
      BILLS.........................            14,958
                                                ------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 ----------   ---------
                                 (DOLLARS IN THOUSANDS)
OTHER SHORT-TERM INVESTMENTS - 22.14%
American Beacon Enhanced Cash
  Trust (Notes C and D)........  90,322,100   $  90,322
American Beacon Money Market
  Select Fund (Notes C and D)..  89,605,513      89,606
                                              ---------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS..............                 179,928
                                              ---------
    TOTAL SHORT-TERM
      INVESTMENTS..............                 194,886
                                              ---------
TOTAL INVESTMENTS - 114.65%
  (COST $832,277)..............                 932,180
                                              ---------
LIABILITIES, NET OF OTHER
  ASSETS - (14.65%)............                (119,109)
                                              ---------
TOTAL NET ASSETS - 100%........               $ 813,071
                                              =========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the value of these securities amounted to $3,126 or 0.38% of net assets.

(B) At October 31, 2005, security held as collateral for open futures contracts.

(C) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(D) All or a portion of this security is purchased with cash collateral for securities loaned.

(+)-All or a portion of this security is on loan at October 31, 2005. See Note
    5.

+-  Non-income producing security.

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                                                   UNREALIZED
                                                               NO. OF     EXPIRATION   MARKET    APPRECIATION/
                                                              CONTRACTS      DATE       VALUE    (DEPRECIATION)
                                                              ---------   ----------   -------   --------------
Emini S&P 500 Index.........................................    1,096       Dec-05     $66,297       $(964)
                                                                                       -------       -----
                                                                                       $66,297       $(964)
                                                                                       =======       =====

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2005
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
COMMON STOCK - 87.71%
CONSUMER DISCRETIONARY - 8.44%
AUTO COMPONENTS - 0.23%
Magna International,
  Incorporated...............       51,800   $    3,611
                                             ----------
    TOTAL AUTO COMPONENTS....                     3,611
                                             ----------
HOTELS, RESTAURANTS & LEISURE - 1.23%
Carnival Corporation.........       84,600        4,202
McDonald's Corporation.......       81,600        2,578
MGM MIRAGE+(+)...............      239,200        8,939
Yum! Brands, Incorporated....       73,300        3,729
                                             ----------
 TOTAL HOTELS, RESTAURANTS &
 LEISURE.....................                    19,448
                                             ----------
HOUSEHOLD DURABLES - 2.69%
Centex Corporation(+)........      238,500       15,347
Fortune Brands,
 Incorporated................       50,700        3,852
Koninklijke (Royal) Philips
 Electronics NV..............      270,166        7,067
Matsushita Electric
 Industrial Company Limited,
 ADR.........................      432,000        7,949
Newell Rubbermaid,
 Incorporated(+).............      135,700        3,120
Pulte Homes, Incorporated....      142,900        5,400
                                             ----------
 TOTAL HOUSEHOLD DURABLES....                    42,735
                                             ----------
LEISURE EQUIPMENT & PRODUCTS - 0.59%
Eastman Kodak Company(+).....      213,400        4,674
Mattel, Incorporated.........      317,300        4,680
                                             ----------
 TOTAL LEISURE EQUIPMENT &
 PRODUCTS....................                     9,354
                                             ----------
MEDIA - 2.05%
Clear Channel Communications,
 Incorporated................      262,000        7,970
The Walt Disney Company
 Limited.....................      454,100       11,066
The Interpublic Group of
 Companies, Incorporated+....      316,800        3,273
Liberty Global,
 Incorporated+...............      153,000        3,629
Warner Music Group
 Corporation(+)..............      423,000        6,552
                                             ----------
 TOTAL MEDIA.................                    32,490
                                             ----------
MULTILINE RETAIL - 1.46%
Federated Department Stores,
 Incorporated................      139,956        8,589
J.C. Penney Company,
 Incorporated................      212,000       10,855
Target Corporation...........       66,100        3,681
                                             ----------
 TOTAL MULTILINE RETAIL......                    23,125
                                             ----------
TEXTILES & APPAREL - 0.19%
Liz Claiborne, Incorporated..       85,200        2,999
                                             ----------
 TOTAL TEXTILES & APPAREL....                     2,999
                                             ----------
 TOTAL CONSUMER
 DISCRETIONARY...............                   133,762
                                             ----------
CONSUMER STAPLES - 8.37%
FOOD & DRUG RETAILING - 0.54%
Albertson's,
  Incorporated(+)............      173,000        4,344
Safeway, Incorporated........      179,500        4,175
                                             ----------
    TOTAL FOOD & DRUG
      RETAILING..............                     8,519
                                             ----------
FOOD PRODUCTS - 4.04%
Anheuser-Busch Companies,
  Incorporated...............       70,700        2,917
Archer-Daniels-Midland
  Company....................      425,000       10,357

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
ConAgra Foods,
  Incorporated(+)............      332,300   $    7,733
Dean Foods Company+..........       92,900        3,358
Diageo plc, ADR(+)...........      144,000        8,558
General Mills, Incorporated..       78,000        3,764
Kellogg Company..............      199,000        8,790
Kraft Foods, Incorporated....      234,900        6,648
Sara Lee Corporation.........      287,028        5,123
Unilever plc, ADR(+).........      167,600        6,805
                                             ----------
 TOTAL FOOD PRODUCTS.........                    64,053
                                             ----------
HOUSEHOLD PRODUCTS - 0.52%
The Clorox Company...........      153,000        8,280
                                             ----------
 TOTAL HOUSEHOLD PRODUCTS....                     8,280
                                             ----------
TOBACCO - 3.27%
Altria Group, Incorporated...      359,200       26,958
Gallaher Group plc, ADR......       82,600        5,123
Imperial Tobacco Group plc,
 ADR(+)......................      206,200       11,902
UST, Incorporated(+).........      191,300        7,918
                                             ----------
 TOTAL TOBACCO...............                    51,901
                                             ----------
 TOTAL CONSUMER STAPLES......                   132,753
                                             ----------
ENERGY - 8.95%
ENERGY EQUIPMENT & SERVICES - 0.88%
American Power Conversion
  Corporation(+).............      185,300        3,964
Weatherford International
  Limited+...................      160,000       10,016
                                             ----------
    TOTAL ENERGY EQUIPMENT &
      SERVICES...............                    13,980
                                             ----------
OIL & GAS - 8.07%
Anadarko Petroleum
  Corporation................       63,000        5,715
BP plc, ADR..................      179,536       11,921
Chevron Corporation..........      309,362       17,655
ConocoPhillips...............      728,996       47,662
Devon Energy Corporation.....      181,200       10,941
Duke Energy Corporation......      427,400       11,318

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
Kerr-McGee Corporation.......       46,089   $    3,919
Occidental Petroleum
 Corporation.................      199,100       15,705
Petro-Canada.................       96,000        3,336
                                             ----------
 TOTAL OIL & GAS.............                   128,172
                                             ----------
 TOTAL ENERGY................                   142,152
                                             ----------
FINANCIALS - 26.06%
BANKS - 5.73%
Bank of America Corporation..      430,836       18,845
Comerica, Incorporated.......       62,300        3,599
East West Bancorp,
 Incorporated(+).............      203,000        7,773
KeyCorp......................      204,000        6,577
PNC Financial Services Group,
 Incorporated................       22,200        1,348
TCF Financial
 Corporation(+)..............      195,000        5,284
U.S. Bancorp.................      221,260        6,545
UnionBanCal Corporation......       25,900        1,774
Wachovia Corporation.........      132,700        6,704
Washington Mutual,
 Incorporated................      524,900       20,786
Wells Fargo & Company........      194,100       11,685
                                             ----------
 TOTAL BANKS.................                    90,920
                                             ----------
DIVERSIFIED FINANCIALS - 10.89%
The Bear Stearns Companies,
 Incorporated................       53,900        5,703
Capital One Financial
 Corporation.................       70,400        5,375
The Charles Schwab
 Corporation.................      758,000       11,522
CIT Group, Incorporated......       40,100        1,834
Citigroup, Incorporated......      544,838       24,943
Federal Home Loan Mortgage
 Corporation.................      190,000       11,656
Federal National Mortgage
 Association.................       86,900        4,129
The Goldman Sachs Group,
 Incorporated................       46,200        5,838
ING Groep NV, ADR............      329,000        9,495
MBNA Corporation.............      567,700       14,516
Merrill Lynch & Company,
 Incorporated................      101,000        6,539
Mitsubishi UFJ Financial
 Group, Incorporated,
 ADR(+)......................      921,000       11,687
JP Morgan Chase & Company....      693,598       25,399
Morgan Stanley & Company,
 Incorporated................      302,700       16,470
Principal Financial Group,
 Incorporated................      124,800        6,194
SLM Corporation..............      208,300       11,567
                                             ----------
 TOTAL DIVERSIFIED
 FINANCIALS..................                   172,867
                                             ----------
INSURANCE - 8.73%
Ace Limited..................      150,300        7,831
The Allstate Corporation.....      251,528       13,278
American International Group,
 Incorporated................      205,800       13,336
AON Corporation..............       90,700        3,070
Assurant, Incorporated.......       96,400        3,682
The Chubb Corporation........      116,000       10,785
Conseco, Incorporated+(+)....      174,700        3,546
Genworth Financial,
 Incorporated................      226,100        7,165
The Hartford Financial
 Services Group,
 Incorporated................       46,000        3,668
Loews Corporation............       62,600        5,821
MetLife, Incorporated........      381,600       18,855
MGIC Investment Corporation..       76,500        4,532
Prudential Financial,
 Incorporated................      107,100        7,796
The St. Paul Travelers
 Companies, Incorporated.....      416,200       18,741
WellPoint, Incorporated+.....      161,000       12,023
XL Capital Limited...........       69,600        4,459
                                             ----------
 TOTAL INSURANCE.............                   138,588
                                             ----------
REAL ESTATE - 0.71%
Equity Office Properties
 Trust.......................      276,300        8,510
The St. Joe Company..........       40,900        2,697
                                             ----------
 TOTAL REAL ESTATE...........                    11,207
                                             ----------
 TOTAL FINANCIALS............                   413,582
                                             ----------
HEALTH CARE - 6.22%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.61%
C. R. Bard, Incorporated.....      141,000        8,796
Baxter International,
  Incorporated...............      437,700       16,733
                                             ----------
    TOTAL HEALTH CARE
      EQUIPMENT & SUPPLIES...                    25,529
                                             ----------
HEALTH CARE PROVIDERS & SERVICES - 1.10%
Cigna Corporation............       61,900        7,172
HCA, Incorporated(+).........      137,200        6,612
Tenet Healthcare
  Corporation+(+)............      441,700        3,719
                                             ----------
    TOTAL HEALTH CARE
      PROVIDERS & SERVICES...                    17,503
                                             ----------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
PHARMACEUTICALS - 3.51%
Astrazeneca plc, ADR.........      203,000   $    9,115
Bristol-Myers Squibb
 Company.....................      576,800       12,211
Merck & Company,
 Incorporated................      319,700        9,022
Pfizer, Incorporated.........      588,200       12,787
Schering-Plough Corporation..      361,500        7,353
Wyeth........................      118,600        5,285
                                             ----------
 TOTAL PHARMACEUTICALS.......                    55,773
                                             ----------
 TOTAL HEALTH CARE...........                    98,805
                                             ----------
INDUSTRIALS - 10.61%
AEROSPACE & DEFENSE - 4.04%
The Boeing Company...........      273,600       17,685
Honeywell International,
  Incorporated...............      137,800        4,713
L-3 Communications Holding
  Corporation................      130,000       10,117
Lockheed Martin Corporation..      146,900        8,896

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
Northrop Grumman
  Corporation................       65,300   $    3,503
Raytheon Company.............      227,000        8,388
Textron, Incorporated........       83,200        5,994
United Technologies
  Corporation................       92,800        4,759
                                             ----------
    TOTAL AEROSPACE &
      DEFENSE................                    64,055
                                             ----------
AIR FREIGHT & COURIERS - 0.07%
FedEx Corporation............       11,600        1,066
                                             ----------
    TOTAL AIR FREIGHT &
      COURIERS...............                     1,066
                                             ----------
COMMERCIAL SERVICES & SUPPLIES - 0.87%
Cendant Corporation..........      479,400        8,351
PHH Corporation+.............        8,300          233
Waste Management,
  Incorporated...............      176,265        5,202
                                             ----------
    TOTAL COMMERCIAL SERVICES
      & SUPPLIES.............                    13,786
                                             ----------
ELECTRICAL EQUIPMENT - 1.00%
Emerson Electric Company.....      147,200       10,238
Molex, Incorporated..........      238,800        5,705
                                             ----------
    TOTAL ELECTRICAL
      EQUIPMENT..............                    15,943
                                             ----------
INDUSTRIAL CONGLOMERATES - 2.22%
General Electric Company.....      156,200        5,297
Tyco International Limited...    1,133,400       29,910
                                             ----------
    TOTAL INDUSTRIAL
      CONGLOMERATES..........                    35,207
                                             ----------
MACHINERY - 1.25%
Caterpillar, Incorporated....      109,200        5,743
Deere & Company..............      122,000        7,403
ITT Industries,
  Incorporated...............       65,600        6,665
                                             ----------
    TOTAL MACHINERY..........                    19,811
                                             ----------
TRANSPORTATION - 1.16%
Burlington Northern Santa Fe
  Corporation................      122,100        7,577
CSX Corporation..............      241,600       11,068
                                             ----------
    TOTAL TRANSPORTATION.....                    18,645
                                             ----------
    TOTAL INDUSTRIALS........                   168,513
                                             ----------
INFORMATION TECHNOLOGY - 7.34%
COMPUTERS & PERIPHERALS - 2.84%
Apple Computer,
  Incorporated+..............      233,000       13,418
Hewlett-Packard Company......      417,500       11,707
International Business
  Machines Corporation.......      228,600       18,718
NCR Corporation+.............       40,000        1,209
                                             ----------
    TOTAL COMPUTERS &
      PERIPHERALS............                    45,052
                                             ----------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.10%
Molex, Incorporated..........       65,200   $    1,650
                                             ----------
    TOTAL ELECTRONIC
      EQUIPMENT &
      INSTRUMENTS............                     1,650
                                             ----------
IT CONSULTING & SERVICES - 1.45%
Computer Sciences
  Corporation+(+)............       78,500        4,023
Electronic Data Systems
  Corporation................      814,200       18,979
                                             ----------
    TOTAL IT CONSULTING &
      SERVICES...............                    23,002
                                             ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.90%
Freescale Semiconductor,
  Incorporated+(+)...........      194,800        4,615
Intel Corporation............       31,100          731
Texas Instruments,
  Incorporated...............      316,000        9,022
                                             ----------
    TOTAL SEMICONDUCTOR
      EQUIPMENT & PRODUCTS...                    14,368
                                             ----------
SOFTWARE - 2.05%
Autodesk, Incorporated+......      230,000       10,380
Computer Associates
  International,
  Incorporated(+)............      619,660       17,332
Microsoft Corporation........      185,200        4,760
                                             ----------
    TOTAL SOFTWARE...........                    32,472
                                             ----------
    TOTAL INFORMATION
      TECHNOLOGY.............                   116,544
                                             ----------
MATERIALS - 4.38%
CHEMICALS - 2.13%
Air Products & Chemicals,
  Incorporated...............      202,700       11,603
E. I. du Pont de Nemours &
  Company....................      116,100        4,840
Hercules, Incorporated+(+)...      121,200        1,350
Lyondell Chemical
  Company(+).................      270,900        7,260
The Mosaic Company+(+).......      392,500        5,181
PPG Industries,
  Incorporated...............       60,400        3,622
                                             ----------
    TOTAL CHEMICALS..........                    33,856
                                             ----------
METALS & MINING - 1.02%
Alcan, Incorporated..........      118,200        3,746
Alcoa, Incorporated..........      513,368       12,469
                                             ----------
    TOTAL METALS & MINING....                    16,215
                                             ----------
PAPER & FOREST PRODUCTS - 1.23%
International Paper Company..       97,000        2,831
Sappi Limited, ADR(+)........      325,300        3,182
Weyerhaeuser Company.........      214,200       13,567
                                             ----------
    TOTAL PAPER & FOREST
      PRODUCTS...............                    19,580
                                             ----------
    TOTAL MATERIALS..........                    69,651
                                             ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                 SHARES        VALUE
                               -----------   ----------
                                (DOLLARS IN THOUSANDS)
TELECOMMUNICATION SERVICES - 3.64%
DIVERSIFIED TELECOMMUNICATION - 1.91%
Alltel Corporation...........       29,100   $    1,800
AT&T Corporation.............      439,000        8,683
BellSouth Corporation........      109,100        2,839
Liberty Global,
  Incorporated+..............      210,000        5,202
SBC Communications,
  Incorporated...............      190,600        4,546
Verizon Communications,
  Incorporated...............      229,546        7,233
                                             ----------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION......                    30,303
                                             ----------
WIRELESS TELECOMMUNICATION - 1.73%
Lucent Technologies,
  Incorporated+(+)...........    2,239,000        6,381
Nokia Corporation, ADR.......      707,200       11,895
Vodafone Group plc, ADR(+)...      348,000        9,139
                                             ----------
    TOTAL WIRELESS
      TELECOMMUNICATION......                    27,415
                                             ----------
    TOTAL TELECOMMUNICATION
      SERVICES...............                    57,718
                                             ----------
UTILITIES - 3.70%
American Electric Power
  Company, Incorporated......      247,800        9,407
CenterPoint Energy,
  Incorporated(+)............      310,000        4,104
DTE Energy Company...........       87,600        3,784
Entergy Corporation..........      165,800       11,725
Exelon Corporation...........      185,200        9,636
FirstEnergy Corporation......       74,700        3,548
FPL Group, Incorporated......      238,400       10,266
Public Service Enterprise
  Group, Incorporated........       82,100        5,163
TECO Energy, Incorporated....       60,400        1,045
                                             ----------
    TOTAL UTILITIES..........                    58,678
                                             ----------
    TOTAL COMMON STOCK.......                 1,392,158
                                             ----------

                                   PAR
                                 AMOUNT        VALUE
                               -----------   ----------
SHORT-TERM INVESTMENTS - 18.18%
U.S. TREASURY BILLS - 0.58%
3.454%, Due 12/8/2005 (Note
  A).........................  $     9,320   $    9,288
                                             ----------
    TOTAL U.S. TREASURY
      BILLS..................                     9,288
                                             ----------

                                 SHARES
                               -----------
OTHER SHORT-TERM INVESTMENTS - 17.60%
American Beacon Enhanced Cash
  Trust (Notes B and C)......   84,891,584       84,892
American Beacon Money Market
  Select Fund (Notes B and
  C).........................  194,502,129      194,502
                                             ----------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS............                   279,394
                                             ----------
    TOTAL SHORT-TERM
      INVESTMENTS............                   288,682
                                             ----------
TOTAL INVESTMENTS - 105.89%
  (COST $1,468,590)..........                 1,680,840
                                             ----------

LIABILITIES, NET OF OTHER
  ASSETS - (5.89%)...........                   (93,549)
                                             ----------
TOTAL NET ASSETS - 100%......                $1,587,291
                                             ==========

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                                                    UNREALIZED
                                                               NO. OF     EXPIRATION    MARKET    APPRECIATION/
                                                              CONTRACTS      DATE       VALUE     (DEPRECIATION)
                                                              ---------   ----------   --------   --------------
Emini S&P 500 Index.........................................    2,890      Dec 2005    $174,816      $(1,171)
                                                                                       --------      -------
                                                                                       $174,816      $(1,171)
                                                                                       ========      =======

---------------

(A) At October 31, 2005, security held as collateral for open futures contracts.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

(+)-All or a portion of this security is on loan at October 31, 2005. See Note
    5.

+-  Non-income producing security.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
October 31, 2005
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
COMMON STOCK - 94.12%
CONSUMER DISCRETIONARY - 15.19%
AUTO COMPONENTS - 0.20%
Johnson Controls, Incorporated...      1,600    $    109
Lear Corporation.................        600          18
                                                --------
    TOTAL AUTO COMPONENTS........                    127
                                                --------
AUTOMOBILES - 0.12%
Harley-Davidson, Incorporated....      1,500          74
                                                --------
    TOTAL AUTOMOBILES............                     74
                                                --------
HOTELS, RESTAURANTS & LEISURE - 1.67%
Carnival Corporation.............      2,800         139
Choice Hotels International,
  Incorporated...................      5,000         166
Hilton Hotels Corporation........      1,600          31
International Game Technology,
  Incorporated...................      3,800         101
Marriott International,
  Incorporated...................      3,000         179
McDonald's Corporation...........      4,900         155
MGM MIRAGE+......................      2,500          93
Starwood Hotels & Resorts
  Worldwide, Incorporated........      1,600          93
Yum! Brands, Incorporated........      2,000         102
                                                --------
    TOTAL HOTELS, RESTAURANTS &
      LEISURE....................                  1,059
                                                --------
HOUSEHOLD DURABLES - 0.44%
Centex Corporation(+)............        600          39
Lennar Corporation...............      2,500         139
NVR, Incorporated+...............        150         103
                                                --------
    TOTAL HOUSEHOLD DURABLES.....                    281
                                                --------
INTERNET & CATALOG RETAIL - 0.56%
eBay, Incorporated+..............      9,000         356
                                                --------
    TOTAL INTERNET & CATALOG
      RETAIL.....................                    356
                                                --------
LEISURE EQUIPMENT & PRODUCTS - 0.02%
Mattel, Incorporated.............        700          10
                                                --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS...................                     10
                                                --------
MEDIA - 5.28%
Comcast Corporation+.............     13,000         362
EchoStar Communications
  Corporation+...................      2,000          54
Gannett Company, Incorporated....      5,000         313
Liberty Media Corporation+.......     79,300         632
The McGraw-Hill Companies,
  Incorporated...................      1,500          73
News Corporation.................     18,500         264
Regal Entertainment Group(+).....      3,500          65
The E. W. Scripps Company........      6,500         298
Time Warner, Incorporated........     37,400         667

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
Viacom, Incorporated.............     16,388    $    508
John Wiley & Sons, Incorporated..      2,700         106
                                                --------
    TOTAL MEDIA..................                  3,342
                                                --------
MULTILINE RETAIL - 2.02%
Dollar General Corporation.......      2,800          54
J. C. Penney Company,
  Incorporated...................      1,400          72
Kohl's Corporation+..............      4,300         207
Nordstrom, Incorporated..........      5,000         173
Target Corporation...............      7,200         401
Wal-Mart Stores, Incorporated....      7,900         374
                                                --------
    TOTAL MULTILINE RETAIL.......                  1,281
                                                --------
SPECIALTY RETAIL - 2.93%
Abercrombie and Fitch Company....      2,800         146
Bed Bath & Beyond,
  Incorporated+..................        300          12
Circuit City Stores,
  Incorporated...................     35,160         625
The Home Depot, Incorporated.....     13,100         538
Lowe's Companies, Incorporated...      6,500         395
The Men's Wearhouse,
  Incorporated+..................      4,300         106
Ross Stores, Incorporated........      1,100          30
                                                --------
    TOTAL SPECIALTY RETAIL.......                  1,852
                                                --------
TEXTILES & APPAREL - 1.95%
Coach, Incorporated+.............     24,800         798
Nike, Incorporated...............      5,200         437
                                                --------
    TOTAL TEXTILES & APPAREL.....                  1,235
                                                --------
    TOTAL CONSUMER
      DISCRETIONARY..............                  9,617
                                                --------
CONSUMER STAPLES - 8.51%
BEVERAGES - 1.41%
The Coca-Cola Company............     15,600         667
Coca-Cola Enterprises,
  Incorporated...................      3,100          59
PepsiCo, Incorporated............      2,800         165
                                                --------
    TOTAL BEVERAGES..............                    891
                                                --------
FOOD & DRUG RETAILING - 1.23%
7-Eleven, Incorporated+..........      6,400         240
SUPERVALU, Incorporated..........      1,500          47
Sysco Corporation................      6,400         204
Walgreen Company.................      6,300         286
                                                --------
    TOTAL FOOD & DRUG
      RETAILING..................                    777
                                                --------
FOOD PRODUCTS - 1.18%
Archer-Daniels-Midland Company...     13,300         324
Campbell Soup Company............        300           9
Hershey Foods Corporation........      5,300         301
Kellogg Company..................      2,500         110
                                                --------
    TOTAL FOOD PRODUCTS..........                    744
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
HOUSEHOLD PRODUCTS - 2.13%
Colgate-Palmolive Company........      1,800    $     95
The Procter & Gamble Company.....     22,372       1,253
                                                --------
    TOTAL HOUSEHOLD PRODUCTS.....                  1,348
                                                --------
TOBACCO - 2.56%
Altria Group, Incorporated.......     21,600       1,621
                                                --------
    TOTAL TOBACCO................                  1,621
                                                --------
    TOTAL CONSUMER STAPLES.......                  5,381
                                                --------
ENERGY - 3.20%
ENERGY EQUIPMENT & SERVICES - 0.69%
Baker Hughes, Incorporated.......      1,900         105
Halliburton Company..............      2,600         154
Rowan Companies, Incorporated+...      2,400          79
TransOcean, Incorporated+........      1,600          92
Weatherford International,
  Limited+.......................        100           6
                                                --------
    TOTAL ENERGY EQUIPMENT &
      SERVICES...................                    436
                                                --------
OIL & GAS - 2.51%
Anadarko Petroleum Corporation...        100           9
Burlington Resources,
  Incorporated...................      4,400         318
EOG Resources, Incorporated......      3,500         237
Occidental Petroleum
  Corporation....................      2,500         197
Sunoco, Incorporated.............      9,800         730
XTO Energy, Incorporated.........      2,200          96
                                                --------
    TOTAL OIL & GAS..............                  1,587
                                                --------
    TOTAL ENERGY.................                  2,023
                                                --------
FINANCIALS - 8.75%
BANKS - 1.72%
Bank of America Corporation......     17,300         757
Bank of Hawaii Corporation.......        600          31
U.S. Bancorp.....................     10,100         299
                                                --------
    TOTAL BANKS..................                  1,087
                                                --------
DIVERSIFIED FINANCIALS - 2.84%
AmeriCredit Corporation+.........      5,600         125
Ameritrade Holding
  Corporation+(+)................      4,700          99
The Charles Schwab Corporation...        400           6
CIT Group, Incorporated..........      1,700          78
Citigroup, Incorporated..........      4,900         224
Countrywide Financial
  Corporation....................      3,800         121
The Goldman Sachs Group,
  Incorporated...................      2,100         265
MBNA Corporation.................      5,000         128
Moody's Corporation..............     12,400         660
State Street Corporation.........      1,700          94
                                                --------
    TOTAL DIVERSIFIED
      FINANCIALS.................                  1,800
                                                --------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
INSURANCE - 3.93%
Alleghany Corporation+...........        156    $     47
Ambac Financial Group,
  Incorporated...................      3,000         213
Assurant, Incorporated...........        800          31
W. R. Berkley Corporation........      2,400         105
Fremont General Corporation(+)...      2,200          48
Genworth Financial,
  Incorporated...................      4,100         130
The Hartford Financial Services
  Group, Incorporated............      1,100          88
Lincoln National Corporation.....      1,000          51
Loews Corporation................      6,900         642
MBIA, Incorporated...............     11,100         647
The Progressive Corporation......        600          69
WellPoint, Incorporated+.........      5,600         418
                                                --------
    TOTAL INSURANCE..............                  2,489
                                                --------
REAL ESTATE - 0.26%
Host Marriott Corporation........      3,500          59
Mack-Cali Realty Corporation.....        300          13
ProLogis.........................      2,200          95
                                                --------
    TOTAL REAL ESTATE............                    167
                                                --------
    TOTAL FINANCIALS.............                  5,543
                                                --------
HEALTH CARE - 18.49%
BIOTECHNOLOGY - 4.49%
Amgen, Incorporated+.............     22,300       1,690
Genentech, Incorporated+.........      4,100         371
Genzyme Corporation+.............      3,200         231
Gilead Sciences, Incorporated+...      3,600         170
Kos Pharmaceuticals,
  Incorporated+..................      4,800         288
MedImmune, Incorporated+.........      2,600          91
                                                --------
    TOTAL BIOTECHNOLOGY..........                  2,841
                                                --------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.23%
Bausch & Lomb, Incorporated......      3,100         230
Baxter International,
  Incorporated...................     13,400         511
The Cooper Companies,
  Incorporated...................      1,000          69
St. Jude Medical,
  Incorporated+..................     12,100         582
Boston Scientific Corporation+...      1,900          48
Guidant Corporation..............      1,600         101
Medtronic, Incorporated..........      4,200         238
Zimmer Holdings, Incorporated+...      4,200         268
                                                --------
    TOTAL HEALTH CARE EQUIPMENT &
      SUPPLIES...................                  2,047
                                                --------
HEALTH CARE PROVIDERS & SERVICES - 3.32%
Aetna, Incorporated..............      4,500         399
AmerisourceBergen Corporation....      8,300         633
Becton, Dickinson and Company....      2,000         102
HCA, Incorporated................      3,600         173

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
Humana, Incorporated+............     10,800    $    479
UnitedHealth Group,
  Incorporated+..................      5,400         313
                                                --------
    TOTAL HEALTH CARE PROVIDERS &
      SERVICES...................                  2,099
                                                --------
PHARMACEUTICALS - 7.45%
Allergan, Incorporated...........      5,300         473
Bristol-Myers Squibb Company.....     23,800         504
Johnson & Johnson................     33,800       2,116
Eli Lilly & Company..............      8,500         423
McKesson Corporation.............        100           5
Medco Health Solutions,
  Incorporated+..................        800          45
Sepracor, Incorporated+..........      8,700         489
Wyeth............................     14,800         660
                                                --------
    TOTAL PHARMACEUTICALS........                  4,715
                                                --------
    TOTAL HEALTH CARE............                 11,702
                                                --------
INDUSTRIALS - 13.51%
AEROSPACE & DEFENSE - 3.62%
The Boeing Company...............     21,200       1,370
Lockheed Martin Corporation......     11,100         672
Northrop Grumman Corporation.....      1,600          86
United Technologies Corporation..      3,200         164
                                                --------
    TOTAL AEROSPACE & DEFENSE....                  2,292
                                                --------
COMMERCIAL SERVICES & SUPPLIES - 2.22%
Automatic Data Processing,
  Incorporated...................        800          37
CheckFree Corporation+...........      5,400         229
FedEx Corporation................      3,000         276
Global Payments, Incorporated....      2,400         103
Herman Miller, Incorporated......     12,700         348
Republic Services,
  Incorporated...................      2,400          85
Staples, Incorporated............     13,100         298
West Corporation+................        800          32
                                                --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES...................                  1,408
                                                --------
CONSTRUCTION & ENGINEERING - 0.07%
USG Corporation+.................        700          41
                                                --------
    TOTAL CONSTRUCTION &
      ENGINEERING................                     41
                                                --------
ELECTRICAL EQUIPMENT - 0.85%
Energizer Holdings,
  Incorporated+..................     10,600         535
                                                --------
    TOTAL ELECTRICAL EQUIPMENT...                    535
                                                --------
INDUSTRIAL CONGLOMERATES - 5.43%
3M Company.......................      2,400         182
General Electric Company.........     87,800       2,978
Tyco International Limited.......     10,500         277
                                                --------
    TOTAL INDUSTRIAL
      CONGLOMERATES..............                  3,437
                                                --------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
MACHINERY - 0.75%
Deere & Company..................      2,000    $    121
Eaton Corporation................      4,000         236
Kennametal, Incorporated.........      1,000          51
PACCAR, Incorporated.............      1,000          70
                                                --------
    TOTAL MACHINERY..............                    478
                                                --------
TRANSPORTATION - 0.57%
CSX Corporation..................      7,900         362
                                                --------
    TOTAL TRANSPORTATION.........                    362
                                                --------
    TOTAL INDUSTRIALS............                  8,553
                                                --------
INFORMATION TECHNOLOGY - 22.40%
COMMUNICATIONS EQUIPMENT - 4.28%
Cisco Systems, Incorporated+.....     22,800         398
Corning, Incorporated+...........     25,100         504
Juniper Networks,
  Incorporated+..................     11,800         275
Motorola, Incorporated...........     17,600         390
QUALCOMM, Incorporated...........     27,400       1,089
Tellabs, Incorporated+...........      5,100          49
                                                --------
    TOTAL COMMUNICATIONS
      EQUIPMENT..................                  2,705
                                                --------
COMPUTERS & PERIPHERALS - 3.46%
Apple Computer, Incorporated+....      2,600         150
Dell, Incorporated+..............      8,800         281
EMC Corporation+.................     11,400         159
Hewlett-Packard Company..........     22,600         634
International Business Machines
  Corporation....................      6,600         540
NCR Corporation+.................      1,800          54
Western Digital Corporation+.....     30,900         374
                                                --------
    TOTAL COMPUTERS &
      PERIPHERALS................                  2,192
                                                --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.49%
Agilent Technologies,
  Incorporated+..................      4,900         157
Avnet, Incorporated+.............      6,000         138
Broadcom Corporation+............      4,000         170
Ingram Micro, Incorporated+......     26,400         478
                                                --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS................                    943
                                                --------
INTERNET SOFTWARE & SERVICES - 2.21%
Electronic Arts, Incorporated+...      1,500          85
Google, Incorporated+............      3,250       1,210
Mercury Interactive
  Corporation+...................        400          14
Symantec Corporation+............      3,700          88
                                                --------
    TOTAL INTERNET SOFTWARE &
      SERVICES...................                  1,397
                                                --------
IT CONSULTING & SERVICES - 0.58%
Affiliated Computer Services,
  Incorporated+..................      3,700         200
Computer Sciences Corporation+...      3,200         164
                                                --------
    TOTAL IT CONSULTING &
      SERVICES...................                    364
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.99%
Altera Corporation+..............      8,300    $    138
Analog Devices, Incorporated.....      2,800          97
Freescale Semiconductor,
  Incorporated, B Shares+........     18,681         446
Intel Corporation................     64,100       1,507
KLA-Tencor Corporation...........      1,800          83
Linear Technology Corporation....      5,300         176
Maxim Integrated Products,
  Incorporated...................      2,000          69
Novellus Systems,
  Incorporated+..................      3,800          83
Texas Instruments,
  Incorporated...................     16,900         482
Xilinx, Incorporated.............      3,200          77
                                                --------
    TOTAL SEMICONDUCTOR EQUIPMENT
      & PRODUCTS.................                  3,158
                                                --------
SOFTWARE - 5.39%
Autodesk, Incorporated+..........     14,800         668
Cadence Design Systems,
  Incorporated+..................      3,800          61
Microsoft Corporation............     73,900       1,898
Oracle Corporation+..............     43,700         554
Synopsys, Incorporated+..........     11,900         226
                                                --------
    TOTAL SOFTWARE...............                  3,407
                                                --------
    TOTAL INFORMATION
      TECHNOLOGY.................                 14,166
                                                --------
MATERIALS - 2.12%
CHEMICALS - 1.85%
Air Products and Chemicals,
  Incorporated...................      2,400         137
Monsanto Company.................     11,600         731
Praxair, Incorporated............      5,200         257
Rohm and Haas Company............      1,100          48
                                                --------
    TOTAL CHEMICALS..............                  1,173
                                                --------
METALS & MINING - 0.27%
Alcoa, Incorporated..............      3,200          78
United States Steel
  Corporation....................      2,500          91
                                                --------
    TOTAL METALS & MINING........                    169
                                                --------
    TOTAL MATERIALS..............                  1,342
                                                --------
TELECOMMUNICATION SERVICES - 0.54%
DIVERSIFIED TELECOMMUNICATION - 0.14%
Verizon Communications,
  Incorporated...................      2,900          91
                                                --------
    TOTAL DIVERSIFIED
      TELECOMMUNICATION..........                     91
                                                --------
WIRELESS TELECOMMUNICATION SERVICE - 0.40%
American Tower Corporation+......      6,300         150
Sprint Nextel Corporation........      4,354         101
                                                --------
    TOTAL WIRELESS
      TELECOMMUNICATION
      SERVICE....................                    251
                                                --------
    TOTAL TELECOMMUNICATION
      SERVICES...................                    342
                                                --------

                                     SHARES       VALUE
                                   ----------   ---------
                                   (DOLLARS IN THOUSANDS)
UTILITIES - 1.41%
ELECTRIC UTILITIES - 1.31%
The AES Corporation+.............      8,100    $    129
CMS Energy Corporation+..........      4,000          60
Dominion Resources,
  Incorporated...................        300          23
Constellation Energy Group,
  Incorporated...................        700          38
PG&E Corporation.................     13,800         501
TXU Corporation..................        800          81
                                                --------
    TOTAL ELECTRIC UTILITIES.....                    832
                                                --------
WATER UTILITIES - 0.10%
Nalco Holding Company+...........      3,900          66
                                                --------
    TOTAL WATER UTILITIES........                     66
                                                --------
    TOTAL UTILITIES..............                    898
                                                --------
    TOTAL COMMON STOCK...........                 59,567
                                                --------
                                      PAR
                                     AMOUNT
                                   ----------
SHORT-TERM INVESTMENTS - 5.81%
U.S. TREASURY - 0.35%
US Treasury Bill, 3.38%, Due
  12/8/2005 (Note A).............  $     215         214
US Treasury Note, 1.625%, Due
  2/28/2006 (Note A).............         10          10
                                                --------
    TOTAL U.S. TREASURY..........                    224
                                                --------
                                     SHARES
                                   ----------
OTHER SHORT-TERM INVESTMENTS - 5.46%
American Beacon Enhanced Cash
  Trust (Notes B and C)..........    184,668         185
American Beacon Money Market
  Select Fund (Notes B and C)....  3,264,745       3,264
                                                --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS................                  3,449
                                                --------
    TOTAL SHORT-TERM
      INVESTMENTS................                  3,673
                                                --------
TOTAL INVESTMENTS - 99.93% (COST
  $59,766).......................                 63,240
                                                --------
OTHER ASSETS, NET OF
  LIABILITIES - 0.07%............                     48
                                                --------
TOTAL NET ASSETS - 100%..........               $ 63,288
                                                ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                                                  UNREALIZED
                                                               NO. OF     EXPIRATION   MARKET   APPRECIATION/
                                                              CONTRACTS      DATE      VALUE    (DEPRECIATION)
                                                              ---------   ----------   ------   --------------
Emini S&P 500 Index.........................................     56        Dec 2005    $3,387        $(39)
                                                                                       ------        ----
                                                                                       $3,387        $(39)
                                                                                       ======        ====

---------------

(A) At October 31, 2005, security held as collateral for open futures contracts.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

(+)-All or a portion of this security is on loan at October 31, 2005. See Note
    5.

+-  Non-income producing security.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2005
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
COMMON STOCK - 95.05%
CONSUMER DISCRETIONARY - 26.19%
AUTO COMPONENTS - 5.99%
Genuine Parts Company...........       9,300    $    413
Goodrich Corporation............      15,800         570
Johnson Controls,
  Incorporated..................      13,125         893
Lear Corporation(+).............      25,625         781
                                                --------
    TOTAL AUTO COMPONENTS.......                   2,657
                                                --------
AUTOMOBILES - 0.62%
Winnebago Industries,
  Incorporated(+)...............       9,400         276
                                                --------
    TOTAL AUTOMOBILES...........                     276
                                                --------
HOTELS RESTAURANTS & LEISURE - 4.87%
GTECH Holdings Corporation......      20,400         650
Hasbro, Incorporated............      31,950         602
Mattel, Incorporated............      16,600         245
Royal Caribbean Cruises,
  Limited(+)....................      16,000         663
                                                --------
    TOTAL HOTELS RESTAURANTS &
      LEISURE...................                   2,160
                                                --------
HOUSEHOLD DURABLES - 5.05%
The Stanley Works...............      13,700         657
Whirlpool Corporation...........      20,175       1,584
                                                --------
    TOTAL HOUSEHOLD DURABLES....                   2,241
                                                --------
LEISURE EQUIPMENT & PRODUCTS - 0.57%
Brunswick Corporation...........       6,600         252
                                                --------
    TOTAL LEISURE EQUIPMENT &
      PRODUCTS..................                     252
                                                --------
MEDIA - 0.24%
Dex Media, Incorporated.........       3,950         107
                                                --------
    TOTAL MEDIA.................                     107
                                                --------
MULTILINE RETAIL - 2.40%
Dollar General Corporation......      29,000         564
Family Dollar Stores,
  Incorporated(+)...............      22,600         500
                                                --------
    TOTAL MULTILINE RETAIL......                   1,064
                                                --------
SPECIALTY RETAIL - 6.45%
AutoZone, Incorporated+.........       5,325         431
RadioShack Corporation(+).......      28,925         639
Rent-A-Center, Incorporated+....      34,650         624
The Sherwin-Williams Company....       6,400         272
The TJX Companies,
  Incorporated..................      41,450         892
                                                --------
    TOTAL SPECIALTY RETAIL......                   2,858
                                                --------
    TOTAL CONSUMER
      DISCRETIONARY.............                  11,615
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
CONSUMER STAPLES - 4.36%
FOOD PRODUCTS - 1.55%
Del Monte Foods Company+(+).....      65,000    $    688
                                                --------
    TOTAL FOOD PRODUCTS.........                     688
                                                --------
PERSONAL PRODUCTS - 1.61%
NBTY, Incorporated+(+)..........      35,725         715
                                                --------
    TOTAL PERSONAL PRODUCTS.....                     715
                                                --------
TOBACCO - 1.20%
UST, Incorporated...............      12,800         530
                                                --------
    TOTAL TOBACCO...............                     530
                                                --------
    TOTAL CONSUMER STAPLES......                   1,933
                                                --------
ENERGY - 1.95%
Marathon Oil Corporation........      14,400         866
                                                --------
    TOTAL ENERGY................                     866
                                                --------
FINANCIALS - 30.54%
BANKS - 5.81%
Comerica, Incorporated..........       7,975         461
New York Community Bancorp,
  Incorporated(+)...............      37,900         613
People's Bank(+)................      20,450         658
The South Financial Group,
  Incorporated..................      13,600         375
TCF Financial Corporation(+)....      17,300         469
                                                --------
    TOTAL BANKS.................                   2,576
                                                --------
DIVERSIFIED FINANCIALS - 2.01%
CIT Group, Incorporated.........       7,025         321
Janus Capital Group,
  Incorporated..................      32,425         569
                                                --------
    TOTAL DIVERSIFIED
      FINANCIALS................                     890
                                                --------
INSURANCE - 20.49%
AON Corporation.................      17,275         585
Axis Capital Holdings Limited...      15,100         392
First American Corporation......      16,625         729
IPC Holdings Limited(+).........      12,800         337
Loews Corporation(+)............      35,175       1,447
Old Republic International
  Corporation...................      18,550         481
Protective Life Corporation.....      11,175         490
Radian Group, Incorporated......      12,500         651
RenaissanceRe Holdings Limited..      12,250         464
Torchmark, Incorporated.........      18,650         985
WellChoice, Incorporated+.......      11,600         878
Willis Group Holdings
  Limited(+)....................      18,200         676
XL Capital Limited..............      15,175         972
                                                --------
    TOTAL INSURANCE.............                   9,087
                                                --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
REAL ESTATE - 2.23%
American Financial Realty
  Trust(+)......................      41,700    $    513
Equity Office Properties
  Trust.........................      15,500         477
                                                --------
    TOTAL REAL ESTATE...........                     990
                                                --------
    TOTAL FINANCIALS............                  13,543
                                                --------
HEALTH CARE - 5.93%
HEALTH CARE PROVIDERS & SERVICES - 5.23%
AmerisourceBergen Corporation...      14,675       1,119
Health Net, Incorporated+.......       4,925         231
HealthSouth Corporation+........      24,800         101
Triad Hospitals,
  Incorporated+.................      11,900         489
Universal Health Services,
  Incorporated(+)...............       8,000         377
                                                --------
    TOTAL HEALTH CARE PROVIDERS
      & SERVICES................                   2,317
                                                --------
PHARMACEUTICALS - 0.70%
McKesson Corporation............       4,475         203
Valeant Pharmaceuticals
  International(+)..............       6,100         105
                                                --------
    TOTAL PHARMACEUTICALS.......                     308
                                                --------
    TOTAL HEALTH CARE...........                   2,625
                                                --------
INDUSTRIALS - 14.81%
BUILDING PRODUCTS - 0.54%
York International
  Corporation...................       4,225         237
                                                --------
    TOTAL BUILDING PRODUCTS.....                     237
                                                --------
COMMERCIAL SERVICES & SUPPLIES - 6.20%
Hillenbrand Industries,
  Incorporated..................       8,300         382
MoneyGram International,
  Incorporated..................      25,325         615
United Stationers,
  Incorporated+.................      12,700         576
Valassis Communications,
  Incorporated+(+)..............      18,475         577
Weight Watchers International,
  Incorporated+(+)..............      11,400         599
                                                --------
    TOTAL COMMERCIAL SERVICES &
      SUPPLIES..................                   2,749
                                                --------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.48%
American Power Conversion
  Corporation...................      27,400         586
Tech Data Corporation+..........      14,835         514
                                                --------
    TOTAL ELECTRONIC EQUIPMENT &
      INSTRUMENTS...............                   1,100
                                                --------
INDUSTRIAL CONGLOMERATES - 1.53%
Reynolds American,
  Incorporated(+)...............       8,000         680
                                                --------
    TOTAL INDUSTRIAL
      CONGLOMERATES.............                     680
                                                --------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
MACHINERY - 2.62%
ITT Industries, Incorporated....       3,800    $    386
Kennametal, Incorporated........      15,175         776
                                                --------
    TOTAL MACHINERY.............                   1,162
                                                --------
TRANSPORTATION - 1.44%
Ryder Systems, Incorporated.....      16,100         639
                                                --------
    TOTAL TRANSPORTATION........                     639
                                                --------
    TOTAL INDUSTRIALS...........                   6,567
                                                --------
INFORMATION TECHNOLOGY - 1.84%
Computer Sciences Corporation+..      15,950         817
                                                --------
    TOTAL INFORMATION
      TECHNOLOGY................                     817
                                                --------
MATERIALS - 1.48%
Ashland, Incorporated...........       4,075         218
FMC Corporation+................       8,050         438
                                                --------
    TOTAL MATERIALS.............                     656
                                                --------
UTILITIES - 7.95%
ELECTRIC UTILITIES - 5.42%
CenterPoint Energy,
  Incorporated(+)...............      20,800         275
FirstEnergy Corporation.........       9,900         470
Pinnacle West Capital
  Corporation...................      14,100         589
Wisconsin Energy Corporation....      16,875         638
Xcel Energy, Incorporated(+)....      23,500         431
                                                --------
    TOTAL ELECTRIC UTILITIES....                   2,403
                                                --------
GAS UTILITIES - 2.53%
MDU Resources Group,
  Incorporated..................       7,500         247
Sempra Energy...................      19,750         875
                                                --------
    TOTAL GAS UTILITIES.........                   1,122
                                                --------
    TOTAL UTILITIES.............                   3,525
                                                --------
    TOTAL COMMON STOCK..........                  42,147
                                                --------

                                     PAR
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENTS - 27.26%
U.S. TREASURY BILLS - 0.47%
  3.375%, Due 12/8/2005 (Note
    A)..........................  $      210        209
                                               --------
    TOTAL U.S. TREASURY BILLS...                    209
                                               --------

                                    SHARES
                                  ----------
OTHER SHORT-TERM INVESTMENTS - 26.79%
American Beacon Enhanced Cash
  Trust (Notes B and C).........   6,900,714      6,901

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                    SHARES        VALUE
                                  -----------   ---------
                                  (DOLLARS IN THOUSANDS)
American Beacon Money Market
  Select Fund (Notes B and C)...   4,979,750    $  4,980
                                                --------
    TOTAL OTHER SHORT-TERM
      INVESTMENTS...............                  11,881
                                                --------
    TOTAL SHORT-TERM
      INVESTMENTS...............                  12,090
                                                --------
TOTAL INVESTMENTS - 122.31%
  (COST $54,877)................                  54,237
                                                --------
LIABILITIES, NET OF OTHER
  ASSETS - (22.31%).............                  (9,895)
                                                --------
TOTAL NET ASSETS - 100%.........                $ 44,342
                                                ========

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                                                  UNREALIZED
                                                               NO. OF     EXPIRATION   MARKET   APPRECIATION/
                                                              CONTRACTS      DATE      VALUE    (DEPRECIATION)
                                                              ---------   ----------   ------   --------------
Emini S&P MidCap 400 Index..................................     39        Dec 05      $2,742        $78
                                                                                       ------        ---
                                                                                       $2,742        $78
                                                                                       ======        ===

---------------

(A) At October 31, 2005, security held as collateral for open futures contracts.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

(+)-All or a portion of this security is on loan at October 31, 2005. See Note
    5.

+-  Non-income producing security.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
October 31, 2005
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
STOCKS - 95.25%
AUSTRIA COMMON STOCK - 0.21%
Raiffeisen International
  Bank-Holding AG+.............        3,521   $    222
                                               --------
    TOTAL AUSTRIA COMMON
      STOCK....................                     222
                                               --------
BRAZIL - 12.50%
BRAZIL PREFERRED STOCK - 8.57%
All America Latina Logistica
  S.A. ........................        5,180        200
Banco Itau Holding Financeira
  S.A. ........................       15,000        359
Banco Itau Holding Financeira
  S.A., ADR+(+)................       35,950        861
Brasil Telecom Participacoes
  S.A., ADR+(+)................        9,000        374
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar, ADR+(+)..............        6,000        165
Companhia de Tecidos Norte de
  Minas+.......................    3,631,700        371
Companhia Energetica de Minas
  Gerais+......................   12,020,370        438
Companhia Paranaense de
  Energia+.....................   51,233,300        375
Companhia Paranaense de
  Energia, ADR+(+).............       22,300        165
Companhia Vale do Rio Doce+....        1,876         69
Companhia Vale do Rio Doce,
  ADR+(+)......................       31,064      1,146
Centrais Eletricas Brasileiras
  S.A.+........................   18,805,530        325
Duratex S.A.+..................       15,908        177
Embratel Participacoes S.A.+...  118,091,670        284
Empresa Brasileira de
  Aeronautica S.A. (Embraer),
  ADR+(+)......................       26,270      1,019
Gerdau S.A.+...................       14,100        191
Itausa - Investimentos Itau
  S.A.+........................       40,460        121
Klabin S.A.+...................       57,600        110
Petrol Brasileiro S.A.,+.......        3,460         49
Petroleo Brasileiro S.A.,
  ADR+.........................       18,016      1,034
Tele Norte Leste Participacoes
  S.A.+(+).....................        6,800        120
Telecomunicacoes Brasileiras
  S.A., ADR+...................        7,610        254
Telemar Norte Leste S.A.+......        6,200        168
Telemig Celular Participacoes
  S.A.+........................  141,861,789        233
Telesp Celular Participacoes
  S.A.+........................       35,668        127
Telesp - Telecommunicacoes de
  Sao Paulo S.A.+..............       16,792        334

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Unibanco - Uniao de Bancos
  Brasileiros S.A.+............        7,689   $     80
                                               --------
    TOTAL BRAZIL PREFERRED
      STOCK....................                   9,149
                                               --------
BRAZIL COMMON STOCK - 3.93%
Centrais Eletricas Brasileiras
  S.A.+........................    3,576,500         63
Companhia de Saneamento Basico
  do Estado de Sao Paulo+......    4,879,400        312
Companhia de Saneamento Basico
  do Estado de Sao Paulo,
  ADR+(+)......................        8,600        138
Companhia Energetica de Minas
  Gerais, ADR+(+)..............          800         29
CPFL Energia S.A. .............       20,100        210
Gerdau S.A., ADR+(+)...........        7,150         97
Grendene S.A. .................       31,300        246
Petroleo Brasileiro S.A.,
  ADR+.........................       35,292      2,255
Telesp Celular Participacoes
  S.A.+........................        1,923          6
Unibanco - Uniao de Bancos
  Brasileiros S.A.+............       15,075        788
Votorantim Celulose e Papel
  S.A.+........................        4,400         53
                                               --------
    TOTAL BRAZIL COMMON
      STOCK....................                   4,197
                                               --------
    TOTAL BRAZIL...............                  13,346
                                               --------
CHILE COMMON STOCK - 0.50%
Banco Santander-Chile S.A.,
  ADR+.........................        4,000        156
Grupo Enersis S.A., ADR+(+)....       34,200        374
                                               --------
    TOTAL CHILE COMMON STOCK...                     530
                                               --------
CHINA COMMON STOCK - 4.98%
Beijing Capital International
  Airport Company Limited+.....          700         --
Brilliance China Automotive
  Holdings Limited.............      646,000         86
BYD Company Limited............       53,000         75
China Life Insurance Company
  Limited+.....................      260,000        192
China Mobile (Hong Kong)
  Limited......................      196,600        880
China Petroleum & Chemical
  Corporation..................      891,200        358
China Petroleum & Chemical
  Corporation, ADR+(+).........        1,250         50
China Ping'an Insurance Company
  Limited......................      112,000        180
China Resources Enterprises
  Limited......................      191,900        284

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
China Shenhua Energy Company
  Limited+.....................      213,000   $    234
China Telecom Corporation
  Limited......................    1,376,600        449
China Unicom Limited...........      200,000        154
CNOOC Limited..................      354,000        230
Denway Motors Limited..........    1,348,600        406
Hainan Meilan Airport Company
  Limited+.....................       89,000         43
Hopewell Highway Infrastructure
  Limited......................      169,000        109
Huandian Power International
  Corporation..................    1,659,800        415
Huaneng Power International,
  Incorporated.................      239,900        161
Lianhua Supermarket Holdings
  Company Limited+.............       80,000         87
Shanghai Industrial Holdings
  Limited......................      168,500        300
Sinopec Shanghai Petrochemical
  Company Limited..............      118,000         36
Sinopec Yizheng Chemical Fibre
  Company Limited..............    1,067,500        161
Sinotrans Limited+.............      620,000        216
Weiqiao Textile Company
  Limited......................      113,000        137
Wumart Stores, Incorporated....       37,000         77
                                               --------
    TOTAL CHINA COMMON STOCK...                   5,320
                                               --------
EGYPT COMMON STOCK - 0.27%
Eastern Tobacco Company........        7,226        288
                                               --------
    TOTAL EGYPT COMMON STOCK...                     288
                                               --------
HONG KONG COMMON STOCK - 2.27%
Asia Aluminum Holdings
  Limited+.....................      978,000         80
China Construction Bank+.......      954,000        289
China Resource Power Holdings
  Company Limited..............      266,000        160
Fountain Set (Holdings)
  Limited......................      183,000         71
Global Bio-chem Technology
  Group Company Limited........      763,000        303
Gome Electrical Appliances
  Holdings Limited.............      487,000        283
Kingboard Chemical Holdings
  Limited......................       66,000        140
Moulin Global Eyecare Holdings
  Limited*.....................       96,000         --
Panva Gas Holdings Limited+....      110,000         51
PetroChina Company Limited+....      912,000        698
Shougang Concord Century
  Holdings Limited.............      537,000         27

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
The Grande Holdings Limited....       91,000   $     72
TPV Technology Limited.........      272,000        208
Victory City International
  Holdings Limited.............      169,000         43
                                               --------
    TOTAL HONG KONG COMMON
      STOCK....................                   2,425
                                               --------
HUNGARY COMMON STOCK - 1.05%
Gedeon Richter Rt..............        3,587        593
Magyar Tavkozlesi Rt...........      110,400        526
                                               --------
  TOTAL HUNGARY COMMON STOCK...                   1,119
                                               --------
INDIA COMMON STOCK - 7.59%
ABB Limited....................        5,500        209
Aventis Pharma Limited.........        4,000        124
Bharat Electronics Limited+....       21,000        536
Bharat Petroleum Corporation
  Limited......................       52,533        426
CIPLA..........................       17,750        142
Container Corporation..........        5,900        172
Doctor Reddy's Laboratories
  Limited......................        7,100        128
Doctor Reddy's Laboratories
  Limited, ADR+(+).............       23,100        434
GAIL (India) Limited...........       21,900        114
GAIL (India) Limited, GDR, 144A
  (Note A)+....................        7,600        236
Glenmark Pharmaceuticals
  Limited......................       17,000        105
Gujarat Ambuja Cements
  Limited......................       22,500         34
Gujarat Ambuja Cements Limited,
  GDR+.........................       79,750        121
HDFC Bank Limited..............       13,000        177
Hero Honda Motors Limited......       14,200        224
Hindalco Industries Limited....       40,000        102
Hindalco Industries Limited,
  GDR, 144A (Note A)+..........      177,000        446
Hindustan Lever Limited........       38,500        138
Hindustan Petroleum Corporation
  Limited......................       73,800        485
Housing Development Finance
  Corporation Limited..........        8,700        188
Infosys Technologies Limited...        7,700        432
ITC Limited....................       39,000        104
ITC Limited, GDR+..............       22,500         58
Mahanagar Telephone Nigam
  Limited......................      252,570        617
Mahindra & Mahindra Limited....       21,500        169
Oil and Natural Gas Corporation
  Limited......................       14,224        292
Punjab National Bank Limited...       15,000        133
Reliance Industries Limited....       56,400        958
Siemens India Limited..........        1,800         95

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
State Bank of India, GDR, 144A
  (Note A)+....................       10,400   $    449
UTI Bank Limited...............       10,000         53
UTI Bank Limited, GDR, 144A
  (Note A)+....................       14,000         72
Wipro Limited..................       16,500        134
                                               --------
    TOTAL INDIA COMMON STOCK...                   8,107
                                               --------
INDONESIA COMMON STOCK - 0.91%
PT Bank Mandiri................      951,000        124
PT Gudang Garam Tbk............      249,000        251
PT Indofood Sukses Makmur
  Tbk..........................    2,725,700        221
PT Telekomunikasi Indonesia
  Tbk..........................      742,000        372
                                               --------
    TOTAL INDONESIA COMMON
      STOCK....................                     968
                                               --------
ISRAEL COMMON STOCK - 0.41%
Bank Hapoalim Limited..........       35,580        136
Bank Leumi le-Israel B.M.......       39,500        129
Supersol Limited...............       68,500        174
                                               --------
    TOTAL ISRAEL COMMON
      STOCK....................                     439
                                               --------
MALAYSIA COMMON STOCK - 2.86%
AMMB Holdings Berhad...........      146,100         92
Bandar Raya Developments
  Berhad.......................       77,000         20
Commerce Asset-Holding
  Berhad.......................      262,900        383
Gamuda Berhad..................      298,500        302
Genting Berhad.................       81,100        443
IOI Corporation Berhad.........       28,000         97
Kuala Lumpur Kepong Berhad.....       84,700        176
Magnum Corporation Berhad......      139,000         73
MK Land Holdings Berhad........      295,300         58
Resorts World Berhad...........      157,300        437
Road Builder(M) Holdings
  Berhad.......................       64,000         32
Sime Darby Berhad..............      351,700        578
Tenaga Nasional Berhad.........       82,000        217
YTL Corporation Berhad.........      104,600        151
                                               --------
    TOTAL MALAYSIA COMMON
      STOCK....................                   3,059
                                               --------
MEXICO COMMON STOCK - 8.98%
America Movil, S.A. de C.V.,
  ADR+.........................       61,165      1,605
Cemex, S.A. de C.V. ...........       42,336        220
Coca-Cola Femsa, S.A. de C.V.,
  ADR+(+)......................       28,335        728
Controladora Commercial
  Mexicana, S.A. de C.V.+......      349,300        524
Desc, S.A. de C.V. ............      505,000        125

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Embotelladoras Arca S.A. ......       35,000   $     77
Empresas ICA Sociedad
  Controladora, S.A. de
  C.V.+........................      189,500         73
Empresas ICA Sociedad
  Controladora, S.A. de C.V.,
  ADR+.........................       10,800         25
Fomento Economico Mexicano,
  S.A. de C.V., ADR+...........        8,280        563
Grupo Aeroportuario del Sureste
  S.A. de C.V., ADR+...........        3,600        117
Grupo Continential, S.A. ......      161,450        266
Grupo Financiero Banorte, S.A.
  de C.V. .....................       29,300        250
Grupo Televisa, S.A., ADR+.....       19,800      1,447
Kimberly-Clark de Mexico, S.A.
  de C.V. .....................      178,720        592
Telefonos de Mexico, S.A. de
  C.V., ADR+...................       63,580      1,283
Wal-Mart de Mexico, S.A. de
  C.V.+........................      307,029      1,495
Wal-Mart de Mexico, S.A. de
  C.V., ADR+(+)................        4,126        201
                                               --------
    TOTAL MEXICO COMMON
      STOCK....................                   9,591
                                               --------
MOROCCO COMMON STOCK - 0.48%
Attijariwafa Bank+.............          399         52
Banque Marocaine du Commerce
  Exterieur+...................        2,300        185
Maroc Telecom+.................        3,100         33
ONA (Omnium Nord Africain)+....        2,300        248
                                               --------
    TOTAL MOROCCO COMMON
      STOCK....................                     518
                                               --------
PHILIPPINES COMMON STOCK - 0.47%
ABS-CBN Broadcasting
  Corporation+.................      261,800         64
Bank of the Philippine
  Islands......................      244,936        232
Manila Electric Company+.......      279,400        102
SM Prime Holdings..............      695,000        100
                                               --------
    TOTAL PHILIPPINES COMMON
      STOCK....................                     498
                                               --------
POLAND COMMON STOCK - 2.35%
Agora SA.......................       11,286        214
Bank Pekao SA..................        5,961        282
Central European Distribution
  Corporation+(+)..............        5,700        227
Polski Koncern Naftowy Orlen
  S.A. ........................        7,343        130
Powszechna Kasa Oszczednosci
  Bank Polski..................       66,621        560
Telekomunikacja Polska SA......       68,473        492
Telekomunikacja Polska SA,
  GDR+.........................       35,900        257

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
TVN SA+........................       20,412   $    348
                                               --------
    TOTAL POLAND COMMON
      STOCK....................                   2,510
                                               --------
RUSSIA - 6.51%
RUSSIA PREFERRED STOCK - 0.14%
Vimpel Communications, ADR+....        3,800        152
                                               --------
    TOTAL RUSSIA PREFERRED
      STOCK....................                     152
                                               --------
RUSSIA COMMON STOCK - 6.37%
Efes Breweries International
  NV, GDR+.....................        7,582        240
Highland Gold Mining Limited...       59,700        237
LUKOIL Oil Company, ADR+.......       66,388      3,661
Mobile Telesystems, ADR+.......       21,500        795
Mobile Telesystems, GDR, 144A
  (Note A)+....................        7,200        266
NovaTek OAO, GDR, 144A (Note
  A)+..........................        3,480         77
Pyaterochka Holding NV, GDR+...        5,504        108
Pyaterochka Holding NV, GDR,
  144A (Note A)+*..............       14,799        290
RAO Gazprom+...................        3,500        207
RAO Gazprom, ADR+(+)...........       11,500        680
Wimm-Bill-Dann Foods,
  ADR+(+)......................       13,500        244
                                               --------
    TOTAL RUSSIA COMMON
      STOCK....................                   6,805
                                               --------
    TOTAL RUSSIA...............                   6,957
                                               --------
SOUTH AFRICA COMMON STOCK - 11.20%
African Bank Investments
  Limited......................      138,000        412
Alexander Forbes Limited.......      100,787        213
Aveng Limited..................      326,700        821
Barloworld Limited.............       17,900        280
Bidvest Group Limited..........       29,504        395
Edgars Consolidated Stores
  Limited......................       81,500        362
Harmony Gold Mining Company
  Limited+.....................       22,329        235
Harmony Gold Mining Company
  Limited, ADR+................       15,087        158
Illovo Sugar Limited...........      121,100        188
Impala Platinum Holdings
  Limited......................        7,357        803
JD Group Limited...............       19,740        211
Massmart Holdings Limited......       51,900        401
MTN Group Limited..............      103,540        771
Murray & Roberts...............        3,100          9
Nampak Limited.................      200,700        465
Naspers Limited................       40,500        584
Nedcor Limited.................       70,367        896

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Network Healthcare Holdings
  Limited......................      165,600   $    159
Old Mutual.....................      180,275        421
Pretoria Portland Cement
  Company Limited..............        6,300        282
Sanlam Limited.................      237,960        438
Sappi Limited..................       66,700        647
Sasol Limited..................       20,000        638
Shoprite Holdings Limited......      135,000        316
Standard Bank Group Limited....       81,191        837
Steinhoff International
  Holdings Limited.............      238,179        624
Tiger Brands Limited...........       19,987        399
                                               --------
    TOTAL SOUTH AFRICA COMMON
      STOCK....................                  11,965
                                               --------
SOUTH KOREA - 15.19%
SOUTH KOREA PREFERRED STOCK - 0.50%
Hyundai Motor Company..........        3,150        160
Samsung Electronics Company
  Limited+.....................          920        377
                                               --------
    TOTAL SOUTH KOREA PREFERRED
      STOCK....................                     537
                                               --------
SOUTH KOREA COMMON STOCK - 14.69%
Cheil Industries,
  Incorporated.................        9,840        240
CJ Corporation.................        3,650        259
Daelim Industrial Company
  Limited......................        5,490        321
Daewoo Heavy Industries and
  Machinery Limited............        7,630         95
Doosan Heavy Industries and
  Construction Limited.........       12,550        273
Hankook Tire Company Limited...       22,190        267
Hanmi Pharmaceutical Company
  Limited......................          950         97
Hyundai Department Store
  Company Limited..............        1,560        104
Hyundai Mobis..................        4,230        338
Hyundai Motor Company
  Limited......................       10,650        786
Industrial Bank of Korea.......       21,310        255
Kangwon Land Incorporated......       24,021        404
Kia Motors Corporation.........       21,910        396
Kookmin Bank...................       11,771        675
Kookmin Bank, ADR+(+)..........        6,000        351
Korea Electric Power
  Corporation..................       25,530        833
Korea Electric Power
  Corporation, ADR+(+).........        4,400         72
Korea Zinc Company Limited.....        3,450        118
KT Corporation, ADR+...........       36,100        778
KT&G Corporation...............        8,330        341
Kumho Tire Company,
  Incorporated.................        3,300         49

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Kumho Tire Company,
  Incorporated, GDR+, 144A
  (Note A)+....................        9,900   $     80
LG Chemical....................       10,930        482
LG Construction Company........        7,040        302
LG Electronics, Incorporated...       10,550        690
NCsoft Corporation+............          570         53
NHN Corporation+...............          300         50
Orion Corporation..............        2,095        408
POSCO..........................        2,780        567
POSCO, ADR+....................        1,100         56
Pusan Bank.....................        9,950        104
Samsung Electro Mechanics
  Company Limited..............       15,570        391
Samsung Electronics Company
  Limited......................        4,280      2,282
Samsung Fire & Marine Insurance
  Company Limited..............        4,354        415
Samsung SDI Company Limited....        6,280        622
Shinhan Financial Group Company
  Limited......................       12,100        404
SK Corporation.................       10,830        557
SK Telecom Company Limited.....        1,668        300
SK Telecom Company Limited,
  ADR+(+)......................       29,100        588
S-Oil Corporation..............        1,700        127
Woori Finance Holdings Company
  Limited......................       10,320        160
                                               --------
    TOTAL SOUTH KOREA COMMON
      STOCK....................                  15,690
                                               --------
    TOTAL SOUTH KOREA..........                  16,227
                                               --------
TAIWAN COMMON STOCK - 11.08%
Accton Technology
  Corporation+.................      275,396         84
Acer, Incorporated.............       78,000        159
Advanced Semiconductor
  Engineering, Incorporated....      516,119        316
Asia Optical Company,
  Incorporated.................       25,469        147
Asustek Computer,
  Incorporated.................       60,110        158
AU Optronics Corp..............      486,630        619
Benq Corporation...............      368,550        338
Cathay Financial Holding
  Company Limited..............      147,000        259
Cheng Shin Industries..........       82,694         60
China Motor Company............      366,860        343
China Steel Corporation........      292,000        231
Chinatrust Financial Holding
  Company Limited..............      580,572        452
Chunghwa Telecom Company
  Limited, ADR+................       17,200        298
Compal Electronics,
  Incorporated.................    1,097,346        978

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
CTCI Corporation...............       79,197   $     30
CyberLink Corporation..........       20,709         45
Delta Electronics Group........      317,682        537
Elan Microelectronics
  Corporation..................      193,873         72
Far EasTone Telecommunication
  Company Limited..............       87,000        101
First Financial Holding Company
  Limited......................      549,250        369
High Tech Computer
  Corporation..................       15,000        162
Hon Hai Precision Industry
  Company Limited..............       74,172        322
Infortrend Technology,
  Incorporated.................       70,079        110
Kaulin Manufacturing Company
  Limited......................       51,397         49
Largan Precision Company
  Limited......................       14,158        129
Media Tek, Incorporated........       34,878        303
Nien Hsing Textile Company
  Limited......................      235,000        145
Optimax Technology
  Corporation..................      219,090        281
Phoenixtec Power Company
  Limited......................       81,355         73
Polaris Securities Company
  Limited......................      145,234         48
Powerchip Semiconductor
  Corporation..................      414,000        199
Quanta Computer, Incorporated..      446,712        620
Radiant Opto-Electronics
  Corporation..................       33,178         73
Shin Kong Financial Holding
  Company Limited..............      497,743        359
SinoPac Holdings...............    1,231,987        486
Springsoft Systems Limited.....       68,017        100
Sunplus Technology Company
  Limited+.....................      235,007        206
Taishin Financial Holdings
  Company Limited..............      310,976        159
Taiwan Cellular Corporation....      537,635        449
Tsann Keun Enterprise Company
  Limited......................       95,720        157
Uni-President Enterprises
  Corporation..................      144,000         55
United Microelectronics
  Corporation..................    2,130,366      1,149
United Microelectronics
  Corporation, ADR+............        3,200          9
Vanguard International
  Semiconductor Corporation....      197,788        130
Yaego Corporation+.............    1,438,000        439

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Yang Ming Marine Transport.....       50,000   $     29
                                               --------
    TOTAL TAIWAN COMMON
      STOCK....................                  11,837
                                               --------
THAILAND COMMON STOCK - 2.57%
Advanced Info Services PCL*....       84,400        205
Asian Property Development
  Company Limited*.............      541,600         45
Bangkok Bank PCL...............       81,500        202
CH. Karnchang Public Company
  Limited+*....................      188,900         56
Charoen Pokphand Foods PCL*....    1,194,900        148
CP Seven Eleven PCL+*..........    1,010,300        147
Delta Electronics PCL+*........      118,000         40
Italian-Thai Development PCL...      627,500        128
Kasikornbank PCL...............      249,300        367
Krung Thai Bank PCL*...........    1,554,700        374
Lalin Property PCL+*...........      148,400         20
Land & Houses PCL..............      378,700         77
MBK Public Company Limited+*...       29,000         31
PTT Public Company Limited+*...       43,600        224
Siam Commercial Bank PCL.......      281,600        311
Siam Makro PCL+*...............       88,200        114
Sino Thai Engineering &
  Construction PCL+*...........      136,900         38
Sino Thai Engineering &
  Construction PCL, rights+*...       22,816          4
Thai Oil PCL*..................       40,700         68
Total Access Communications+...       45,000        142
                                               --------
    TOTAL THAILAND COMMON
      STOCK....................                   2,741
                                               --------
TURKEY COMMON STOCK - 2.87%
Akcansa Cimento A.S............       48,610        229
BIM Birlesik Magazalar A.S.+...       12,680        307
Dogan Yayin Holding+...........       93,729        237
Enka Insaat ve Sanayi A.S......       71,408        788
Haci Omer Sabanci Holding A.S..       45,000        210

                                   SHARES       VALUE
                                 -----------   --------
                                 (DOLLARS IN THOUSANDS)
Hurriyet Gazetecilik ve
  Matbaacilik A.S..............       92,663   $    261
Tupras-Turkiye Petrol
  Rafinerileri A.S.............       18,203        311
Turkiye Garanti Bankasi
  A.S.+........................      120,892        360
Yapi ve Kredi Bankasi A.S.+....       96,473        361
                                               --------
    TOTAL TURKEY COMMON
      STOCK....................                   3,064
                                               --------
    TOTAL STOCKS...............                 101,731
                                               --------
                                     PAR
                                   AMOUNT
                                 -----------
SHORT TERM INVESTMENTS - 10.20%
U.S. TREASURY BILLS - 0.28%
3.405%, Due 12/8/2005 (Note
  C)...........................  $       300        299
                                               --------
    TOTAL U.S. TREASURY
      BILLS....................                     299
                                               --------
                                   SHARES
                                 -----------
OTHER SHORT TERM INVESTMENTS - 9.92%
American Beacon Enhanced Cash
  Trust (Notes B and D)........    5,062,985      5,063
American Beacon Money Market
  Select Fund (Notes B and D)..    5,527,852      5,528
                                               --------
    TOTAL OTHER SHORT TERM
      INVESTMENTS..............                  10,591
                                               --------
    TOTAL SHORT TERM
      INVESTMENTS..............                  10,890
                                               --------
TOTAL INVESTMENTS - 105.45%
  (COST $91,191)...............                 112,621
                                               --------
LIABILITIES, NET OF OTHER
  ASSETS - (5.45%).............                  (5,817)
                                               --------
TOTAL NET ASSETS - 100%........                $106,804
                                               ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the value of these securities amounted to $1,916 or 1.79% of net assets.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) At October 31, 2005, security held as collateral for open futures contracts.

(D) All or a portion of this security is purchased with cash collateral for securities loaned.

(+)-All or a portion of this security is on loan at October 31, 2005. See Note
    5.

+-  Non-income producing security.

*- Valued at fair value pursuant to procedures approved by the Board of Trustees.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

FUTURES CONTRACTS
(dollars in thousands)

                                                                                                 UNREALIZED
                                                             NUMBER OF   EXPIRATION   MARKET   APPRECIATION/
                                                             CONTRACTS      DATE      VALUE    (DEPRECIATION)
                                                             ---------   ----------   ------   --------------
Emini S&P 500 Index........................................     80        Dec-05      $4,839        $77
                                                                                      ------        ---
                                                                                      $4,839        $77
                                                                                      ======        ===

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

CONTRACTS TO DELIVER                                                     SETTLEMENT   MARKET   UNREALIZED
(amounts in thousands)                                                      DATE      VALUE    GAIN/(LOSS)
                                                                         ----------   ------      ----
    1,357  Euro Currency...............................................  11/14/2005   $1,628      $138
   22,183  South African Rand..........................................  11/14/2005   3,303        170
                                                                                      ------      ----
TOTAL CONTRACTS TO DELIVER (RECEIVABLE AMOUNT $5,239)..................               $4,931      $308
                                                                                      ======      ====

CONTRACTS TO RECEIVE                                                     SETTLEMENT   MARKET   UNREALIZED
(amounts in thousands)                                                     DATE       VALUE    GAIN/(LOSS)
                                                                          --------    ------      -----
    1,350  Euro Currency...............................................  11/14/2005   $1,619      $(119)
   11,092  South African Rand..........................................  11/14/2005   1,651        (114)
                                                                                      ------      -----
TOTAL CONTRACTS TO RECEIVE (PAYABLE AMOUNT $3,503).....................               $3,270      $(233)
                                                                                      ======      =====
NET CURRENCY FLUX......................................................                           $  75
                                                                                                  =====

SECTOR DIVERSIFICATION

                                                              PERCENT OF
                                                              NET ASSETS
                                                              ----------
Consumer Discretionary......................................      13.32%
Consumer Staples............................................       7.46%
Energy......................................................      11.13%
Financials..................................................      15.81%
Health Care.................................................       1.95%
Industrials.................................................      10.03%
Information Technology......................................      10.44%
Materials...................................................       7.95%
Short-Term Investments......................................      10.20%
Telecommunications Services.................................      12.79%
Utilities...................................................       4.45%
Liabilities, Net of Other Assets............................      (5.53%)
                                                              ----------
                                                                 100.00%
                                                              ==========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
CORPORATE BONDS - 95.32%
CONSUMER DISCRETIONARY - 28.75%
AUTO COMPONENTS - 4.97%
ArvinMeritor, Incorporated, 8.75%, Due 3/1/2012(+)..........  $     1,000   $    938
Asbury Automotive Group, Incorporated,
  9.00%, Due 6/15/2012......................................        1,575      1,555
  8.00%, Due 3/15/2014......................................          800        736
GenCorp, Incorporated, 9.50%, Due 8/15/2013.................        1,174      1,282
General Motors Corporation, 7.70%, Due 4/15/2016............        1,850      1,309
The Goodyear Tire & Rubber Company, 12.50%, Due 3/1/2011....        2,050      2,265
Navistar International Transportation Corporation,
  7.50%, Due 6/15/2011(+)...................................        1,650      1,567
  6.25%, Due 3/1/2012.......................................          775        696
Stanadyne Corporation, 10.00%, Due 8/15/2014................        1,000        975
Tenneco Automotive, Incorporated, 8.625%, Due
  11/15/2014(+).............................................        1,000        955
TriMas Corporation, 9.875%, Due 6/15/2012...................        2,750      2,228
United Components, Incorporated, 9.375%, Due 6/15/2013......        2,250      2,250
                                                                            --------
    TOTAL AUTO COMPONENTS...................................                  16,756
                                                                            --------
HOTELS, RESTAURANTS & LEISURE - 4.53%
AMC Entertainment, Incorporated, 9.875%, Due 2/1/2012.......        1,000        955
AMF Bowling Worldwide Incorporated, 10.00%, Due 3/1/2010....        2,950      2,943
Chumash Casino & Resort Enterprises, 9.52%, Due 7/15/2010...        1,250      1,328
Landry's Restaurants, Incorporated, 7.50%, Due 12/15/2014...          825        759
Mandalay Resort Group, 6.50%, Due 7/31/2009.................        1,550      1,546
San Pasqual Casino Development Group, 8.00%, Due 9/15/2013,
  144A (Note A).............................................        1,800      1,791
Station Casinos, Incorporated, 6.875%, Due 3/1/2016(+)......        1,000      1,008
Turning Stone Casino Resort, 9.125%, Due 12/15/2010, 144A
  (Note A)..................................................        3,710      3,821
Warner Music Group, 7.375%, Due 4/15/2014...................        1,145      1,116
                                                                            --------
    TOTAL HOTELS, RESTAURANTS & LEISURE.....................                  15,267
                                                                            --------
MEDIA - 10.06%
Advanstar Communications, Incorporated,
  10.75%, Due 8/15/2010.....................................        1,500      1,661
  12.00%, Due 2/15/2011.....................................        1,375      1,459
Allbritton Communications Company, 7.75%, Due 12/15/2012....        2,590      2,558
American Media Operations, Incorporated, 10.25%, Due
  5/1/2009..................................................        2,415      2,294
Charter Communications Holdings,
  10.25%, Due 9/15/2010.....................................        1,925      1,930
  11.00%, Due 10/1/2015, 144A (Note A)......................          518        469
Charter Communications Operations, 8.375%, Due 4/30/2014,
  144A (Note A).............................................        1,150      1,153
CSC Holdings, Incorporated, 7.25%, Due 7/15/2008............        2,750      2,778
Dex Media, Incorporated,
  9.875%, Due 8/15/2013.....................................          500        551
  0.00%, Due 11/15/2013+....................................          700        543
  0.00%, Due 11/15/2013+....................................        1,000        775
Echostar DBS Corporation, 6.625%, Due 10/1/2014(+)..........        4,700      4,559
Houghton Mifflin Company, 8.25%, Due 2/1/2011...............        1,350      1,380

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
The Interpublic Group of Companies, Incorporated, 6.25%, Due
  11/15/2014................................................  $     4,000   $  3,535
Kabel Deutschland GMBH, 10.625%, Due 7/1/2014, 144A (Note
  A)(+).....................................................        3,825      4,117
LBI Media, Incorporated, 10.125%, Due 7/15/2012.............        1,000      1,062
Movie Gallery, Incorporated, 11.00%, Due 5/1/2012, 144A
  (Note A)(+)...............................................        1,200        960
WDAC Subsidiary Corporation, 8.375%, Due 12/1/2014, 144A
  (Note A)(+)...............................................          900        848
WMG Holdings Corporation, 0.00%, Due 12/15/2014+............        1,800      1,237
                                                                            --------
    TOTAL MEDIA.............................................                  33,869
                                                                            --------
RETAIL - 6.52%
CSK Auto Corporation, 7.00%, Due 1/15/2014..................        2,045      1,912
FTD, Incorporated, 7.75%, Due 2/15/2014.....................          923        914
Group 1 Automotive, Incorporated, 8.25%, Due 8/15/2013......        1,000        962
Jostens, Incorporated,
  7.625%, Due 10/1/2012.....................................          950        936
  0.00%, Due 12/1/2013+.....................................        1,900      1,373
NBTY, Incorporated, 7.1250%, Due 10/1/2015, 144A (Note A)...        1,800      1,755
Pep Boys, Incorporated, 7.50%, Due 12/15/2014(+)............        2,650      2,478
Rite Aid Corporation,
  8.125%, Due 5/1/2010......................................        2,000      2,000
  9.50%, Due 2/15/2011......................................          710        745
Samsonite Corporation, 8.875%, Due 6/1/2011.................        2,500      2,575
Toys R Us, Incorporated, 7.625%, Due 8/1/2011...............        1,400      1,155
United Rentals North America, Incorporated, 6.50%, Due
  2/15/2012(+)..............................................        2,500      2,397
Woolworth Corporation, 8.50%, Due 1/15/2022.................        2,550      2,757
                                                                            --------
    TOTAL RETAIL............................................                  21,959
                                                                            --------
SERVICES - 0.83%
Knowledge Learning Corporation, 7.75%, Due 2/1/2015, 144A
  (Note A)..................................................        3,000      2,790
                                                                            --------
    TOTAL SERVICES..........................................                   2,790
                                                                            --------
TEXTILES & APPAREL - 1.84%
Day International Group, Incorporated, 9.50%, Due
  3/15/2008.................................................        1,555      1,555
Rafaella Apparel Group, Incorporated, 11.25%, Due 6/15/2011,
  144A (Note A).............................................        1,000        950
Phillips-Van Heusen Corporation,
  8.125%, Due 5/1/2013......................................        1,250      1,309
  7.75%, Due 11/15/2023.....................................        2,300      2,404
                                                                            --------
    TOTAL TEXTILES & APPAREL................................                   6,218
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                  96,859
                                                                            --------
CONSUMER STAPLES - 1.61%
FOOD/RESTAURANT - 1.12%
Borden, Incorporated, 9.20%, Due 3/15/2021..................        1,715      1,526
Cott Beverages, Incorporated, 8.00%, Due 12/15/2011.........        1,000      1,023
Pilgrims Pride Corporation, 9.625%, Due 9/15/2011...........        1,148      1,228
                                                                            --------
    TOTAL FOOD/RESTAURANT...................................                   3,777
                                                                            --------
HOUSEHOLD DURABLES - 0.09%
H.H. Gregg Appliances, Incorporated, 9.00%, Due 2/1/2013....          350        315
                                                                            --------
    TOTAL HOUSEHOLD DURABLES................................                     315
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
TOBACCO - 0.40%
R J Reynolds Tobacco Holdings, Incorporated, 7.30%, Due
  7/15/2015, 144A (Note A)(+)...............................  $     1,350   $  1,343
                                                                            --------
    TOTAL TOBACCO...........................................                   1,343
                                                                            --------
    TOTAL CONSUMER STAPLES..................................                   5,435
                                                                            --------
ENERGY - 9.67%
Alpha Natural Resources, LLC, 10.25%, Due 6/1/2012..........        2,725      2,998
AmeriGas Partners, L.P., 7.25%, Due 5/20/2015, 144A (Note
  A)........................................................        1,500      1,552
CITGO Petroleum Corporation, 6.00%, Due 10/15/2011, 144A
  (Note A)..................................................        1,000      1,050
Delta Petroleum Corporation, 7.00%, Due 4/1/2015............        1,000        945
El Paso Corporation, 7.625%, Due 8/16/2007(+)...............        1,400      1,421
Energy Partners Limited, 8.75%, Due 8/1/2010................        2,000      2,080
Ferrellgas Partners, L.P., 6.75%, Due 5/1/2014..............          500        480
Holly Energy Partners, L.P., 6.25%, 3/1/2015................        1,450      1,407
Inergy L.P./Inergy Finance Corporation, 6.875%, Due
  12/15/2014................................................        1,000        948
Key Energy Service, Incorporated, 8.375%, Due 3/1/2008......        2,450      2,554
Newfield Exploration Company, 8.375%, Due 8/15/2012.........        1,425      1,528
Paramount Resources Limited, 8.50%, Due 1/31/2013...........        2,374      2,433
PetroQuest Energy, Incorporated, 10.375%, Due 5/15/2012.....        3,000      3,173
Reliant Energy, Incorporated, 6.75%, Due 12/15/2014.........        1,680      1,562
Swift Energy Company,
  7.625%, Due 7/15/2011.....................................          900        916
  9.375%, Due 5/1/2012......................................        1,000      1,070
Tenaska, Incorporated, 6.528%, Due 12/30/2014, 144A (Note
  A)........................................................        1,433      1,404
Tenaska Alabama Partners, L.P., 7.00%, Due 6/30/2021, 144A
  (Note A)..................................................          747        759
Terex Corporation,
  9.25%, Due 7/15/2011......................................        1,250      1,334
  7.375%, Due 1/15/2014.....................................        2,260      2,249
Clayton Williams Energy, Incorporated, 7.75%, Due 8/1/2013,
  144A (Note A).............................................          750        724
                                                                            --------
    TOTAL ENERGY............................................                  32,587
                                                                            --------
FINANCIALS - 4.96%
DIVERSIFIED FINANCIALS - 4.53%
Borden US Financial Corporation, 8.90%, Due 7/15/2010, 144A
  (Note A)..................................................          250        248
E*Trade Financial Corporation,
  8.00%, Due 6/15/2011, 144A (Note A).......................          700        710
  8.00%, Due 6/15/2011......................................        2,375      2,411
General Motors Acceptance Corporation,
  6.875%, Due 9/15/2011.....................................        1,500      1,454
  6.75%, Due 12/1/2014(+)...................................        1,100      1,052
Glencore Funding, LLC, 6.00%, Due 4/15/2014, 144A (Note
  A)........................................................        1,400      1,290
Nell AF SARL, 8.375%, Due 8/15/2015, 144A (Note A)(+).......        2,250      2,160
Noble Group Limited, 6.625%, Due 3/17/2015, 144A (Note
  A)(+).....................................................        3,500      3,169

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Thornburg Mortgage, Incorporated, 8.00%, Due 5/15/2013......  $     2,850   $  2,772
                                                                            --------
    TOTAL DIVERSIFIED FINANCIALS............................                  15,266
                                                                            --------
REAL ESTATE - 0.43%
American Real Estate Partners, L.P. 7.125%, Due 2/15/2013,
  144A (Note A).............................................        1,500      1,459
                                                                            --------
    TOTAL REAL ESTATE.......................................                   1,459
                                                                            --------
    TOTAL FINANCIALS........................................                  16,725
                                                                            --------
HEALTH CARE - 8.81%
EQUIPMENT & SUPPLIES - 0.31%
Sybron Dental Specialties, Incorporated, 8.125%, Due
  6/15/2012.................................................        1,000      1,053
                                                                            --------
    TOTAL EQUIPMENT & SUPPLIES..............................                   1,053
                                                                            --------
HEALTHCARE PROVIDERS & SERVICES - 7.84%
ACIH, Incorporated, 0.00%, Due 12/15/2012, 144A (Note A)+...        3,575      2,431
DaVita, Incorporated, 7.25%, Due 3/15/2015..................        2,750      2,778
HCA, Incorporated,
  6.30%, Due 10/1/2012......................................        2,000      1,968
  8.36%, Due 4/15/2024......................................        1,935      2,029
Interactive Health, LLC, 8.00%, Due 4/1/2011, 144A (Note
  A)........................................................        1,800      1,512
National Health Investors, 7.30%, Due 7/16/2007.............        1,000      1,021
NDCHealth Corporation, 10.50%, Due 12/1/2012................        3,250      3,701
Pacificare Health Systems, Incorporated, 10.75%, Due
  6/1/2009..................................................        2,625      2,828
Quintiles Transnational Corporation, 10.00%, Due
  10/1/2013.................................................        1,600      1,766
Select Medical Corporation, 7.625%, Due 2/1/2015............        2,725      2,527
Service Corporation International, 7.00%, Due 6/15/2017,
  144A (Note A).............................................        1,180      1,171
US Oncology, Incorporated
  9.00%, Due 8/15/2012......................................        1,500      1,583
  10.75%, Due 8/15/2014.....................................        1,000      1,103
                                                                            --------
    TOTAL HEALTHCARE PROVIDERS & SERVICES...................                  26,418
                                                                            --------
PHARMACEUTICALS - 0.66%
Athena Neurosciences Financial LLC, 7.25%, Due
  2/21/2008(+)..............................................        2,300      2,219
                                                                            --------
    TOTAL PHARMACEUTICALS...................................                   2,219
                                                                            --------
    TOTAL HEALTH CARE.......................................                  29,690
                                                                            --------
INFORMATION TECHNOLOGY - 2.27%
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.42%
Amkor Technology, Incorporated, 9.25%, Due 2/15/2008........        2,000      1,910
Flextronics International Limited, 6.50%, Due
  5/15/2013(+)..............................................        1,000      1,003
MagnaChip Semiconductor Limited, 6.875%, Due 12/15/2011.....        2,000      1,880
                                                                            --------
    TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS................                   4,793
                                                                            --------
SOFTWARE - 0.85%
Peregrine Systems, Incorporated, 6.50%, Due 8/15/2007.......           87         91
SunGard Data Systems, Incorporated, 10.25%, Due 8/15/2015,
  144A (Note A)(+)..........................................        2,800      2,775
                                                                            --------
    TOTAL SOFTWARE..........................................                   2,866
                                                                            --------
    TOTAL INFORMATION TECHNOLOGY............................                   7,659
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
INDUSTRIALS - 24.10%
AEROSPACE & ENGINEERING - 1.43%
L3 Communications Corporation, 6.375%, Due 10/15/2015, 144A
  (Note A)..................................................  $     1,500   $  1,481
Transdigm, Incorporated, 8.375%, Due 7/15/2011..............        3,250      3,380
                                                                            --------
    TOTAL AEROSPACE & ENGINEERING...........................                   4,861
                                                                            --------
CONSTRUCTION & ENGINEERING - 4.30%
AMH Holdings, Incorporated, 0.00%, Due 3/1/2014+............        3,000      1,410
Beazer Homes USA, Incorporated, 8.375%, Due 4/15/2012.......        2,000      2,042
Dycom Industries, Incorporated, 8.125%, Due 10/15/2015, 144A
  (Note A)..................................................        1,500      1,504
Interline Brands, Incorporated, 11.50%, Due 5/15/2011.......        2,275      2,525
KB Home, 7.75%, Due 2/1/2010................................        1,000      1,024
K. Hovnanian Enterprises, Incorporated, 8.875%, Due
  4/1/2012(+)...............................................        2,700      2,808
Technical Olympic USA, Incorporated, 9.00%, Due 7/1/2010....        1,250      1,244
Wolverine Tube, Incorporated, 7.375%, Due 8/1/2008, 144A
  (Note A)..................................................        2,250      1,935
                                                                            --------
    TOTAL CONSTRUCTION & ENGINEERING........................                  14,492
                                                                            --------
COMMERCIAL SERVICES & SUPPLIES - 17.90%
Allied Waste North American, Incorporated, 8.50%, Due
  12/1/2008.................................................        2,500      2,600
Alpharma, Incorporated, 8.625%, Due 5/1/2011................        3,550      3,799
Altra Industrial Motion, Incorporated, 9.50%, Due 12/1/2011,
  144A (Note A).............................................        1,575      1,528
Asia Aluminum Holdings Limited, 8.00%, Due 12/23/2011, 144A
  (Note A)..................................................        3,000      2,933
Browning-Ferris Industries, Incorporated, 9.25%, Due
  5/1/2021..................................................        1,500      1,509
Cadmus Communications Corporation, 8.375%, Due 6/15/2014....        1,700      1,738
Celestica, Incorporated, 7.875%, Due 7/1/2011(+)............        2,500      2,475
CHC Helicopter Corporation,
  7.375%, Due 5/1/2014......................................        1,860      1,865
  7.375%, Due 5/1/2014, 144A (Note A).......................          750        752
Clean Harbors, Incorporated, 11.25%, Due 7/15/2012, 144A
  (Note A)..................................................        1,000      1,120
Columbus McKinnon Corporation, 10.00%, Due 8/1/2010.........        2,000      2,200
Communications and Power Industries, Incorporated, 8.00%,
  Due 2/1/2012..............................................        1,250      1,272
Compass Minerals Group, Incorporated, 10.00%, Due
  8/15/2011.................................................        1,000      1,078
Compass Minerals International, Incorporated, 0.00%, Due
  6/1/2013+.................................................        1,825      1,551
Corrections Corporation of America,
  7.50%, Due 5/1/2011(+)....................................        1,000      1,034
  6.25%, Due 3/15/2013......................................        1,000        984
Da-Lite Screen Company, Incorporated, 9.50%, Due
  5/15/2011.................................................          750        791
Freeport-McMoRan Copper & Gold, Incorporated, 6.875%, Due
  2/1/2014(+)...............................................        1,500      1,477
The Greenbrier Companies, Incorporated, 8.375%, Due
  5/15/2015.................................................        1,200      1,233
HMH Properties, Incorporated, 7.875%, Due 8/1/2008..........        1,000      1,011
Invensys, plc, 9.875%, Due 3/15/2011, 144A (Note A)(+)......        1,050      1,008
Iron Mountain, Incorporated, 6.625%, Due 1/1/2016...........        2,000      1,840
Earle M. Jorgensen Company, 9.75%, Due 6/1/2012.............        1,000      1,070
Medical Device Manufacturing, Incorporated, 10.00%, Due
  7/15/2012.................................................        2,000      2,340
NationsRent Companies, Incorporated, 9.50%, Due 5/1/2015....        2,600      2,697
Phibro Animal Health Corporation, 13.00%, Due 12/1/2007.....          500        525
J.B. Poindexter, Incorporated, 8.75%, Due 3/15/2014.........        2,000      1,770
Polypore, Incorporated, 8.75%, Due 5/15/2012................        1,450      1,276

                             See accompanying notes
--------------------------------------------------------------------------------
                                        62
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AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Polypore International, Incorporated, 0.00%, Due
  10/1/2012+................................................  $     1,500   $    772
Sea Containers, Limited, 10.75%, Due 10/15/2006.............        1,000        997
Sheridan Group, Incorporated, 10.25%, Due 8/15/2011.........        2,125      2,210
Solectron Corporation, 7.97%, Due 11/15/2006................        1,500      1,530
Superior Essex Communications, 9.00%, Due 4/15/2012.........        2,400      2,364
UAP Holding Corporation, 0.00%, Due 7/15/2012+..............        2,000      1,740
UNOVA, Incorporated, 7.00%, Due 3/15/2008...................        4,250      4,229
WH Holdings (Cayman Islands) Limited, 9.50%, Due 4/1/2011...          950      1,031
                                                                            --------
    TOTAL COMMERCIAL SERVICES & SUPPLIES....................                  60,349
                                                                            --------
MACHINERY - 0.47%
Case New Holland, Incorporated, 9.25%, Due 8/1/2011.........        1,500      1,579
                                                                            --------
    TOTAL MACHINERY.........................................                   1,579
                                                                            --------
    TOTAL INDUSTRIALS.......................................                  81,281
                                                                            --------
MATERIALS - 10.79%
CHEMICALS - 5.76%
Casella Waste System, Incorporated, 9.75%, Due 2/1/2013.....        2,020      2,169
CPI Holding Company, Incorporated, 9.672%, Due 2/1/2015.....        1,750      1,716
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp, 0.00%, Due
  10/1/2014, Series A+......................................        3,990      2,763
Crystal US Holdings 3 LLC/Crystal US Sub 3 Corp, 0.00%, Due
  10/1/2014, Series B+......................................        1,463      1,028
Hercules, Incorporated, 6.75%, Due 10/15/2029...............        1,750      1,689
Lyondell Chemical Company, 10.875%, Due 5/1/2009............        2,500      2,584
Nalco Company, 8.875%, Due 11/15/2013.......................        1,000      1,021
OM Group, Incorporated, 9.25%, Due 12/15/2011...............        1,750      1,684
Rhodia, 10.25%, Due 6/1/2010(+).............................        2,000      2,130
Resolution Performance Products, 8.00%, Due 12/15/2009......          500        509
Westlake Chemical Corporation, 8.75%, Due 7/15/2011.........        2,000      2,140
                                                                            --------
    TOTAL CHEMICALS.........................................                  19,433
                                                                            --------
CONTAINERS & PACKAGING - 3.27%
Crown Holdings, Incorporated, 9.50%, Due 3/1/2011...........        2,000      2,200
Intertape Polymer, Incorporated, 8.50%, Due 8/1/2014........        1,300      1,248
Jefferson Smurfit Corporation,
  8.25%, Due 10/1/2012......................................        2,250      2,121
  7.50%, Due 6/1/2013.......................................          500        450
Owens-Brockway Glass Containers, Incorporated,
  8.875%, Due 2/15/2009.....................................        1,500      1,567
  8.75%, Due 11/15/2012.....................................        2,250      2,413
  8.25%, Due 5/15/2013......................................        1,000      1,020
                                                                            --------
    TOTAL CONTAINERS & PACKAGING............................                  11,019
                                                                            --------
PAPER & FOREST PRODUCTS - 1.76%
Abitibi Consolidated Company, 8.375%, Due 4/1/2015(+).......        1,000        920
Ainsworth Lumber Company Limited, 6.75%, Due 3/15/2014......        1,000        855

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Neenah Paper, Incorporated, 7.375%, Due 11/15/2014..........  $     2,450   $  2,279
The Newark Group, Incorporated, 9.75%, Due 3/15/2014........        2,200      1,892
                                                                            --------
    TOTAL PAPER & FOREST PRODUCTS...........................                   5,946
                                                                            --------
    TOTAL MATERIALS.........................................                  36,398
                                                                            --------
TELECOMMUNICATION SERVICES - 4.36%
Insight Communications, Incorporated, 0.00%, Due
  2/15/2011+................................................        2,375      2,440
GST Equipment Funding, Incorporated, 13.25%, Due
  5/1/2007+*................................................        2,500         --
Intelsat, Limited,
  5.25%, Due 11/1/2008......................................        1,900      1,738
  7.625%, Due 4/15/2012(+)..................................        1,900      1,530
  8.625%, Due 1/15/2015, 144A (Note A)......................          500        506
MCI, Incorporated, 7.688%, Due 5/1/2009.....................        3,500      3,627
PanAmSat Holding Corporation, 0.00%, Due 11/1/2014+.........        1,850      1,263
Qwest Communications International, Incorporated,
  13.50%, Due 12/15/2010....................................        2,250      2,571
US Unwired, Incorporated, 7.26%, Due 6/15/2010..............        1,000      1,020
                                                                            --------
    TOTAL TELECOMMUNICATION SERVICES........................                  14,695
                                                                            --------
    TOTAL CORPORATE BONDS...................................                 321,329
                                                                            --------

                                                                SHARES
                                                              -----------
SHORT TERM INVESTMENTS - 13.16%
AIM Short-Term Investment Company Liquid Asset Fund (Note
  E)........................................................    1,101,259      1,101
American Beacon Money Market Select Fund (Note B)...........    8,266,990      8,267

                                                                  PAR
                                                                AMOUNT
                                                              -----------
Altius I Funding Corporation, Due 11/1/2005 (Note E)........  $     7,000      7,000
Merrill Lynch Pierce Fenner & Smith, Inc. Tri Party Repo,
  4.113%, Due 11/1/2005 (Notes C and E).....................       15,000     15,000
Morgan Stanley & Co., Inc. Tri Party Repo, 4.113%, Due
  11/1/2005 (Notes D and E).................................       13,000     13,000
                                                                            --------
    TOTAL SHORT TERM INVESTMENTS............................                  44,368
                                                                            --------
TOTAL INVESTMENTS - 108.48% (COST $371,513).................                 365,697
                                                                            --------
LIABILITIES, NET OF OTHER ASSETS - (8.48%)..................                 (28,592)
                                                                            --------
TOTAL NET ASSETS - 100%.....................................                $337,105
                                                                            ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $55,178 or 16.37% of net assets.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) Collateral held at J.P. Morgan Chase consists of the following: Telephone and Data Systems, Incorporated, 7.00%, Due 8/1/2006, Market Value - $2,230, BorgWarner, Incorporated, 7.00%, Due 11/1/2006, Market Value - $9,213, DaimlerChrysler AG, 7.45%, Due 3/1/2027, Market Value - $637, R.R. Donnelley & Sons Company, 6.625%, Due 4/15/2029, Market Value - $551, Coloumbus Southern Power Company, 6.60%, Due 3/1/2033, Market Value - $770, Ohio Power Company, 6.375%, Due 7/15/2033, Market Value - $7, Zurich Capital Trust I, 8.376%, Due 6/1/2037, Market Value - $1,894

(D) Collateral held at the Bank of New York consists of the following: Conoco Funding Company, 5.45%, Due 10/15/2006, Market Value - $10,936, Rockwell International Corporation, 6.15%, Due 1/15/2008, Market Value - $2,113, UFJ Fi-

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

    nance Aruba AE, 6.75%, Due 7/15/2013, Market Value - $286, Clorox Company, 5.00%, Due 1/15/2015, Market Value - $60

(E) All or a portion of this security is purchased with cash collateral for securities loaned.

(+)-All or a portion of this security is on loan October 31, 2005. See note 5.

+-  Non-income producing security.

*- Valued at fair value pursuant to procedures approved by the Board of Trustees.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 19.13%
U.S. TREASURY BONDS - 0.94%
8.75%, Due 8/15/2020(+).....................................  $       750   $  1,061
                                                                            --------
    TOTAL U.S. TREASURY BONDS...............................                   1,061
                                                                            --------
U.S. TREASURY NOTES - 18.19%
3.50%, Due 11/15/2009.......................................          700        675
3.875%, Due 5/15/2010(+)....................................        2,000      1,951
5.00%, Due 2/15/2011(+).....................................        3,350      3,433
5.00%, Due 8/15/2011(+).....................................        4,100      4,206
4.00%, Due 2/15/2014(+).....................................        5,000      4,805
4.75%, Due 5/15/2014(+).....................................        5,300      5,367
                                                                            --------
    TOTAL U.S. TREASURY NOTES...............................                  20,437
                                                                            --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                  21,498
                                                                            --------
U.S. AGENCY OBLIGATIONS - 0.93%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.45%
Federal Home Loan Mortgage Corporation, 5.125%, Due
  10/15/2008................................................          500        506
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                     506
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.48%
Federal National Mortgage Association, 6.625%, Due
  11/15/2010(+).............................................          500        539
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                     539
                                                                            --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                   1,045
                                                                            --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.13%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.45%
Pool #E01492, 5.50%, Due 10/1/2018..........................          894        900
Pool #C01598, 5.00%, Due 8/1/2033...........................          776        749
Pool #C01786, 5.50%, Due 2/1/2034...........................        1,112      1,099
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                   2,748
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.25%
Pool #555549, 5.00%, Due 6/1/2018...........................        1,167      1,152
Pool #545759, 6.50%, Due 7/1/2032...........................          757        778
Pool #725238, 5.00%, Due 3/1/2034...........................          620        599
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                   2,529
                                                                            --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.43%
Pool #780921, 7.00%, Due 11/15/2013.........................          298        312
Pool #780454, 7.00%, Due 10/15/2026.........................          283        298
Pool #002379, 8.00%, Due 2/20/2027..........................          186        198
Pool #781564, 6.00%, Due 2/15/2033..........................          387        394
Pool #781690, 6.00%, Due 12/15/2033.........................          565        575
Pool #003515, 5.50%, Due 2/20/2034..........................          952        949
                                                                            --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                   2,726
                                                                            --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                   8,003
                                                                            --------
ASSET-BACKED SECURITIES - 2.63%
Bank of America Securities Auto Trust 2005-WF1 A4, 4.08%,
  Due 4/18/2010.............................................        1,000        982
Household Automotive Trust 2004-1 A3, 3.30%, Due
  5/18/2009.................................................        1,000        989
HSBC Automotive Trust 2005-1 A4, 4.35%, Due 6/18/2012.......        1,000        982
                                                                            --------
    TOTAL ASSET-BACKED SECURITIES...........................                   2,953
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 1.18%
JP Morgan Chase Commercial Mortgage Securities Corp
  2005-LDP3 A1, 4.655%, Due 8/15/2042.......................  $       342   $    340
  2005-LDP4 A1, 4.613%, Due 10/15/2042......................          990        981
                                                                            --------
    TOTAL COMMERCIAL MORTGAGE-BACKED OBLIGATIONS............                   1,321
                                                                            --------
CORPORATE BONDS - 45.37%
BANKS - 3.43%
Banco Popular North America, Incorporated,
  6.125%, Due 10/15/2006....................................          500        504
  4.25%, Due 4/1/2008.......................................          300        295
Bank One Corporation, 4.90%, Due 4/30/2015(+)...............          500        480
Credit Suisse First Boston, 6.50%, Due 5/1/2008.............          500        518
FleetBoston Financial Corporation, 8.625%, Due 1/15/2007....          200        208
ING Bank, NV, 5.125%, Due 5/1/2015, 144A (Note A)...........          300        296
Wachovia Corporation, 6.40%, Due 4/1/2008...................        1,500      1,553
                                                                            --------
    TOTAL BANKS.............................................                   3,854
                                                                            --------
FINANCE - 22.90%
AEGON, N.V., 8.00%, Due 8/15/2006...........................          225        230
American Honda Finance Corporation,
  2.875%, Due 4/3/2006, 144A (Note A).......................          650        645
  4.875%, Due 5/15/2010.....................................          300        297
The Bear Stearns Companies, Incorporated, 2.875%, Due
  7/2/2008..................................................          800        760
Capital One Bank,
  4.25%, Due 12/1/2008......................................        1,000        975
  5.125%, Due 2/15/2014.....................................          330        320
Caterpillar Financial Services, 4.15%, Due 1/15/2010(+).....        1,000        971
Citigroup, Incorporated, 4.125%, Due 2/22/2010..............        1,000        966
Countrywide Home Loans, Incorporated, 3.25%, Due
  5/21/2008.................................................        1,000        958
Credit Suisse First Boston, Incorporated, 5.875%, Due
  8/1/2006..................................................        1,500      1,513
E*Trade Financial Federal Corporation, 7.375%, Due
  9/15/2013, 144A (Note A)..................................          150        148
Ford Motor Credit, 8.625%, Due 11/1/2010....................          285        279
General Electric Capital Corporation, 4.125%, Due
  3/4/2008..................................................        2,000      1,969
The Goldman Sachs Group, Incorporated, 4.75%, Due
  7/15/2013.................................................          350        336
John Hancock Global Funding,
  5.625%, Due 6/27/2006.....................................        1,400      1,408
  3.75%, Due 9/30/2008......................................        1,000        968
Household Finance Corporation, 5.75%, Due 1/30/2007.........        1,750      1,770
Lehman Brothers Holdings, Incorporated, 3.50%, Due
  8/7/2008..................................................        1,000        964
Lincoln National Corporation, 4.75%, Due 2/15/2014(+).......          200        192
MassMutual Global Funding II, 3.80%, Due 4/15/2009, 144A
  (Note A)..................................................        1,000        966
Merrill Lynch & Company, Incorporated, 6.00%, Due
  2/17/2009.................................................        1,000      1,031
PHH Corporation, 6.00%, Due 3/1/2008........................          300        304
Prudential Financial, Incorporated, 4.50%, Due
  7/15/2013(+)..............................................          375        358
Prudential Insurance Company of America, 6.375%, Due
  7/23/2006, 144A (Note A)..................................        2,000      2,022
Simon Property Group LP, 6.375%, Due 11/15/2007.............          400        410
SLM Corporation, 4.00%, Due 1/15/2009.......................        1,300      1,262
Synovus Financial Corporation,
  7.25%, Due 12/15/2005.....................................        1,500      1,504
  4.875%, Due 2/15/2013.....................................          500        486
Transamerica Corporation, 6.75%, Due 11/15/2006.............        1,000      1,008
Washington Mutual Financial Corporation, 4.625%, Due
  4/1/2014..................................................          750        705
                                                                            --------
    TOTAL FINANCE...........................................                  25,725
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
INDUSTRIALS - 13.37%
Accuride Corporation, 8.50%, Due 2/1/2015...................  $       150   $    142
AmeriPath, Incorporated, 10.50%, Due 4/1/2013...............          400        416
BHP Finance (USA) Limited, 4.80%, Due 4/15/2013(+)..........          550        539
Bunge Limited Finance Corporation,
  7.80%, Due 10/15/2012.....................................          200        228
  5.35%, Due 4/15/2014......................................          500        492
Celestica, Incorporated, 7.875%, Due 7/1/2011...............          260        257
Cendant Corporation, 6.875%, Due 8/15/2006..................        1,100      1,115
DaimlerChrysler North America, 4.75%, Due 1/15/2008.........          700        693
John Deere Capital Corporation, 4.125%, Due 1/15/2010.......        1,000        970
Dell Computer Corporation, 6.55%, Due 4/15/2008.............          200        207
Dole Food Company, Incorporated, 8.875%, Due 3/15/2011......          142        147
DST Systems, Incorporated, 3.625%, Due 8/15/2023............          485        600
EOG Resources, Incorporated, 4.75%, Due 3/15/2014, 144A
  (Note A)..................................................          350        336
EOP Operating Limited Partnership, 4.75%, Due 3/15/2014.....          350        330
Equistar Chemicals, LP, 10.625%, Due 5/1/2011...............          400        436
First Data Corporation, 3.375%, Due 8/1/2008................        1,000        962
Freeport-McMoRan Copper & Gold, Incorporated, 10.125%, Due
  2/1/2010(+)...............................................          400        440
Gardner Denver, Incorporated, 8.00%, Due 5/1/2013...........          300        312
International Lease Finance Corporation, 6.375%, Due
  3/15/2009.................................................          725        753
Kroger Company, 8.15%, Due 7/15/2006........................        1,000      1,022
Leucadia National Corporation, 7.00%, Due 8/15/2013.........          400        402
Liberty Media Corporation, 0.75%, Due 3/30/2023(+)..........          150        164
NBTY, Incorporated, 7.125%, Due 10/1/2015, 144A (Note A)....          150        146
Nissan Motor Company Limited, 4.625%, Due 3/8/2010..........          400        389
Northrop Grumman Corporation,
  4.079%, Due 11/16/2006....................................          700        694
  7.125%, Due 2/15/2011.....................................          510        557
Occidental Petroleum Corporation, 6.75%, Due 1/15/2012......          450        494
Pulte Homes, Incorporated,
  4.875%, Due 7/15/2009.....................................          100         98
  5.25%, Due 1/15/2014......................................          125        117
SunGard Data Systems, Incorporated, 9.125%, Due 8/15/2013,
  144A (Note A).............................................          150        152
Tenent Healthcare Corporation, 9.25%, Due 2/1/2015, 144A
  (Note A)..................................................          275        261
Time Warner, Incorporated, 6.75%, Due 4/15/2011.............          350        370
Union Pacific Corporation, 6.50%, Due 4/15/2012.............          350        374
Wesco Distributing, Incorporated, 7.50%, Due 10/15/2017,
  144A (Note A).............................................          150        150
WH Holdings (Cayman Islands) Limited, 9.50%, Due 4/1/2011...          240        260
                                                                            --------
    TOTAL INDUSTRIALS.......................................                  15,025
                                                                            --------
TELECOMMUNICATION - 5.26%
AT&T Broadband Corporation, 8.375%, Due 3/15/2013...........          700        806
AT&T Wireless Services, Incorporated,
  7.35%, Due 3/1/2006.......................................          900        908
  8.125%, Due 5/1/2012......................................          250        288
Deutsche Telekom International, 3.875%, Due 7/22/2008.......          500        487
France Telecom SA, 8.00%, Due 3/1/2011......................          680        757
Sprint Capital Corporation,
  6.00%, Due 1/15/2007......................................        1,200      1,214
  8.375%, Due 3/15/2012.....................................          675        779
SyniverseTechnologies, Incorporated, 7.75%, Due 8/15/2013,
  144A (Note A).............................................          200        202

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
Telcordia Technologies, Incorporated, 10.00%, Due 3/15/2013,
  144A (Note A).............................................  $       200   $    176
Telefonos de Mexico, S.A. de C.V., 5.50%, Due 1/27/2015.....          300        289
                                                                            --------
    TOTAL TELECOMMUNICATION.................................                   5,906
                                                                            --------
UTILITY - 0.41%
SEACOR Holdings, Incorporated, 2.875%, Due 12/15/2024.......          400        461
                                                                            --------
    TOTAL UTILITY...........................................                     461
                                                                            --------
    TOTAL CORPORATE BONDS...................................                  50,971
                                                                            --------
CONVERTIBLE BONDS - 14.00%
AEROSPACE & DEFENSE - 1.10%
Armor Holdings, Incorporated, 2.00%, Due 11/1/2024..........          275        282
L3 Communications Holdings, Incorporated, 3.00%, Due
  8/1/2035, 144A (Note A)...................................          415        417
Lockheed Martin Corporation, 3.54%, Due 8/15/2033...........          515        541
                                                                            --------
    TOTAL AEROSPACE & DEFENSE...............................                   1,240
                                                                            --------
CONSUMER DISCRETIONARY - 1.37%
Best Buy, Incorporated, 2.25%, Due 1/15/2022................          120        133
Caesars Entertainment, Incorporated, 4.15%, Due 4/15/2024...          110        128
Carnival Corporation, 0.00%, Due 10/24/2021+................          715        589
Flextronics International Limited, 1.00%, Due 8/1/2010(+)...          250        217
Goodyear Tire and Rubber Company, 2.25%, Due 6/15/2034, 144A
  (Note A)..................................................          225        324
Lowe's Companies, Incorporated, 0.861%, Due 10/19/2021......          135        146
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                   1,537
                                                                            --------
ENERGY - 0.96%
CenterPoint Energy, Incorporated, 3.75%, Due 5/15/2023......          390        474
Grey Wolf, Incorporated, 4.04%, Due 4/1/2024................          215        291
Nabors Industries Limited, 0.00%, Due 6/15/2023+............          280        310
                                                                            --------
    TOTAL ENERGY............................................                   1,075
                                                                            --------
FINANCIALS - 1.48%
American Financial Group, Incorporated, 1.486%, Due
  6/2/2033..................................................          625        270
Bank America Corporation, 0.25%, Due 1/26/2010..............          265        265
Financial Federal Corporation, 2.00%, Due 4/15/2034, 144A
  (Note A)..................................................          285        282
LandAmerica Financial Group, Incorporated, 3.125%, Due
  11/15/2033................................................          265        289
Morgan Stanley and Company, Incorporated, 0.25%, Due
  12/30/2011................................................          150        196
Silicon Valley Bancshares, 0.00%, Due 6/15/2008+............          240        356
                                                                            --------
    TOTAL FINANCIALS........................................                   1,658
                                                                            --------
HEALTH CARE - 0.98%
Cephalon, Incorporated, 0.00%, Due 6/15/2033+...............          320        292
Invitrogen Corporation, 3.25%, Due 6/15/2025, 144A (Note
  A)........................................................          265        249
Medtronic, Incorporated, 1.25%, Due 9/15/2021...............          555        564
                                                                            --------
    TOTAL HEALTH CARE.......................................                   1,105
                                                                            --------
INDUSTRIALS - 5.50%
Advanced Micro Devices, Incorporated, 4.75%, Due 2/1/2015...          265        290
Amgen, Incorporated, 0.00%, Due 3/1/2032+...................          900        697
Cadence Design Systems, Incorporated, 0.00%, Due
  8/15/2023+................................................          260        284
Commscope, Incorporated, 1.00%, Due 3/15/2024...............          140        142
CSX Corporation, 0.00%, Due 10/30/2021+.....................          315        285
Fisher Scientific International, Incorporated, 3.25%, Due
  3/1/2024(+)...............................................          560        543
Halliburton Company, 3.125%, Due 7/15/2023, 144A (Note A)...          210        347
Juniper Networks, Incorporated, 0.00%, Due 6/15/2008, 144A
  (Note A)+.................................................          215        265
Liberty Media Corporation, 0.75%, Due 3/30/2023, 144A (Note
  A)........................................................          355        389

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
NCI Building Systems, Incorporated, 2.125%, Due 11/15/2024,
  144A (Note A).............................................  $       285   $    324
NII Holdings, Incorporated, 2.75%, Due 8/15/2025, 144A (Note
  A)........................................................          700        740
Omnicom Group, Incorporated, 0.00%, Due 6/15/2033+..........          520        510
Powerwave Technologies, Incorporated, 1.875%, Due
  11/15/2024................................................          240        280
Quanta Services, Incorporated, 4.50%, Due 10/1/2023.........          255        306
Regal-Beloit Corporation, 2.75%, Due 3/15/2024..............          210        271
Schlumberger Limited, 2.125%, Due 6/1/2023(+)...............          400        502
                                                                            --------
    TOTAL INDUSTRIALS.......................................                   6,175
                                                                            --------
INFORMATION TECHNOLOGY - 1.03%
CSG Systems International, Incorporated, 2.50%, Due
  6/15/2024.................................................          275        288
Electronics for Imaging, Incorporated, 1.50%, Due
  6/1/2023..................................................          235        251
The Fair Issac Corporation, 1.50%, Due 8/15/2023............          325        351
WebMD Health Corporation, 3.125%, Due 9/1/2025, 144A (Note
  A)........................................................          300        263
                                                                            --------
    TOTAL INFORMATION TECHNOLOGY............................                   1,153
                                                                            --------
PHARMACEUTICAL - 1.58%
Genzyme Corporation, 1.25%, Due 12/1/2023...................          550        637
Teva Pharmaceuticals,
  0.25%, Due 2/1/2024.......................................          120        135
  0.50%, Due 2/1/2024(+)....................................          170        186
Watson Pharmaceuticals, Incorporated, 1.75%, Due
  3/15/2023.................................................          285        283
Wyeth, 3.32%, Due 1/15/2024.................................          525        538
                                                                            --------
    TOTAL PHARMACEUTICAL....................................                   1,779
                                                                            --------
    TOTAL CONVERTIBLE BONDS.................................                  15,722
                                                                            --------
CONVERTIBLE PREFERRED BONDS - 0.27%
Fortis Insurance NV, 7.75%, Due 1/26/2008, 144A (Note A)....          275        304
                                                                            --------
    TOTAL CONVERTIBLE PREFERRED BONDS.......................                     304
                                                                            --------
                                                                SHARES
                                                              -----------
CONVERTIBLE PREFERRED STOCK - 3.44%
ENERGY - 0.46%
Amerada Hess Corporation....................................        4,900        522
                                                                            --------
    TOTAL ENERGY............................................                     522
                                                                            --------
FINANCIALS - 2.61%
Genworth Financial, Incorporated(+).........................        9,300        326
Hartford Financial Services Group, Incorporated(+)..........        4,000        286
Lazard, Limited(+)..........................................       10,250        261
Lehman Brothers Holdings, Incorporated......................       15,300        400
MetLife, Incorporated.......................................       16,000        438
Morgan Stanley..............................................       11,500        431
Travelers Property and Casualty Corporation(+)..............       17,250        430
Washington Mutual, Incorporated(+)..........................        7,200        364
                                                                            --------
    TOTAL FINANCIALS........................................                   2,936
                                                                            --------
TELECOMMUNICATION SERVICES - 0.37%
Nokia Corporation, ADR......................................       25,000        421
                                                                            --------
    TOTAL TELECOMMUNICATION SERVICES........................                     421
                                                                            --------
    TOTAL CONVERTIBLE PREFERRED STOCK.......................                   3,879
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                                SHARES       VALUE
                                                              -----------   --------
                                                              (DOLLARS IN THOUSANDS)
COMMON STOCK - 1.56%
CONSUMER DISCRETIONARY - 0.25%
Starbucks Corporation+......................................       10,000   $    283
                                                                            --------
    TOTAL CONSUMER DISCRETIONARY............................                     283
                                                                            --------
ENERGY - 0.34%
Devon Energy Corporation....................................        6,406        387
                                                                            --------
    TOTAL ENERGY............................................                     387
                                                                            --------
INFORMATION TECHNOLOGY - 0.69%
AutoDesk, Incorporated+.....................................        7,900        357
Infosys Technologies Limited, ADR...........................        6,100        414
                                                                            --------
    TOTAL INFORMATION TECHNOLOGY............................                     771
                                                                            --------
TRANSPORTATION - 0.28%
Burlington Northern Santa Fe Corporation....................        5,000        310
                                                                            --------
    TOTAL TRANSPORTATION....................................                     310
                                                                            --------
    TOTAL COMMON STOCK......................................                   1,751
                                                                            --------
SHORT-TERM INVESTMENTS - 28.78%
American Beacon Enhanced Cash Trust (Notes B and C).........   20,670,297     20,671
American Beacon Money Market Select Fund (Notes B and C)....   11,652,257     11,652
                                                                            --------
    TOTAL OTHER SHORT-TERM INVESTMENTS......................                  32,323
                                                                            --------
    TOTAL SHORT-TERM INVESTMENTS............................                  32,323
                                                                            --------
TOTAL INVESTMENTS - 124.42% (COST $139,911).................                 139,770
                                                                            --------
LIABILITIES, NET OF OTHER ASSETS - (24.42%).................                 (27,429)
                                                                            --------
TOTAL NET ASSETS - 100%.....................................                $112,341
                                                                            ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of the securities amounted to $9,404 or 8.37% of net assets.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

(+)-All or a portion of the security is on loan at October 31, 2005. See Note 5.

+-  Non-income producing security.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 18.26%
U.S. TREASURY BONDS - 7.59%
7.50%, Due 11/15/2016(+)....................................  $      655    $    813
9.125%, Due 5/15/2018(+)....................................       1,200       1,695
7.875%, Due 2/15/2021(+)....................................         750         997
6.875%, Due 8/15/2025(+)....................................         370         465
6.25%, Due 5/15/2030(+).....................................       1,090       1,317
5.375%, Due 2/15/2031(+)....................................       1,720       1,876
                                                                            --------
    TOTAL U.S. TREASURY BONDS...............................                   7,163
                                                                            --------
U.S. TREASURY NOTES - 10.67%
4.00%, Due 9/30/2007(+).....................................         230         228
3.375%, Due 2/15/2008(+)....................................         890         870
3.50%, Due 11/15/2009.......................................         450         434
3.875%, Due 5/15/2010(+)....................................       1,000         976
3.875%, Due 9/15/2010(+)....................................         500         487
4.25%, Due 10/15/2010(+)....................................         540         535
5.00%, Due 2/15/2011(+).....................................       1,000       1,025
5.00%, Due 8/15/2011(+).....................................         700         718
2.00%, Due 1/15/2014........................................       1,403       1,407
4.75%, Due 5/15/2014(+).....................................       2,200       2,228
4.125%, Due 5/15/2015(+)....................................       1,200       1,158
                                                                            --------
    TOTAL U.S. TREASURY NOTES...............................                  10,066
                                                                            --------
    TOTAL U.S. TREASURY OBLIGATIONS.........................                  17,229
                                                                            --------
U.S. AGENCY OBLIGATIONS - 3.62%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.05%
4.25%, Due 7/15/2009(+).....................................       2,000       1,966
5.625%, Due 3/15/2011.......................................         500         519
5.875%, Due 3/21/2011(+)....................................         380         395
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                   2,880
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.57%
5.125%, Due 1/2/2014(+).....................................         545         542
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                     542
                                                                            --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                   3,422
                                                                            --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 34.50%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 9.39%
Pool #G11295, 5.50%, Due 9/1/2017...........................         331         334
Pool #E96536, 5.00%, Due 3/1/2018...........................         695         686
Pool #B12563, 5.00%, Due 2/1/2019...........................         549         542
Pool #E01602, 4.50%, Due 3/1/2019...........................         823         798
Pool #G00738, 8.00%, Due 7/1/2027...........................         184         197
Pool #C00647, 6.50%, Due 9/1/2028...........................         134         137
Pool #G01457, 6.00%, Due 8/1/2029...........................         452         458
Pool #G01533, 6.00%, Due 3/1/2033...........................         499         505
Pool #C01598, 5.00%, Due 8/1/2033...........................         970         936
Pool #A12149, 6.00%, Due 8/1/2033...........................         628         635
Pool #G08006, 6.00%, Due 8/1/2034...........................         739         746
Pool #A30948, 5.50%, Due 1/1/2035...........................       1,158       1,144
Pool #G01824, 6.50%, Due 4/1/2035...........................          84          86

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
Pool #A45500, 5.50%, Due 6/1/2035...........................  $    1,092    $  1,078
Pool #G08072, 5.00%, Due 8/1/2035...........................         597         575
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                   8,857
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 20.19%
Pool #323309, 6.00%, Due 9/1/2013...........................         178         182
Pool #488099, 5.50%, Due 2/1/2014...........................         455         459
Pool #323789, 6.00%, Due 6/1/2014...........................         195         199
Pool #545449, 6.50%, Due 2/1/2017...........................         477         492
Pool #545823, 5.50%, Due 8/1/2017...........................         573         577
Pool #254545, 5.00%, Due 12/1/2017..........................       1,394       1,377
Pool #254865, 4.50%, Due 9/1/2018...........................         890         862
Pool #747844, 5.50%, Due 12/1/2018..........................         212         213
Pool #761337, 5.00%, Due 4/1/2019...........................         404         399
Pool #811499, 5.00%, Due 9/1/2020...........................         402         397
Pool #100293, 9.50%, Due 8/1/2029...........................         164         181
Pool #555531, 5.50%, Due 6/1/2033...........................         765         756
Pool #727223, 5.50%, Due 9/1/2033...........................         582         575
Pool #749219, 5.50%, Due 10/1/2033..........................         115         114
Pool #555880, 5.50%, Due 11/1/2033..........................       1,351       1,335
Pool #758322, 5.50%, Due 12/1/2033..........................         715         707
Pool #725238, 5.00%, Due 3/1/2034...........................       1,240       1,197
Pool #765304, 5.50%, Due 3/1/2034...........................         251         248
Pool #725866, 4.50%, Due 9/1/2034...........................         643         602
Pool #255364, 6.00%, Due 9/1/2034...........................       1,983       2,000
Pool #255412, 6.00%, Due 10/1/2034..........................          34          34
Pool #796229, 6.00%, Due 11/1/2034..........................         836         843
Pool #781822, 6.00%, Due 12/1/2034..........................       1,051       1,061
Pool #735224, 5.50%, Due 2/1/2035...........................       1,667       1,647
Pool #828377, 5.50%, Due 6/1/2035...........................         541         533
Pool #834769, 6.00%, Due 7/1/2035...........................       1,004       1,013
Pool #830989, 6.00%, Due 8/1/2035...........................       1,029       1,038
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                  19,041
                                                                            --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.92%
Pool #780400, 7.00%, Due 12/15/2025.........................         514         542
Pool #780615, 6.50%, Due 8/15/2027..........................         400         416
Pool #780747, 6.50%, Due 3/15/2028..........................         554         577
Pool #780936, 7.50%, Due 12/15/2028.........................         240         255
Pool #781273, 6.00%, Due 4/15/2031..........................         543         553
Pool #781564, 6.00%, Due 2/15/2033..........................         568         578
Pool #781603, 5.00%, Due 5/15/2033..........................         413         404
Pool #781690, 6.00%, Due 12/15/2033.........................         434         442
Pool #003515, 5.50%, Due 2/20/2034..........................         879         876
                                                                            --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                   4,643
                                                                            --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                  32,541
                                                                            --------
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 5.97%
Banc of America Commercial Mortgage, Incorporated,
  2005-1 1CBL, 5.25%, Due 10/25/2019........................       1,300       1,283
  2003-2 A2, 4.342%, Due 3/11/2041..........................         265         258

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
Bear Stearns Commercial Mortgage Securities, Incorporated,
  2004-PWR5 A4, 4.831%, Due 7/11/2042.......................  $      535    $    520
  2005-SD2, 5.127%, Due 10/12/2042..........................         430         430
Chase Mortgage Financial Trust, 2004-S1 A3, 5.50%, Due
  2/25/2019.................................................         343         343
Countrywide Alternative Loan Trust, Incorporated, 2005-53T2
  2A1, 6.00%, Due 11/25/2035................................       1,488       1,503
Countrywide Home Loan, Incorporated 2004-18 A1, 6.00%, Due
  10/25/2034................................................         442         445
General Electric Capital Commercial Mortgage Corporation
  2003-C2 A2, 4.17%, Due 7/10/2037..........................         312         305
Prime Mortgage Trust, 2005-2 1A3, 5.25%, Due 7/25/2020......         549         545
                                                                            --------
    TOTAL NON-AGENCY MORTGAGE-BACKED OBLIGATIONS............                   5,632
                                                                            --------
CORPORATE OBLIGATIONS - 30.46%
FINANCIAL - 11.48%
AEGON, NV, 8.00%, Due 8/15/2006.............................         300         307
American General Finance Corporation,
  5.375%, Due 9/1/2009(+)...................................         180         181
  4.875%, Due 5/15/2010.....................................         200         198
Banco Popular North America, Incorporated, 4.25%, Due
  4/1/2008..................................................         200         197
Bank One Corporation,
  5.90%, Due 11/15/2011.....................................         440         456
  4.90%, Due 4/30/2015(+)...................................         200         192
The Bear Stearns Companies, Incorporated, 2.875%, Due
  7/2/2008..................................................         400         380
BHP Finance (USA) Limited, 4.80%, Due 4/15/2013(+)..........         150         147
Capital One Bank,
  6.70%, Due 5/15/2008......................................         350         363
  4.80%, Due 2/21/2012......................................         235         225
  5.125%, Due 2/15/2014.....................................         220         213
The Chubb Corporation, 4.934%, Due 11/16/2007...............         355         355
Credit Suisse First Boston, 6.50%, Due 5/1/2008.............         350         362
Equity Residential, 5.125%, Due 3/15/2016...................         185         179
Fleet Boston Financial Group, Incorporated,
  8.625%, Due 1/15/2007.....................................         200         208
General Electric Capital Corporation, 6.875%, Due
  11/15/2010................................................         380         410
The Goldman Sachs Group, Incorporated, 4.75%, Due
  7/15/2013.................................................         250         240
HSBC Finance Corporation, 4.75%, Due 4/15/2010..............         250         247
ING Bank, NV, 5.125%, Due 5/1/2015, 144A (Note A)...........         250         247
International Lease Finance Corporation, 6.375%, Due
  3/15/2009.................................................         250         260
Lincoln National Corporation, 4.75%, Due 2/15/2014(+).......         100          96
Merrill Lynch & Company, Incorporated,
  6.00%, Due 2/17/2009......................................         500         516
  4.25%, Due 2/8/2010.......................................         345         334
MetLife, Incorporated, 5.00%, Due 6/15/2015.................         170         165
MetLife Global Funding I, 3.375%, Due 10/5/2007, 144A (Note
  A)........................................................         350         341
PHH Corporation, 6.00%, Due 3/1/2008........................         200         203
PNC Funding Corporation, 4.20%, Due 3/10/2008...............         355         350
Prudential Financial, Incorporated,
  3.75%, Due 5/1/2008(+)....................................         130         128
  4.50%, Due 7/15/2013(+)...................................         225         215
  5.10%, Due 9/20/2014......................................         210         206
Regions Financial Corporation, 4.50%, Due 8/8/2008..........         355         351
Simon Property Group LP, 6.375%, Due 11/15/2007.............         200         205

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
SLM Corporation,
  4.00%, Due 1/15/2009......................................  $      700    $    679
  4.00%, Due 1/15/2010......................................         235         226
  4.50%, Due 7/26/2010......................................         240         234
Synovus Financial Corporation, 4.875%, Due 2/15/2013........         200         194
Washington Mutual Corporation, 4.625%, Due 4/1/2014.........         400         376
Washington Mutual Financial Corporation, 6.875%, Due
  5/15/2011.................................................         190         206
WellPoint, Incorporated,
  3.75%, Due 12/14/2007.....................................         235         229
  5.00%, Due 12/15/2014.....................................         210         204
                                                                            --------
    TOTAL FINANCIAL.........................................                  10,825
                                                                            --------
INDUSTRIALS - 12.20%
Amgen, Incorporated, 4.00%, Due 11/18/2009..................         210         203
Anheuser-Busch Companies, Incorporated, 6.50%, Due
  1/1/2028..................................................         350         388
AT&T Broadband Corporation, 8.375%, Due 3/15/2013...........         448         516
Atlantic Richfield Company, 8.50%, Due 4/1/2012.............         255         302
Baxter International, Incorporated, 5.25%, Due 5/1/2007.....         315         318
Bunge Limited Finance Corporation, 7.80%, Due 10/15/2012....         150         171
Carnival Corporation, 3.75%, Due 11/15/2007.................         380         372
Cendant Corporation, 6.875%, Due 8/15/2006..................         450         456
Comcast Cable Communications, 7.625%, Due 2/15/2008(+)......         230         242
Comcast Corporation, 5.30%, Due 1/15/2014...................         220         214
ConAgra Foods, Incorporated, 7.00%, Due 10/1/2028(+)........         400         428
DaimlerChrysler North America, 4.75%, Due 1/15/2008.........         390         386
Dell Computer Corporation, 6.55%, Due 4/15/2008.............         400         414
EOG Resources, Incorporated, 4.75%, Due 3/15/2014, 144A
  (Note A)..................................................         225         216
EOP Operating Limited Partnership, 4.75%, Due 3/15/2014.....         300         283
John Deere Capital Corporation,
  3.375%, Due 10/1/2007.....................................         350         341
  4.375%, Due 3/14/2008.....................................         170         168
  4.40%, Due 7/15/2009......................................         130         128
Hewlett-Packard Company, 5.75%, Due 12/15/2006(+)...........         325         328
Kinder Morgan, Incorporated, 6.50%, Due 9/1/2012............         130         138
Lockheed Martin Corporation, 7.20%, Due 5/1/2036............         470         556
Martin Marietta Material, Incorporated, 6.90%, Due
  8/15/2007.................................................         300         309
Motorola, Incorporated, 8.00%, Due 11/1/2011(+).............         245         283
Nissan Motor Company Limited, 4.625%, Due 3/8/2010..........         190         185
Northrop Grumman Corporation,
  4.079%, Due 11/16/2006....................................         450         446
  7.125%, Due 2/15/2011.....................................         250         273
Occidental Petroleum Corporation, 6.75%, Due 1/15/2012......         150         165
The Pepsi Bottling Group, Incorporated, 7.00%, Due
  3/1/2029..................................................         350         412
Pulte Homes, Incorporated,
  4.875%, Due 7/15/2009.....................................         100          98
  5.25%, Due 1/15/2014......................................         100          94
Quest Diagnostics, Incorporated, 5.125%, Due 11/1/2010......         155         155
Reed Elsevier Capital, Incorporated, 6.125%, Due 8/1/2006...         500         503
Schering-Plough Corporation, 6.75%, Due 12/1/2033...........         200         225
Time Warner, Incorporated,
  6.75%, Due 4/15/2011......................................         200         211
  7.90%, Due 4/15/2031......................................         100         106

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
Union Pacific Corporation, 6.50%, Due 4/15/2012.............  $      200    $    214
Univision Communications, Incorporated, 3.875%, Due
  10/15/2008................................................         390         374
Wal-Mart Stores, Incorporated, 7.55%, Due 2/15/2030.........         350         436
Weyerhaeuser Company, 5.95%, Due 11/1/2008..................         210         215
Wyeth Corporation, 5.50%, Due 2/1/2014......................         230         232
                                                                            --------
    TOTAL INDUSTRIALS.......................................                  11,504
                                                                            --------
TELECOMMUNICATIONS - 4.02%
Alltel Corporation, 4.656%, Due 5/17/2007...................         245         244
America Movil S.A. de C.V., 6.375%, Due 3/1/2035............         540         506
AT&T Wireless Services, Incorporated,
  7.35%, Due 3/1/2006.......................................         500         504
  8.125%, Due 5/1/2012......................................         390         448
  8.75%, Due 3/1/2031.......................................         170         222
Deutsche Telekom AG, 8.50%, Due 6/15/2010...................         150         167
France Telecom SA, 8.00%, Due 3/1/2011......................         270         301
Nextel Communications, Incorporated, 6.875%, Due
  10/31/2013................................................         290         303
Sprint Capital Corporation,
  6.00%, Due 1/15/2007......................................         200         203
  8.375%, Due 3/15/2012.....................................         150         173
Telecom Italia S.p.A., 4.00%, Due 11/15/2008................         220         213
Telefonos de Mexico, S.A. de C.V., 5.50%, Due 1/27/2015.....         200         193
Verizon Wireless Capital, LLC, 5.375%, Due 12/15/2006.......         310         312
                                                                            --------
    TOTAL TELECOMMUNICATIONS................................                   3,789
                                                                            --------
UTILITIES - 2.76%
Consolidated Natural Gas Company, 6.875%, Due 10/15/2026....         335         362
FPL Group, Incorporated, 4.086%, Due 2/16/2007..............         210         208
Georgia Power Company, 4.875%, Due 7/15/2007................         270         270
Marathon Oil Corporation, 5.375%, Due 6/1/2007..............         255         257
MidAmerican Energy Holdings Company,
  3.50%, Due 5/15/2008......................................         270         259
  5.875%, Due 10/1/2012.....................................         200         205
Public Service Enterprise Group, Incorporated, 6.95%, Due
  6/1/2012(+)...............................................         355         381
Southern Company Capital Funding, Incorporated, 7.625%, Due
  2/1/2007..................................................         155         175
Union Oil Company of California, 5.30%, Due 4/18/2008.......         220         221
Xcel Energy, Incorporated, 7.00%, Due 12/1/2010.............         250         269
                                                                            --------
    TOTAL UTILITIES.........................................                   2,607
                                                                            --------
    TOTAL CORPORATE OBLIGATIONS.............................                  28,725
                                                                            --------
ASSET-BACKED SECURITIES - 2.57%
Citigroup Commercial Mortgage Trust 2004-C2 A3, 4.38%, Due
  10/15/2041................................................         470         451
Household Automotive Trust 2004-1 A3, 4.625%, Due
  5/18/2009.................................................         505         496
JP Morgan Chase Commercial Mortgage Securities Corp,
  2004-CBX A4, 4.529%, Due 11/12/2039.......................         255         247
  2005-LDP3 A1, 4.655%, Due 8/15/2042.......................         195         194
  2005-LDP1 A2, 3.33%, Due 3/15/2046........................         700         692
Residential Asset Mortgage Products, Incorporated 2004-RS12
  AI2, 3.767%, Due 2/25/2027................................         110         108
TXU Electric Delivery Transition, LLC 2004-1 A2, 4.81%, Due
  11/15/2012................................................         243         240
                                                                            --------
    TOTAL ASSET-BACKED SECURITIES...........................                   2,428
                                                                            --------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                                SHARES      VALUE
                                                              ----------   --------
SHORT-TERM INVESTMENTS - 24.66%
American Beacon Enhanced Cash Trust (Notes B and C).........  14,649,300   $ 14,649
American Beacon Money Market Select Fund (Notes B and C)....   8,601,456      8,602
                                                                           --------
    TOTAL SHORT-TERM INVESTMENTS............................                 23,251
                                                                           --------
TOTAL INVESTMENTS - 120.04% (COST $114,862).................                113,228
                                                                           --------
LIABILITIES, NET OF OTHER ASSETS - (20.04%).................                (18,904)
                                                                           --------
TOTAL NET ASSETS - 100%.....................................               $ 94,324
                                                                           ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $804 or 0.85% of net assets.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

(+)-All or a portion of this security is on loan at October 31, 2005. See Note
    5.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
U.S. TREASURY NOTE - 2.24%
3.375%, Due 2/28/2007(+)....................................  $    2,000    $  1,974
                                                                            --------
    TOTAL U.S. TREASURY NOTE................................                   1,974
                                                                            --------
U.S. AGENCY OBLIGATIONS - 1.65%
Federal National Mortgage Association, 3.625%, Due
  9/15/2008.................................................       1,500       1,457
                                                                            --------
    TOTAL U.S. AGENCY OBLIGATIONS...........................                   1,457
                                                                            --------
U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 3.58%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.21%
Pool #E00228, 6.50%, Due 7/1/2008...........................         183         187
                                                                            --------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION............                     187
                                                                            --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.53%
Pool #050952, 6.50%, Due 12/1/2008..........................         223         228
Pool #252448, 5.50%, Due 4/1/2009...........................         206         207
Pool #313430, 6.50%, Due 3/1/2012...........................         248         256
Pool #313522, 7.00%, Due 5/1/2012...........................         464         486
Pool #323223, 6.50%, Due 7/1/2013...........................         204         211
Pool #323980, 6.00%, Due 4/1/2014...........................         447         457
Pool #545038, 6.00%, Due 9/1/2014...........................         382         391
                                                                            --------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION.............                   2,236
                                                                            --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.84%
Pool #780286, 7.00%, Due 6/15/2008..........................         214         218
Pool #351992, 6.00%, Due 12/15/2008.........................         512         522
                                                                            --------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION..........                     740
                                                                            --------
    TOTAL U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS...........                   3,163
                                                                            --------
CORPORATE OBLIGATIONS - 67.50%
FINANCE - 44.97%
American Honda Finance Corporation, 2.875%, Due 4/3/2006,
  144A (Note A).............................................       1,150       1,142
Bank One Corporation, 6.00%, Due 8/1/2008...................       2,000       2,056
The Bear Stearns Companies, Incorporated, 2.875%, Due
  7/2/2008..................................................       2,000       1,899
Boeing Capital Corporation, 5.65%, Due 5/15/2006(+).........         626         630
Capital One Bank,
  6.875%, Due 2/1/2006......................................         200         201
  6.70%, Due 5/15/2008......................................       1,100       1,141
Caterpillar Financial Services,
  2.35%, Due 9/15/2006(+)...................................       1,500       1,469
  4.15%, Due 1/15/2010(+)...................................       1,000         971
Comerica Bank, 6.00%, Due 10/1/2008.........................       2,200       2,258
Countrywide Home Loans, Incorporated, 3.25%, Due
  5/21/2008.................................................       2,000       1,916
Credit Suisse First Boston, Incorporated, 5.875%, Due
  8/1/2006..................................................       2,000       2,017
FleetBoston Financial Corporation, 3.85%, Due 2/15/2008.....       2,500       2,454
General Electric Capital Corporation, 4.125%, Due
  3/4/2008..................................................       3,000       2,953
John Hancock Global Funding, 5.625%, Due 6/27/2006..........       1,000       1,006
Household Finance Corporation, 5.75%, Due 1/30/2007.........       2,250       2,275
MetLife Global Funding I, 3.375%, Due 10/5/2007, 144A (Note
  A)........................................................       3,000       2,919
Monumental Global Funding, 5.20%, Due 1/30/2007, 144A (Note
  A)........................................................       1,200       1,202
Morgan Stanley Group, Incorporated, 6.10%, Due 4/15/2006....       1,000       1,006
Prudential Insurance Company of America, 6.375%, Due
  7/23/2006, 144A (Note A)..................................       3,000       3,033
Simon Property Group LP, 6.375%, Due 11/15/2007.............       2,000       2,050
Synovus Financial Corporation, 7.25%, Due 12/15/2005........       2,500       2,508

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SHORT-TERM BOND FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                                  PAR
                                                                AMOUNT        VALUE
                                                              -----------   ---------
                                                              (DOLLARS IN THOUSANDS)
Wachovia Corporation, 6.40%, Due 4/1/2008...................  $    2,500    $  2,589
                                                                            --------
    TOTAL FINANCE...........................................                  39,695
                                                                            --------
INDUSTRIALS - 22.53%
AT&T Wireless Services, Incorporated, 7.35%, Due 3/1/2006...       1,400       1,412
Bunge Limited, 4.375%, Due 12/15/2008.......................       1,000         981
Cendant Corporation, 6.875%, Due 8/15/2006..................       2,140       2,168
Comcast Cable Communications, 6.20%, Due 11/15/2008.........       2,000       2,059
ConAgra Foods, Incorporated, 9.875%, Due 11/15/2005.........       1,000       1,002
DaimlerChrysler North America, 4.75%, Due 1/15/2008.........       1,500       1,484
John Deere Capital Corporation, 3.375%, Due 10/1/2007.......       2,000       1,949
International Lease Finance Corporation, 2.95%, Due
  5/23/2006(+)..............................................       2,000       1,982
Northrop Grumman Corporation, 7.00%, Due 3/1/2006...........       2,000       2,017
Sprint Capital Corporation, 6.00%, Due 1/15/2007............       1,800       1,823
Unilever Capital Corporation, 6.875%, Due 11/1/2005.........       1,000       1,000
Verizon Wireless Capital, LLC, 5.375%, Due 12/15/2006.......       2,000       2,011
                                                                            --------
    TOTAL INDUSTRIALS.......................................                  19,888
                                                                            --------
    TOTAL CORPORATE OBLIGATIONS.............................                  59,583
                                                                            --------
ASSET-BACKED SECURITIES - 21.73%
Banc of America Securities Auto Trust 2005-WF1 A4, 4.08%,
  Due 4/18/2010.............................................       3,000       2,945
Chase Manhattan Auto Owner Trust 2004-A A4, 2.83%, Due
  9/15/2010.................................................       2,000       1,933
Citibank Credit Card Issuance Trust 2004-A4 A4, 3.20%, Due
  8/24/2009.................................................       3,000       2,918
DaimlerChrysler Auto Trust 2004-C A4, 3.28%, Due
  12/8/2009.................................................       3,000       2,911
Household Automotive Trust 2004-1 A3, 3.30%, Due
  5/18/2009.................................................       1,600       1,582
HSBC Automotive Trust 2005-1 A4, 4.35%, Due 6/18/2012.......       2,000       1,964
Nissan Auto Receivables Owner Trust 2004-A A3, 2.01%, Due
  11/15/2007................................................         884         874
USAA Auto Owner Trust 2004-1 A3, 2.06%, Due 4/15/2008.......       1,547       1,528
Wells Fargo Financial Auto Owner Trust 2004-A A4, 2.67%, Due
  8/16/2010.................................................       2,600       2,529
                                                                            --------
    TOTAL ASSET-BACKED SECURITIES...........................                  19,184
                                                                            --------
                                                                SHARES
                                                              -----------
SHORT-TERM INVESTMENTS - 7.60%
American Beacon Enhanced Cash Trust (Notes B and C).........   3,390,792       3,391
American Beacon Money Market Select Fund (Notes B and C)....   3,305,372       3,305
                                                                            --------
    TOTAL SHORT-TERM INVESTMENTS............................                   6,696
                                                                            --------
TOTAL INVESTMENTS - 104.30% (COST $93,494)..................                  92,057
                                                                            --------
LIABILITIES, NET OF OTHER ASSETS - (4.30%)..................                  (3,792)
                                                                            --------
TOTAL NET ASSETS - 100%.....................................                $ 88,265
                                                                            ========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,296 or 9.40% of net assets.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

(+)-All or a portion of this security is on loan at October 31, 2005. See Note
    5.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2005 (in thousands except share and per share amounts)
--------------------------------------------------------------------------------

                                                                             LARGE CAP    LARGE CAP     MID-CAP
                                                               BALANCED        VALUE        GROWTH       VALUE
                                                              -----------   -----------   ----------   ----------
ASSETS:
    Investments in unaffiliated securities, at value(A D)...  $   752,252   $ 1,401,446   $   59,791   $   42,356
    Investments in affiliated securities, at value(B).......      179,928       279,394        3,449       11,881
    Foreign currency, at value(C)...........................           --            --           --           --
    Cash....................................................           --            --            6            4
    Net unrealized appreciation on foreign currency
      contracts.............................................           --            --           --           --
    Receivable for investments sold.........................        2,676         5,420           68           --
    Dividends and interest receivable.......................        3,268         2,191           30           40
    Receivable for fund shares sold.........................        1,034        20,837          347          145
    Receivable for tax reclaims.............................           --            --           --           --
    Receivable for expense reimbursement....................           --             1           --           --
    Receivable for variation margin on open futures
      contracts.............................................          556         1,414           28           51
    Other assets............................................           --            --           --           --
                                                              -----------   -----------   ----------   ----------
        TOTAL ASSETS........................................      939,714     1,710,703       63,719       54,477
                                                              -----------   -----------   ----------   ----------
LIABILITIES:
    Payable for investments purchased.......................        2,750         6,003           66           79
    Payable upon return of securities loaned................      122,937       115,545          251        9,393
    Payable for fund shares redeemed........................          274           418           --          484
    Dividends payable.......................................           --            --           --           --
    Management and investment advisory fees payable (Note
      2)....................................................          568         1,017          102          158
    Administrative service and service fees payable.........           40           240           --            9
    Other liabilities.......................................           74           189           12           12
                                                              -----------   -----------   ----------   ----------
        TOTAL LIABILITIES...................................      126,643       123,412          431       10,135
                                                              -----------   -----------   ----------   ----------
NET ASSETS..................................................  $   813,071   $ 1,587,291   $   63,288   $   44,342
                                                              ===========   ===========   ==========   ==========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................      662,190     1,303,440       67,315       35,975
    Undistributed net investment income.....................       15,755        14,208          231          336
    Accumulated net realized gain (loss)....................       36,187        58,564       (7,695)       8,593
    Unrealized appreciation (depreciation) of investments,
      futures contracts and foreign currency................       98,939       211,079        3,437         (562)
                                                              -----------   -----------   ----------   ----------
NET ASSETS..................................................  $   813,071   $ 1,587,291   $   63,288   $   44,342
                                                              ===========   ===========   ==========   ==========
Shares outstanding (no par value):
    Institutional Class.....................................      941,655     9,578,448       16,964    3,782,090
                                                              ===========   ===========   ==========   ==========
    PlanAhead Class.........................................    6,117,229    26,109,291          N/A          N/A
                                                              ===========   ===========   ==========   ==========
    Service Class...........................................           77       576,363          N/A          N/A
                                                              ===========   ===========   ==========   ==========
    AMR Class...............................................   49,129,419    40,814,156   10,177,995          N/A
                                                              ===========   ===========   ==========   ==========
Net asset value, offering and redemption price per share:
    Institutional Class.....................................  $     15.00   $     21.00   $     6.18   $    11.72
                                                              ===========   ===========   ==========   ==========
    PlanAhead Class.........................................  $     14.20   $     20.16          N/A          N/A
                                                              ===========   ===========   ==========   ==========
    Service Class...........................................  $     14.16   $     20.13          N/A          N/A
                                                              ===========   ===========   ==========   ==========
    AMR Class...............................................  $     14.49   $     20.78   $     6.21          N/A
                                                              ===========   ===========   ==========   ==========
---------------
(A) Cost of investments in unaffiliated securities..........  $   652,349   $ 1,189,196   $   56,317   $   42,996
(B) Cost of investments in affiliated securities............  $   179,928   $   279,394   $    3,449   $   11,881
(C) Cost of foreign currency................................  $        --   $        --   $       --   $       --
(D) Market value of securities on loan......................  $   120,757   $   113,406   $      250   $    9,237

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     EMERGING    HIGH YIELD     ENHANCED     INTERMEDIATE   SHORT-TERM
     MARKETS        BOND         INCOME          BOND          BOND
    ----------   -----------   -----------   ------------   -----------
    $  102,030   $   357,430   $   107,447   $    89,977    $    85,361
        10,591         8,267        32,323        23,251          6,696
           854            --            --            --             --
            --             3            --            --             --
            75            --            --            --             --
            27           712           236           251             --
           180         7,426         1,145           927            941
           292           511            61           132             18
             6            --            --            --             --
            --            --            --            --             --
            41            --            --            --             --
            --            --            --            --              3
    ----------   -----------   -----------   -----------    -----------
       114,096       374,349       141,212       114,538         93,019
    ----------   -----------   -----------   -----------    -----------
            49            --           568           246             --
         6,891        36,110        28,134        19,939          4,615
            --           196            --             1            110
            --           261            --            --              7
           303           537           103            21             20
             3            88            45             1              2
            46            52            21             6             --
    ----------   -----------   -----------   -----------    -----------
         7,292        37,244        28,871        20,214          4,754
    ----------   -----------   -----------   -----------    -----------
    $  106,804   $   337,105   $   112,341   $    94,324    $    88,265
    ==========   ===========   ===========   ===========    ===========
        68,754       339,688       112,937       103,973         98,516
         1,524            --          (470)            1         (1,843)
        14,946         3,233            14        (8,016)        (6,778)
        21,580        (5,816)         (140)       (1,634)        (1,630)
    ----------   -----------   -----------   -----------    -----------
    $  106,804   $   337,105   $   112,341   $    94,324    $    88,265
    ==========   ===========   ===========   ===========    ===========
       619,134    21,214,011           N/A     9,320,730      9,101,890
    ==========   ===========   ===========   ===========    ===========
       173,037    11,774,542    11,256,246       104,527        978,397
    ==========   ===========   ===========   ===========    ===========
           N/A           120           N/A           N/A            N/A
    ==========   ===========   ===========   ===========    ===========
     6,255,050           N/A           N/A           N/A            N/A
    ==========   ===========   ===========   ===========    ===========
    $    15.10   $     10.22           N/A   $     10.01    $      8.75
    ==========   ===========   ===========   ===========    ===========
    $    14.98   $     10.22   $      9.98   $     10.08    $      8.77
    ==========   ===========   ===========   ===========    ===========
           N/A   $     10.41           N/A           N/A            N/A
    ==========   ===========   ===========   ===========    ===========
    $    15.17           N/A           N/A   $       N/A    $       N/A
    ==========   ===========   ===========   ===========    ===========
    $   80,600   $   363,246   $   107,588   $    91,611    $    86,798
    $   10,591   $     8,267   $    32,323   $    23,251    $     6,696
    $      861   $        --   $        --   $        --    $        --
    $    6,769   $    35,253   $    27,603   $    19,548    $     4,521

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
Year Ended October 31, 2005 (in thousands)
--------------------------------------------------------------------------------

                                                                         LARGE CAP   LARGE CAP   MID-CAP
                                                              BALANCED     VALUE      GROWTH      VALUE
                                                              --------   ---------   ---------   -------
INVESTMENT INCOME:
    Dividend income from unaffiliated securities (net of
      foreign taxes)(A).....................................  $10,557    $ 23,009     $   910    $  664
    Dividend income from affiliated securities..............    1,380       2,598          54       214
    Interest income.........................................   11,039         191           6        21
    Income derived from securities lending, net.............      173         125           1         3
                                                              -------    --------     -------    ------
        TOTAL INVESTMENT INCOME.............................   23,149      25,923         971       902
                                                              -------    --------     -------    ------
EXPENSES:
    Management and investment advisory fees (Note 2)........    2,162       3,466         347       318
    Administrative service fees (Note 2):
      Institutional Class...................................       26         275          --       117
      PlanAhead Class.......................................      132         597          --        --
      Service Class.........................................       --           1          --        --
    Transfer agent fees:
      Institutional Class...................................       --          11          --         9
      PlanAhead Class.......................................       23          41          --        --
      Service Class.........................................        2           2          --        --
      AMR Class.............................................       13          19           3        --
    Fund accounting fees....................................      159         281          16        15
    Professional fees.......................................       34          59           5         5
    Registration fees and expenses..........................       45          97           1         4
    Service fees:
      PlanAhead Class (Note 2)..............................      132         597          --        --
      Service Class (Note 2)................................       --           1          --        --
    Distribution plan -- Service Class (Note 2).............       --           1          --        --
    Prospectus and shareholder reports......................      110         156          10        10
    Other expenses..........................................       13          20           1        --
                                                              -------    --------     -------    ------
        TOTAL EXPENSES......................................    2,851       5,624         383       478
                                                              -------    --------     -------    ------
    Less fees waived (Note 2)...............................        2           2          --         7
                                                              -------    --------     -------    ------
        NET EXPENSES........................................    2,849       5,622         383       471
                                                              -------    --------     -------    ------
NET INVESTMENT INCOME.......................................   20,300      20,301         588       431
                                                              -------    --------     -------    ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from:(B)
      Investments...........................................   39,420      70,407       3,592     5,598
      Commission recapture..................................       32         154           6       105
      Foreign currency transactions.........................       --          --          --        --
      Futures contracts.....................................    4,894       2,933         108     2,913
    Change in net unrealized appreciation or depreciation
      of:(C)
      Investments...........................................   10,890      62,940        (165)   (1,156)
      Foreign currency translations.........................       --          --          --        --
      Futures contracts.....................................   (1,337)     (1,509)        (42)       32
                                                              -------    --------     -------    ------
        NET GAIN (LOSS) ON INVESTMENTS......................   53,899     134,925       3,499     7,492
                                                              -------    --------     -------    ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $74,199    $155,226     $ 4,087    $7,923
                                                              =======    ========     =======    ======
    (A) Foreign taxes.......................................  $   100    $    293     $    --    $   --
    (B) Net of foreign withholding taxes on capital gains...  $    --    $     --     $    --    $   --
    (C) Net of unrealized appreciation of foreign
        withholding taxes on capital gains..................  $    --    $     --     $    --    $   --

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     EMERGING   HIGH YIELD   ENHANCED
     MARKETS       BOND       INCOME
     --------   ----------   --------
     $  2,885    $    --      $  251
           63        428         107
          109     30,083       3,798
           20        164          39
     --------    -------      ------
        3,077     30,675       4,195
     --------    -------      ------
          912      1,960         387
           20        586          --
            5        364         283
           --         --          --
            2         43          --
            6         15          17
           --         --          --
            4         --          --
          374         70          20
           10         25           8
           30         37          19
            5        364         283
           --         --          --
           --         --          --
           21         66          21
            3          4           1
     --------    -------      ------
        1,392      3,534       1,039
     --------    -------      ------
            5          1          --
     --------    -------      ------
        1,387      3,533       1,039
     --------    -------      ------
        1,690     27,142       3,156
     --------    -------      ------
       14,122      3,293         570
           --         --          --
        1,620         --          --
          438         --          --
        8,617    (19,461)     (2,306)
          (17)        --          --
          792         --          --
     --------    -------      ------
       25,572    (16,168)     (1,736)
     --------    -------      ------
     $ 27,262    $10,974      $1,420
     ========    =======      ======
     $    339    $    --      $   --
     $     67    $    --      $   --
     $     84    $    --      $   --

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS -- CONTINUED
Year Ended October 31, 2005
--------------------------------------------------------------------------------

                                                               INTERMEDIATE   SHORT-TERM
                                                                   BOND          BOND
                                                               ------------   ----------
                                                                    (IN THOUSANDS)
INVESTMENT INCOME:
    Dividend income from affiliated securities..............      $  115        $   63
    Interest income.........................................       4,115         2,899
    Income derived from securities lending, net.............          24             3
                                                                  ------        ------
        TOTAL INVESTMENT INCOME.............................       4,254         2,965
                                                                  ------        ------
EXPENSES:
    Management and investment advisory fees (Note 2)........         240           221
    Administrative service fees (Note 2):
      Institutional Class (terminated 3/1/05) (Note 1)......           1             2
      PlanAhead Class.......................................           3            19
    Transfer agent fees:
      Institutional Class (terminated 3/1/05) (Note 1)......          (1)            1
      PlanAhead Class.......................................           4             9
      Institutional Class (known as AMR Class prior to
       3/1/05) (Note 1).....................................           5             4
    Fund accounting fees....................................          17            15
    Professional fees.......................................           2             5
    Registration fees and expenses..........................          24            26
    Service fees -- PlanAhead Class (Note 2)................           2            19
    Prospectus and shareholder reports......................           7            18
    Other expenses..........................................           3             2
                                                                  ------        ------
        TOTAL EXPENSES......................................         307           341
                                                                  ------        ------
    Less fees waived (Note 2)...............................           3             5
                                                                  ------        ------
        NET EXPENSES........................................         304           336
                                                                  ------        ------
NET INVESTMENT INCOME.......................................       3,950         2,629
                                                                  ------        ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on:
      Investments...........................................          61          (140)
    Change in net unrealized appreciation or depreciation
     of:
      Investments...........................................      (2,958)       (1,625)
                                                                  ------        ------
        NET GAIN (LOSS) ON INVESTMENTS......................      (2,897)       (1,765)
                                                                  ------        ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........      $1,053        $  864
                                                                  ======        ======
    * Foreign taxes.........................................          --            --

                             See accompanying notes
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                               (LIGHTHOUSE LOGO)

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                        BALANCED            LARGE CAP VALUE        LARGE CAP GROWTH         MID-CAP VALUE(1)
                                  --------------------   ----------------------   -------------------   -------------------------
                                       YEAR ENDED              YEAR ENDED             YEAR ENDED
                                      OCTOBER 31,             OCTOBER 31,             OCTOBER 31,       YEAR ENDED    JUNE 30 TO
                                  --------------------   ----------------------   -------------------   OCTOBER 31,   OCTOBER 31,
                                    2005        2004        2005        2004        2005       2004        2005          2004
                                  ---------   --------   ----------   ---------   --------   --------   -----------   -----------
INCREASE (DECREASE) IN NET
  ASSETS:
OPERATIONS:
    Net investment income.......  $  20,300   $ 15,049   $   20,301   $  12,568   $    588   $    184    $     431      $    43
    Net realized gain (loss) on
      investments, futures
      contracts, and foreign
      currency transactions.....     44,346     27,633       73,494      39,844      3,706      4,414        8,616          (43)
    Change in net unrealized
      appreciation or
      depreciation of
      investments, futures
      contracts, and foreign
      currency translations.....      9,553     33,329       61,431      69,573       (207)    (1,298)      (1,124)         562
                                  ---------   --------   ----------   ---------   --------   --------    ---------      -------
        NET INCREASE IN NET
          ASSETS RESULTING FROM
          OPERATIONS............     74,199     76,011      155,226     121,985      4,087      3,300        7,923          562
                                  ---------   --------   ----------   ---------   --------   --------    ---------      -------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class.......       (183)      (211)        (909)       (414)        --         --         (115)          --
      PlanAhead Class...........       (584)      (354)      (1,111)       (344)        --         --           --           --
      AMR Class.................    (16,172)   (15,797)     (11,555)    (11,675)      (474)      (151)          --           --
    Net realized gain on
      investments:
      Institutional Class.......       (277)        --           --          --         --         --           (3)          --
      PlanAhead Class...........       (930)        --           --          --         --         --           --           --
      AMR Class.................    (21,970)        --           --          --         --         --           --           --
                                  ---------   --------   ----------   ---------   --------   --------    ---------      -------
        NET DISTRIBUTIONS TO
          SHAREHOLDERS..........    (40,116)   (16,362)     (13,575)    (12,433)      (474)      (151)        (118)          --
                                  ---------   --------   ----------   ---------   --------   --------    ---------      -------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of
      shares....................    247,623     71,533      936,214     148,293     39,712     25,454      164,231       26,544
    Reinvestment of dividends
      and distributions.........     40,085     16,359       13,156      12,206        474        151          118           --
    Cost of shares redeemed.....   (175,089)   (61,146)    (299,876)   (117,617)   (35,633)   (22,559)    (153,362)      (1,560)
    Redemption fees.............         --         --           --          --         --         --            4           --
                                  ---------   --------   ----------   ---------   --------   --------    ---------      -------
        NET INCREASE (DECREASE)
          IN NET ASSETS FROM
          CAPITAL SHARE
          TRANSACTIONS..........    112,619     26,746      649,494      42,882      4,553      3,046       10,991       24,984
                                  ---------   --------   ----------   ---------   --------   --------    ---------      -------
NET INCREASE (DECREASE) IN NET
  ASSETS........................    146,702     86,395      791,145     152,434      8,166      6,195       18,796       25,546
                                  ---------   --------   ----------   ---------   --------   --------    ---------      -------
NET ASSETS:
    Beginning of period.........    666,369    579,974      796,146     643,712     55,122     48,927       25,546           --
                                  ---------   --------   ----------   ---------   --------   --------    ---------      -------
    END OF PERIOD*..............  $ 813,071   $666,369   $1,587,291   $ 796,146   $ 63,288   $ 55,122    $  44,342      $25,546
                                  =========   ========   ==========   =========   ========   ========    =========      =======
    * Includes undistributed net
      investment income (loss)
      of........................  $  14,888   $ 11,527   $   14,341   $   7,615   $    234   $    120    $     359      $    43
                                  =========   ========   ==========   =========   ========   ========    =========      =======

---------------

(1)  Commencement of Operations

                             See accompanying notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     EMERGING MARKETS        HIGH YIELD BOND        ENHANCED INCOME
    -------------------   ---------------------   -------------------
        YEAR ENDED             YEAR ENDED             YEAR ENDED
        OCTOBER 31,            OCTOBER 31,            OCTOBER 31,
    -------------------   ---------------------   -------------------
      2005       2004       2005        2004        2005       2004
    --------   --------   ---------   ---------   --------   --------
    $  1,690   $    676   $  27,142   $  22,814   $  3,156   $  2,525
      16,180     10,395       3,293       6,934        570        320
       9,392       (243)    (19,461)      2,292     (2,306)     1,851
    --------   --------   ---------   ---------   --------   --------
      27,262     10,828      10,974      32,040      1,420      4,696
    --------   --------   ---------   ---------   --------   --------
         (39)       (20)    (16,952)    (13,226)        --         --
          (3)        (3)    (10,190)     (9,588)    (3,495)    (2,672)
        (577)      (415)         --          --         --         --
        (673)        --      (4,274)     (2,082)        --         --
         (86)        --      (2,693)     (1,646)        --         --
      (6,885)        --          --          --         --         --
    --------   --------   ---------   ---------   --------   --------
      (8,263)      (438)    (34,109)    (26,542)    (3,495)    (2,672)
    --------   --------   ---------   ---------   --------   --------
      41,933     43,769     164,045     214,560     31,229     21,940
       8,256        438      30,574      21,423      3,496      2,192
     (45,081)   (27,453)   (224,426)   (138,469)   (24,206)   (23,331)
           2          4          --          --         --         --
    --------   --------   ---------   ---------   --------   --------
       5,110     16,758     (29,807)     97,514     10,519        801
    --------   --------   ---------   ---------   --------   --------
      24,109     27,148     (52,942)    103,012      8,444      2,825
    --------   --------   ---------   ---------   --------   --------
      82,695     55,547     390,047     287,035    103,897    101,072
    --------   --------   ---------   ---------   --------   --------
    $106,804   $ 82,695   $ 337,105   $ 390,047   $112,341   $103,897
    ========   ========   =========   =========   ========   ========
    $  1,557   $    486   $      --   $      --   $   (483)  $   (144)
    ========   ========   =========   =========   ========   ========

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS) -- CONTINUED
--------------------------------------------------------------------------------

                                                                 INTERMEDIATE BOND          SHORT-TERM BOND
                                                              -----------------------   -----------------------
                                                              YEAR ENDED OCTOBER 31,    YEAR ENDED OCTOBER 31,
                                                              -----------------------   -----------------------
                                                                 2005         2004         2005         2004
                                                              ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................   $  3,950     $  4,681     $  2,629     $  2,816
    Net realized gain (loss) on investments, futures
      contracts, and foreign currency transactions..........         61        1,148         (140)         432
    Change in net unrealized appreciation or depreciation of
      investments, futures contracts, and foreign currency
      translations..........................................     (2,958)         (67)      (1,625)        (991)
                                                               --------     --------     --------     --------
        NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS........................................      1,053        5,762          864        2,257
                                                               --------     --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class (terminated 3/1/05) (Note 1)......        (13)         (36)         (48)        (162)
      PlanAhead Class.......................................        (39)         (43)        (304)        (345)
      Institutional Class (known as AMR Class prior to
        3/1/05) (Note 1)....................................     (4,163)      (5,071)      (3,662)      (4,192)
                                                               --------     --------     --------     --------
        NET DISTRIBUTIONS TO SHAREHOLDERS...................     (4,215)      (5,150)      (4,014)      (4,699)
                                                               --------     --------     --------     --------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares...........................     47,062       31,565       32,831       19,631
    Reinvestment of dividends and distributions.............      4,212        5,146        3,994        4,626
    Cost of shares redeemed.................................    (52,033)     (73,424)     (37,019)     (31,645)
                                                               --------     --------     --------     --------
        NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
          SHARE TRANSACTIONS................................       (759)     (36,713)        (194)      (7,388)
                                                               --------     --------     --------     --------
NET INCREASE (DECREASE) IN NET ASSETS.......................     (3,921)     (36,101)      (3,344)      (9,830)
                                                               --------     --------     --------     --------
NET ASSETS:
    Beginning of period.....................................     98,245      134,346       91,609      101,439
                                                               --------     --------     --------     --------
    END OF PERIOD*..........................................   $ 94,324     $ 98,245     $ 88,265     $ 91,609
                                                               ========     ========     ========     ========
    * Includes undistributed net investment income (loss)
      of....................................................   $   (265)    $     --     $ (2,961)    $ (1,576)
                                                               ========     ========     ========     ========

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 2005
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust"), formerly known as the American AAdvantage Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Balanced Fund, the American Beacon Large Cap Value Fund, the American Beacon Large Cap Growth Fund, the American Beacon Mid-Cap Value Fund, the American Beacon Emerging Markets Fund, the American Beacon High Yield Bond Fund, the American Beacon Enhanced Income Fund, the American Beacon Intermediate Bond Fund and the American Beacon Short-Term Bond Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

     On March 1, 2005, the American AAdvantage Funds were renamed American Beacon Funds. The chart below depicts the new names of each Fund and its former name prior to March 1, 2005.

FUND NAMES EFFECTIVE MARCH 1, 2005               ABBREVIATED NAME                  FORMERLY KNOWN AS:
----------------------------------               ----------------                  ------------------
American Beacon Balanced Fund                  Balanced Fund            American AAdvantage Balanced Fund
American Beacon Large Cap Value Fund           Large Cap Value Fund     American AAdvantage Large Cap Value Fund
American Beacon Large Cap Growth Fund          Large Cap Growth Fund    American AAdvantage Large Cap Growth Fund
American Beacon Mid-Cap Value Fund             Mid-Cap Value Fund       American AAdvantage Mid-Cap Value Fund
American Beacon Emerging Markets Fund          Emerging Markets Fund    American AAdvantage Emerging Markets Fund
American Beacon High Yield Bond Fund           High Yield Bond Fund     American AAdvantage High Yield Bond Fund
American Beacon Enhanced Income Fund           Enhanced Income Fund     American AAdvantage Enhanced Income Fund
American Beacon Intermediate Bond Fund         Intermediate Bond        American AAdvantage Intermediate Bond
                                               Fund                     Fund
American Beacon Short-Term Bond Fund           Short-Term Bond Fund     American AAdvantage Short-Term Bond Fund

     American Beacon Advisors, Inc. (the "Manager"), formerly known as AMR Investment Services, Inc., is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

  Class Disclosure

     Each Fund, except the Mid-Cap Value and Enhanced Income Fund, has multiple classes of shares designed to meet the needs of different groups of investors. Please note that not all Funds offer all classes. The following table sets forth the differences amongst the classes:

CLASS:                                       OFFERED TO:                            SERVICE AND DISTRIBUTION FEES:
------                                       -----------                            ------------------------------
INSTITUTIONAL CLASS  Investors making an initial investment of $2 million         Administrative Service        0.25%
                                                                                  Fee --
PLANAHEAD CLASS      General public and investors investing through an            Administrative Service        0.25%
                     intermediary                                                 Fee --                        0.25%
                                                                                  Service Fee --
SERVICE CLASS        Investors investing through an intermediary                  Administrative Service        0.25%
                                                                                  Fee --                        0.25%
                                                                                  Service Fee --                0.25%
                                                                                  Distribution Fee --
AMR CLASS            Investors in the tax-exempt retirement and benefit plans of  N/A
                     AMR Corporation and its affiliates

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

     Investment income, net capital gains (losses) and all expenses incurred by the Funds are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

  Reorganization Intermediate Bond and Short-Term Bond Funds

     Effective March 1, 2005, the existing Institutional Class of the Intermediate Bond and Short-Term Bond Funds was terminated, and Institutional Class shares were exchanged for AMR Class shares of each Fund. Following the exchange, the former AMR Class of shares for these Funds was renamed Institutional Class.

  Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method which approximates market value.

     Securities for which the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board of Trustees (the "Board"). In light of the judgement involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

     Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant such that they will, in the judgement of the pricing committee of the Funds, clearly and materially affect the value of securities, the previous closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

 Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

  Forward Foreign Currency Contracts

     The Emerging Markets Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

  Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Fund from a securities dealer or a bank which are subject to resale at a later date. Repurchase agreements are fully collateralized. The collateral is monitored daily by each Fund so that the collateral's market value equals or exceeds the carrying value of the repurchase agreement, including accrued interest.

  Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Balanced, Large Cap Value, Large Cap Growth, Mid-Cap Value, Emerging Markets, High Yield Bond and Enhanced Income Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Funds reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts. Payments to and from the broker, known as variation margin, are

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Dividends to Shareholders

     Dividends from net investment income of the Balanced, Large Cap Value, Large Cap Growth, Mid-Cap Value, and Emerging Markets Funds normally will be declared and paid annually. The High Yield Bond, Enhanced Income, Intermediate Bond and Short-Term Bond Funds generally declare dividends from net investment income daily, payable monthly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

  Commission Recapture

     The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Redemption Fees

     The Institutional, PlanAhead and AMR Classes of the Emerging Markets Fund and the Mid-Cap Value Fund imposes a 2% redemption fee on certain shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in the Fund. The "first-in, first-out" method is used to determine the holding period.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the Balanced, Large Cap Value, Large Cap Growth, Mid-Cap Value, Emerging Markets, High Yield Bond, Enhanced Income and Intermediate Bond Funds are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid-Cap Value Fund, Emerging Markets Fund, High Yield Bond Fund and Enhanced Income Fund an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. The Manager receives an annualized fee of ..25% of the average daily net assets of the Intermediate Bond Fund and pays a portion of their fee to an investment advisor hired by the Manager to direct investment activities of a portion of the Fund. The Manager serves as the sole investment advisor to the Short-Term Bond Fund. Pursuant to the Management Agreement, the Manager receives from the Fund an annualized fee equal to .25% of the average daily net assets of the Short-Term Bond Fund. Management fees paid during the year ended October 31, 2005 were as follows (dollars in thousands):

                                                                                AMOUNTS PAID TO   NET AMOUNTS
                                                     MANAGEMENT    MANAGEMENT     INVESTMENT      RETAINED BY
                                                      FEE RATE        FEE          ADVISORS         MANAGER
                                                     -----------   ----------   ---------------   -----------
Balanced Fund......................................  .225%-.70%      $2,162         $1,397          $  765
Large Cap Value Fund...............................  .225%-.70%       3,466          2,293           1,173
Large Cap Growth Fund..............................   .35%-.55%         347            287              60
Mid-Cap Value Fund.................................   .40%-.90%         318            271              47
Emerging Markets Fund..............................  .80%-1.20%         912            804             108
High Yield Bond Fund...............................        .52%       1,960          1,580             380
Enhanced Income Fund...............................   .25%-.85%         387            274             113
Intermediate Bond Fund.............................        .25%         240             89             151

     As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. This fee is netted against securities lending income in

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

the Statement of Operations. During the year ended October 31, 2005, securities lending fees paid to the Manager were as follows (in thousands):

Balanced Fund...............................................  $29
Large Cap Value Fund........................................   20
Emerging Markets Fund.......................................    3
High Yield Bond Fund........................................   23
Enhanced Income Fund........................................    6
Intermediate Bond Fund......................................    4

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Funds. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of ..25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of each of the Funds.

  Distribution Plans

     The Trust, except for the Service Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Funds. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of each Fund.

  Brokerage Commissions

     Affiliated entities of a subadvisor to the Large Cap Growth Fund and the Emerging Markets Fund received net commissions on purchases and sales of the Fund's portfolio securities totaling $1,827 and $610, respectively for the year ended October 31, 2005.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

  Investment in Affiliated Funds

     The Funds are permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and approved procedures by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"), an affiliated fund. The Funds and the Select Fund have the same investment advisor and therefore, are considered to be affiliated. Cash collateral received by certain Funds in connection with securities lending may be invested in the Select Fund and the American Beacon Enhanced Cash Trust (the "Business Trust") (collectively, the "Affiliated Funds"). The Manager serves as Trustee and investment advisor to the Affiliated Funds and receives from the Affiliated Funds an annualized fee equal to 0.10% of the average daily net assets. During the period, fees earned by the Manager from the Affiliated Funds were as follows:

                                                                                  SECURITIES LENDING
                                                              DIRECT INVESTMENT   COLLATERAL INVESTED
                                                                  IN FUNDS             IN FUNDS          TOTAL
                                                              -----------------   -------------------   --------
Balanced....................................................       $48,510             $115,322         $163,832
Large Cap Value.............................................        90,583               73,463          164,046
Large Cap Growth............................................           927                  129            1,056
Mid-Cap Value...............................................         7,246                3,849           11,095
Emerging Markets............................................         6,308                4,525           10,833
High Yield Bond.............................................        15,816                   --           15,816
Enhanced Income.............................................         3,666               22,629           26,295
Intermediate Bond...........................................         3,971               17,184           21,155
Short-Term Bond.............................................         2,047                2,248            4,295

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

     At October 31, 2005, AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof owned 100% of AMR Class shares of the Funds, 98% of the Institutional Class of the Mid-Cap Value Fund, 18% of the Institutional Class of the High Yield Bond Fund, 99% of the Institutional Class of the Intermediate Bond Fund and 94% of the Institutional Class of the Short-Term Bond Fund.

  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Funds to

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

borrow from, or lend money to, other participating Funds. For the period ended October 31, 2005, the following Funds had borrowings:

                                                                                                         WEIGHTED
                                                                                             AVERAGE     AVERAGE
                                                                    DAYS         INTEREST      DEBT      INTEREST
                                                                OUTSTANDING      CHARGES     UTILIZED      RATE
                                                              ----------------   --------   ----------   --------
Large Cap Growth............................................         12           $1,201    $1,542,803     2.37%
Mid-Cap Value...............................................          8            2,164     2,989,329     3.30%
Emerging Markets............................................          9            1,349     1,461,092     3.75%
High Yield Bond.............................................         10            1,236     1,252,924     3.60%

  Reimbursement of Expenses

     The Manager contractually agreed to reimburse the following Funds for other expenses through February 28, 2006 to the extent that total annual fund operating expenses exceed the following amounts:

FUND                                                               CLASS         EXPENSE CAP
----                                                               -----         -----------
Large Cap Growth............................................  Institutional         0.90%
Mid-Cap Value...............................................  Institutional         1.14%
Emerging Markets............................................  PlanAhead             2.00%
High Yield Bond.............................................  Service               1.50%
Intermediate................................................  PlanAhead             0.95%

     During the year ended October 31, 2005, the Manager contractually waived or reimbursed expenses as follows:

FUND                                                               CLASS         AMOUNT
----                                                               -----         ------
Large Cap Growth............................................  Institutional      $  184
Mid-Cap Value...............................................  Institutional       7,258
Emerging Markets............................................  PlanAhead           5,148
High Yield Bond.............................................  Service               127
Intermediate Bond...........................................  PlanAhead           2,541

     During the year ended October 31, 2005, the Manager voluntarily waived or reimbursed expenses as follows in order to maintain expense ratios at or below the levels noted below:

                                                                                EXPENSE
FUND                                                              CLASS       RATIO LIMIT   AMOUNT
----                                                              -----       -----------   ------
Balanced....................................................  Service            1.09%      $1,650
Large Cap Value.............................................  Service            1.14%       1,600
High Yield Bond.............................................  Institutional      1.46%         507
Short-Term Bond.............................................  PlanAhead          0.87%       5,000

  Expense Reimbursement Plan

     The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

agreed upon contractual expense limit. The following waived fees or reimbursed expenses are subject to potential recovery expiring in:

YEAR                                                          MID-CAP VALUE   EMERGING MARKETS
----                                                          -------------   ----------------
2008........................................................     $7,258            $2,831

3.   FEDERAL INCOME AND EXCISE TAXES

     It is the policy of each of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are determined in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions during the years ended October 31, 2005 and October 31, 2004 were as follows (in thousands):

                                      BALANCED                 LARGE CAP VALUE            LARGE-CAP GROWTH        MID CAP VALUE
                              -------------------------   -------------------------   -------------------------   -------------
                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                              OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                 2005          2004          2005          2004          2005          2004           2005
                              -----------   -----------   -----------   -----------   -----------   -----------   -------------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class.....    $   207       $   211       $   909       $   414        $ --          $ --           $118
    PlanAhead Class.........        665           354         1,111           344          --            --             --
    AMR Class...............     18,088        15,797        11,555        11,675         474           151             --
LONG-TERM CAPITAL GAIN
    Institutional Class.....        253            --            --            --          --            --             --
    PlanAhead Class.........        849            --            --            --          --            --             --
    AMR Class...............     20,054            --            --            --          --            --             --
                                -------       -------       -------       -------        ----          ----           ----
        TOTAL DISTRIBUTIONS
          PAID..............    $40,116       $16,362       $13,575       $12,433        $474          $151           $118
                                -------       -------       -------       -------        ----          ----           ----

                                               EMERGING MARKETS             HIGH-YIELD BOND             ENHANCED INCOME
                                           -------------------------   -------------------------   -------------------------
                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                           OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                              2005          2004          2005          2004          2005          2004
                                           -----------   -----------   -----------   -----------   -----------   -----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class..................    $   39         $ 20         $17,772       $14,823       $   --        $   --
    PlanAhead Class......................         3            3          10,707        10,851        3,495         2,672
    Service Class........................        --           --              --            --           --            --
    AMR Class............................       577          415              --            --           --            --
LONG-TERM CAPITAL GAIN
    Institutional Class..................       673           --           3,454           485           --            --
    PlanAhead Class......................        86           --           2,176           383           --            --
    Service Class........................        --           --              --            --           --            --
    AMR Class............................     6,885           --              --            --           --            --
                                             ------         ----         -------       -------       ------        ------
        TOTAL DISTRIBUTIONS PAID.........    $8,263         $438         $34,109       $26,542       $3,495        $2,672
                                             ------         ----         -------       -------       ------        ------

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                                  INTERMEDIATE BOND            SHORT-TERM BOND
                                                              -------------------------   -------------------------
                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                              OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                                 2005          2004          2005          2004
                                                              -----------   -----------   -----------   -----------
Institutional Class (terminated 3/1/05).....................    $   13        $   36        $   48        $  162
PlanAhead Class.............................................        39            43           304           345
Institutional Class (formerly known as AMR Class prior to
 3/1/05)....................................................     4,163         5,071         3,662         4,192
                                                                ------        ------        ------        ------
                                                                $4,215        $5,150        $4,014        $4,699
                                                                ------        ------        ------        ------

     As of October 31, 2005, the components of distributable earnings were as follows (in thousands):

                                                              BALANCED   LARGE CAP      LARGE CAP      MID-CAP
                                                                FUND     VALUE FUND    GROWTH FUND    VALUE FUND
                                                              --------   ----------   -------------   ----------
Cost basis of investments for federal income tax purposes...  $838,716   $1,480,256      $60,956       $55,466
Unrealized appreciation.....................................  113,583      236,363         4,723         1,811
Unrealized depreciation.....................................  (20,119)     (35,779)       (2,439)       (3,040)
                                                              --------   ----------      -------       -------
Net unrealized appreciation/(depreciation)..................   93,464      200,584         2,284        (1,229)
Undistributed ordinary income...............................   19,535       20,025           231         7,508
Undistributed long-term gain/(loss).........................   37,770       63,115        (6,541)        2,088
                                                              --------   ----------      -------       -------
Distributable earnings......................................  $150,769   $ 283,724       $(4,026)      $ 8,367
                                                              ========   ==========      =======       =======

                                                                                        ENHANCED
                                                        EMERGING     HIGH YIELD          INCOME       INTERMEDIATE     SHORT-TERM
                                                      MARKETS FUND   BOND FUND            FUND          BOND FUND      BOND FUND
                                                      ------------   ----------       -------------   -------------    ----------
Cost basis of investments for federal income tax
 purposes...........................................    $92,298       $371,622          $139,911        $114,865        $95,640
Unrealized appreciation.............................     24,300          4,068             2,279             238              5
Unrealized depreciation.............................     (3,977)        (9,993)           (2,420)         (1,875)        (3,588)
                                                        -------       --------          --------        --------        -------
Net unrealized appreciation/(depreciation)..........     20,323         (5,925)             (141)         (1,637)        (3,583)
Undistributed ordinary income.......................      3,968            794               231             500            543
Undistributed long-term gain/(loss).................     13,704          3,347                13          (8,013)        (6,776)
                                                        -------       --------          --------        --------        -------
Distributable earnings..............................    $37,995       $ (1,784)         $    103        $ (9,150)       $(9,816)
                                                        =======       ========          ========        ========        =======

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, book amortization for premiums, and the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

     Accordingly, the following amounts represent current year permanent differences that have been reclassified as of October 31, 2005 (in thousands):

                                                   LARGE CAP   LARGE CAP   MID-CAP   EMERGING   HIGH YIELD   ENHANCED
                                        BALANCED     VALUE      GROWTH      VALUE    MARKETS       BOND       INCOME
                                          FUND       FUND        FUND       FUND       FUND        FUND        FUND
                                        --------   ---------   ---------   -------   --------   ----------   --------
Paid-in-capital.......................   $(763)      $  15        $--       $ --       $ --        $ (5)      $ 204
Undistributed net investment income...     867        (133)        (3)       (23)       (33)         --          13
Accumulated net realized gain
 (loss)...............................    (104)        118          3         23         33           5        (217)
Unrealized appreciation (depreciation)
 of investments, futures contracts and
 foreign currency.....................      --          --         --         --         --          --          --

                                        INTERMEDIATE   SHORT-TERM
                                            BOND          BOND
                                            FUND          FUND
                                        ------------   ----------
Paid-in-capital.......................     $  --         $ (432)
Undistributed net investment income...       266          1,116
Accumulated net realized gain
 (loss)...............................      (266)          (684)
Unrealized appreciation (depreciation)
 of investments, futures contracts and
 foreign currency.....................        --             --

     At October 31, 2005, capital loss carryforward positions for federal income tax purposes were as follows (in thousands):

FUND                                                    2006   2007    2008    2009   2010    2011   2012   2013    TOTAL
----                                                    ----   -----   -----   ----   -----   ----   ----   -----   -----
Large Cap Growth......................................   --       --      --    --    5,867   674     --       --   6,541
Intermediate Bond.....................................   --       --   7,367    --      328    --     --      318   8,013
Short-Term Bond.......................................  437    1,991   1,218    --      913   161    800    1,256   6,776

     Net capital loss carryovers utilized for the year ended October 31, 2005 are as follows: Large Cap Value Fund $4,106, Large Cap Growth Fund $3,296, and Enhanced Income Fund $340. The Short-Term Bond Fund had $433 of expired capital loss carryovers.

4.   INVESTMENT TRANSACTIONS

     The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2005 were as follows (in thousands):

                                  LARGE CAP   LARGE CAP   MID-CAP    EMERGING   HIGH YIELD   ENHANCED   INTERMEDIATE   SHORT-TERM
                       BALANCED     VALUE      GROWTH      VALUE       MKT         BOND       INCOME        BOND          BOND
                       --------   ---------   ---------   --------   --------   ----------   --------   ------------   ----------
Purchases (excluding
  U.S. government
  securities)........  $354,979   $773,472     $94,944    $124,462   $69,379     $454,865    $40,918      $75,745       $28,775
Sales and maturities
  (excluding U.S.
  government
  securities)........   303,036    269,075      94,284     106,916    62,389      473,533     44,119       84,423        33,148
Purchases of U.S.
  government
  securities.........   159,388         --          --          --        --           --     11,502       35,681         3,965
Sales and maturities
  of U.S. government
  securities.........   110,237         --          --          --        --           --        501       29,893            --

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

     A summary of the Funds' direct transactions in Affiliated Funds for the year ended October 31, 2005 is set forth below (in thousands):

                                                OCTOBER 31, 2004                                OCTOBER 31, 2005
FUND                              AFFILIATE    SHARES/MARKET VALUE   PURCHASES      SALES      SHARES/MARKET VALUE
----                             -----------   -------------------   ----------   ----------   -------------------
Balanced.......................  Select Fund         $45,118         $  522,992   $  511,120        $ 56,990
Large Cap Value................  Select Fund          37,721          1,364,599    1,238,472         163,848
Large Cap Growth...............  Select Fund           4,309             42,238       43,348           3,199
Mid-Cap Value..................  Select Fund           5,810            302,839      306,162           2,487
Emerging Markets...............  Select Fund          11,076             74,200       81,577           3,699
High Yield Bond................  Select Fund          23,672            253,931      269,336           8,267
Enhanced Income................  Select Fund             442             57,705       53,959           4,188
Intermediate Bond..............  Select Fund           2,767             78,390       77,845           3,312
Short Term Bond................  Select Fund           1,683             41,267       40,870           2,080

5.   SECURITIES LENDING

     Each Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and or 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and the Agent and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and the Agent and are recorded as securities lending income for the Fund. The Fund also continues to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan.

     Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

     At October 31, 2005, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

                                                               MARKET VALUE OF
FUND                                                          SECURITIES ON LOAN   CASH COLLATERAL
----                                                          ------------------   ---------------
Balanced....................................................       $120,757           $122,937
Large Cap Value.............................................        113,406            115,545
Large Cap Growth............................................            250                251
Mid-Cap Value...............................................          9,237              9,393
Emerging Markets............................................          6,769              6,891
High Yield Bond.............................................         35,253             36,110
Enhanced Income.............................................         27,603             28,134
Intermediate Bond...........................................         19,548             19,939
Short Term Bond.............................................          4,521              4,615

     Cash collateral for each Fund, other than High Yield Bond, was invested in the Business Trust and the Select Fund. These amounts have been included as investments in each Fund's Schedule of Investments and Statements of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending in the Statements of Operations.

     Non-Cash collateral received by the Funds may not be sold or repledged; therefore, non-cash collateral is not included on the Funds' Schedule of Investments or Statement of Assets and Liabilities.

6.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

Period Ended October 31, 2005

                             INSTITUTIONAL CLASS       PLANAHEAD CLASS        SERVICE CLASS           AMR CLASS
                             --------------------    -------------------    ------------------   -------------------
BALANCED FUND                 SHARES      AMOUNT     SHARES     AMOUNT      SHARES    AMOUNT     SHARES     AMOUNT
-------------                --------    --------    ------    ---------    ------   ---------   -------   ---------
Shares sold..............         404     $6,028      5,096    $  71,560        --   $       1    11,920   $ 170,034
Reinvestment of
  dividends..............          32        459        108        1,484        --          --     2,736      38,142
Shares redeemed..........         (80)    (1,192)      (671)      (9,463)       --          --   (11,427)   (164,434)
                               ------     ------     ------    ---------    ------   ---------   -------   ---------
Net increase in shares
  outstanding............         356     $5,295      4,533    $  63,581        --   $       1     3,229   $  43,742
                               ======     ======     ======    =========    ======   =========   =======   =========

                             INSTITUTIONAL CLASS      PLANAHEAD CLASS         SERVICE CLASS           AMR CLASS
                             --------------------    ------------------    -------------------   -------------------
LARGE CAP VALUE FUND         SHARES      AMOUNT      SHARES     AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
--------------------         -------    ---------    ------    --------    ------    ---------   -------   ---------
Shares sold..............      8,194    $167,141     25,447    $500,989       589    $  11,617    12,849   $ 256,467
Reinvestment of
  dividends..............         25         496         58       1,105        --           --       592      11,555
Shares redeemed..........     (1,299)    (26,180)    (2,332)    (45,952)      (13)        (261)  (11,251)   (227,483)
                              ------    --------     ------    --------    ------    ---------   -------   ---------
Net increase in shares
  outstanding............      6,920    $141,457     23,173    $456,142       576       11,356     2,190   $  40,539
                              ======    ========     ======    ========    ======    =========   =======   =========

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                   INSTITUTIONAL CLASS         AMR CLASS
                                                   --------------------    ------------------
LARGE CAP GROWTH FUND                              SHARES      AMOUNT      SHARES     AMOUNT
---------------------                              -------    ---------    ------    --------
Shares sold....................................         17    $     102     6,502    $ 39,610
Reinvestment of dividends......................         --           --        76         474
Shares redeemed................................         --           --    (5,843)    (35,633)
                                                   -------    ---------    ------    --------
Net decrease in shares outstanding.............         17    $     102       735    $  4,451
                                                   =======    =========    ======    ========

                                                   INSTITUTIONAL CLASS
                                                   --------------------
MID CAP VALUE FUND                                 SHARES      AMOUNT
------------------                                 -------    ---------
Shares sold....................................     14,157    $ 164,231
Reinvestment of dividends......................         11          118
Shares redeemed*...............................    (12,873)    (153,358)
                                                   -------    ---------
Net increase (decrease) in shares
  outstanding..................................      1,295    $  10,991
                                                   =======    =========

* Net of redemption fees

                                                   INSTITUTIONAL CLASS     PLANAHEAD CLASS        AMR CLASS
                                                   --------------------    ----------------   ------------------
EMERGING MARKETS FUND                              SHARES      AMOUNT      SHARES    AMOUNT   SHARES     AMOUNT
---------------------                              -------    ---------    ------    ------   -------   --------
Shares sold....................................        164    $   2,342       187    $2,602     2,688   $ 36,989
Reinvestment of dividends......................         54          706         7        88       575      7,462
Shares redeemed*...............................       (176)      (2,291)     (118)   (1,644)   (2,858)   (41,144)
                                                   -------    ---------    ------    ------   -------   --------
Net increase (decrease) in shares
  outstanding..................................         42    $     757        76    $1,046       405   $  3,307
                                                   =======    =========    ======    ======   =======   ========

* Net of redemption fees

                                                   INSTITUTIONAL CLASS      PLANAHEAD CLASS      SERVICE CLASS
                                                   --------------------    ------------------   ----------------
HIGH YIELD BOND FUND                               SHARES      AMOUNT      SHARES     AMOUNT    SHARES    AMOUNT
--------------------                               -------    ---------    ------    --------   -------   ------
Shares sold....................................      9,936    $ 104,727     5,626    $ 59,314        --   $    4
Reinvestment of dividends......................      1,682       17,740     1,216      12,834        --       --
Shares redeemed................................    (12,669)    (133,918)   (8,714)    (90,501)       (1)      (7)
                                                   -------    ---------    ------    --------   -------   ------
Net increase (decrease) in shares
  outstanding..................................     (1,051)   $ (11,451)   (1,872)   $(18,353)       (1)  $   (3)
                                                   =======    =========    ======    ========   =======   ======

                                                     PLANAHEAD CLASS
                                                   --------------------
ENHANCED INCOME FUND                               SHARES      AMOUNT
--------------------                               -------    ---------
Shares sold....................................      3,082    $  31,229
Reinvestment of dividends......................        346        3,496
Shares redeemed................................     (2,400)     (24,206)
                                                   -------    ---------
Net increase in shares outstanding.............      1,028    $  10,519
                                                   =======    =========

                                                                                                INSTITUTIONAL
                                                   INSTITUTIONAL CLASS                         CLASS (FORMERLY
                                                       (TERMINATED                                AMR CLASS
                                                         3/1/05)*          PLANAHEAD CLASS     THROUGH 3/1/05)
                                                   --------------------    ----------------   ------------------
INTERMEDIATE BOND FUND                             SHARES      AMOUNT      SHARES    AMOUNT   SHARES     AMOUNT
----------------------                             -------    ---------    ------    ------   -------   --------
Shares sold....................................         --    $      --        18    $  181     4,580   $ 46,881
Reinvestment of dividends......................          1           11         4        38       408      4,163
Shares redeemed................................        (88)        (912)      (22)     (222)   (4,980)   (50,899)
                                                   -------    ---------    ------    ------   -------   --------
Net increase (decrease) in shares
  outstanding..................................        (87)   $    (901)       --    $   (3)        8   $    145
                                                   =======    =========    ======    ======   =======   ========

* Activity is for the period from November 1, 2004 through February 28, 2005

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                                                                   INSTITUTIONAL
                                                      INSTITUTIONAL CLASS                         CLASS (FORMERLY
                                                          (TERMINATED                                AMR CLASS
                                                           3/1/05)*           PLANAHEAD CLASS     THROUGH 3/1/05)
                                                      -------------------    -----------------   ------------------
SHORT-TERM BOND FUND                                  SHARES      AMOUNT     SHARES    AMOUNT    SHARES     AMOUNT
--------------------                                  -------    --------    ------    -------   -------   --------
Shares sold.......................................       110     $   982        581    $ 5,167     3,008   $ 26,682
Reinvestment of dividends.........................         5          46         32        288       412      3,660
Shares redeemed...................................      (481)     (4,291)      (491)    (4,384)   (3,193)   (28,344)
                                                      ------     -------     ------    -------   -------   --------
Net increase (decrease) in shares outstanding.....      (366)    $(3,263)       122    $ 1,071       227   $  1,998
                                                      ======     =======     ======    =======   =======   ========

* Activity is for the period from November 1, 2004 through February 28, 2005

Period Ended October 31, 2004

                                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS         AMR CLASS
                                                      -------------------    -------------------   ------------------
BALANCED FUND                                         SHARES      AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
-------------                                         -------    --------    ------    ---------   -------   --------
Shares sold.......................................       120     $ 1,646        943    $  12,438     4,313   $ 57,449
Reinvestment of dividends.........................        16         211         28          351     1,225     15,797
Shares redeemed...................................      (246)     (3,383)      (461)      (6,099)   (3,888)   (51,664)
                                                      ------     -------     ------    ---------   -------   --------
Net increase (decrease) in shares outstanding.....      (110)    $(1,526)       510    $   6,690     1,650   $ 21,582
                                                      ======     =======     ======    =========   =======   ========

                                                     INSTITUTIONAL CLASS      PLANAHEAD CLASS         AMR CLASS
                                                     -------------------    -------------------   ------------------
LARGE CAP VALUE FUND                                 SHARES      AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
--------------------                                 -------    --------    ------    ---------   -------   --------
Shares sold......................................      1,678    $29,357      2,166    $  36,511     4,775   $ 82,425
Reinvestment of dividends........................         12        190         21          341       717     11,675
Shares redeemed..................................       (537)    (9,282)      (669)     (11,207)   (5,644)   (97,128)
                                                      ------    -------     ------    ---------   -------   --------
Net increase (decrease) in shares outstanding....      1,153    $20,265      1,518    $  25,645      (152)  $ (3,028)
                                                      ======    =======     ======    =========   =======   ========

                                                    INSTITUTIONAL CLASS         AMR CLASS
                                                    --------------------    ------------------
LARGE CAP GROWTH FUND                                SHARES      AMOUNT     SHARES     AMOUNT
---------------------                               --------    --------    ------    --------
Shares sold.....................................         --      $   --      4,375    $ 25,454
Reinvestment of dividends.......................         --          --         27         151
Shares redeemed.................................         --          --     (3,880)    (22,559)
                                                     ------      ------     ------    --------
Net increase in shares outstanding..............         --      $   --        522    $  3,046
                                                     ======      ======     ======    ========

                                                    INSTITUTIONAL CLASS
                                                    -------------------
MID-CAP VALUE FUND                                  SHARES      AMOUNT
------------------                                  -------    --------
Shares sold.....................................      2,646    $26,544
Reinvestment of dividends.......................         --         --
Shares redeemed.................................       (158)    (1,560)
                                                     ------    -------
Net increase in shares outstanding..............      2,488    $24,984
                                                     ======    =======

                                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS        AMR CLASS
                                                      --------------------    -----------------   -----------------
EMERGING MARKETS FUND                                  SHARES      AMOUNT     SHARES    AMOUNT    SHARES    AMOUNT
---------------------                                 --------    --------    ------    -------   -------   -------
Shares sold.......................................         254     $3,097        158    $ 1,907     3,200   $38,765
Reinvestment of dividends.........................           2         20         --          3        37       415
Shares redeemed*..................................         (15)      (170)      (108)    (1,304)   (2,219)  (25,975)
                                                        ------     ------     ------    -------   -------   -------
Net increase in shares outstanding................         241     $2,947         50    $   606     1,018   $13,205
                                                        ======     ======     ======    =======   =======   =======

* Net of Redemption Fees

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS      SERVICE CLASS
                                                      --------------------    ------------------   ----------------
HIGH YIELD BOND FUND                                  SHARES      AMOUNT      SHARES     AMOUNT    SHARES    AMOUNT
--------------------                                  -------    ---------    ------    --------   -------   ------
Shares sold.......................................    13,551     $144,793      6,516    $ 69,764        --*  $    3
Reinvestment of dividends.........................     1,211       12,997        786       8,426        --       --
Shares redeemed...................................    (7,537)     (80,955)    (5,361)    (57,514)       --       --
                                                      ------     --------     ------    --------   -------   ------
Net increase in shares outstanding................     7,225     $ 76,835      1,941    $ 20,676        --   $    3
                                                      ======     ========     ======    ========   =======   ======

* Rounded shares less than 1,000

                                                      PLANAHEAD CLASS
                                                     ------------------
ENHANCED INCOME FUND                                 SHARES     AMOUNT
--------------------                                 ------    --------
Shares sold......................................     2,177    $ 21,940
Reinvestment of dividends........................       217       2,192
Shares redeemed..................................    (2,316)    (23,331)
                                                     ------    --------
Net increase in shares outstanding...............        78    $    801
                                                     ======    ========

                                                      INSTITUTIONAL CLASS     PLANAHEAD CLASS        AMR CLASS
                                                      --------------------    ----------------   ------------------
INTERMEDIATE BOND FUND                                 SHARES      AMOUNT     SHARES    AMOUNT   SHARES     AMOUNT
----------------------                                --------    --------    ------    ------   -------   --------
Shares sold.......................................           1      $   13        13    $  134     3,058   $ 31,418
Reinvestment of dividends.........................           3          33         4        42       494      5,071
Shares redeemed...................................         (16)       (168)      (48)     (491)   (7,119)   (72,765)
                                                        ------      ------    ------    ------   -------   --------
Net decrease in shares outstanding................         (12)     $ (122)      (31)   $ (315)   (3,567)  $(36,276)
                                                        ======      ======    ======    ======   =======   ========

                                                      INSTITUTIONAL CLASS      PLANAHEAD CLASS        AMR CLASS
                                                      --------------------    -----------------   ------------------
SHORT-TERM BOND FUND                                   SHARES      AMOUNT     SHARES    AMOUNT    SHARES     AMOUNT
--------------------                                  --------    --------    ------    -------   -------   --------
Shares sold.......................................          31      $  282     1,029    $ 9,534     1,071   $  9,815
Reinvestment of dividends.........................          15         140        32        293       456      4,193
Shares redeemed...................................         (82)       (755)     (825)    (7,622)   (2,527)   (23,268)
                                                        ------      ------    ------    -------   -------   --------
Net increase (decrease) in shares outstanding.....         (36)     $ (333)      236    $ 2,205    (1,000)  $ (9,260)
                                                        ======      ======    ======    =======   =======   ========

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                               (LIGHTHOUSE LOGO)

--------------------------------------------------------------------------------

AMERICAN BEACON BALANCED FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                              INSTITUTIONAL CLASS
                                                              ----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------
                                                               2005      2004      2003      2002      2001(C D F)
                                                              -------   -------   -------   ------     -----------
Net asset value, beginning of period........................  $ 14.31   $ 12.99   $ 10.97   $12.07      $  12.27
                                                              -------   -------   -------   ------      --------
Income from investment operations:
    Net investment income(A) (B)............................     0.36      0.29      0.31(G)   0.11         0.51
    Net gains (losses) on securities (both realized and
      unrealized)(B)........................................     1.11      1.36      1.84(G)  (0.69)       (0.03)
                                                              -------   -------   -------   ------      --------
Total income (loss) from investment operations..............     1.47      1.65      2.15    (0.58)         0.48
                                                              -------   -------   -------   ------      --------
Less distributions:
    Dividends from net investment income....................    (0.31)    (0.33)    (0.13)   (0.44)        (0.68)
    Distributions from net realized gains on securities.....    (0.47)       --        --    (0.08)           --
                                                              -------   -------   -------   ------      --------
Total distributions.........................................    (0.78)    (0.33)    (0.13)   (0.52)        (0.68)
                                                              -------   -------   -------   ------      --------
Net asset value, end of period..............................  $ 15.00   $ 14.31   $ 12.99   $10.97      $  12.07
                                                              =======   =======   =======   ======      ========
Total return................................................   10.53%    10.53%    19.77%    (5.14)%       4.07%
                                                              =======   =======   =======   ======      ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $14,122   $ 8,378   $ 9,041   $8,994      $157,775
    Ratios to average net assets (annualized):
      Expenses, net of waivers(B)...........................    0.56%     0.63%     0.63%    0.62%         0.62%
      Expenses before waivers(B)............................    0.56%     0.63%     0.63%    0.62%         0.62%
      Net investment income, net of waivers(B)..............    2.45%     2.15%     2.74%    3.12%         3.56%
      Net investment income (loss), before waivers(B).......    2.45%     2.15%     2.74%    3.12%         3.56%
    Portfolio turnover rate(E)..............................      58%       62%       69%      84%          122%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Balanced Portfolio through February 28, 2002.

(C) On September 7, 2001, American Beacon Advisors, Inc. assumed management of the fixed income portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(D) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the equity portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(E) The Balanced Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(F) Independence Investment LLC was removed as an investment advisor to the Balanced Fund on November 30, 2000.

(G) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealized) has been restated from 0.30 and 1.85, respectively for Institutional Class and 0.36 and 1.66, respectively for PlanAhead Class.

(H)  Not annualized.

(I)  Annualized.

(J) Portfolio turnover rate is for the period from November 1, 2004 through October 31, 2005.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            PLANAHEAD CLASS                               SERVICE CLASS                AMR CLASS
    ---------------------------------------------------------------       -------------        -------------------------
                        YEAR ENDED OCTOBER 31,                              MAY 31 TO           YEAR ENDED OCTOBER 31,
    ---------------------------------------------------------------        OCTOBER 31,         -------------------------
     2005         2004         2003         2002        2001(C D F)           2005               2005          2004
    -------      -------      -------      -------      -----------       -------------        --------      --------
    $ 13.62      $ 12.40      $ 10.81      $ 11.88        $ 12.08         $       13.96        $  13.87      $  12.60
    -------      -------      -------      -------        -------         -------------        --------      --------
       0.34         0.27      0.28(G)         0.41           0.51                  0.09           0. 39          0.32
       1.01         1.25      1.74(G)        (0.99)         (0.06)                 0.11            1.05          1.31
    -------      -------      -------      -------        -------         -------------        --------      --------
       1.35         1.52         2.02        (0.58)          0.45                  0.20            1.44          1.63
    -------      -------      -------      -------        -------         -------------        --------      --------
      (0.30)       (0.30)       (0.43)       (0.41)         (0.65)                   --           (0.35)        (0.36)
      (0.47)          --           --        (0.08)            --                    --           (0.47)           --
    -------      -------      -------      -------        -------         -------------        --------      --------
      (0.77)       (0.30)       (0.43)       (0.49)         (0.65)                   --           (0.82)        (0.36)
    -------      -------      -------      -------        -------         -------------        --------      --------
    $ 14.20      $ 13.62      $ 12.40      $ 10.81          11.88         $       14.16        $  14.49      $  13.87
    =======      =======      =======      =======        =======         =============        ========      ========
     10.12%       12.44%       19.36%        (5.18)%        3.84%                 1.43%(H)       10.63%        13.13%
    =======      =======      =======      =======        =======         =============        ========      ========
    $86,875      $21,571      $13,321      $10,561        $12,176         $           1        $712,073      $636,420
      0.86%        0.93%        0.94%        0.90%          0.84%              1.09%(I)           0.33%         0.37%
      0.86%        0.93%        0.94%        0.90%          0.84%            360.24%(I)           0.33%         0.37%
      2.14%        1.84%        2.40%        2.83%          3.29%              1.52%(I)           2.70%         2.40%
      2.14%        1.84%        2.40%        2.83%          3.29%          (357.63)%(I)           2.70%         2.40%
        58%          62%          69%          84%           122%                58%(J)             58%           62%

                    AMR CLASS
     ---------------------------------------
             YEAR ENDED OCTOBER 31,
     ---------------------------------------
       2003          2002        2001(C D F)
     --------      --------      -----------
     $  10.98      $  12.06       $  12.27
     --------      --------       --------
         0.34          0.48           0.56
         1.78         (1.01)         (0.05)
     --------      --------       --------
         2.12         (0.53)          0.51
     --------      --------       --------
        (0.50)        (0.47)         (0.72)
           --         (0.08)            --
     --------      --------       --------
        (0.50)        (0.55)         (0.72)
     --------      --------       --------
     $  12.60      $  10.98       $  12.06
     ========      ========       ========
       20.06%         (4.71)%        4.38%
     ========      ========       ========
     $557,612      $487,526       $526,405
        0.38%         0.35%          0.36%
        0.38%         0.35%          0.36%
        2.98%         3.39%          3.77%
        2.98%         3.39%          3.77%
          69%           84%           122%

--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                   INSTITUTIONAL CLASS
                                                    --------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                                    --------------------------------------------------
                                                      2005      2004      2003      2002     2001(B D)
                                                    --------   -------   -------   -------   ---------
Net asset value, beginning of period..............  $  18.23   $ 15.62   $ 12.55   $ 14.51    $ 15.83
                                                    --------   -------   -------   -------    -------
Income from investment operations:
    Net investment income (loss)(A C).............      0.28      0.26      0.25(F)    0.27      0.28
    Net gains (losses) on securities (both
      realized and unrealized)(C).................      2.74      2.62      3.11(F)   (1.76)    (0.61)
                                                    --------   -------   -------   -------    -------
Total income (loss) from investment operations....      3.02      2.88      3.36     (1.49)     (0.33)
                                                    --------   -------   -------   -------    -------
Less distributions:
    Dividends from net investment income..........     (0.25)    (0.27)    (0.29)    (0.30)     (0.50)
    Distributions from net realized gains on
      securities..................................        --        --        --     (0.17)     (0.49)
                                                    --------   -------   -------   -------    -------
Total distributions...............................     (0.25)    (0.27)    (0.29)    (0.47)     (0.99)
                                                    --------   -------   -------   -------    -------
Net asset value, end of period....................  $  21.00   $ 18.23   $ 15.62   $ 12.55    $ 14.51
                                                    ========   =======   =======   =======    =======
Total return......................................    16.64%    18.59%    27.30%    (10.83)%    (2.21)%
                                                    ========   =======   =======   =======    =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)......  $201,111   $48,451   $23,512   $21,589    $10,081
    Ratios to average net assets (annualized):
      Expenses, net of waivers(C).................     0.60%     0.66%     0.66%     0.61%      0.64%
      Expenses, before waivers(C).................     0.60%     0.66%     0.66%     0.61%      0.64%
      Net investment income, net of waivers(C)....     1.58%     1.49%     1.88%     1.82%      1.76%
      Net investment income, before waivers(C)....     1.58%     1.49%     1.88%     1.82%      1.76%
    Portfolio turnover rate(E)....................       25%       29%       27%       34%        60%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Large Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Value Portfolio through February 28, 2002.

(D) Metropolitan West Capital Management, LLC replaced Independence Investment LLC as investment advisor to the Large Cap Value Fund on December 1, 2000.

(E) The Large Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(F) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealized) has been restated from 0.20 and 3.16, respectively for Institutional Class and 0.10 and 3.11, respectively for PlanAhead Class.

(G)  Not annualized.

(H)  Annualized.

(I) Portfolio turnover rate is for the period from November 1, 2004 through October 31, 2005.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     PLANAHEAD CLASS                     SERVICE CLASS
    --------------------------------------------------   --------------
                YEAR ENDED OCTOBER 31,                     MAY 31 TO
------------------------------------------------------    OCTOBER 31,
      2005      2004      2003      2002     2001(B D)        2005
    --------   -------   -------   -------   ---------   --------------
    $  17.54   $ 15.05   $ 12.09   $ 14.00   $  15.40       $  19.33
    --------   -------   -------   -------   --------       --------
        0.27      0.23      0.22(F)    0.25      0.26           0.01
        2.58      2.49      2.99(F)   (1.74)    (0.62)          0.79
    --------   -------   -------   -------   --------       --------
        2.85      2.72      3.21     (1.49)     (0.36)          0.80
    --------   -------   -------   -------   --------       --------
       (0.23)    (0.23)    (0.25)    (0.25)     (0.55)            --
          --        --        --     (0.17)     (0.49)            --
    --------   -------   -------   -------   --------       --------
       (0.23)    (0.23)    (0.25)    (0.42)     (1.04)            --
    --------   -------   -------   -------   --------       --------
    $  20.16   $ 17.54   $ 15.05   $ 12.09   $  14.00       $  20.13
    ========   =======   =======   =======   ========       ========
      16.33%    18.26%    26.99%    (11.13)%    (2.47)%     4.14%(G)
    ========   =======   =======   =======   ========       ========
    $526,357   $51,489   $21,331   $15,941   $ 12,280       $ 11,604
       0.86%     0.94%     0.95%     0.93%      0.89%       1.14%(H)
       0.86%     0.94%     0.95%     0.93%      0.89%       1.77%(H)
       1.30%     1.21%     1.57%     1.53%      1.54%       1.72%(H)
       1.30%     1.21%     1.57%     1.53%      1.54%       1.09%(H)
         25%       29%       27%       34%        60%         25%(I)

                           AMR CLASS
     -----------------------------------------------------
                    YEAR ENDED OCTOBER 31,
---  -----------------------------------------------------
       2005       2004       2003       2002     2001(B D)
     --------   --------   --------   --------   ---------
     $  18.02   $  15.44   $  12.40   $  14.34   $  15.75
     --------   --------   --------   --------   --------
         0.31       0.30       0.29       0.31       0.34
         2.73       2.58       3.06      (1.75)     (0.63)
     --------   --------   --------   --------   --------
         3.04       2.88       3.35      (1.44)     (0.29)
     --------   --------   --------   --------   --------
        (0.28)     (0.30)     (0.31)     (0.33)     (0.63)
           --         --         --      (0.17)     (0.49)
     --------   --------   --------   --------   --------
        (0.28)     (0.30)     (0.31)     (0.50)     (1.12)
     --------   --------   --------   --------   --------
     $  20.78   $  18.02   $  15.44   $  12.40   $  14.34
     ========   ========   ========   ========   ========
       16.95%     18.89%     27.64%     (10.62)%    (1.98)%
     ========   ========   ========   ========   ========
     $848,219   $696,206   $598,869   $511,287   $654,239
        0.35%      0.39%      0.36%      0.36%      0.36%
        0.35%      0.39%      0.36%      0.36%      0.36%
        1.87%      1.79%      2.13%      2.06%      2.09%
        1.87%      1.79%      2.13%      2.06%      2.09%
          25%        29%        27%        34%        60%

--------------------------------------------------------------------------------

AMERICAN BEACON LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                         INSTITUTIONAL CLASS
                                                        ------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                        ------------------------------------------------------
                                                          2005       2004        2003       2002        2001
                                                        --------   ---------    -------   --------    --------
Net asset value, beginning of period..................  $   5.82   $    5.47    $  4.53   $   5.66    $   9.54
                                                        --------   ---------    -------   --------    --------
Income from investment operations:
    Net investment income (loss)(A)...................      0.04        0.02       0.02       0.03       (0.01)
    Net gains (losses) on securities (both realized
      and unrealized)(A)..............................      0.37        0.35       0.94      (1.16)      (3.86)
                                                        --------   ---------    -------   --------    --------
Total income (loss) from investment operations........      0.41        0.37       0.96      (1.13)      (3.87)
                                                        --------   ---------    -------   --------    --------
Less distributions:
    Dividends from net investment income..............     (0.05)      (0.02)     (0.02)        --       (0.01)
                                                        --------   ---------    -------   --------    --------
Total distributions...................................     (0.05)      (0.02)     (0.02)        --       (0.01)
                                                        --------   ---------    -------   --------    --------
Net asset value, end of period........................  $   6.18   $    5.82    $  5.47   $   4.53    $   5.66
                                                        ========   =========    =======   ========    ========
Total return..........................................     7.06%       6.71%     21.15%     (19.96)%    (40.62)%
                                                        ========   =========    =======   ========    ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)..........  $    105   $       1    $     1   $      1    $      1
    Ratios to average net assets (annualized)(A):
      Expenses, net of waivers........................     0.89%       0.84%      0.87%      0.87%       0.99%
      Expenses, before waivers........................     4.64%      13.22%      0.87%      0.87%        101%
      Net investment income (loss), net of waivers....     (0.18)%     0.18%      0.18%      0.06%       (0.26)%
      Net investment income (loss), before waivers....     (3.93)%    (12.20)%    0.18%      0.06%       (0.28)%
    Portfolio turnover rate(B)........................      164%        131%       138%       135%         85%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Growth Portfolio through February 28, 2001.

(B) The Large Cap Growth Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2001. Portfolio turnover rate through February 28, 2001 was that of the Portfolio.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         AMR CLASS
 ---------------------------------------------------------
                  YEAR ENDED OCTOBER 31,
 ---------------------------------------------------------
  2005        2004        2003        2002          2001
 -------     -------     -------     -------       -------
 $  5.84     $  5.48     $  4.54     $  5.67       $  9.55
 -------     -------     -------     -------       -------
    0.06        0.02        0.02        0.02          0.01
    0.36        0.36        0.93       (1.14)        (3.87)
 -------     -------     -------     -------       -------
    0.42        0.38        0.95       (1.12)        (3.86)
 -------     -------     -------     -------       -------
   (0.05)      (0.02)      (0.01)      (0.01)        (0.02)
 -------     -------     -------     -------       -------
   (0.05)      (0.02)      (0.01)      (0.01)        (0.02)
 -------     -------     -------     -------       -------
 $  6.21     $  5.84     $  5.48     $  4.54       $  5.67
 =======     =======     =======     =======       =======
   7.22%       6.88%      21.09%      (19.85)%      (40.51)%
 =======     =======     =======     =======       =======
 $63,183     $55,121     $48,926     $28,017       $23,804
   0.64%       0.71%       0.68%       0.67%         0.70%
   0.64%       0.71%       0.68%       0.67%         0.72%
   0.98%       0.34%       0.40%       0.30%         0.08%
   0.98%       0.34%       0.40%       0.30%         0.06%
    164%        131%        138%        135%           85%

--------------------------------------------------------------------------------

AMERICAN BEACON MID-CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                 INSTITUTIONAL CLASS
                                                              -------------------------
                                                              YEAR ENDED    JUNE 30 TO
                                                              OCTOBER 31,   OCTOBER 31,
                                                                 2005          2004
                                                              -----------   -----------
Net asset value, beginning of period........................    $ 10.27       $ 10.00
                                                                -------       -------
Income from investment operations:
    Net investment income...................................       0.13          0.02(B)
    Net gains on securities (both realized and
     unrealized)............................................       1.37          0.25
                                                                -------       -------
Total income from investment operations.....................       1.50          0.27
                                                                -------       -------
Less distributions:
    Dividends from net investment income....................      (0.05)           --
    Distributions from net realized gains on securities.....         --            --
                                                                -------       -------
Total distributions.........................................      (0.05)           --
                                                                -------       -------
Net asset value, end of period..............................    $ 11.72       $ 10.27
                                                                =======       =======
Total return................................................     14.63%         2.70%(A)
                                                                =======       =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................    $44,342       $25,546
    Ratios to average net assets (annualized):
      Expenses, net of waivers..............................      1.01%         1.14%(C)
      Expenses, before waivers..............................      1.02%         1.34%(C)
      Net investment income, net of waivers.................      0.92%         0.73%(C)
      Net investment income, before waivers.................      0.91%         0.53%(C)
    Portfolio turnover rate.................................       298%            6%(A)

---------------

(A)  Not annualized.

(B)  Based on average shares outstanding.

(C)  Annualized.

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                               (LIGHTHOUSE LOGO)

--------------------------------------------------------------------------------

AMERICAN BEACON EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                            INSTITUTIONAL CLASS
                                                              -----------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------
                                                               2005      2004      2003      2002      2001
                                                              -------   -------   -------   ------   --------
Net asset value, beginning of period........................  $ 12.64   $ 10.62   $  7.20   $ 6.64   $   8.17
                                                              -------   -------   -------   ------   --------
Income from investment operations:
    Net investment income(A)................................     0.15      0.07      0.04     0.09       0.11
    Net gains (losses) on securities (both realized and
      unrealized)(A)........................................     3.45      2.01      3.43     0.56      (1.62)
                                                              -------   -------   -------   ------   --------
Total income (loss) from investment operations..............     3.60      2.08      3.47     0.65      (1.51)
                                                              -------   -------   -------   ------   --------
Less distributions:
    Dividends from net investment income....................    (0.06)    (0.06)    (0.05)   (0.09)     (0.01)
    Distributions from net realized gains on securities.....    (1.08)       --        --       --      (0.01)
                                                              -------   -------   -------   ------   --------
Total distributions.........................................    (1.14)    (0.06)    (0.05)   (0.09)     (0.02)
                                                              -------   -------   -------   ------   --------
Redemption fees added to beneficial interests                      --(E)      --(E)      --     --         --
                                                              -------   -------   -------   ------   --------
Net asset value, end of period..............................  $ 15.10   $ 12.64   $ 10.62   $ 7.20   $   6.64
                                                              =======   =======   =======   ======   ========
Total return................................................   30.11%    19.65%    48.45%    9.80%     (18.52)%
                                                              =======   =======   =======   ======   ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $ 9,348   $ 7,282   $ 3,557   $1,769   $  1,495
    Ratios to average net assets (annualized):
      Expenses, net of waivers(A)...........................    1.52%     1.85%     1.76%    1.51%      1.43%
      Expenses, before waivers(A)...........................    1.52%     1.85%     1.76%    1.51%      1.43%
      Net investment income (loss), net of waivers(A).......    1.22%     0.74%     0.62%    1.11%      2.07%
      Net investment income (loss), before waivers(A).......    1.22%     0.74%     0.62%    1.11%      2.07%
    Portfolio turnover rate(B)..............................      63%       76%       80%      94%        95%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Emerging Markets Portfolio through February 28, 2002.

(B) The Emerging Markets Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C)  Not annualized.

(D) Portfolio turnover rate is for the period from November 1, 2001 through October 31, 2002.

(E)  Amounts represent less than $0.01 per share.

(F)  Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                PLANAHEAD CLASS                                        AMR CLASS
-----------------------------------------------   ---------------------------------------------------
             YEAR ENDED
             OCTOBER 31,           OCTOBER 1 TO                 YEAR ENDED OCTOBER 31,
     ---------------------------   OCTOBER 31,    ---------------------------------------------------
      2005      2004      2003         2002          2005        2004      2003      2002      2001
     -------   -------   -------   ------------   -----------   -------   -------   -------   -------
     $ 12.53   $ 10.55   $  7.19     $   6.86       $ 12.68     $ 10.66   $  7.22   $  6.65   $  8.18
     -------   -------   -------     --------       -------     -------   -------   -------   -------
        0.15      0.04      0.09           --          0.24        0.10      0.07      0.09      0.13
        3.41      1.99      3.34         0.33          3.42        2.00      3.44      0.59     (1.63)
     -------   -------   -------     --------       -------     -------   -------   -------   -------
        3.56      2.03      3.43         0.33          3.66        2.10      3.51      0.68     (1.50)
     -------   -------   -------     --------       -------     -------   -------   -------   -------
       (0.03)    (0.05)    (0.07)          --         (0.09)      (0.08)    (0.07)    (0.11)    (0.02)
       (1.08)       --        --           --         (1.08)         --        --        --     (0.01)
     -------   -------   -------     --------       -------     -------   -------   -------   -------
       (1.11)    (0.05)    (0.07)          --         (1.17)      (0.08)    (0.07)    (0.11)    (0.03)
     -------   -------   -------     --------       -------     -------   -------   -------   -------
          --(E)      --(E)      --(E)         --         --          --        --        --        --
     -------   -------   -------     --------       -------     -------   -------   -------   -------
     $ 14.98   $ 12.53   $ 10.55     $   7.19       $ 15.17     $ 12.68   $ 10.66   $  7.22   $  6.65
     =======   =======   =======     ========       =======     =======   =======   =======   =======
      29.95%    19.33%    48.07%        4.81%(C)     30.43%      20.00%    48.84%    10.10%    (18.40)%
     =======   =======   =======     ========       =======     =======   =======   =======   =======
     $ 2,592   $ 1,214   $   492     $      1       $94,864     $74,199   $51,498   $32,731   $20,660
       1.75%     2.14%     2.08%        1.87%(F)      1.25%       1.59%     1.50%     1.26%     1.30%
       2.01%     2.20%     2.08%        1.87%(F)      1.25%       1.59%     1.50%     1.26%     1.30%
       1.16%     0.37%     0.57%      (0.25)%(F)      1.60%       1.01%     0.92%     1.35%     1.76%
       0.90%     0.31%     0.57%      (0.25)%(F)      1.60%       1.01%     0.92%     1.35%     1.76%
         63%       76%       80%          94%(D)        63%         76%       80%(C)     94%      95%

--------------------------------------------------------------------------------

AMERICAN BEACON HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                            INSTITUTIONAL CLASS
                                                       --------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,             DECEMBER 29, 2000
                                                       ------------------------------------------    TO OCTOBER 31,
                                                         2005        2004       2003       2002           2001
                                                       --------    --------   --------   --------   -----------------
Net asset value, beginning of period.................  $  10.86    $  10.73   $   9.63   $   9.82        $ 10.00
                                                       --------    --------   --------   --------        -------
Income from investment operations:
    Net investment income............................      0.76        0.78       0.78       0.80           0.71
    Net gains (losses) on securities (both realized
      and unrealized)................................     (0.84)       0.27       1.10      (0.19)         (0.18)
                                                       --------    --------   --------   --------        -------
Total income from investment operations..............     (0.08)       1.05       1.88       0.61           0.53
                                                       --------    --------   --------   --------        -------
Less distributions:
    Dividends from net investment income.............     (0.76)      (0.78)     (0.78)     (0.80)         (0.71)
    Distributions from net realized gains on
      securities.....................................      0.20       (0.14)        --         --             --
                                                       --------    --------   --------   --------        -------
Total distributions..................................     (0.56)      (0.92)     (0.78)     (0.80)         (0.71)
                                                       --------    --------   --------   --------        -------
Net asset value, end of period.......................  $  10.22    $  10.86   $  10.73   $   9.63        $  9.82
                                                       ========    ========   ========   ========        =======
Total return.........................................     3.03%(A)   10.19%     20.11%      6.28%          5.33%(A)
                                                       ========    ========   ========   ========        =======
Ratios and supplemental data:
    Net assets, end of period (in thousands).........  $216,744    $241,777   $161,380   $104,813        $53,275
    Ratios to average net assets (annualized):
      Expenses, net of waivers.......................     0.84%       0.88%      0.90%      0.90%          0.90%(D)
      Expenses, before waivers.......................     0.84%       0.92%      1.00%      0.98%          1.07%(D)
      Net investment income, net of waivers..........     7.24%       7.27%      7.51%      8.02%          8.48%(D)
      Net investment income (loss), before waivers...     7.24%       7.23%      7.41%      7.94%          8.31%(D)
    Portfolio turnover rate..........................      128%        138%       114%       163%           145%(A)

---------------

(A)  Not annualized.

(B) Portfolio turnover rate is for the period from November 1, 2001 through October 31, 2002.

(C) Portfolio turnover rate is for the period from November 1, 2002 through October 31, 2003.

(D)  Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     PLANAHEAD CLASS                                 SERVICE CLASS
     ------------------------------------------------   ---------------------------------------
           YEAR ENDED OCTOBER 31,         MARCH 1 TO     YEAR ENDED OCTOBER 31,      MAY 1 TO
     ----------------------------------   OCTOBER 31,   -------------------------   OCTOBER 31,
        2005          2004       2003        2002          2005          2004          2003
     -----------    --------   --------   -----------   -----------   -----------   -----------
      $  10.87      $  10.73   $   9.63     $10.10        $ 10.87     $    10.73     $   10.47
      --------      --------   --------     ------        -------     ----------     ---------
          0.74          0.74       0.75       0.50           0.70           0.71          0.29
         (0.85)         0.28       1.10      (0.47)         (0.45)          0.27          0.26
      --------      --------   --------     ------        -------     ----------     ---------
         (0.11)         1.02       1.85       0.03           0.25           0.98          0.55
      --------      --------   --------     ------        -------     ----------     ---------
         (0.74)        (0.74)     (0.75)     (0.50)         (0.71)         (0.70)        (0.29)
          0.20         (0.14)        --         --             --          (0.14)           --
      --------      --------   --------     ------        -------     ----------     ---------
         (0.54)        (0.88)     (0.75)     (0.50)         (0.71)         (0.84)        (0.29)
      --------      --------   --------     ------        -------     ----------     ---------
      $  10.22      $  10.87   $  10.73     $ 9.63        $ 10.41     $    10.87     $   10.73
      ========      ========   ========     ======        =======     ==========     =========
         2.69%         9.94%     19.57%      (0.26)%(A)     2.33%          9.41%         5.46%(A)
      ========      ========   ========     ======        =======     ==========     =========
      $120,360      $148,266   $125,654     $4,029        $     1     $        4     $       1
         1.08%         1.20%      1.24%      1.27%(D)       1.46%          1.57%         1.71%(D)
         1.08%         1.20%      1.24%      1.27%(D)       4.01%        440.81%       806.83%(D)
         7.00%         6.95%      7.11%      7.20%(D)       6.59%          6.57%         6.51%(D)
         7.00%         6.95%      7.11%      7.20%(D)       4.04%      (432.67)%    (798.61)%(D)
          128%          138%       114%       163%(B)        128%           138%          114%(C)

--------------------------------------------------------------------------------

AMERICAN BEACON ENHANCED INCOME FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                          PLANAHEAD CLASS
                                                              ---------------------------------------
                                                               YEAR ENDED OCTOBER 31,     JUNE 30 TO
                                                              -------------------------   OCTOBER 31,
                                                                 2005          2004          2003
                                                              -----------   -----------   -----------
Net asset value, beginning of period........................   $  10.16      $   9.96      $  10.00
                                                               --------      --------      --------
Income from investment operations:
    Net investment income...................................       0.29          0.26          0.07(B)
    Net gains (losses) on securities (both realized and
      unrealized)...........................................      (0.16)         0.20         (0.04)
                                                               --------      --------      --------
Total income from investment operations.....................       0.13          0.46          0.03
                                                               --------      --------      --------
Less distributions:
    Dividends from net investment income....................      (0.31)        (0.26)        (0.07)
    Distributions from net realized gains on securities.....         --            --            --
                                                               --------      --------      --------
Total distributions.........................................      (0.31)        (0.26)        (0.07)
                                                               --------      --------      --------
Net asset value, end of period..............................   $   9.98      $  10.16      $   9.96
                                                               ========      ========      ========
Total return................................................      1.32%         4.70%         0.32%(A)
                                                               ========      ========      ========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................   $112,341      $103,897      $101,072
    Ratios to average net assets (annualized):
      Expenses..............................................      0.92%         1.00%         0.93%(C)
      Net investment income.................................      2.79%         2.54%         2.20%(C)
    Portfolio turnover rate.................................        41%           72%           57%(A)

---------------

(A)  Not annualized.

(B)  Based on average shares outstanding.

(C)  Annualized.

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                               (LIGHTHOUSE LOGO)

--------------------------------------------------------------------------------

AMERICAN BEACON INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                    INSTITUTIONAL CLASS (TERMINATED 3/1/05)
                                                              ----------------------------------------------------
                                                                  FROM
                                                              NOVEMBER 1,
                                                                2004 TO             YEAR ENDED OCTOBER 31,
                                                              FEBRUARY 28,   -------------------------------------
                                                                2005(D)       2004      2003      2002      2001
                                                              ------------   -------   -------   -------   -------
Net asset value, beginning of period........................    $ 10.54      $ 10.45   $ 10.42   $ 10.51   $  9.72
                                                                -------      -------   -------   -------   -------
Income from investment operations:
    Net investment income(A)................................       0.13         0.37      0.41      0.51      0.57
    Net gains (losses) on securities (both realized and
      unrealized)(A)........................................      (0.11)        0.14      0.03     (0.09)     0.79
                                                                -------      -------   -------   -------   -------
Total income from investment operations.....................       0.02         0.51      0.44      0.42      1.36
                                                                -------      -------   -------   -------   -------
Less distributions:
    Dividends from net investment income....................      (0.15)       (0.42)    (0.41)    (0.51)    (0.57)
    Distributions from net realized gains on securities.....         --           --        --        --        --
                                                                -------      -------   -------   -------   -------
Total distributions.........................................      (0.15)       (0.42)    (0.41)    (0.51)    (0.57)
                                                                -------      -------   -------   -------   -------
Net asset value, end of period..............................    $ 10.41      $ 10.54   $ 10.45   $ 10.42   $ 10.51
                                                                =======      =======   =======   =======   =======
Total return................................................      0.17%(C)     4.90%     4.31%     4.21%    14.36%
                                                                =======      =======   =======   =======   =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................        N/A      $   912   $ 1,024   $74,919   $60,842
    Ratios to average net assets (annualized):
      Expenses, net of waivers(A)...........................      0.37%        0.80%     0.58%     0.56%     0.54%
      Expenses, before waivers(A)...........................      0.37%        0.80%     0.58%     0.56%     0.54%
      Net investment income, net of waivers(A)..............      3.82%        3.51%     4.02%     4.99%     5.55%
      Net investment income, before waivers(A)..............      3.82%        3.51%     4.02%     4.99%     5.55%
    Portfolio turnover rate(B)..............................       119%(E)      106%      187%      185%      164%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Intermediate Bond Portfolio through February 28, 2002.

(B) The Intermediate Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C)  Not annualized.

(D) On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0202. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

(E) Portfolio turnover rate is for the period November 1, 2004 through October 31, 2005.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  PLAN AHEAD CLASS                 INSTITUTIONAL CLASS (FORMERLY AMR CLASS PRIOR TO 3/1/05)
    --------------------------------------------   --------------------------------------------------------
               YEAR ENDED OCTOBER 31,                               YEAR ENDED OCTOBER 31,
    --------------------------------------------   --------------------------------------------------------
     2005     2004      2003     2002     2001      2005(D)      2004        2003        2002        2001
    ------   -------   ------   ------   -------   ---------   ---------   ---------   ---------   --------
    $10.41   $ 10.31   $10.27   $10.34   $  9.57   $  10.33    $  10.24    $  10.22    $  10.30    $  9.53
    ------   -------   ------   ------   -------   --------    --------    --------    --------    -------
      0.36      0.35     0.39     0.48      0.53       0.42        0.40        0.45        0.53       0.58
     (0.30)     0.14     0.04    (0.07)     0.77      (0.29)       0.14        0.02       (0.08)      0.77
    ------   -------   ------   ------   -------   --------    --------    --------    --------    -------
      0.06      0.49     0.43     0.41      1.30       0.13        0.54        0.47        0.45       1.35
    ------   -------   ------   ------   -------   --------    --------    --------    --------    -------
     (0.39)    (0.39)   (0.39)   (0.48)    (0.53)     (0.45)      (0.45)      (0.45)      (0.53)     (0.58)
        --        --       --       --        --         --          --          --          --         --
    ------   -------   ------   ------   -------   --------    --------    --------    --------    -------
     (0.39)    (0.39)   (0.39)   (0.48)    (0.53)     (0.45)      (0.45)      (0.45)      (0.53)     (0.58)
    ------   -------   ------   ------   -------   --------    --------    --------    --------    -------
    $10.08   $ 10.41   $10.31   $10.27   $ 10.34   $  10.01    $  10.33    $  10.24    $  10.22    $ 10.30
    ======   =======   ======   ======   =======   ========    ========    ========    ========    =======
     0.54%     4.86%    4.25%    4.10%    13.91%      1.26%       5.38%       4.62%       4.57%     14.58%
    ======   =======   ======   ======   =======   ========    ========    ========    ========    =======
    $1,054   $ 1,091   $1,395   $1,691   $   300   $ 93,270    $ 96,242    $131,927    $144,098    $95,820
     0.95%     0.92%    0.86%    0.86%     0.83%      0.31%       0.34%       0.32%       0.30%      0.30%
     1.19%     0.93%    0.86%    0.86%     0.83%      0.31%       0.34%       0.32%       0.30%      0.30%
     3.48%     3.39%    3.70%    4.60%     5.04%      4.12%       3.97%       4.32%       5.23%      5.84%
     3.24%     3.38%    3.70%    4.60%     5.04%      4.12%       3.97%       4.32%       5.23%      5.84%
      119%      106%     187%     185%      164%       119%        106%        187%        185%       164%

--------------------------------------------------------------------------------

AMERICAN BEACON SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                INSTITUTIONAL CLASS (TERMINATED 3/1/05)
                                                 ----------------------------------------------------------------------
                                                    FROM NOVEMBER 1,
                                                          2004                        YEAR ENDED OCTOBER 31,
                                                     TO FEBRUARY 28,        -------------------------------------------
                                                         2005(D)             2004        2003        2002        2001
                                                    ----------------        ------      ------      ------      -------
Net asset value, beginning of period...........          $ 9.09             $ 9.32      $ 9.45      $ 9.62      $  9.21
                                                         ------             ------      ------      ------      -------
Income from investment operations:
    Net investment income(B)...................            0.11               0.24        0.37        0.42         0.57
    Net gains (losses) on securities (both
      realized and unrealized)(B)..............           (0.15)             (0.03)      (0.04)      (0.11)        0.41
                                                         ------             ------      ------      ------      -------
Total income from investment operations........           (0.04)              0.21        0.33        0.31         0.98
                                                         ------             ------      ------      ------      -------
Less distributions:
    Dividends from net investment income.......           (0.13)             (0.44)      (0.46)      (0.48)       (0.57)
                                                         ------             ------      ------      ------      -------
Total distributions............................           (0.13)             (0.44)      (0.46)      (0.48)       (0.57)
                                                         ------             ------      ------      ------      -------
Net asset value, end of period.................          $ 8.92             $ 9.09      $ 9.32      $ 9.45      $  9.62
                                                         ======             ======      ======      ======      =======
Total return...................................           (0.44)%(C)         2.21%       3.58%       3.37%       10.98%
                                                         ======             ======      ======      ======      =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)...             N/A             $3,324      $3,745      $8,396      $ 4,226
    Ratios to average net assets (annualized):
      Expenses, net of waivers(B)..............           0.61%              0.62%       0.54%       0.44%        0.51%
      Expenses, before waivers(B)..............           0.61%              0.62%       0.54%       0.44%        0.51%
      Net investment income, net of waivers
        (B)....................................           1.82%              2.72%       4.30%       4.47%        6.06%
      Net investment income, before
        waivers(B).............................           1.82%              2.72%       4.30%       4.47%        6.06%
    Portfolio turnover rate(A).................             38%(E)             41%         81%         63%         104%

---------------

(A) The Short-Term Bond Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Short-Term Bond Portfolio through February 28, 2002.

(C)  Not annualized.

(D) On March 1, 2005, the existing Institutional Class shares were terminated and exchanged for AMR Class shares at a conversion rate of 1.0014. Following this exchange, the former AMR Class Shares were re-named Institutional Class.

(E) Portfolio turnover rate is for the period November 1, 2004 through October 31, 2005.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      PLANAHEAD CLASS                          INSTITUTIONAL (FORMERLY AMR CLASS PRIOR TO 3/1/05)
    ---------------------------------------------------     ---------------------------------------------------------
                  YEAR ENDED OCTOBER 31,                                     YEAR ENDED OCTOBER 31,
    ---------------------------------------------------     ---------------------------------------------------------
     2005     2004         2003       2002       2001        2005          2004        2003        2002        2001
    ------   -------      ------     ------     -------     -------     -----------   -------     -------     -------
    $ 9.09   $  9.33      $ 9.45     $ 9.62     $  9.21     $  9.07       $  9.31     $  9.44     $  9.60     $  9.20
    ------   -------      ------     ------     -------     -------       -------     -------     -------     -------
      0.28      0.25        0.39       0.43        0.55        0.29          0.27        0.42        0.44        0.59
     (0.24)    (0.07)      (0.08)     (0.14)       0.41       (0.20)        (0.05)      (0.07)      (0.11)       0.40
    ------   -------      ------     ------     -------     -------       -------     -------     -------     -------
      0.04      0.18        0.31       0.29        0.96        0.09          0.22        0.35        0.33        0.99
    ------   -------      ------     ------     -------     -------       -------     -------     -------     -------
     (0.36)    (0.42)      (0.43)     (0.46)      (0.55)      (0.41)        (0.46)      (0.48)      (0.49)      (0.59)
    ------   -------      ------     ------     -------     -------       -------     -------     -------     -------
     (0.36)    (0.42)      (0.43)     (0.46)      (0.55)      (0.41)        (0.46)      (0.48)      (0.49)      (0.59)
    ------   -------      ------     ------     -------     -------       -------     -------     -------     -------
    $ 8.77   $  9.09      $ 9.33     $ 9.45     $  9.62     $  8.75       $  9.07     $  9.31     $  9.44     $  9.60
    ======   =======      ======     ======     =======     =======       =======     =======     =======     =======
     0.46%     1.84%       3.38%      3.16%      10.69%       1.00%         2.39%       3.82%       3.60%      11.07%
    ======   =======      ======     ======     =======     =======       =======     =======     =======     =======
    $8,582   $ 7,781      $5,783     $3,520     $ 1,257     $79,683       $80,504     $91,911     $89,932     $81,370
     0.87%     0.87%       0.86%      0.73%       0.75%       0.33%         0.33%       0.33%       0.30%       0.33%
     0.94%     0.87%       0.86%      0.77%       0.75%       0.33%         0.33%       0.33%       0.30%       0.33%
     2.59%     2.44%       4.00%      4.16%       5.76%       3.15%         3.00%       4.54%       4.63%       6.26%
     2.52%     2.44%       4.00%      4.12%       5.76%       3.15%         3.00%       4.54%       4.63%       6.26%
       38%       41%         81%        63%        104%         38%           41%         81%         63%        104%

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

     For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended October 31, 2005, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited):

Balanced Fund                          41.7%
Large Cap Value Fund                   82.1%
Large Cap Growth Fund                  94.2%
Mid-Cap Value Fund                     69.1%
Emerging Markets Fund                   0.1%
Enhanced Income Fund                    6.5%

     For shareholders in the Funds, the percentage of dividend income distributed for the year ended October 31, 2005, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is as follows (unaudited):

Balanced Fund                         41.3%
Large Cap Value Fund                 100.0%
Large Cap Growth Fund                100.0%
Mid-Cap Value Fund                    97.0%
Emerging Markets Fund                100.0%

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(Unaudited)
--------------------------------------------------------------------------------

     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

William F. Quinn** (57)        Trustee and       President, American Beacon Advisors, Inc. (1986-Present);
                               President of      Chairman (1989-2003) and Director (1979-1986, 2003-Present),
                             Trust since 1987    American Airlines Federal Credit Union; Director, Crescent
                                                 Real Estate Equities, Inc. (1994-Present); Director,
                                                 Pritchard, Hubble & Herr, LLC (investment advisor)
                                                 (2001-Present); Advisory Director, Southern Methodist
                                                 University Endowment Fund (1996-Present); Member, Southern
                                                 Methodist University Cox School of Business Advisory Board
                                                 (1999-2002); Member, New York Stock Exchange Pension Manager
                                                 Committee (1997-1998, 2000-2002); Chairman, Committee for
                                                 the Investment of Employee Benefits Defined Benefit
                                                 Sub-Committee (1982-Present); Director, United Way of
                                                 Tarrant County (1988-2000, 2004-Present); Trustee, American
                                                 Beacon Mileage Funds (1995-Present); Trustee, American
                                                 Beacon Select Funds (1999-Present); Trustee, American Beacon
                                                 Master Trust (1995-Present).

Alan D. Feld** (68)         Trustee since 1996   Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                                                 (1960-Present); Director, Clear Channel Communications
                                                 (1984-Present); Trustee, CenterPoint Properties
                                                 (1994-Present); Trustee, American Beacon Mileage Funds
                                                 (1996-Present); Trustee, American Beacon Select Funds
                                                 (1999-Present); Trustee, American Beacon Master Trust
                                                 (1996-Present).

NON-INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

W. Humphrey Bogart (61)     Trustee since 2004   Consultant, New River Canada Ltd. (mutual fund servicing
                                                 company) (1998-2003); Board Member, Baylor University
                                                 Medical Center Foundation (1992-Present); Trustee, American
                                                 Beacon Mileage Funds (2004-Present); Trustee, American
                                                 Beacon Select Funds (2004-Present); Trustee, American Beacon
                                                 Master Trust (2004-Present).

--------------------------------------------------------------------------------

(Unaudited)
--------------------------------------------------------------------------------

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
NON-INTERESTED TRUSTEES (CONT.)

Brenda A. Cline (44)        Trustee since 2004   Vice President, Chief Financial Officer, Treasurer and
301 Commerce Street                              Secretary, Kimbell Art Foundation (1993-Present); Trustee,
Suite 2240                                       Texas Christian University (1999-Present); Trustee, W.I.
Fort Worth, Texas 76102                          Cook Foundation, Inc. (d/b/a Cook Children's Health
                                                 Foundation) (2001-Present); Trustee, American Beacon Mileage
                                                 Funds (2004-Present); Trustee, American Beacon Select Funds
                                                 (2004-Present); Trustee, American Beacon Master Trust
                                                 (2004-Present).

Richard A. Massman (62)     Trustee since 2004   Senior Vice President and General Counsel, Hunt
                                                 Consolidated, Inc. (holding company engaged in energy, real estate, farming, ranching and venture capital activities)
                                                 (1994-Present); Trustee, American Beacon Mileage Funds
                                                 (2004-Present); Trustee, American Beacon Select Funds
                                                 (2004-Present); Trustee, American Beacon Master Trust
                                                 (2004-Present).

Stephen D. O'Sullivan (70)  Trustee of Trust     Consultant (1994-Present); Trustee, American Beacon Mileage
                                since 1987       Funds (1995- Present); Trustee, American Beacon Select Funds
                                                 (1999-Present); Trustee, American Beacon Master Trust
                                                 (1995-Present).

R. Gerald Turner (59)       Trustee since 2001   President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                         Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                         Company, Inc. (1996-Present); Director, California Federal
Dallas, Texas 75275                              Preferred Capital Corp. (2001-2003); Director, Kronus
                                                 Worldwide Inc. (chemical manufacturing) (2003-Present);
                                                 Director, First Broadcasting Investment Partners, LLC
                                                 (2003-Present); Member, United Way of Dallas Board of
                                                 Directors; Member, Salvation Army of Dallas Board of
                                                 Directors; Member, Methodist Hospital Advisory Board;
                                                 Member, Knight Commission on Intercollegiate Athletics;
                                                 Trustee, American Beacon Mileage Funds (2001-Present);
                                                 Trustee, American Beacon Select Funds (2001-Present);
                                                 Trustee, American Beacon Master Trust (2001-Present).

Kneeland Youngblood (49)    Trustee since 1996   Managing Partner, Pharos Capital Group, LLC (a private
100 Crescent Court                               equity firm) (1998- Present); Trustee, The Hockaday School
Suite 1740                                       (1997-Present); Director, Starwood Hotels and Resorts
Dallas, Texas 75201                              (2001-Present); Member, Council on Foreign Relations (1995-
                                                 Present); Director, Just For the Kids (1995-2001); Director,
                                                 L&B Realty Advisors (1998-2000); Trustee, Teachers
                                                 Retirement System of Texas (1993-1999); Director, Starwood
                                                 Financial Trust (1998-2001); Trustee, St. Mark's School of
                                                 Texas (2002-Present); Trustee, American Beacon Mileage Funds
                                                 (1996-Present); Trustee, American Beacon Select Funds
                                                 (1999-Present); Trustee, American Beacon Master Trust
                                                 (1996-Present).

--------------------------------------------------------------------------------

(Unaudited)
--------------------------------------------------------------------------------

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
OFFICERS
                                  TERM
                            ------------------
                                One Year

Brian E. Brett (45)           VP since 2004      Vice President, Director of Sales, American Beacon Advisors,
                                                 Inc. (2004-Present); Regional Vice President, Neuberger
                                                 Berman, LLC (investment advisor) (1996-2004).

Nancy A. Eckl (43)          VP of Trust since    Vice President, Trust Investments, American Beacon Advisors,
                                   1990          Inc. (1990-Present).

Michael W. Fields (51)      VP of Trust since    Vice President, Fixed Income Investments, American Beacon
                                   1989          Advisors, Inc. (1988- Present).

Rebecca L. Harris (38)       Treasurer since     Vice President, Finance, American Beacon Advisors, Inc.
                                   1995          (1995-Present).

John B. Roberson (47)       VP of Trust since    Vice President, Client Relations & Special Projects,
                                   1989          American Beacon Advisors, Inc. (2004-Present); Vice
                                                 President, Director of Sales, American Beacon Advisors, Inc.
                                                 (1991-2004); Director, Pritchard, Hubble & Herr, LLC
                                                 (investment advisor) (2001-Present).

Christina E. Sears (34)     Chief Compliance     Chief Compliance Officer, American Beacon Advisors, Inc.
                              Officer since      (2004-Present); Senior Compliance Analyst, American Beacon
                                 2004 and        Advisors, Inc. (1998-2004).
                             Secretary since
                                   2005

---------------

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's investment advisors.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
PRIVACY POLICY
(Unaudited)
--------------------------------------------------------------------------------

     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     - information we receive from you on applications or other forms;

     - information about your transactions with us or our service providers; and

     - information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                               (LIGHTHOUSE LOGO)

--------------------------------------------------------------------------------

                          (AMERICAN BEACON FUNDS LOGO)
--------------------------------------------------------------------------------
DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Funds through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS:


                     (KEYBOARD GRAPHIC)                                            (MOUSE GRAPHIC)
                         BY E-MAIL:                                                ON THE INTERNET:
             american-beacon.funds@ambeacon.com                    Visit our website at www.americanbeaconfunds.com

--------------------------------------------------------------------------------


                    (TELEPHONE GRAPHIC)                                           (MAILBOX GRAPHIC)
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                         American Beacon Funds
                    Call (800) 658-5811                                    4151 Amon Carter Blvd., MD 2450
                       AMR Class(SM)                                             Fort Worth, TX 76155
                    Call (800) 345-2345
            PlanAhead Class(R) and Service Class
                    Call (800) 388-3344

--------------------------------------------------------------------------------

       AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES                     AVAILABILITY OF PROXY VOTING POLICY AND RECORDS
In addition to the Schedule of Investments provided in each        A description of the policies and procedures that the Funds
semi-annual and annual report, each Fund files a complete          use to determine how to vote proxies relating to portfolio
schedule of its portfolio holdings with the Securities and         securities is available in each Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of the first and        Additional Information, which may be obtained free of charge
third fiscal quarters. The Funds' Forms N-Q are available on       by calling 1-800-967-9009 or by accessing the SEC's website
the SEC's website at www.sec.gov. The Forms N-Q may also be        at www.sec.gov. Each Fund's proxy voting record for the most
reviewed and copied at the SEC's Public Reference Room, 450        recent year ended June 30 is filed annually with the SEC on
Fifth Street, NW, Washington, DC 20549. Information                Form N-PX. The Funds' Forms N-PX are available on the SEC's
regarding the operation of the SEC's Public Reference Room         website at www.sec.gov. Each Fund's proxy voting record may
may be obtained by calling 1-800-SEC-0330. A complete              also be obtained by calling 1-800-967-9009.
schedule of each Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of each fiscal
quarter.

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT            DISTRIBUTOR
    STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES     REGISTERED PUBLIC      FORESIDE FUND SERVICES
    Boston, Massachusetts         Kansas City, Missouri              ACCOUNTING FIRM        Portland, Maine
                                                                     ERNST & YOUNG LLP
                                                                     Chicago, Illinois

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Large Cap Growth Fund, American Beacon Mid-Cap Value Fund, American Beacon Emerging Markets Fund, American Beacon High Yield Bond Fund, American Beacon Enhanced Income Fund, American Beacon Intermediate Bond Fund and American Beacon Short-Term Bond Fund are service marks of American Beacon Advisors, Inc.

AR 10/05
535724

    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


ANNUAL REPORT

[PHOTO]


OCTOBER 31, 2005

INTERNATIONAL EQUITY FUND




Formerly known as the
American AAdvantage Funds

About American Beacon Advisors
--------------------------------

Since 1986, American Beacon
Advisors has offered a variety
of products and investment
advisory services to numerous
institutional and retail
clients, including a variety of
mutual funds, corporate cash
management, and separate account
management.

Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations,
financial planners, and other
institutional investors. With
American Beacon Advisors, you
can put the experience of a
multi-billion dollar asset
management firm to work for your
company.


                                                Contents
                                                -----------------------------------------------
                                                President's Message...........               1
                                                Market and Performance
                                                   Overview...................               2
                                                Schedule of Investments.......               20
                                                Additional Information...............Back Cover

Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in foreign equities entails additional risk not associated with domestic equities, such as currency fluctuations, economic and political instability and differences in accounting standards.

American Beacon Funds                                           October 31, 2005

(BILL QUINN PICTURE)

                                                      FELLOW SHAREHOLDERS,

                                                      I am pleased to present
                                                      you with the Annual Report
                                                      for the American Beacon
                                                      International Equity Fund
                                                      for the twelve months
                                                      ended October 31, 2005. As
                                                      investors faced increasing
                                                      oil prices, rising
                                                      interest rates and
                                                      devastating natural
                                                      disasters internationally,
                                                      most financial markets
                                                      experienced modest growth.
                                                      The exception to this rule
                                                      was the strong performance
                                                      of international markets.
                                                      The Dow Jones Industrial
                                                      Average posted gains of
                                                      6.5%, the S&P 500 Index
                                                      increased by 8.7% and the
MSCI EAFE Index returned 18.1%. The American Beacon International Equity Fund posted strong performance as the Institutional Class recorded a gain of 15.0% for the year.

     Please review the enclosed market overviews, portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or access your account information, please visit our web site at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon International Equity Fund.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President, American Beacon Funds

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009.

INTERNATIONAL EQUITY MARKET OVERVIEW

--------------------------------------------------------------------------------

International equities continued to outperform U.S. equities in the twelve-months ending October 31, 2005 with the MSCI EAFE index up +18.1 percent in U.S. dollar terms vs. +8.7 percent for the S&P 500. Returns were even greater for international equities in local currency terms as the dollar appreciated considerably against most major currencies during this period. The dollar gained approximately 9.1 percent vs. the Japanese Yen, 6.3 percent vs. the Euro and 3.7 percent vs. the British Pound. The main driver for the dollar's performance was the widening interest rate differential between the U.S. and other regions as the Federal Reserve continued to raise the short-term Fed Funds rate to 4 percent, while the European Central Bank kept short-term rates at a six-decade low of 2 percent. Japan kept rates at essentially zero and the Bank of England actually lowered rates once.

     Stocks rose sharply at the end of 2004 as oil prices eased, alleviating concerns that higher energy costs would restrain earnings and economic growth. The rally started right after the U.S. presidential election, as uncertainty over the election's outcome was lifted. On a regional basis, markets in the 12-country euro region, were among the index's best performers for the quarter, led by Austria, France, and Germany. U.K. stocks trailed other euro regions due to declines in energy shares, as oil prices fell, and to losses experienced by drug makers after Merck & Co. recalled its Vioxx painkiller. Japanese stocks also lagged, as Japan's economy stalled and the yen reached a four-year high late in 2004.

     After concerns regarding global growth emerged in the first half of 2005, international stocks later rebounded as investors became more confident that companies' profit forecasts could withstand record energy prices. Energy stocks outpaced the market as the price of oil briefly topped $70 per barrel after hurricanes Katrina and Rita devastated the Gulf shores, crippling U.S. oil production and refining in the area. Growth in the European economies appeared to be improving. In Germany, business confidence rose to a new high in September. Unemployment in Italy reached a new low, and consumer spending in France was strong. European multi-national corporations have benefited from a weak euro in 2005, making their goods more attractive abroad.

     Japanese stocks were among the best performers, as investors cheered the reelection of Prime Minister Koizumi and the reshuffling of his cabinet. Many feel that Koizumi's strong showing in the polls has given him a clear mandate to continue the restructuring of the Japanese economy, including privatization of the postal savings system. There is also increasing optimism that deflation is near an end with land prices in Tokyo rising for the first time in fifteen years and speculation that the Bank of Japan will soon end its zero interest rate policy. Japanese banks would be one of the biggest beneficiaries of higher interest rates, as well as lower delinquencies and greater loan volumes as a result of the improving economy. Investors have also been encouraged that consumer and capital spending are fueling an economic rebound in Japan, rather than exports and government outlays.

     The combination of a global economic recovery and extremely accommodative monetary policy around the world has led to significant outperformance of the riskier parts of the global equity markets, such as small stocks, deeply cyclical companies, and emerging markets stocks. As the economic recovery matures, and central banks in many parts of the world tighten monetary policy, we will watch for investors to rotate into larger, more consistently profitable companies. The outperformance of smaller stocks has already begun to moderate in the United States and this trend may spread internationally going forward.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM)
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the International Equity Fund returned 15.04% for the twelve months ended October 31, 2005. The Fund underperformed the MSCI EAFE Index (the "Index") return of 18.09% and the Lipper International Funds Index return of 18.91%.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 10/31/95 THROUGH 10/31/05
(PERFORMANCE GRAPH)

                                                                              LIPPER INTERNATIONAL
                                                   INSTITUTIONAL CLASS             FUNDS INDEX               MSCI EAFE INDEX
                                                   -------------------        --------------------           ---------------
10/95                                                     10000                       10000                       10000
10/96                                                     11727                       11262                       11047
10/97                                                     13965                       12768                       11558
10/98                                                     14550                       13360                       12674
10/99                                                     17457                       16438                       15593
10/00                                                     17869                       17005                       15140
10/01                                                     14913                       12907                       11366
10/02                                                     13346                       11582                        9865
10/03                                                     17564                       14655                       12532
10/04                                                     21515                       17082                       14893
10/05                                                     24750                       20313                       17587

                             ANNUALIZED TOTAL RETURNS
                            ---------------------------   VALUE OF
                              PERIODS ENDED 10/31/05       $10,000
                            ---------------------------   10/31/95-
                            1 YEAR   5 YEARS   10 YEARS   10/31/05
                            ------   -------   --------   ---------
Institutional Class(1)....  15.04%    6.73%      9.49%     $24,750
PlanAhead Class(1)........  14.73%    6.54%      9.24%     $24,200
AMR Class(1)..............  15.32%    6.98%      9.77%     $24,024
Service Class(1,2)........  14.45%    6.38%      9.16%     $25,403
Lipper Int'l. Funds
 Index....................  18.91%    3.62%      7.37%     $20,313
MSCI EAFE Index...........  18.09%    3.04%      5.81%     $17,587

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the five-year and ten-year periods represents the total returns achieved by the PlanAhead Class from 4/30/95 up to 5/1/03, the inception date of the Service Class, and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the PlanAhead Class. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 4/30/95.

     The Fund underperformed the Index over the past fiscal year primarily due to unfavorable country allocation and stock selection. However, timing differences in currency pricing between the Fund (4 p.m. Eastern time) and the Index (4 p.m. London time), and Fund expenses also negatively impacted the Fund relative to the Index.

     From a country perspective, poor stock selections, particularly in Finland and Japan, more than offset strong selections in countries including the United Kingdom. In Finland, Stora Enso dropped 6.5% while UPM-Kymmene only gained 2.5% for the time period. Investments in Seiko Epson Corporation (down 40.1%), Konica Minolta Holdings (down 37.4%) and Sony Corporation (down 6.8%) hampered the Fund's performance in Japan. The poor stock selection was somewhat offset by owning UK stocks British American Tobacco Industries (up 52.9%), BAE Systems (up 38.8%) and GlaxoSmithKline (up 27.9%). In addition, underweighting Australia (up 25.0%) and overweighting the two worst performing EAFE markets, Portugal (down 0.3%) and Ireland (up 2.3%), detracted value during the time period.

     Unlike country attribution, all of the value detracted from a sector perspective was due to stock selection as sector allocation was slightly positive. Stock selection was particularly weak in Materials, Financials and Information Technology. Within the Materials sector, in addition to weak performance by Stora Enso and Upm-Kymmene, Alcan also performed poorly. Financial firms Royal Bank of Scotland Group and HSBC Holdings detracted from results while investments in Konica Minolta Holdings and Celestica hurt performance in the Information Technology sector. On a more positive note, the Fund did add value by underweighting Information Technology, the worst sector for the period, which gained just 3.5%.

     Although economic and market conditions vary from period to period, the Fund's primary strategy remains consistent as it focuses on investing in undervalued companies with above-average earnings growth expectations.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM) -- CONTINUED
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                      % OF
                                                   NET ASSETS
                                                   ----------
GlaxoSmithKline plc                                   2.4%
Royal Bank of Scotland Group plc                      2.1%
Sanofi-Synthelabo                                     1.9%
Total S.A.                                            1.8%
Vodafone Group plc                                    1.6%
BAE Systems plc                                       1.4%
BNP Paribas S.A.                                      1.4%
France Telecom S.A.                                   1.4%
Koninklijke (Royal) Philips Electronics N.V.          1.3%
Nestle SA                                             1.3%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                            26.0%
Consumer Discretionary                                12.9%
Industrials                                           11.7%
Telecommunication Services                             9.6%
Health Care                                            8.7%
Energy                                                 8.4%
Consumer Staples                                       8.2%
Information Technology                                 5.5%
Materials                                              5.4%
Utilities                                              3.7%

REGIONAL ALLOCATION*
(PIE CHART)

EUROPE                                                 PACIFIC RIM                NORTH AMERICA              CENTRAL AMERICA
------                                                 -----------                -------------              ---------------
71                                                        27.1                         1.7                         0.2

*   Allocation based upon gross investments in American Beacon
    Master Services International Equity Portfolio.

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2005 through October 31, 2005.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY FUND(SM) -- CONTINUED
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as redemption fees. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                           BEGINNING    ENDING      EXPENSES PAID
                            ACCOUNT     ACCOUNT    DURING PERIOD*
                             VALUE       VALUE         5/1/05-
                            5/1/05     10/31/05       10/31/05
                           ---------   ---------   ---------------
INSTITUTIONAL CLASS
Actual                     $1,000.00   $1,066.57        $3.58
Hypothetical               $1,000.00   $1,021.74        $3.50
  (5% return before expenses)
PLANAHEAD CLASS
Actual                     $1,000.00   $1,065.06        $4.92
Hypothetical               $1,000.00   $1,020.44        $4.81
  (5% return before expenses)
AMR CLASS
Actual                     $1,000.00   $1,067.21        $2.22
Hypothetical               $1,000.00   $1,023.06        $2.17
  (5% return before expenses)
SERVICE CLASS
Actual                     $1,000.00   $1,063.47        $6.18
Hypothetical               $1,000.00   $1,019.21        $6.05
  (5% return before expenses)

* Expense amounts are inclusive of the Fund's proportionate share of expenses of the American Beacon Master Trust International Equity Portfolio. Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.69%, 0.94%, 0.43%, 1.19%, for the Institutional, PlanAhead, AMR, and Service Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON INTERNATIONAL EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
October 31, 2005
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of American Beacon International Equity Fund:

     We have audited the accompanying statement of assets and liabilities of American Beacon International Equity Fund (the "Fund"), a fund comprising the American Beacon Funds (formerly known as the American AAdvantage International Equity Fund and the American AAdvantage Funds, respectively) as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon International Equity Fund at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                         (ERNST & YOUNG LLP)

Chicago, Illinois
December 21, 2005

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2005 (in thousands, except share and per share amounts)
--------------------------------------------------------------------------------

ASSETS:
    Investments in Portfolio, at value......................  $ 2,296,913
    Receivable for fund shares sold.........................        2,819
                                                              -----------
        TOTAL ASSETS........................................    2,299,732
                                                              -----------
LIABILITIES:
    Payable for fund shares redeemed........................          691
    Administrative service and service fees payable.........          388
    Other liabilities.......................................          359
                                                              -----------
        TOTAL LIABILITIES...................................        1,438
                                                              -----------
NET ASSETS..................................................  $ 2,298,294
                                                              ===========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................  $ 1,775,769
    Undistributed net investment income.....................       38,005
    Accumulated net realized gain (loss)....................      132,556
    Unrealized appreciation (depreciation) of investments,
     futures contracts and foreign currency.................      351,964
                                                              -----------
NET ASSETS..................................................  $ 2,298,294
                                                              ===========
Shares outstanding (no par value):
    Institutional Class.....................................   61,305,014
                                                              ===========
    PlanAhead Class.........................................   26,977,017
                                                              ===========
    Service Class...........................................      144,951
                                                              ===========
    AMR Class...............................................   21,214,486
                                                              ===========
Net asset value, offering and redemption price per share:
    Institutional Class.....................................  $     20.98
                                                              ===========
    PlanAhead Class.........................................  $     20.79
                                                              ===========
    Service Class...........................................  $     20.61
                                                              ===========
    AMR Class...............................................  $     21.12
                                                              ===========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
Year Ended October 31, 2005 (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM THE PORTFOLIO:
    Investment income (net of foreign taxes of $8,849)......  $ 62,469
    Expenses................................................    (8,756)
                                                              --------
        NET INVESTMENT INCOME ALLOCATED FROM THE
        PORTFOLIO...........................................    53,713
                                                              --------
FUND EXPENSES:
    Administrative service fees (Note 2):
      Institutional Class...................................     2,960
      PlanAhead Class.......................................     1,163
      Service Class.........................................         6
    Transfer agent fees:
      Institutional Class...................................       186
      PlanAhead Class.......................................        97
      Service Class.........................................         1
      AMR Class.............................................        14
    Professional fees.......................................        47
    Registration fees and expenses..........................       120
    Service fees:
      PlanAhead Class (Note 2)..............................     1,163
      Service Class (Note 2)................................         6
    Distribution fees -- Service Class (Note 2).............         6
    Prospectus and shareholder reports......................       405
    Other expenses..........................................        16
                                                              --------
        TOTAL FUND EXPENSES.................................     6,190
                                                              --------
NET INVESTMENT INCOME.......................................    47,523
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED
  FROM THE PORTFOLIO:
    Net increase from payments by affiliates (Note 2).......       902
    Net realized gain.......................................   185,926
    Change in net unrealized gain...........................    44,556
                                                              --------
        NET GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM THE
        PORTFOLIO...........................................   231,384
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $278,907
                                                              ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                 YEAR ENDED OCTOBER 31,
                                                              ----------------------------
                                                                   2005            2004
                                                              --------------    ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................    $   47,523      $   25,715
    Net realized gain (loss) on investments, futures
     contracts, and foreign currency transactions...........       186,828**       111,748
    Change in unrealized gain allocated from the
     Portfolio..............................................        44,556         153,263
                                                                ----------      ----------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................       278,907         290,726
                                                                ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class...................................       (13,529)        (19,224)
      PlanAhead Class.......................................        (4,004)         (4,201)
      Service Class.........................................           (22)             --
      AMR Class.............................................        (7,644)         (9,135)
                                                                ----------      ----------
        NET DISTRIBUTIONS TO SHAREHOLDERS...................       (25,199)        (32,560)
                                                                ----------      ----------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares...........................       766,799         670,346
    Reinvestment of dividends and distributions.............        22,373          28,865
    Cost of shares redeemed.................................      (545,309)       (379,293)
    Redemption fees.........................................            58              21
                                                                ----------      ----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
        SHARE TRANSACTIONS..................................       243,921         319,939
                                                                ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS.......................       497,629         578,105
                                                                ----------      ----------
NET ASSETS:
    Beginning of period.....................................     1,800,665       1,222,560
                                                                ----------      ----------
    END OF PERIOD*..........................................    $2,298,294      $1,800,665
                                                                ==========      ==========
    *  Includes undistributed net investment income (loss)
     of.....................................................    $   33,121      $   10,007
                                                                ==========      ==========
    ** Includes $902 payment by affiliate (Note 2).

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2005
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust"), formerly known as the American AAdvantage Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon International Equity Fund, a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager"), formerly known as AMR Investment Services, Inc., is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     The American Beacon International Equity Fund (the "Fund"), formerly known as the American AAdvantage International Equity Fund, invests all of its investable assets in the International Equity Portfolio (the "Portfolio") of the American Beacon Master Trust, formerly known as the AMR Investment Services Trust International Equity Portfolio, which has the same investment objectives as the Fund. The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At October 31, 2005 the Fund's investment was 96.0% of the Portfolio.

     The financial statements of the Portfolio, including Notes to Financial Statements, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Notes to Financial Statements of the Portfolio include a discussion of investment valuation, security transactions and investment income, the management agreement and securities lending.

  Class Disclosure

     The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                                       OFFERED TO:                            SERVICE AND DISTRIBUTION FEES:
------                                       -----------                            ------------------------------
INSTITUTIONAL CLASS  Investors making an initial investment of $2 million         Administrative Service        0.25%
                                                                                  Fee --
PLANAHEAD CLASS      General public and investors investing through an            Administrative Service        0.25%
                     intermediary                                                 Fee --                        0.25%
                                                                                  Service Fee --
SERVICE CLASS        Investors investing through an intermediary                  Administrative Service        0.25%
                                                                                  Fee --                        0.25%
                                                                                  Service Fee --                0.25%
                                                                                  Distribution Fee --
AMR CLASS            Investors in the tax-exempt retirement and benefit plans of  N/A
                     AMR Corporation and its affiliates

     Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

  Security Valuation

     The Fund records its investment in the Portfolio at fair value. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

 Redemption Fees

     The Fund imposes a 2% redemption fee on certain Institutional, PlanAhead and Service Class shares held for less than 30 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in the Fund. The "first-in, first-out" method is used to determine the holding period.

 Investment Income

     The Fund records its share of net investment income and realized and unrealized gain (loss) in the Portfolio each day. All net investment income and realized and unrealized gain (loss) of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

  Dividends to Shareholders

     Dividends from net investment income of the Fund normally will be declared and paid annually. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement that obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

receives an annualized fee of .25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund.

  Distribution Plans

     The Trust, except for the Service Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free air transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended. At October 31, 2005, AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof owned 100% of AMR Class shares of the Fund.

     During the period ended October 31, 2005, subadvisors voluntarily reimbursed the Portfolio for certain losses totaling $941,000. A $383,000 reimbursement was made to compensate the Portfolio for a loss associated with a rights offering that expired. The shares that would have been acquired through a full exercise of the rights were subsequently purchased on the open market. The subadvisor reimbursed the Portfolio for the appreciation of the shares over the exercise price, transaction costs and foreign exchange costs incurred in making this purchase in the open market. A $558,000 reimbursement was made to compensate the Portfolio for a loss associated with a security

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

that violated investment restrictions. The reimbursement amount allocated to the Fund totaled $902,000 for the period and is reflected in the gain/loss section of the Statement of Operations.

  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating Funds. At October 31, 2005, the Fund had not utilized the credit facility.

3.   FEDERAL INCOME AND EXCISE TAXES

     It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are determined in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions during the fiscal years ended October 31, 2005 and October 31, 2004 were as follows (in thousands):

                                                                 YEAR ENDED            YEAR ENDED
                                                              OCTOBER 31, 2005      OCTOBER 31, 2004
                                                              ----------------      ----------------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class.....................................      $13,529               $19,224
    PlanAhead Class.........................................        4,004                 4,201
    Service Class...........................................           22                    --
    AMR Class...............................................        7,644                 9,135
LONG-TERM CAPITAL GAIN
    Institutional Class.....................................           --                    --
    PlanAhead Class.........................................           --                    --
    Service Class...........................................           --                    --
    AMR Class...............................................           --                    --
                                                                  -------               -------
        TOTAL DISTRIBUTIONS PAID............................      $25,199               $32,560
                                                                  -------               -------

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

     As of October 31, 2005, the components of distributable earnings were as follows (in thousands):

Cost basis of investments for federal income tax purposes...   $2,100,685
Unrealized appreciation.....................................      382,401
Unrealized depreciation.....................................      (38,421)
                                                               ----------
Net unrealized appreciation/(depreciation)..................      343,980
Undistributed ordinary income...............................       70,438
Undistributed long-term gain/(loss).........................      116,200
                                                               ----------
Distributable earnings......................................   $  530,618
                                                               ==========

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, book amortization for premiums, and the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences that have been reclassified as of October 31, 2005 (in thousands):

Paid-in-capital.............................................  $    --
Undistributed net investment income.........................    4,884
Accumulated net realized gain (loss)........................   (4,884)
Unrealized appreciation (depreciation) of investments,
  futures contracts and foreign currency....................       --

     The Fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended October 31, 2005, the fund utilized $33,901,000 of capital loss carryforwards.

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

4.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Fund
(shares and dollars in thousands):

Year Ended October 31, 2005

                           INSTITUTIONAL CLASS       PLANAHEAD CLASS       SERVICE CLASS          AMR CLASS
                           --------------------    -------------------    ----------------   -------------------
                           SHARES      AMOUNT      SHARES     AMOUNT      SHARES    AMOUNT   SHARES     AMOUNT
                           -------    ---------    ------    ---------    ------    ------   -------   ---------
Shares sold............     16,308    $ 330,188    14,933    $ 299,953       162    $3,261     6,624   $ 133,397
Reinvestment of
  dividends............        543       10,788       199        3,920         1        22       383       7,643
Shares redeemed*.......    (11,284)    (228,220)   (5,111)    (103,087)      (59)   (1,188)  (10,557)   (212,756)
                           -------    ---------    ------    ---------    ------    ------   -------   ---------
Net increase in shares
  outstanding..........      5,567    $ 112,756    10,021    $ 200,786       104    $2,095    (3,550)  $ (71,716)
                           =======    =========    ======    =========    ======    ======   =======   =========

* Net of Redemption Fees

Year Ended October 31, 2004

                            INSTITUTIONAL CLASS      PLANAHEAD CLASS       SERVICE CLASS          AMR CLASS
                            -------------------    -------------------    ----------------   -------------------
                            SHARES     AMOUNT      SHARES     AMOUNT      SHARES    AMOUNT   SHARES     AMOUNT
                            ------    ---------    ------    ---------    ------    ------   -------   ---------
Shares sold.............    15,750    $ 270,812    12,974    $ 218,345        43    $  744    10,345   $ 180,445
Reinvestment of
  dividends.............       975       15,613       258        4,117        --        --       568       9,135
Shares redeemed*........    (7,712)    (131,052)   (7,839)    (128,653)       (3)      (54)   (6,917)   (119,513)
                            ------    ---------    ------    ---------    ------    ------   -------   ---------
Net increase in shares
  outstanding...........     9,013    $ 155,373     5,393    $  93,809        40    $  690     3,996   $  70,067
                            ======    =========    ======    =========    ======    ======   =======   =========

* Net of Redemption Fees

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                                  INSTITUTIONAL CLASS
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                 2005        2004(B)      2003(F)       2002      2001(E)
                                                              ----------    ----------    --------    --------    --------
Net asset value, beginning of period........................  $    18.47    $    15.46    $  12.10    $  13.77    $  17.95
                                                              ----------    ----------    --------    --------    --------
Income from investment operations:
Net investment income(A D)..................................        0.44          0.30        0.25        0.21        0.24
  Net gains (losses) on securities (both realized and
    unrealized)(D)..........................................        2.31          3.12        3.47       (1.62)      (2.96)
                                                              ----------    ----------    --------    --------    --------
Total income (loss) from investment operations..............        2.75          3.42        3.72       (1.41)      (2.72)
                                                              ----------    ----------    --------    --------    --------
Less distributions:
  Dividends from net investment income......................       (0.24)        (0.41)      (0.36)      (0.26)      (0.22)
  Distributions from net realized gains on securities.......          --            --          --          --       (1.24)
                                                              ----------    ----------    --------    --------    --------
Total distributions.........................................       (0.24)        (0.41)      (0.36)      (0.26)      (1.46)
                                                              ----------    ----------    --------    --------    --------
Redemption fees added to beneficial interest................          --(I)         --(I)       --(I)       --          --
                                                              ----------    ----------    --------    --------    --------
Net asset value, end of period..............................  $    20.98    $    18.47    $  15.46    $  12.10    $  13.77
                                                              ==========    ==========    ========    ========    ========
Total return................................................      15.04%        22.49%      31.61%      (10.51)%    (16.54)%
                                                              ==========    ==========    ========    ========    ========
Ratios and supplemental data:
  Net assets, end of period (in thousands)..................  $1,286,441    $1,029,272    $722,333    $537,476    $519,151
  Ratios to average net assets (annualized):
    Expenses, net of waivers(D).............................       0.70%         0.76%       0.79%       0.75%       0.78%
    Expenses, before waivers(D).............................       0.70%         0.76%       0.79%       0.75%       0.78%
    Net investment income, net of waivers(D)................       2.17%         1.69%       1.97%       1.56%       1.54%
    Net investment income (losses), before waivers(D).......       2.17%         1.69%       1.97%       1.56%       1.54%
  Portfolio turnover rate(C)................................         37%           36%         44%         43%         36%

---------------

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) The Boston Company was added as an investment advisor to the International Equity Fund on September 27, 2004.

(C) The International Equity Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Trust International Equity Portfolio.

(E) Causeway Capital Management, LLC replaced Merrill Lynch Investment Managers, L.P. as investment advisor to the International Equity Fund on August 31, 2001.

(F) Independence Investment LLC was removed as an investment advisor to the International Equity Fund on October 24, 2003.

(G)  Not annualized

(H) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

(I)  Amounts represent less than $0.01 per share.

(J)  Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 SERVICE CLASS
                   PLANAHEAD CLASS                       ------------------------------
------------------------------------------------------      YEAR ENDED
                YEAR ENDED OCTOBER 31,                     OCTOBER 31,       MAY 1 TO
------------------------------------------------------   ----------------   OCTOBER 31,
      2005     2004(B)    2003(F)     2002     2001(E)    2005    2004(B)     2003(F)
    --------   --------   --------   -------   -------   ------   -------   -----------
    $  18.31   $  15.34   $  11.95   $ 13.58   $ 17.72   $18.24   $15.31    $    12.18
    --------   --------   --------   -------   -------   ------   ------    ----------
        0.41       0.26       0.22      0.15      0.19     0.37     0.30          0.09
        2.29       3.08       3.46     (1.56)    (2.92)    2.26     2.99          3.04
    --------   --------   --------   -------   -------   ------   ------    ----------
        2.70       3.34       3.68     (1.41)    (2.73)    2.63     3.29          3.13
    --------   --------   --------   -------   -------   ------   ------    ----------
       (0.22)     (0.37)     (0.29)    (0.22)    (0.17)   (0.26)   (0.36)           --
          --         --         --        --     (1.24)      --       --            --
    --------   --------   --------   -------   -------   ------   ------    ----------
       (0.22)     (0.37)     (0.29)    (0.22)    (1.41)   (0.26)   (0.36)           --
    --------   --------   --------   -------   -------   ------   ------    ----------
          --(I)       --(I)       --(I)      --      --      --(I)     --(I)         --(I)
    --------   --------   --------   -------   -------   ------   ------    ----------
    $  20.79   $  18.31   $  15.34   $ 11.95   $ 13.58   $20.61   $18.24    $    15.31
    ========   ========   ========   =======   =======   ======   ======    ==========
      14.73%     22.16%     31.62%    (10.57)%  (16.79)% 14.45%   21.88%        25.70%(G)
    ========   ========   ========   =======   =======   ======   ======    ==========
    $560,770   $310,540   $177,425   $99,636   $113,948  $2,987   $  739    $        1
       0.95%      1.02%      1.10%     1.04%     1.10%    1.21%    1.27%         1.50%(J)
       0.95%      1.02%      1.10%     1.04%     1.10%    1.21%    6.26%     1,139.08%(J)
       1.96%      1.46%      1.68%     1.35%     1.22%    1.70%    0.81%         1.33%(J)
       1.96%      1.46%      1.68%     1.35%     1.22%    1.70%    (4.18)%   (1,136.25)%(J)
         37%        36%        44%       43%       36%      37%      36%           44%(H)

                          AMR CLASS
     ----------------------------------------------------
---
                    YEAR ENDED OCTOBER 31,
---  ----------------------------------------------------
       2005     2004(B)    2003(F)      2002     2001(E)
     --------   --------   --------   --------   --------
     $  18.58   $  15.54   $  12.18   $  13.86   $  18.07
     --------   --------   --------   --------   --------
         0.50       0.34       0.29       0.24       0.28
         2.33       3.14       3.46      (1.62)     (2.98)
     --------   --------   --------   --------   --------
         2.83       3.48       3.75      (1.38)     (2.70)
     --------   --------   --------   --------   --------
        (0.29)     (0.44)     (0.39)     (0.30)     (0.27)
           --         --         --         --      (1.24)
     --------   --------   --------   --------   --------
        (0.29)     (0.44)     (0.39)     (0.30)     (1.51)
     --------   --------   --------   --------   --------
           --(I)       --(I)       --(I)       --       --
     --------   --------   --------   --------   --------
     $  21.12   $  18.58   $  15.54   $  12.18   $  13.86
     ========   ========   ========   ========   ========
       15.32%     22.84%     31.77%     (10.26)%   (16.35)%
     ========   ========   ========   ========   ========
     $448,096   $460,114   $322,801   $264,579   $301,762
        0.44%      0.49%      0.52%      0.49%      0.52%
        0.44%      0.49%      0.52%      0.49%      0.52%
        2.49%      1.97%      2.22%      1.81%      1.78%
        2.49%      1.97%      2.22%      1.81%      1.78%
          37%        36%        44%        43%        36%

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
October 31, 2005
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of American Beacon Master Trust International Equity Portfolio:

     We have audited the accompanying statement of assets and liabilities of American Beacon Master Trust International Equity Portfolio (the "Portfolio"), a portfolio of the American Beacon Master Trust (formerly known as the AMR Investment Services International Equity Portfolio and the AMR Investment Services Trust, respectively), including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Master Trust International Equity Portfolio at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                          (ERNST & YOUNG LLP)

Chicago, Illinois
December 21, 2005

--------------------------------------------------------------------------------

AMERICAN BEACON INTERNATIONAL EQUITY FUND
FEDERAL TAX INFORMATION
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended October 31, 2005, which is designated as qualifying for the dividends-received deduction, is 0.3%.

     For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2005, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 55.5%.

     The Fund designates a foreign tax credit of $6,171,000 and recognizes foreign source income of $67,784,000.

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2005
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
STOCKS - 94.07%
AUSTRALIA - 1.86%
AUSTRALIA PREFERRED STOCK - 0.16%
AMP Limited..................       697,790   $    3,814
                                              ----------
    TOTAL AUSTRALIA PREFERRED
      STOCK..................                      3,814
                                              ----------
AUSTRALIA COMMON STOCK - 1.70%
Alumina Limited..............     1,946,800        8,436
Commonwealth Bank of
  Australia..................       216,840        6,313
Macquarie Airports Management
  Limited+...................     2,332,513        5,249
Macquarie Infrastructure
  Group+.....................     1,991,299        5,120
Multiplex Group+.............     1,580,886        3,919
National Australia Bank......       356,430        8,818
The News Corporation
  Limited+...................       189,580        2,701
                                              ----------
    TOTAL AUSTRALIA COMMON
      STOCK..................                     40,556
                                              ----------
    TOTAL AUSTRALIA..........                     44,370
                                              ----------
BELGIUM COMMON STOCK - 0.23%
Belgacom SA..................       166,900        5,596
                                              ----------
    TOTAL BELGIUM COMMON
      STOCK..................                      5,596
                                              ----------
CANADA COMMON STOCK - 1.56%
Alcan, Incorporated..........       138,171        4,353
BCE, Incorporated............       318,360        7,860
Celestica, Incorporated+.....       757,200        7,187
Husky Energy,
  Incorporated(+)............       141,880        6,547
Manulife Financial
  Corporation................       219,028       11,414
                                              ----------
    TOTAL CANADA COMMON
      STOCK..................                     37,361
                                              ----------
DENMARK COMMON STOCK - 0.13%
Vestas Wind Systems+.........       147,226        3,188
                                              ----------
    TOTAL DENMARK COMMON
      STOCK..................                      3,188
                                              ----------
FINLAND COMMON STOCK - 1.28%
KCI Konecranes Oyj(+)........       112,450        4,884
M-real Oyj...................       459,670        2,187
Nokia Oyj....................       329,500        5,529
Stora Enso Oyj...............       241,700        3,094
UPM-Kymmene Oyj..............       775,600       14,977
                                              ----------
    TOTAL FINLAND COMMON
      STOCK..................                     30,671
                                              ----------
FRANCE COMMON STOCK - 11.03%
Accor S.A....................       109,880        5,484
AXA..........................       951,681       27,553
BNP Paribas S.A. ............       444,278       33,677

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Carrefour S.A. ..............       368,137   $   16,357
Compagnie Generale des
  Etablissements Michelin....       103,230        5,570
France Telecom S.A.+.........     1,240,630       32,244
Lafarge S.A. ................        68,700        5,650
Lagardere S.C.A. ............       122,500        8,416
Sanofi-Synthelabo............       555,517       44,470
Schneider Electric S.A. .....       150,370       12,347
Suez S.A. ...................       596,573       16,146
Total S.A. ..................       173,850       43,774
Vinci S.A. ..................       155,072       12,105
                                              ----------
    TOTAL FRANCE COMMON
      STOCK..................                    263,793
                                              ----------
GERMANY - 6.24%
GERMANY PREFERRED STOCK - 1.14%
Depfa Bank plc...............       571,319        8,895
Deutsche Bank AG.............       140,800       13,187
Heidelberger Druck(+)........       146,000        4,636
Schering AG..................         9,100          562
                                              ----------
    TOTAL GERMANY PREFERRED
      STOCK..................                     27,280
                                              ----------
GERMANY COMMON STOCK - 5.10%
BASF AG+(+)..................        60,610        4,369
Bayer AG(+)..................       118,010        4,097
Bayerische Motoren Werke
  (BMW) AG...................       261,882       11,360
Celesio AG(+)................       135,245       11,689
Deutsche Post AG.............     1,249,012       27,832
E.ON AG+(+)..................       150,032       13,593
Merck KGaA(+)................        44,840        3,710
Muenchener Rueckversicherung-
  Gesellschaft AG+(+)........        23,787        2,794
Siemens AG...................       287,750       21,399
Volkswagen AG(+).............       389,300       21,209
                                              ----------
    TOTAL GERMANY
      COMMON STOCK...........                    122,052
                                              ----------
    TOTAL GERMANY............                    149,332
                                              ----------
HONG KONG COMMON STOCK - 2.16%
Cheung Kong Holdings
  Limited....................       869,000        9,072
Denway Motors Limited........     6,500,000        1,956
HBSC Holdings plc+...........       297,600        4,662
Henderson Land Development
  Company Limited............     2,045,000        9,135
Hutchison Whampoa Limited....       207,000        1,965
PetroChina Company
  Limited+...................    20,910,000       16,000
Swire Pacific Limited+.......       995,500        8,934
                                              ----------
    TOTAL HONG KONG COMMON
      STOCK..................                     51,724
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
IRELAND COMMON STOCK - 1.53%
Allied Irish Banks plc.......       280,490   $    5,870
Bank of Ireland..............     1,012,300       15,377
CRH plc......................       616,495       15,409
                                              ----------
    TOTAL IRELAND COMMON
      STOCK..................                     36,656
                                              ----------
ITALY COMMON STOCK - 2.58%
Banco Popolare di Verona e
  Novara Scrl................       326,908        6,033
Eni S.p.A.(+)................       829,291       22,181
Finmeccanica SpA.............       228,260        4,151
Telecom Italia S.p.A. .......     5,317,389       15,383
UniCredito Italiano
  S.p.A.(+)..................     2,514,353       14,040
                                              ----------
    TOTAL ITALY COMMON
      STOCK..................                     61,788
                                              ----------
JAPAN COMMON STOCK - 17.12%
Acom Company Limited.........       125,550        8,176
Alps Electric Company
  Limited(+).................       186,300        2,959
Canon, Incorporated..........       224,300       11,870
DENSO Corporation............       105,500        3,011
East Japan Railway Company...         2,282       13,603
Fujitsu Limited..............     1,138,000        7,543
Hitachi Limited+.............       713,000        4,384
Honda Motor Company
  Limited....................       245,700       13,647
Hoya Corporation+(+).........       334,800       11,635
Fuji Photo Film Company
  Limited....................       119,000        3,800
Japan Tobacco, Incorporated..           250        3,957
The Joyo Bank Limited........       583,000        3,910
Kao Corporation..............       270,000        6,448
KDDI Corporation.............         1,782       10,171
Konica Minolta Holdings,
  Inc. ......................     1,291,840       10,690
Mabuchi Motor Company
  Limited(+).................        71,800        3,494
Minebea Company Limited......     1,098,000        4,286
Mitsubishi Tokyo Financial
  Group, Incorporated........         1,642       20,705
Murata Manufacturing Company
  Limited....................       265,600       13,329
NEC Corporation..............       434,000        2,158
Nidec Corporation............       106,100        6,210
Nintendo Company Limited.....        53,200        5,972
Nippon Express Company.......     1,845,500       10,135
Nippon Telegraph & Telephone
  Corporation+...............         1,294        6,166
Nomura Holdings,
  Incorporated...............     1,193,100       18,372
NTT DoCoMo, Incorporated.....         3,725        6,448
Promise Company Limited......       197,050       12,522
Ricoh Company Limited........       328,000        5,196

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
ROHM Company Limited.........       103,000   $    8,351
Sekisui House Limited........       560,000        6,969
Seiko Epson Corporation......       143,200        3,529
Shinsei Bank, Limited(+).....       984,000        5,736
Shin-Etsu Chemical Company
  Limited....................       267,800       12,889
Sompo Japan Insurance,
  Incorporated...............       628,000        9,444
Sony Corporation.............       391,300       12,760
Sumitomo Chemical Company
  Limited....................     1,169,600        6,905
Sumitomo Mitsui Financial
  Group, Incorporated+.......         1,086       10,113
Sumitomo Trust and Banking
  Company Limited............       863,000        7,332
Takeda Chemical Industries
  Limited....................       475,800       26,163
Takefuji Corporation.........       343,370       24,131
Tokyo Gas Company
  Limited(+).................     2,408,000        9,486
Toyoda Gosei Company
  Limited(+).................       225,988        4,234
Toyota Motor Corporation.....       432,400       20,075
Yamanouchi Pharmaceutical
  Company Limited............       296,100       10,588
                                              ----------
    TOTAL JAPAN COMMON
      STOCK..................                    409,502
                                              ----------
MEXICO COMMON STOCK - 0.19%
Telefonos de Mexico, S.A. de
  C.V., ADR+.................       223,400        4,508
                                              ----------
    TOTAL MEXICO COMMON
      STOCK..................                      4,508
                                              ----------
NETHERLANDS COMMON STOCK - 7.08%
ABN AMRO Holding N.V. .......       368,276        8,701
Heineken N.V. ...............       179,600        5,688
IHC Caland N.V. .............        78,300        6,052
ING Groep N.V. ..............       859,014       24,766
Koninklijke (Royal) Philips
  Electronics N.V. ..........     1,184,167       30,952
Reed Elsevier N.V. ..........       200,230        2,695
Royal Dutch Shell plc, A
  shares.....................       893,330       27,543
Royal Dutch Shell plc, A
  shares, ADR+...............        13,600          844
Royal Dutch Shell plc, B
  shares.....................       801,629       26,155
TPG N.V.+....................       791,081       18,667
Unilever N.V. ...............        78,447        5,518
VNU N.V. ....................       196,600        6,250
Wolters Kluwer N.V. .........       300,910        5,581
                                              ----------
    TOTAL NETHERLANDS COMMON
      STOCK..................                    169,412
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
NEW ZEALAND COMMON STOCK - 0.34%
Telecom Corporation of New
  Zealand Limited(+).........     1,985,869   $    8,126
                                              ----------
    TOTAL NEW ZEALAND COMMON
      STOCK..................                      8,126
                                              ----------
NORWAY COMMON STOCK - 1.60%
Frontline Limited+(+)........       220,200        8,770
DnB Nor ASA..................       287,500        2,940
Statoil ASA..................       392,200        8,708
Telenor ASA..................     1,828,790       17,874
                                              ----------
    TOTAL NORWAY
      COMMON STOCK...........                     38,292
                                              ----------
PORTUGAL COMMON STOCK - 0.97%
Energias de Portugal,
  S.A. ......................     2,433,100        6,884
Portugal Telecom, SGPS,
  S.A. ......................     1,795,103       16,217
                                              ----------
    TOTAL PORTUGAL COMMON
      STOCK..................                     23,101
                                              ----------
SINGAPORE COMMON STOCK - 1.24%
Creative Technology Limited..       659,320        4,836
Development Bank of Singapore
  Group Holdings Limited.....     1,652,095       14,950
Oversea-Chinese Banking
  Corporation Limited........     2,655,960        9,895
                                              ----------
    TOTAL SINGAPORE COMMON
      STOCK..................                     29,681
                                              ----------
SOUTH KOREA COMMON STOCK - 2.75%
Kookmin Bank, ADR+(+)........       262,210       15,318
Korea Electric Power
  Corporation................        86,860        2,833
KT Corporation+..............       134,110        5,414
LG Electronics,
  Incorporated...............        76,760        5,019
POSCO........................        26,221        5,364
Samsung Electronics Company
  Limited....................        36,645       19,609
Samsung Electronics Company
  Limited, GDR, 144A (Note
  A)+........................        22,500        6,008
SK Telecom Company Limited...        34,976        6,325
                                              ----------
    TOTAL SOUTH KOREA COMMON
      STOCK..................                     65,890
                                              ----------
SPAIN COMMON STOCK - 2.17%
Banco Popular Espanol SA.....       526,400        6,392
Banco Santander Central
  Hispano SA.................        36,150          461

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Banco Santander Central
  Hispano SA GDR.............       583,044   $    7,390
Iberdrola S.A. ..............       227,197        6,080
Repsol YPF S.A.+.............       284,340        8,475
Telefonica S.A.+.............     1,440,047       22,968
                                              ----------
    TOTAL SPAIN COMMON
      STOCK..................                     51,766
                                              ----------
SWEDEN COMMON STOCK - 2.24%
Atlas Copco AB(+)............       491,430        8,975
Autoliv, Incorporated+(+)....       156,650        6,729
Electrolux AB(+).............       256,480        5,973
ForeningsSparbanken AB(+)....       144,600        3,567
Nordea AB+...................       641,720        6,291
Securitas AB(+)..............       397,230        6,037
Stora Enso Oyj, Series A.....        70,802          912
Stora Enso Oyj, Series
  R(+).......................       222,142        2,846
TDC A/S+.....................       116,000        6,494
Volvo AB(+)..................       140,410        5,776
                                              ----------
    TOTAL SWEDEN COMMON
      STOCK..................                     53,600
                                              ----------
SWITZERLAND COMMON STOCK - 6.98%
Adecco SA....................       143,820        6,133
Ciba Specialty Chemicals
  Holding, Incorporated......       143,000        8,215
Compagnie Financiere
  Richemont AG...............       191,300        7,280
Credit Suisse Group..........       589,085       26,043
Geberit AG...................         7,131        4,931
Lonza Group AG...............       132,493        7,632
Nestle SA+...................       101,010       30,066
Novartis AG..................       552,530       29,708
Swiss Reinsurance............       232,040       15,668
Syngenta AG..................        71,951        7,702
UBS AG.......................        68,050        5,776
Zurich Financial Services
  AG+........................       104,100       17,741
                                              ----------
    TOTAL SWITZERLAND COMMON
      STOCK..................                    166,895
                                              ----------
UNITED KINGDOM COMMON STOCK - 22.79%
Alliance Unichem plc.........       409,450        5,586
AMVESCAP plc.................       353,530        2,223
Anglo American plc...........       221,595        6,546
Aviva plc....................       902,640       10,659
BAA plc......................       950,007       10,318
BAE Systems plc+.............     5,886,740       34,422
Barclays plc.................     1,461,500       14,480
Barratt Development plc......       567,300        7,593
Boots Group plc..............       589,500        6,423
BP plc.......................     2,700,520       29,890
British American Tobacco
  Industries plc.............       783,545       17,246

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
British Sky Broadcasting
  Group plc..................       786,860   $    7,104
BT Group plc+................     1,602,643        6,050
Cadbury Schweppes plc........     1,838,870       18,099
Centrica plc.................     3,788,395       16,004
Cobham plc...................       922,800        2,514
Compass Group plc............     3,539,535       11,906
Diageo plc...................     1,475,147       21,805
GKN plc......................     1,597,018        7,867
GlaxoSmithKline plc+.........     2,228,806       57,987
HBOS plc.....................       438,600        6,476
HSBC Holdings plc............       575,500        9,056
Imperial Tobacco Group plc...       344,340        9,875
Kingfisher plc...............     2,189,968        8,215
Marks and Spencer Group
  plc+.......................     1,358,500       10,035
National Grid plc............     1,356,178       12,400
Pearson plc..................       476,710        5,300
Prudential plc...............     1,036,550        8,698
Reed Elsevier plc+...........       887,360        8,101
Rentokil Initial plc.........     1,495,670        4,064
Reuters Group plc+...........     1,421,272        9,034
Rolls-Royce plc..............     1,128,050        7,289
Rolls-Royce Group plc+.......    37,676,870           67
Royal Bank of Scotland Group
  plc........................     1,770,732       49,026
J. Sainsbury plc.............     1,368,008        6,756
Shire Pharmaceuticals Group
  plc........................       378,040        4,466

                                  SHARES        VALUE
                               ------------   ----------
                                (DOLLARS IN THOUSANDS)
Smiths Group plc.............       455,630   $    7,356
Standard Chartered plc.......       184,450        3,873
Tate & Lyle plc..............       967,877        7,938
TI Automotive+*..............       681,500           --
Unilever plc.................     2,804,221       28,432
Vodafone Group plc...........    14,260,347       37,427
Yell Group plc...............       843,830        6,606
                                              ----------
    TOTAL UNITED KINGDOM
      COMMON STOCK...........                    545,212
                                              ----------
    TOTAL STOCKS.............                  2,250,464
                                              ----------
SHORT TERM INVESTMENTS - 12.37%
American Beacon Enhanced Cash
  Trust (Notes B and C)......   107,179,722      107,180
American Beacon Money Market
  Select Fund (Notes B and
  C).........................   188,616,031      188,616
                                              ----------
    TOTAL SHORT TERM
      INVESTMENTS............                    295,796
                                              ----------
TOTAL INVESTMENTS - 106.44%
  (COST $2,174,367)..........                  2,546,260
                                              ----------
LIABILITIES, NET OF OTHER
  ASSETS - (6.44%)...........                   (154,013)
                                              ----------
TOTAL NET ASSETS - 100%......                 $2,392,247
                                              ==========

---------------

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the value of these securities amounted to $6,008 or 0.25% of net assets.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

 (+) - All or a portion of the security is on loan at October 31, 2005. See Note 5.

+ - Non-income producing security.

* - Valued at fair value pursuant to procedures approved by the Board of Trustees.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

FUTURES CONTRACTS
(DOLLARS IN THOUSANDS)

                                                                                          UNREALIZED
                                                     NO. OF     EXPIRATION    MARKET    APPRECIATION/
                                                    CONTRACTS      DATE       VALUE     (DEPRECIATION)
                                                    ---------   ----------   --------   --------------
France CAC 40 Index...............................     281       Dec 2005    $ 14,935       $ (223)
Germany DAX Index.................................      73       Dec 2005      10,770         (235)
UK FTSE 100 Index.................................     423       Dec 2005      39,856         (470)
Hang Seng Index...................................      28       Nov 2005       2,598           (1)
Italy MIB 30 Index................................      30       Dec 2005       5,887         (234)
Tokyo FE TOPIX Index..............................     309       Dec 2005      38,491        3,171
Spain IBEX 35 Index...............................      50       Nov 2005       6,271           41
Sweden OMX Index..................................     335       Nov 2005       3,715           38
Canada S&PCDA 60 Index............................     118       Dec 2005      11,726         (471)
Australia SPI Index...............................     100       Dec 2005       8,327          (83)
Netherlands 200 AEX Index.........................      55       Nov 2005       5,188           78
                                                                             --------       ------
                                                                             $147,764       $1,611
                                                                             ========       ======

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
(DOLLARS IN THOUSANDS)

                                                              SETTLEMENT    MARKET    UNREALIZED
CONTRACTS TO RECEIVE                                             DATE       VALUE     GAIN/(LOSS)
--------------------                                          ----------   --------   -----------
7,849 Australian Dollar.....................................  12/16/2005   $  5,859     $  (187)
9,376 Canadian Dollar.......................................  12/16/2005      7,949         (33)
24,854 Euro Currency........................................  12/16/2005     29,861      (1,099)
2,700,730 Japanese Yen......................................  12/16/2005     23,326      (1,516)
16,881 Pound Sterling.......................................  12/16/2005     29,866      (1,123)
18,531 Swedish Krona........................................  11/16/2005      2,335        (149)
11,140 Swiss Franc..........................................  12/16/2005      8,677        (354)
                                                                           --------     -------
TOTAL CONTRACTS TO RECEIVE
  (PAYABLE AMOUNT $112,334).................................               $107,873     $(4,461)
                                                                           ========     =======
NET CURRENCY FLUX...........................................                            $(4,461)
                                                                                        =======

INDUSTRY DIVERSIFICATION

                                                              PERCENT OF
                                                              NET ASSETS
                                                              ----------
Consumer Discretionary......................................    12.12%
Consumer Staples............................................     7.72%
Energy......................................................     7.95%
Financials..................................................    24.42%
Health Care.................................................     8.15%
Industrials.................................................    10.96%
Information Technology......................................     5.18%
Materials...................................................     5.08%
Short-Term Investments......................................    12.37%
Telecommunications Services.................................     9.00%
Utilities...................................................     3.49%
Liabilities, Net of Other Assets............................     (6.44)%
                                                               -------
                                                               100.00%
                                                               =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2005 (in thousands)
--------------------------------------------------------------------------------

ASSETS:
    Investments in unaffiliated securities, at value(A C)...  $2,250,464
    Investments in affiliated securities, at value(B).......     295,796
    Cash denominated in foreign currency (cost $5,006)......       5,010
    Deposit with broker for futures contracts...............      20,087
    Dividends and interest receivable.......................       3,943
    Reclaims receivable.....................................         150
    Receivable for investments sold.........................          41
    Receivable for variation margin on open futures
     contracts..............................................       2,619
                                                              ----------
        TOTAL ASSETS........................................   2,578,110
                                                              ----------
LIABILITIES:
    Payable for investments purchased.......................       2,687
    Payable upon return of securities loaned................     176,304
    Management and investment advisory fees payable (Note
     2).....................................................       2,222
    Unrealized depreciation on foreign currency contracts...       4,461
    Other liabilities.......................................         189
                                                              ----------
        TOTAL LIABILITIES...................................     185,863
                                                              ----------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS....  $2,392,247
                                                              ==========
---------------
(A) Cost of unaffiliated securities.........................  $1,878,571
(B) Cost of affiliated securities...........................  $  295,796
(C) Market value of securities on loan......................  $  167,603

STATEMENT OF OPERATIONS
Year ended October 31, 2005 (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest income.........................................  $    212
    Dividend income from unaffiliated securities (net of
     foreign taxes of $9,235)...............................    58,505
    Dividend income from affiliated securities..............     3,350
    Income derived from securities lending, net (Note 4)....     3,130
                                                              --------
        TOTAL INVESTMENT INCOME.............................    65,197
                                                              --------
EXPENSES:
    Management and investment advisory fees (Note 2)........     7,905
    Custodian fees..........................................     1,034
    Professional fees.......................................       105
    Other expenses..........................................        98
                                                              --------
        TOTAL EXPENSES......................................     9,142
                                                              --------
NET INVESTMENT INCOME.......................................    56,055
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from:
      Investments...........................................   121,488
      Commission recapture (Note 5).........................       363
      Foreign currency transactions.........................    45,711
      Futures contracts.....................................    26,614
    Change in net unrealized appreciation or depreciation
     of:
      Investments...........................................   155,367
      Foreign currency contracts and translations...........     1,799
      Futures contracts.....................................  (109,826)
    Net increase from payments by affiliates................       941
                                                              --------
        NET GAIN ON INVESTMENTS.............................   242,457
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $298,512
                                                              ========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                              YEAR ENDED OCTOBER 31,
                                                              -----------------------
                                                                 2005         2004
                                                              ----------   ----------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income...................................  $   56,055   $   31,238
    Net realized gain (loss) on investments, futures
     contracts and foreign currency transactions............     194,176      117,757
    Net increase from payments by affiliates (Note 2).......         941           --
    Change in net unrealized appreciation or depreciation of
     investments, futures contracts and foreign currency
     translations...........................................      47,340      162,138
                                                              ----------   ----------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................     298,512      311,133
                                                              ----------   ----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Contributions...........................................     770,101      676,161
    Withdrawals.............................................    (559,367)    (387,228)
                                                              ----------   ----------

        NET INCREASE IN NET ASSETS RESULTING FROM
        TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS.....     210,734      288,933
                                                              ----------   ----------
NET INCREASE IN NET ASSETS..................................     509,246      600,066
                                                              ----------   ----------
NET ASSETS:
    Beginning of period.....................................   1,883,001    1,282,935
                                                              ----------   ----------
    END OF PERIOD...........................................  $2,392,247   $1,883,001
                                                              ==========   ==========

-------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS:
-------------------------------------------------------------------------------------

                                                                         YEAR ENDED OCTOBER 31,
                                                         -------------------------------------------------------
                                                            2005        2004     2003     2002     2001    2000
                                                         -----------   ------   ------   -------   -----   -----
TOTAL RETURN...........................................    15.38%(A)   22.85%   31.97%   (10.25%)    N/A     N/A
RATIOS TO AVERAGE NET ASSETS:
    Expenses...........................................     0.41%       0.46%    0.49%     0.47%   0.49%   0.44%
    Net investment income..............................     2.49%       1.99%    2.26%     1.86%   1.82%   1.93%
PORTFOLIO TURNOVER RATE................................       37%         36%      44%       43%     36%     45%

---------------

(A)  Total return prior to reimbursements by subadvisors was 15.34% (Note 2)

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
October 31, 2005
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Master Trust (the "Trust"), formerly known as AMR Investment Services Trust, is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company that was organized as a trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of November 1, 2004. Prior to November 1, 2004, the Trust was organized as a trust under the laws of the State of New York. The American Beacon Master Trust International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Board") to issue beneficial interests in the Portfolio.

     American Beacon Advisors, Inc. (the "Manager"), formerly known as AMR Investment Services, Inc., is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolio.

  Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method which approximates market value.

     Securities for which the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board. In light of the judgement involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

     Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant such that they will, in the judgement of the pricing committee of the Portfolio, clearly and materially affect the value of securities, the previous closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

  Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     The Portfolio may purchase securities with delivery or payment to occur at a later date. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

     Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

     There is uncertainty regarding the collectibility of tax reclaims by the Portfolio due to its partnership status for federal income tax purposes. As such, the Portfolio did not accrue tax reclaims totaling $897,336 during the period. Upon determination of the Portfolio's entitlement to benefits under foreign tax treaties, if any, tax reclaim income will be accrued.

  Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.

  Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract.

  Futures Contracts

     The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Portfolio is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The initial margin amount is reflected as Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Federal Income and Excise Taxes

     The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, portfolio management and securities lending services. Investment assets of the Portfolio are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to ..10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

investment activities of the Portfolio. Management fees paid during the period were as follows (dollars in thousands):

                          AMOUNTS PAID TO   NET AMOUNTS
MANAGEMENT   MANAGEMENT     INVESTMENT      RETAINED BY
 FEE RATE       FEE          ADVISORS         MANAGER
----------   ----------   ---------------   -----------
..25%-.60%      $7,905         $5,652          $2,253

     As compensation for services provided by the Manager in connection with securities lending activities, the Portfolio pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the year ended October 31, 2005, the Portfolio paid securities lending fees of $431,846 to the Manager. This fee is netted against securities lending income in the Statement of Operations.

  Investment in Affiliated Funds

     The Portfolio is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and approved procedures by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"), an affiliated fund. The Portfolio and the Select Fund have the same investment advisor and therefore, are considered to be affiliated. Cash collateral received by the Portfolio in connection with securities lending may be invested in the Select Fund and the American Beacon Enhanced Cash Trust (collectively, the "Affiliated Funds"). The Manager serves as Trustee and investment advisor to the Affiliated Funds and receives an annualized fee equal to 0.10% of the average daily net assets of the Affiliated Funds. During the period, the Manager earned fees from the Affiliated Funds totaling $121,825 on the Portfolio's direct investment in the Affiliated Funds, and $440,321 from securities lending collateral invested in the Affiliated Funds.

     During the period, the Fund had purchases of $1,089,485,000 and sales of $1,100,723,000, for an ending balance of $119,493,000, excluding balances held in the securities lending collateral account.

  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Portfolio, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Portfolio to borrow from, or lend money to, other participating series managed by the Manager. At October 31, 2005, the Portfolio had not utilized the credit facility.

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free air transportation

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

     During the year ended October 31, 2005, subadvisors voluntarily reimbursed the Portfolio for certain losses totaling $941,000. A $383,000 reimbursement was made to compensate the Portfolio for a loss associated with a rights offering that expired. The shares that would have been acquired through a full exercise of the rights were subsequently purchased on the open markets. The subadvisor reimbursed the Portfolio for the appreciation of the shares over the exercise price, transaction costs and foreign exchange costs incurred in making this purchase in the open market. A $558,000 reimbursement was made to compensate the Portfolio for a loss associated with a security that violated investment restrictions. These reimbursements are reflected in the gain/loss section of the Statement of Operations.

3.   INVESTMENT TRANSACTIONS

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, (in thousands), for the year ended October 31, 2005 were $1,087,075 and $778,783, respectively.

4.   SECURITIES LENDING

     The Portfolio may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Portfolio and the Agent and is recorded as income for the Portfolio. To the extent that a loan is secured by non-cash collateral, brokers pay the Portfolio negotiated lenders' fees, which are divided between the Portfolio and the Agent and are recorded as securities lending income for the Portfolio. The Portfolio also continues to receive income on the securities loaned, and any gain or loss in the market prices of securities loaned that may occur during the term of the loan.

     Risks to the Portfolio in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

     At October 31, 2005, securities with a market value of approximately $167,603,000 were loaned by the Portfolio. Cash collateral held by the custodian for the Portfolio in an investment in the Affiliated Funds totaled $176,304,000.

--------------------------------------------------------------------------------

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

5.   COMMISSION RECAPTURE

     The Portfolio has established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio.

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
AND THE AMERICAN BEACON MASTER TRUST
(Unaudited)
--------------------------------------------------------------------------------

     The Trustees and officers of the American Beacon Funds (the "Trust") and the American Beacon Master Trust (the "Master Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS        WITH EACH TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

William F. Quinn** (57)        Trustee and       President, American Beacon Advisors, Inc. (1986-Present);
                               President of      Chairman (1989-2003) and Director (1979-1986, 2003-Present),
                             Trust since 1987    American Airlines Federal Credit Union; Director, Crescent
                              and AMR Trust      Real Estate Equities, Inc. (1994-Present); Director,
                                since 1995       Pritchard, Hubble & Herr, LLC (investment advisor)
                                                 (2001-Present); Advisory Director, Southern Methodist
                                                 University Endowment Fund (1996-Present); Member, Southern
                                                 Methodist University Cox School of Business Advisory Board
                                                 (1999-2002); Member, New York Stock Exchange Pension Manager
                                                 Committee (1997-1998, 2000-2002); Chairman, Committee for
                                                 the Investment of Employee Benefits Defined Benefit
                                                 Sub-Committee (1982-Present); Director, United Way of
                                                 Tarrant County (1988-2000, 2004-Present); Trustee, American
                                                 Beacon Mileage Funds (1995-Present); Trustee, American
                                                 Beacon Select Funds (1999-Present).

Alan D. Feld** (68)         Trustee since 1996   Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                                                 (1960-Present); Director, Clear Channel Communications
                                                 (1984-Present); Trustee, CenterPoint Properties
                                                 (1994-Present); Trustee, American Beacon Mileage Funds
                                                 (1996-Present); Trustee, American Beacon Select Funds
                                                 (1999-Present).

NON-INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*

W. Humphrey Bogart (61)     Trustee since 2004   Consultant, New River Canada Ltd. (mutual fund servicing
                                                 company) (1998-2003); Board Member, Baylor University
                                                 Medical Center Foundation (1992-Present); Trustee, American
                                                 Beacon Mileage Funds (2004-Present); Trustee, American
                                                 Beacon Select Funds (2004-Present).

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
AND THE AMERICAN BEACON MASTER TRUST -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS        WITH EACH TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
NON-INTERESTED TRUSTEES (CONT.)

Brenda A. Cline (44)        Trustee since 2004   Vice President, Chief Financial Officer, Treasurer and
301 Commerce Street                              Secretary, Kimbell Art Foundation (1993-Present); Trustee,
Suite 2240                                       Texas Christian University (1999-Present); Trustee, W.I.
Fort Worth, Texas 76102                          Cook Foundation, Inc. (d/b/a Cook Children's Health
                                                 Foundation) (2001-Present); Trustee, American Beacon Mileage
                                                 Funds (2004-Present); Trustee, American Beacon Select Funds
                                                 (2004-Present).

Richard A. Massman (62)     Trustee since 2004   Senior Vice President and General Counsel, Hunt
                                                 Consolidated, Inc. (holding company engaged in energy, real estate, farming, ranching and venture capital activities)
                                                 (1994-Present); Trustee, American Beacon Mileage Funds
                                                 (2004-Present); Trustee, American Beacon Select Funds
                                                 (2004-Present).

Stephen D. O'Sullivan (70)  Trustee of Trust     Consultant (1994-Present); Trustee, American Beacon Mileage
                              since 1987 and     Funds (1995-Present); Trustee, American Beacon Select Funds
                             AMR Trust since     (1999- Present).
                                   1995

R. Gerald Turner (59)       Trustee since 2001   President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                         Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                         Company, Inc. (1996- Present); Director, California Federal
Dallas, Texas 75275                              Preferred Capital Corp. (2001- 2003); Director, Kronus
                                                 Worldwide Inc. (chemical manufacturing) (2003-Present);
                                                 Director, First Broadcasting Investment Partners, LLC
                                                 (2003-Present); Member, United Way of Dallas Board of
                                                 Directors; Member, Salvation Army of Dallas Board of
                                                 Directors; Member, Methodist Hospital Advisory Board;
                                                 Member, Knight Commission on Intercollegiate Athletics;
                                                 Trustee, American Beacon Mileage Funds (2001-Present);
                                                 Trustee, American Beacon Select Funds (2001-Present).

Kneeland Youngblood (49)    Trustee since 1996   Managing Partner, Pharos Capital Group, LLC (a private
100 Crescent Court                               equity firm) (1998-Present); Trustee, The Hockaday School
Suite 1740                                       (1997-Present); Director, Starwood Hotels and Resorts
Dallas, Texas 75201                              (2001-Present); Member, Council on Foreign Relations
                                                 (1995-Present); Director, Just For the Kids (1995-2001);
                                                 Director, L&B Realty Advisors (1998-2000); Trustee, Teachers
                                                 Retirement System of Texas (1993-1999); Director, Starwood
                                                 Financial Trust (1998-2001); Trustee, St. Mark's School of
                                                 Texas (2002-Present); Trustee, American Beacon Mileage Funds
                                                 (1996-Present); Trustee, American Beacon Select Funds (1999-
                                                 Present).

OFFICERS
                                  TERM
                            ------------------
                                One Year

Brian E. Brett (45)           VP since 2004      Vice President, Director of Sales, American Beacon Advisors,
                                                 Inc. (2004-Present); Regional Vice President, Neuberger
                                                 Berman, LLC (investment advisor) (1996-2004).

Nancy A. Eckl (43)          VP of Trust since    Vice President, Trust Investments, American Beacon Advisors,
                               1990 and AMR      Inc. (1990-Present).
                             Trust since 1995

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
AND THE AMERICAN BEACON MASTER TRUST -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS        WITH EACH TRUST                      AND CURRENT DIRECTORSHIPS
---------------------       -----------------            -------------------------------------------
OFFICERS (CONT.)

Michael W. Fields (51)      VP of Trust since    Vice President, Fixed Income Investments, American Beacon
                               1989 and AMR      Advisors, Inc. (1988-Present).
                             Trust since 1995

Rebecca L. Harris (38)       Treasurer since     Vice President, Finance, American Beacon Advisors, Inc.
                                   1995          (1995- Present).

John B. Roberson (47)       VP of Trust since    Vice President, Client Relations & Special Projects,
                               1989 and AMR      American Beacon Advisors, Inc. (2004-Present); Vice
                             Trust since 1995    President, Director of Sales, American Beacon Advisors, Inc.
                                                 (1991-2004); Director, Pritchard, Hubble & Herr, LLC
                                                 (investment advisor) (2001-Present).

Christina E. Sears (34)     Chief Compliance     Chief Compliance Officer, American Beacon Advisors, Inc.
                              Officer since      (2004- Present); Senior Compliance Analyst, American Beacon
                                 2004 and        Advisors, Inc. (1998-2004).
                             Secretary since
                                   2005

---------------

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust and AMR Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's and AMR Trust's investment advisors.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
PRIVACY POLICY
(Unaudited)
--------------------------------------------------------------------------------

     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     - information we receive from you on applications or other forms;

     - information about your transactions with us or our service providers; and

     - information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                               (LIGHTHOUSE LOGO)

--------------------------------------------------------------------------------

                          (AMERICAN BEACON FUNDS LOGO)
--------------------------------------------------------------------------------

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:


                     (KEYBOARD GRAPHIC)                                            (MOUSE GRAPHIC)
                         BY E-MAIL:                                                ON THE INTERNET:
             American-Beacon.Funds@ambeacon.com                    Visit our website at www.americanbeaconfunds.com

--------------------------------------------------------------------------------


                    (TELEPHONE GRAPHIC)                                           (MAILBOX GRAPHIC)
                       BY TELEPHONE:                                                   BY MAIL:
                    Institutional Class                                         American Beacon Funds
                    Call (800) 658-5811                                    4151 Amon Carter Blvd., MD 2450
                       AMR Class(SM)                                             Fort Worth, TX 76155
                    Call (800) 345-2345
            PlanAhead Class(R) and Service Class
                    Call (800) 388-3344

--------------------------------------------------------------------------------

       AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES                     AVAILABILITY OF PROXY VOTING POLICY AND RECORDS
In addition to the Schedule of Investments provided in each        A description of the policies and procedures that the Funds
semi-annual and annual report, each Fund files a complete          use to determine how to vote proxies relating to portfolio
schedule of its portfolio holdings with the Securities and         securities is available in each Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of the first and        Additional Information, which may be obtained free of charge
third fiscal quarters. The Funds' Forms N-Q are available on       by calling 1-800-967-9009 or by accessing the SEC's website
the SEC's website at www.sec.gov. The Forms N-Q may also be        at www.sec.gov. Each Fund's proxy voting record for the most
reviewed and copied at the SEC's Public Reference Room, 450        recent year ended June 30 is filed annually with the SEC on
Fifth Street, NW, Washington, DC 20549. Information                Form N-PX. The Funds' Forms N-PX are available on the SEC's
regarding the operation of the SEC's Public Reference Room         website at www.sec.gov. Each Fund's proxy voting record may
may be obtained by calling 1-800-SEC-0330. A complete              also be obtained by calling 1-800-967-9009.
schedule of each Fund's portfolio holdings is also available on the Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of each fiscal
quarter.

FUND SERVICE PROVIDERS:

    CUSTODIAN                     TRANSFER AGENT                     INDEPENDENT            DISTRIBUTOR
    STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES     REGISTERED PUBLIC      FORESIDE FUND SERVICES
    Boston, Massachusetts         Kansas City, Missouri              ACCOUNTING FIRM        Portland, Maine
                                                                     ERNST & YOUNG LLP
                                                                     Chicago, Illinois

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon International Equity Fund is a service mark of American Beacon Advisors, Inc.

AR 10/05
535723

    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


ANNUAL REPORT

[PHOTO]


OCTOBER 31, 2005

SMALL CAP VALUE FUND




Formerly known as the
American AAdvantage Funds

About American Beacon
--------------------------------

Since 1986, American Beacon
Advisors has offered a variety
of products and investment
advisory services to numerous
institutional and retail
clients, including a variety of
mutual funds, corporate cash
management, and separate account
management.


Our clients include defined
benefit plans, defined
contribution plans, foundations,
endowments, corporations,
financial planners, and other
institutional investors. With
American Beacon Advisors, you
can put the experience of a
multi-billion dollar asset
management firm to work for your
company.


                                 Contents
                                 ----------------------------------------------
                                 President's Message...........               1
                                 Market and Performance Overview...           2

                                 Schedule of Investments.......               7

                                 Additional Information..............Back Cover

Any opinions herein, including forecasts, reflect our judgement as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies.

American Beacon Funds                                           October 31, 2005

(BILL QUINN PICTURE)

                                                      FELLOW SHAREHOLDERS,

                                                      I am pleased to present
                                                      you with the Annual
                                                      Report for the American
                                                      Beacon Small Cap Value
                                                      Fund for the twelve
                                                      months ended October 31,
                                                      2005. As investors faced
                                                      increasing oil prices,
                                                      rising interest rates and
                                                      devastating hurricane
                                                      damage, most financial
                                                      markets experienced modest
                                                      growth. The Dow Jones
                                                      Industrial Average posted
                                                      gains of 6.5%, the S&P 500
                                                      Index increased by 8.7%
                                                      and the Russell 2000 Index
                                                      returned 12.1%. The
                                                      American Beacon Small Cap
                                                      Value Fund-Institutional
Class posted strong returns of 12.9% for the fiscal year.


     Earlier in 2005, the Fund was closed to new investors in an effort to protect the interests of existing shareholders. Despite this, the Fund grew to $2.9 billion at October 31, 2005. Additionally, as of August 31, 2005, Dreman Value Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. joined the fund's five existing sub-advisors, bringing the total number to eight. These managers were added to ensure existing shareholders could continue to invest in the Fund. Our greatest priority is striving to deliver exceptional investment results to shareholders; we believe these steps allow us to preserve the integrity of our successful investment philosophy.

     Please review the enclosed market overviews, portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or access your account information, please visit our web site at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Small Cap Value Fund.

                                            Sincerely,

                                            /s/ WILLIAM F. QUINN
                                            William F. Quinn
                                            President, American Beacon Funds

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009.

DOMESTIC EQUITY MARKET OVERVIEW

--------------------------------------------------------------------------------

     Toward the end of 2004, the U.S. equity markets rallied, posting particularly strong results. The broad market surged in the final quarter of 2004, as many indicators pointed to a respectable expansion and election uncertainty was removed. Strong Gross Domestic Product (GDP) growth, a gradually improving labor market and easing of oil prices from prior highs were all factors that contributed to the rally.

     Stocks got off to a weak start in the first quarter of 2005. Though productivity and economic growth remained strong, equities faced dual headwinds of rising oil prices and interest rates. While both styles struggled, value stocks in the Russell indices outperformed their growth counterparts in the first quarter. With regard to size, midcap stocks held up the best, followed by large caps. Small cap issues trailed in the quarter, likely on pressure from profit taking after several quarters of outperformance. Sector performance varied widely in the S&P 500 Index, with more than 25 percentage points separating the top performer from the bottom. Four of the ten sectors advanced in the first quarter. Energy was by far the strongest performer in the quarter, posting a total return of +17.58%. Telecommunication Services, Information Technology, Financials and Consumer Discretionary were the worst-performing sectors in the first quarter, all declining more than 5%.

     Despite record oil prices and decelerating growth in U.S. operating earnings, most major domestic equity indices managed to reverse course from the prior quarter and eke out low single-digit gains in the second quarter of 2005. Overall, growth stocks in the Russell indices outperformed their value counterparts in the second quarter. With regard to size, small cap stocks performed the best, followed by midcaps, with large cap issues bringing up the rear. Sector performance varied widely in the S&P 500 Index, with more than 18 percentage points separating the leader from the laggard, and six of the ten sectors advanced. The defensive Utilities sector was the strongest performer, rising 9.31%. Materials was the worst-performing sector, posting a total return of -9.46%.

     During the third quarter of 2005, stocks posted solid gains across the board. Overall, growth stocks in the Russell indices outperformed their value counterparts in the third quarter. With regard to size, midcap stocks performed the best, followed by small caps, with large cap issues bringing up the rear. Sector performance again varied widely in the S&P 500 Index, with more than 19 percentage points separating the leader from the laggard, with all but two of the ten sectors advancing during the quarter. Sky-rocketing oil prices made Energy the big winner, rising 18.25%. The Telecommunication Services and Consumer Discretionary sectors were both in negative territory, posting total returns of -1.05% and -0.88%, respectively. Some investors were disappointed that the Fed didn't decide to hold off on its rate hike in the wake of Hurricane Katrina. While both Katrina and Rita were tragic events with significant human as well as economic loss, the Federal Open Market Committee (FOMC) stated that it believes the impact on the economy will be transitory. As largely expected, the FOMC raised the Federal Funds target 25 basis points at both its August and September meetings to stand at 3.75%.

     The U.S. stock market pulled back slightly in October, with the major equity indices posting low-single digit losses. Contrary to recent trends, growth stocks outperformed their value counterparts for the month. With respect to size, large cap issues led, followed by mid caps, with small cap stocks trailing the pack. Most international equity markets reported low- to mid-single digit loses for the month. Only two of the ten sectors in the S&P 500 Index posted gains in October. The best-performing sectors were Financials and Materials, returning 3.16% and 0.51%, respectively. Energy was the worst-performing sector with a return of -9.35%.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM)
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     The Institutional Class of the Small Cap Value Fund returned 12.90% for the twelve months ended October 31, 2005, lagging the Russell 2000 Value Index ("Index") return of 13.04% and the Lipper Small-Cap Value Funds Index return of 14.74% for the same period.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 FOR THE PERIOD FROM 12/31/98* THROUGH 10/31/05
(PERFORMANCE GRAPH)

                                                                          LIPPER SMALL-CAP VALUE        RUSSELL 2000 VALUE
                                                INSTITUTIONAL CLASS           FUNDS INDEX                    INDEX
                                                -------------------       ----------------------        ------------------
12/98                                                   10000.00                    10000.00                    10000.00
10/99                                                    9070.00                     9513.00                     9508.00
10/00                                                   10320.00                    11261.00                    11153.00
10/01                                                   12400.00                    12151.00                    12129.00
10/02                                                   12808.00                    11799.00                    11822.00
10/03                                                   18886.00                    16693.00                    16584.00
10/04                                                   22637.00                    19551.00                    19567.00
10/05                                                   25557.00                    22433.00                    22119.00

*   Inception of Institutional Class of Fund

                              ANNUALIZED TOTAL RETURNS
                             ---------------------------
                               PERIODS ENDED 10/31/05      VALUE OF
                             ---------------------------    $10,000
                                                 SINCE     12/31/98-
                             1 YEAR   5 YEARS    INCEP.    10/31/05
                             ------   -------   --------   ---------
Institutional Class(1).....  12.90%   19.89%     14.72%     $22,557
PlanAhead Class(1,2).......  12.63%   19.53%     14.43%     $25,119
AMR Class(1,2).............  13.23%   20.21%     15.03%     $26,032
Service Class(1,3).........  12.32%   19.36%     14.31%     $24,935
Lipper Small-Cap Value
 Funds Index...............  14.74%   14.78%     12.55%     $22,433
Russell 2000 Value Index...  13.04%   14.68%     12.32%     $22,119

Russell 2000 (R) Value Index is a service mark of the Frank Russell Company. The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with below-average price-to-book ratios and below-average forecasted growth values.

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated and may differ from current performance. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the since inception period represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the inception date of the PlanAhead and AMR Classes, and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the PlanAhead Class been in existence since 12/31/98. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in existence since 12/31/98.

3. Fund performance for the five-year and since inception periods represents the total returns achieved by the Institutional Class from 12/31/98 up to 3/1/99, the returns of the PlanAhead Class from 3/1/99 up to 5/1/03 (the inception date of the Service Class), and the returns of the Service Class since its inception. Expenses of the Service Class are higher than those of the Institutional and PlanAhead Classes. As a result, total returns shown may be higher than they would have been had the Service Class been in existence since 12/31/98.

     Prior to the deduction of expenses, the Fund outperformed the Index. Unfortunately, the Fund did not generate enough excess performance to offset its expenses. The Fund added value relative to the Index through sector allocation and, to a lesser extent stock selection. Strong stock selection in the Health Care and Information Technology sectors had the greatest positive impact, but was largely offset by poor selection in the Industrials and Utilities sectors. Positions in Health Net, Inc. (up 95.1%) and Sola International, Inc. (up 45.9%) were the major contributors to the Health Care sector's positive impact on the Fund's performance. Holdings such as MEMC Electronic Materials, Inc. (up 90.9%) and Western Digital Corp. (up 45.3%) in the Information Technology sector contributed significantly. The Industrials sector detracted from performance, mostly due to the Fund's investments in AGCO Corp. (which declined in value for the partial period it was owned by the Fund), Insituform Technologies, Inc. (down 9.4%) and Deluxe Corp. (down 8.9%). Utilities holding Northeast Utilities (down 2.6%) was also a drag on Fund performance.

     The Fund's large underweighting in the Financials sector, which was one of the poorer performing sectors of the Index, contributed to the Fund's excess performance relative to the Index. However, its impact was somewhat muted by the Fund's large overweighting in the Consumer Discretionary sector, which was also a poor performing sector of the Index.

     The sub-advisors continue to focus on stock selection, to uncover investment opportunities that should benefit the Fund's performance over the longer term.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM) -- CONTINUED
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

TOP TEN HOLDINGS

                                                     % OF
                                                  NET ASSETS
                                                  ----------
American Financial Group, Incorporated               1.1%
Protective Life Corporation                          0.9%
Reinsurance Group of America, Incorporated           0.9%
Flowserve Corporation                                0.8%
Ingram Micro, Incorporated                           0.8%
Arrow Electronics, Incorporated                      0.8%
Del Monte Foods Company                              0.8%
Avnet, Incorporated                                  0.8%
Lear Corporation                                     0.7%
Worthington Industries, Incorporated                 0.7%

SECTOR ALLOCATION

                                                      % OF
                                                    EQUITIES
                                                    --------
Financials                                           24.2%
Industrials                                          19.1%
Consumer Discretionary                               18.7%
Information Technology                               11.0%
Utilities                                             8.6%
Materials                                             6.5%
Energy                                                4.4%
Health Care                                           4.0%
Consumer Staples                                      3.4%
Telecommunication Services                            0.1%

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2005 through October 31, 2005.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead and Institutional Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP VALUE FUND(SM) -- CONTINUED
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

                         BEGINNING    ENDING
                          ACCOUNT     ACCOUNT      EXPENSES PAID
                           VALUE       VALUE       DURING PERIOD*
                          5/1/05     10/31/05     5/1/05-10/31/05
                         ---------   --------     ---------------
INSTITUTIONAL CLASS
Actual                   $1,000.00   $1,090.18         $4.65
Hypothetical             $1,000.00   $1,020.75         $4.50
  (5% return before expenses)
PLANAHEAD CLASS
Actual                   $1,000.00   $1,088.54         $5.87
Hypothetical             $1,000.00   $1,019.58         $5.68
  (5% return before expenses)
AMR CLASS
Actual                   $1,000.00   $1,090.59         $3.14
Hypothetical             $1,000.00   $1,022.20         $3.04
  (5% return before expenses)
SERVICE CLASS
Actual                   $1,000.00   $1,087.24         $7.57
Hypothetical             $1,000.00   $1,017.95         $7.32
  (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.88%, 1.12%, 0.60%, 1.44%, for the Institutional, PlanAhead, AMR, and Service Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year
    (184) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON SMALL CAP VALUE FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
October 31, 2005
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of American Beacon Small Cap Value Fund:

     We have audited the accompanying statement of assets and liabilities of American Beacon Small Cap Value Fund (the "Fund"), a fund comprising the American Beacon Funds (formerly known as the American AAdvantage Small Cap Value Fund and the American AAdvantage Funds, respectively), including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Small Cap Value Fund at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                         (ERNST & YOUNG LLP)

Chicago, Illinois
December 21, 2005

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
October 31, 2005
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
COMMON STOCK - 95.69%
CONSUMER DISCRETIONARY - 17.87%
AUTO COMPONENTS - 2.83%

American Axle & Manufacturing
  Holdings, Incorporated(+)...      468,100   $   10,204

ArvinMeritor,
 Incorporated(+)..............      566,100        9,075

Bandag, Incorporated(+).......       85,100        3,617

Bandag, Incorporated, A
 Shares.......................        3,600          131

BorgWarner, Incorporated(+)...      250,300       14,515

Cooper Tire & Rubber
 Company(+)...................      143,400        1,959

Group 1 Automotive,
 Incorporated+(+).............      253,600        7,009

Hayes Lemmerz International,
 Incorporated+(+).............       93,000          364

Keystone Automotive
 Industries,
 Incorporated+(+).............       79,500        2,274

Lear Corporation(+)...........      704,400       21,456

Sonic Automotive,
 Incorporated.................      236,600        5,231

Superior Industries
 International,
 Incorporated(+)..............       22,200          452

TRW Automotive Holdings
 Corporation+.................       88,400        2,391

Westinghouse Air Brake
 Technologies Corporation.....       88,700        2,413
                                              ----------

 TOTAL AUTO COMPONENTS........                    81,091
                                              ----------

AUTOMOBILES - 0.15%

Winnebago Industries,
 Incorporated(+)..............      145,800        4,275
                                              ----------

 TOTAL AUTOMOBILES............                     4,275
                                              ----------

DISTRIBUTORS - 0.09%

Spectrum Brands,
 Incorporated+(+).............      124,700        2,581
                                              ----------

 TOTAL DISTRIBUTORS...........                     2,581
                                              ----------

HOTELS RESTAURANTS & LEISURE - 2.04%

Aztar Corporation+(+).........      184,500        5,548

CBRL Group, Incorporated(+)...       48,900        1,697

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)

CEC Entertainment,
 Incorporated+................      215,000   $    7,269

Intrawest Corporation.........      330,200        8,034

Jack in the Box,
 Incorporated+(+).............      121,400        3,606

Jameson Inns,
 Incorporated(+)..............      787,100        1,637

Kerzner International
 Limited+(+)..................      182,700       10,660

Landry's Restaurants,
 Incorporated(+)..............      103,300        2,841

Lodgian, Incorporated+........      357,700        3,641

Magna Entertainment
 Corporation+(+)..............      411,200        2,747

Papa John's International,
 Incorporated+(+).............       15,400          800

Ruby Tuesday,
 Incorporated(+)..............       77,500        1,698

Ryans Restaurant Group,
 Incorporated+................       30,700          327

Steiner Leisure Limited+......      163,700        5,581

Sunterra Corporation+(+)......      195,600        2,349
                                              ----------

 TOTAL HOTELS RESTAURANTS &
 LEISURE......................                    58,435
                                              ----------

HOUSEHOLD DURABLES - 4.60%

American Greetings
 Corporation(+)...............      533,900       13,481

Beazer Homes USA,
 Incorporated(+)..............      217,600       12,610

Champion Enterprises,
 Incorporated+(+).............      259,300        3,599

Ethan Allen Interiors,
 Incorporated(+)..............      329,600       11,147

Furniture Brands
 International,
 Incorporated(+)..............      763,500       13,857

Helen of Troy Limited+(+).....      289,800        5,202

HNI Corporation...............       30,700        1,501

La-Z-Boy, Incorporated(+).....      311,000        3,682

M.D.C. Holdings,
 Incorporated(+)..............      153,873       10,556

Matthews International
 Corporation..................       56,000        2,013

Standard Pacific Corporation..      337,800       13,032

Tempur-Pedic International,
 Incorporated+(+).............      222,300        2,459

The Toro Company..............       87,400        3,191

Tupperware Corporation(+).....      810,900       18,594

WCI Communities,
 Incorporated+(+).............      675,400       16,899
                                              ----------

 TOTAL HOUSEHOLD DURABLES.....                   131,823
                                              ----------

INTERNET & CATALOG RETAIL - 0.01%

School Specialty,
 Incorporated+................        8,418          285
                                              ----------

 TOTAL INTERNET & CATALOG
 RETAIL.......................                       285
                                              ----------

LEISURE EQUIPMENT & PRODUCTS - 0.53%

Brunswick Corporation(+)......      277,800       10,593

Callaway Golf Company.........      240,300        3,424

Hasbro, Incorporated..........       36,200          682

Polaris Industries,
 Incorporated.................       13,200          595
                                              ----------

 TOTAL LEISURE EQUIPMENT &
 PRODUCTS.....................                    15,294
                                              ----------

MEDIA - 0.97%

Courier Corporation(+)........       69,899        2,289

R.H. Donnelley Corporation+...       45,000        2,778

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
Dow Jones & Company,
 Incorporated(+)..............       34,300   $    1,163

Entercom Communications
 Corporation+.................       51,300        1,481

Gemstar TV-Guide
 International,
 Incorporated+................    1,384,300        3,599

Gray Television,
 Incorporated.................      309,900        2,789

Hearst-Argyle Television,
 Incorporated.................       67,400        1,615

Journal Communications,
 Incorporated.................       54,700          774

Journal Register Company(+)...      274,150        4,395

The Reader's Digest
 Association, Incorporated....      262,700        4,024

Source Interlink Companies,
 Incorporated+(+).............      281,300        2,864
                                              ----------

 TOTAL MEDIA..................                    27,771
                                              ----------

MULTILINE RETAIL - 0.78%

BJ's Wholesale Club,
 Incorporated+................      356,800       10,162

Burlington Coat Factory
 Warehouse Corporation(+).....      195,200        7,527

Dollar Tree Stores,
 Incorporated+(+).............       92,900        2,003

Tuesday Morning
 Corporation(+)...............       69,000        1,655

ShopKo Stores,
 Incorporated+(+).............       32,800          940
                                              ----------

 TOTAL MULTILINE RETAIL.......                    22,287
                                              ----------

SPECIALTY RETAIL - 4.67%

Aeropostale, Incorporated+....       52,200        1,020

Big 5 Sporting Goods
 Corporation(+)...............      158,000        3,505

Borders Group,
 Incorporated(+)..............      602,500       11,828

Cash America International,
 Incorporated.................      223,800        4,892

Charming Shoppes,
 Incorporated+(+).............      417,900        4,680

Claire's Stores,
 Incorporated.................      656,900       17,112

Cost Plus, Incorporated+(+)...      324,400        4,983

Foot Locker, Incorporated.....      131,400        2,554

Genesco, Incorporated+(+).....       16,700          615

Global Imaging Systems,
 Incorporated+(+).............       94,900        3,379

The Men's Wearhouse,
 Incorporated+................      687,300       16,976

OfficeMax, Incorporated.......       67,800        1,900

PETCO Animal Supplies,
 Incorporated+(+).............      199,700        3,796

Regis Corporation(+)..........      303,600       11,647

Rent-A-Center,
 Incorporated+(+).............      320,650        5,778

Stage Stores,
 Incorporated(+)..............      221,680        6,145

Too, Inc.+(+).................      132,500        3,764

United Auto Group,
 Incorporated(+)..............       29,900        1,009

United Rentals,
 Incorporated+(+).............      427,400        8,364

Wabash National
 Corporation(+)...............      238,900        4,398

Zale Corporation+.............      551,100       15,447
                                              ----------

 TOTAL SPECIALTY RETAIL.......                   133,792
                                              ----------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)

TEXTILES & APPAREL - 1.20%

Brown Shoe Company,
 Incorporated.................        4,300   $      140

Columbia Sportswear
 Company+(+)..................       33,700        1,430

Tommy Hilfiger
 Corporation+(+)..............       78,200        1,259

Jones Apparel Group,
 Incorporated.................       94,000        2,564

Kellwood Company(+)...........      198,800        4,356

K-Swiss, Incorporated(+)......       72,300        2,202

Steven Madden Limited+........       93,100        2,387

Reebok International
 Limited(+)...................       47,900        2,733

The Timberland Company+.......      173,800        4,892

The Warnaco Group,
 Incorporated+................      549,800       12,469
                                              ----------

 TOTAL TEXTILES & APPAREL.....                    34,432
                                              ----------

 TOTAL CONSUMER
 DISCRETIONARY................                   512,066
                                              ----------
CONSUMER STAPLES - 3.28%

BEVERAGES - 0.07%

The Boston Beer Company,
 Incorporated+(+).............       75,500        1,933
                                              ----------

 TOTAL BEVERAGES..............                     1,933
                                              ----------

FOOD & DRUG RETAILING - 0.41%

Pathmark Stores,
 Incorporated+(+).............      298,400        2,909

Performance Food Group
 Company+(+)..................      139,100        3,838

Ruddick Corporation(+)........      231,600        5,098
                                              ----------

 TOTAL FOOD & DRUG RETAILING..                    11,845
                                              ----------

FOOD PRODUCTS - 2.07%

Chiquita Brands International,
 Incorporated(+)..............      227,600        6,284

Del Monte Foods Company+(+)...    2,157,700       22,829

J&J Snack Foods Corporation...       26,900        1,517

Lance, Incorporated(+)........      100,110        1,755

Ralcorp Holdings,
 Incorporated+(+).............      223,400        8,690

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
Sensient Technologies
 Corporation(+)...............      435,850   $    7,710

Smithfield Foods,
 Incorporated+(+).............      357,100       10,563
                                              ----------

 TOTAL FOOD PRODUCTS..........                    59,348
                                              ----------

HOUSEHOLD PRODUCTS - 0.21%

Blyth, Incorporated(+)........      326,300        5,952
                                              ----------

 TOTAL HOUSEHOLD PRODUCTS.....                     5,952
                                              ----------

PERSONAL PRODUCTS - 0.21%

NBTY, Incorporated+(+)........      304,000        6,083
                                              ----------

 TOTAL PERSONAL PRODUCTS......                     6,083
                                              ----------

TOBACCO - 0.31%

Universal Corporation(+)......      236,800        8,866
                                              ----------

 TOTAL TOBACCO................                     8,866
                                              ----------

 TOTAL CONSUMER STAPLES.......                    94,027
                                              ----------
ENERGY - 4.19%

ENERGY EQUIPMENT & SERVICES - 2.54%

Cooper Cameron Corporation+...       20,700        1,526

Dril-Quip, Incorporated+(+)...       48,200        1,971

FMC Technologies,
 Incorporated+................      152,100        5,546

MDU Resources Group,
 Incorporated(+)..............      215,500        7,105

Offshore Logistics,
 Incorporated+................       40,300        1,370

Oil States International,
 Incorporated+(+).............      343,200       11,360

TETRA Technologies,
 Incorporated+(+).............      186,550        5,218

Tidewater, Incorporated(+)....      315,500       14,501

Unit Corporation+.............      281,800       14,766

Universal Compression
 Holdings, Incorporated+......      126,800        4,520

Veritas DGC, Incorporated+....      154,900        4,989
                                              ----------

 TOTAL ENERGY EQUIPMENT &
 SERVICES.....................                    72,872
                                              ----------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)

OIL & GAS - 1.65%

Berry Petroleum Company.......        2,900   $      174

Cimarex Energy Company+.......      117,400        4,609

Encore Acquisition
 Company+(+)..................      406,549       13,949

Forest Oil Corporation+(+)....        9,300          406

Giant Industries,
 Incorporated+(+).............       77,100        4,409

The Houston Exploration
 Company+(+)..................      141,800        7,310

Pogo Producing Company(+).....      126,000        6,363

Stone Energy Corporation+(+)..      221,500       10,167
                                              ----------

 TOTAL OIL & GAS..............                    47,387
                                              ----------

 TOTAL ENERGY.................                   120,259
                                              ----------
FINANCIALS - 23.15%

BANKS - 6.38%

Ace Cash Express,
 Incorporated+(+).............      197,900        4,059

Alabama National
 BanCorporation(+)............       32,700        2,115

Amegy Bancorporation,
 Incorporated.................       25,510          590

AmeriCredit Corporation+......       70,300        1,571

Anchor BanCorp Wisconsin,
 Incorporated(+)..............       51,138        1,619

Astoria Financial
 Corporation..................      107,900        3,016

BancorpSouth,
 Incorporated(+)..............      354,200        7,853

Bank of Hawaii Corporation....      193,600        9,947

BankAtlantic Bancorp,
 Incorporated.................      200,900        2,791

Chemical Financial
 Corporation(+)...............      165,531        5,328

Chittenden Corporation(+).....      214,125        6,160

City National Corporation.....       30,700        2,253

The Colonial BancGroup,
 Incorporated.................      454,700       11,072

Community Bank System,
 Incorporated(+)..............      225,800        5,363

Corus Bankshares,
 Incorporated(+)..............        6,787          373

Cullen/Frost Bankers,
 Incorporated(+)..............      208,200       10,997

Downey Financial
 Corporation(+)...............       43,800        2,670

First Commonwealth Financial
 Corporation(+)...............      156,600        2,062

First Republic Bank...........       87,100        3,302

FirstFed Financial
 Corporation+(+)..............       13,000          695

F.N.B. Corporation(+).........      201,800        3,616

Frontier Financial
 Corporation(+)...............        5,003          161

Fulton Financial
 Corporation(+)...............       87,499        1,471

Great American Financial
 Resources, Incorporated(+)...       80,800        1,650

Greater Bay Bancorp...........       79,000        1,982

Hudson United Bancorp(+)......      298,200       12,366

Independence Community Bank
 Corporation..................       26,400        1,044

International Bancshares
 Corporation..................      231,128        6,920

Investors Financial Services
 Corporation(+)...............       86,800        3,314

Irwin Financial
 Corporation(+)...............      176,800        3,690

MAF Bancorp, Incorporated(+)..       12,200          507

NBT Bancorp, Incorporated.....      130,369        3,095

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
Pacific Capital Bancorp(+)....       22,900   $      826

PFF Bancorp, Incorporated.....        8,400          252

Provident Bankshares
 Corporation(+)...............      113,720        3,964

Republic Bancorp,
 Incorporated(+)..............      333,817        4,557

S&T Bancorp, Incorporated(+)..        9,364          348

Santander BanCorp(+)..........       56,100        1,428

Sky Financial Group,
 Incorporated(+)..............      215,194        6,043

Sterling Bancshares,
 Incorporated(+)..............      170,900        2,528

Sterling Financial
 Corporation..................       79,499        1,991

Susquehanna Bancshares,
 Incorporated.................      215,000        4,964

Timberland Bancorp,
 Incorporated.................       14,800          343

Trustmark Corporation(+)......      340,960        9,561

United Bankshares,
 Incorporated(+)..............       77,571        2,831

Washington Federal,
 Incorporated(+)..............      356,994        8,207

Webster Financial
 Corporation..................      242,000       11,173

Westcorp, Incorporated........        3,500          221
                                              ----------

 TOTAL BANKS..................                   182,889
                                              ----------

DIVERSIFIED FINANCIALS - 2.60%

Affiliated Managers Group,
 Incorporated+(+).............       88,000        6,754

American Capital Strategies
 Limited(+)...................      194,100        7,290

Asset Acceptance Capital
 Corporation+(+)..............      175,200        4,641

Assured Guaranty Limited......      166,900        3,735

Asta Funding,
 Incorporated(+)..............      169,500        4,599

CapitalSource, Incorporated+..       35,100          772

Financial Federal
 Corporation(+)...............      157,200        6,002

First Cash Financial Services,
 Incorporated+(+).............      244,200        6,405

IndyMac Bancorp,
 Incorporated(+)..............       68,300        2,550

Raymond James Financial,
 Incorporated.................      418,000       14,225

Knight Capital Group,
 Incorporated+(+).............      944,100        9,035

Metris Companies,
 Incorporated+(+).............      259,400        3,811

Piper Jaffray Companies+......      139,600        4,795
                                              ----------

 TOTAL DIVERSIFIED
 FINANCIALS...................                    74,614
                                              ----------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)

INSURANCE - 10.98%

21st Century Insurance Group..      321,600   $    5,130

Alfa Corporation(+)...........       78,403        1,316

Allmerica Financial
 Corporation..................      459,700       17,514

American Financial Group,
 Incorporated(+)..............      907,500       31,018

American National Insurance
 Company......................       24,717        2,915

AmerUs Group Company(+).......      244,800       14,472

Arch Capital Group Limited+...      139,000        6,881

Argonaut Group,
 Incorporated+................       15,007          438

Aspen Insurance Holdings
 Limited......................      257,400        6,227

Bristol West Holdings,
 Incorporated(+)..............      334,500        6,449

The Commerce Group,
 Incorporated.................       76,100        4,324

Conseco, Incorporated+(+).....      673,800       13,678

Delphi Financial Group,
 Incorporated(+)..............      225,200       10,548

FBL Financial Group,
 Incorporated(+)..............      235,600        7,346

The First American
 Corporation..................      178,000        7,800

Fremont General
 Corporation(+)...............       31,700          688

Arthur J. Gallagher &
 Company(+)...................      582,600       17,140

HCC Insurance Holdings,
 Incorporated(+)..............      248,800        7,464

Hilb Rogal & Hobbs
 Company(+)...................      191,300        7,164

Horace Mann Educators
 Corporation..................      174,800        3,393

Infinity Property and Casualty
 Corporation(+)...............      156,098        5,810

KMG America Corporation+......      267,200        2,298

LandAmerica Financial Group,
 Incorporated(+)..............       30,500        1,926

Max Re Capital Limited(+).....      288,200        6,891

Mercury General
 Corporation(+)...............       91,800        5,549

National Western Life
 Insurance Company+...........        2,500          506

The Navigators Group,
 Incorporated+................      179,700        6,972

Odyssey Re Holdings
 Corporation(+)...............      364,800        9,368

Ohio Casualty Corporation(+)..      360,840        9,844

PartnerRe Limited(+)..........       87,600        5,582

The Phoenix Companies,
 Incorporated(+)..............      233,600        3,025

Platinum Underwriters Holdings
 Limited......................      170,900        4,869

PMA Capital Corporation+(+)...       20,200          179

Protective Life Corporation...      564,800       24,761

Reinsurance Group of America,
 Incorporated(+)..............      541,000       24,751

Scottish Re Group Limited(+)..      137,400        3,373

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
StanCorp Financial Group,
 Incorporated(+)..............      110,400   $   10,168

Stewart Information Services
 Corporation(+)...............       12,900          657

Triad Guaranty,
 Incorporated+(+).............      202,800        8,530

UICI..........................       56,700        2,048

United America Indemnity
 Limited+(+)..................      300,997        5,788
                                              ----------

 TOTAL INSURANCE..............                   314,800
                                              ----------

REAL ESTATE - 3.19%

Aames Investment
 Corporation(+)...............      480,800        2,880

Alexandria Real Estate
 Equities, Incorporated.......       65,500        5,296

American Financial Realty
 Trust........................      226,500        2,788

Bluegreen Corporation+(+).....      172,400        2,615

Brookfield Homes
 Corporation(+)...............       61,000        3,055

Capital Automotive REIT.......      143,100        5,527

Capital Lease Funding,
 Incorporated(+)..............      134,900        1,325

Capital Trust,
 Incorporated(+)..............       87,900        2,691

Equity Inns, Incorporated(+)..      521,300        6,798

First Potomac Realty Trust....      100,500        2,547

Fieldstone Investment
 Corporation(+)...............      408,900        4,175

Government Properties Trust,
 Incorporated(+)..............       22,900          208

Health Care Property
 Investors, Incorporated......       28,500          725

Health Care Real Estate
 Investment Trust,
 Incorporated(+)..............       46,700        1,646

Innkeepers USA Trust..........      230,000        3,588

Jones Lang LaSalle,
 Incorporated.................      116,900        5,878

LaSalle Hotel Properties(+)...      278,500        9,856

Lexington Corporate Properties
 Trust(+).....................      212,900        4,637

MI Developments,
 Incorporated.................      401,800       12,532

MortgageIT Holdings,
 Incorporated(+)..............      165,800        2,102

Mission West Properties,
 Incorporated(+)..............      222,200        2,271

Redwood Trust,
 Incorporated(+)..............       46,400        2,160

Strategic Hotel Capital,
 Incorporated.................      185,300        3,148

Thomas Properties Group,
 Incorporated.................      108,500        1,304

Ventas, Incorporated..........       59,800        1,832
                                              ----------

 TOTAL REAL ESTATE............                    91,584
                                              ----------

 TOTAL FINANCIALS.............                   663,887
                                              ----------
HEALTH CARE - 3.80%

HEALTH CARE EQUIPMENT & SUPPLIES - 0.24%

CONMED Corporation+...........       34,728          833

Cooper Companies,
 Incorporated.................       23,600        1,624

Haemonetics Corporation+(+)...       91,600        4,438
                                              ----------

 TOTAL HEALTH CARE EQUIPMENT &
 SUPPLIES.....................                     6,895
                                              ----------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)

HEALTH CARE PROVIDERS & SERVICES - 2.46%

Amedisys, Incorporated+(+)....      181,700   $    6,943

AMERIGROUP Corporation+.......       68,000        1,137

Apria Healthcare Group,
 Incorporated+................      321,400        7,415

Hooper Holmes, Incorporated...       85,450          247

Kindred Healthcare,
 Incorporated+(+).............      367,900       10,301

LifePoint Hospitals,
 Incorporated+................       29,100        1,138

Magellan Health Services,
 Incorporated+................      391,700       11,645

Omnicell, Incorporated+(+)....      186,400        1,976

Option Care, Incorporated(+)..      271,600        3,387

Orchid Cellmark,
 Incorporated+(+).............      214,800        1,263

Pediatrix Medical Group,
 Incorporated+(+).............       75,200        5,795

Res-Care, Incorporated+(+)....      233,400        3,767

Sierra Health Services,
 Incorporated+(+).............       54,500        4,087

Triad Hospitals,
 Incorporated+................      159,400        6,556

Universal Health Services,
 Incorporated(+)..............      104,700        4,936
                                              ----------

 TOTAL HEALTH CARE PROVIDERS &
 SERVICES.....................                    70,593
                                              ----------

PHARMACEUTICALS - 1.10%

Andrx Corporation+(+).........      265,700        4,110

Endo Pharmaceuticals Holdings,
 Incorporated+(+).............       54,000        1,454

ISTA Pharmaceuticals,
 Incorporated+(+).............      333,200        2,059

King Pharmaceuticals,
 Incorporated+................      695,700       10,735

Watson Pharmaceuticals,
 Incorporated+(+).............      384,000       13,271
                                              ----------

 TOTAL PHARMACEUTICALS........                    31,629
                                              ----------

 TOTAL HEALTH CARE............                   109,117
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
INDUSTRIALS - 18.32%

AEROSPACE & DEFENSE - 0.49%

Alliant Techsystems,
 Incorporated+................       28,200   $    1,980

Armor Holdings,
 Incorporated+................      142,200        6,358

EDO Corporation(+)............       94,200        2,722

Herley Industries,
 Incorporated+(+).............      180,800        3,057
                                              ----------

 TOTAL AEROSPACE & DEFENSE....                    14,117
                                              ----------

AIR FREIGHT & COURIERS - 0.44%

Covenant Transportation,
 Incorporated+(+).............      182,300        1,941

Ryder System, Incorporated....      266,400       10,568
                                              ----------

 TOTAL AIR FREIGHT &
 COURIERS.....................                    12,509
                                              ----------

BUILDING PRODUCTS - 0.49%

The Genlyte Group,
 Incorporated+(+).............       75,900        3,869

Lennox International,
 Incorporated(+)..............      194,800        5,433

NCI Building Systems,
 Incorporated+(+).............       72,200        2,969
Universal Forest Products,
 Incorporated(+)..............       31,500        1,743
                                              ----------

 TOTAL BUILDING PRODUCTS......                    14,014
                                              ----------

COMMERCIAL SERVICES & SUPPLIES - 7.01%

Allied Waste Industries,
 Incorporated+(+).............      134,400        1,094
AptarGroup, Incorporated(+)...      140,100        7,172

Benchmark Electronics,
 Incorporated+(+).............      240,100        6,744

Bowne & Company,
 Incorporated(+)..............      758,000       10,779

The Brinks Company............      339,500       13,332

Casella Waste Systems,
 Incorporated+(+).............      179,300        2,281

Central Parking
 Corporation(+)...............      144,300        2,162

Ceridian Corporation+.........      125,000        2,739

Consolidated Graphics,
 Incorporated+................       57,500        2,242

Convergys Corporation+........      841,300       13,671

Corinthian Colleges,
 Incorporated+(+).............      507,300        6,311

CSG Systems International,
 Incorporated+(+).............      263,300        6,190

Deluxe Corporation(+).........      430,100       14,335

Duratek, Incorporated+(+).....      195,250        2,786

Global Cash Access,
 Incorporated+................       19,800          278

The Greenbrier Companies,
 Incorporated(+)..............      201,500        5,551

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)

John H. Harland Company(+)....      112,500   $    4,679

IDEX Corporation..............      243,800        9,757

Kelly Services, Incorporated..      293,200        8,116

Labor Ready,
 Incorporated+(+).............      150,100        3,505

LECG Corporation+(+)..........      134,700        2,975

McGrath Rentcorp(+)...........      127,700        3,646

Maverick Tube
 Corporation+(+)..............      225,800        6,991

NCO Group, Incorporated+(+)...      227,542        4,089

PHH Corporation+..............      372,300       10,473

Pope & Talbot,
 Incorporated(+)..............      236,500        2,067

Sabre Holdings
 Corporation(+)...............      834,498       16,298

Spherion Corporation+.........      915,500        8,148

Valassis Communications,
 Incorporated+(+).............      500,800       15,650

Waste Connections,
 Incorporated+................      207,100        6,911
                                              ----------

 TOTAL COMMERCIAL SERVICES &
 SUPPLIES.....................                   200,972
                                              ----------

CONSTRUCTION & ENGINEERING - 1.25%

Comfort Systems USA,
 Incorporated+(+).............      213,000        1,811

Granite Construction,
 Incorporated.................      141,800        4,837

Hovnanian Enterprises,
 Incorporated+(+).............      154,000        6,928

Meritage Homes
 Corporation+(+)..............       94,900        5,909

Orleans Homebuilders,
 Incorporated(+)..............      130,500        2,600

The Shaw Group,
 Incorporated+(+).............      321,900        8,627

Technical Olympic USA,
 Incorporated(+)..............      248,800        5,260
                                              ----------

 TOTAL CONSTRUCTION &
 ENGINEERING..................                    35,972
                                              ----------

ELECTRICAL EQUIPMENT - 0.38%

Brady Corporation(+)..........      314,900        9,060

Thomas & Betts Corporation+...       45,900        1,786
                                              ----------

 TOTAL ELECTRICAL EQUIPMENT...                    10,846
                                              ----------

INDUSTRIAL CONGLOMERATES - 0.13%

Pioneer Companies,
 Incorporated+(+).............      155,500        3,653
                                              ----------

 TOTAL INDUSTRIAL
 CONGLOMERATES................                     3,653
                                              ----------

MACHINERY - 5.13%

AGCO Corporation+.............    1,079,480       17,261

Briggs & Stratton
 Corporation..................      523,600       16,745

CIRCOR International,
 Incorporated(+)..............       94,200        2,654

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
Esterline Technologies
 Corporation+(+)..............      168,100   $    6,329

Flowserve Corporation+(+).....      680,300       23,811

GSI Group, Incorporated+......      385,400        3,330

Harsco Corporation............      163,300       10,492

Hughes Supply,
 Incorporated(+)..............      236,000        7,894

Kaydon Corporation(+).........      326,400        9,645

Kennametal, Incorporated(+)...       36,700        1,876

MSC Industrial Direct Company,
 Incorporated.................      120,500        4,601

Navistar International
 Corporation+.................      310,400        8,542

Reliance Steel & Aluminum
 Company(+)...................      105,400        6,010

SPX Corporation(+)............       45,900        1,975

Tennant Company(+)............       58,800        2,561

Terex Corporation+(+).........      241,700       13,286

The Timken Company(+).........      358,500       10,167
                                              ----------

 TOTAL MACHINERY..............                   147,179
                                              ----------

MARINE - 1.35%

Alexander & Baldwin,
 Incorporated.................      175,000        8,565

Kirby Corporation+(+).........      258,900       13,377

OMI Corporation(+)............      387,000        6,997

Overseas Shipholding Group,
 Incorporated.................       79,300        3,775

Tsakos Energy Navigation
 Limited(+)...................      172,400        5,918
                                              ----------

 TOTAL MARINE.................                    38,632
                                              ----------

TRANSPORTATION - 1.65%

Arkansas Best Corporation(+)..      162,900        6,314

Central Freight Lines,
 Incorporated+(+).............      263,400          561

CNF, Incorporated.............      203,000       11,423

Laidlaw International,
 Incorporated.................      417,600        9,496

SCS Transportation,
 Incorporated+(+).............      379,600        7,584

Swift Transportation Company,
 Incorporated+(+).............      202,253        3,691

Werner Enterprises,
 Incorporated(+)..............       63,000        1,129

Yellow Roadway
 Corporation+(+)..............      157,900        7,177
                                              ----------

 TOTAL TRANSPORTATION.........                    47,375
                                              ----------

 TOTAL INDUSTRIALS............                   525,269
                                              ----------
INFORMATION TECHNOLOGY - 10.49%

COMMUNICATIONS EQUIPMENT - 0.91%

Andrew Corporation+...........      120,200        1,277

Carrier Access
 Corporation+(+)..............      328,300        1,415

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)

Digi International,
 Incorporated+(+).............      275,000   $    2,918

Foundry Networks,
 Incorporated+(+).............      345,500        4,122

Kanbay International,
 Incorporated+(+).............       89,500        1,305

McDATA Corporation+(+)........      473,800        2,279

MEMC Electronic Materials,
 Incorporated+(+).............      511,400        9,175

Plantronics, Incorporated.....       18,700          558

Symmetricom,
 Incorporated+(+).............      386,600        3,081
                                              ----------

 TOTAL COMMUNICATIONS
 EQUIPMENT....................                    26,130
                                              ----------

COMPUTERS & PERIPHERALS - 0.84%

Avid Technology,
 Incorporated+................      111,500        5,489

Electronics for Imaging,
 Incorporated+(+).............      253,900        6,375

Western Digital
 Corporation+(+)..............    1,012,600       12,252
                                              ----------

 TOTAL COMPUTERS &
 PERIPHERALS..................                    24,116
                                              ----------

ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.35%

Arrow Electronics,
 Incorporated+(+).............      796,200       23,496

Avnet, Incorporated+(+).......      955,200       22,017

CyberOptics Corporation+......      100,000        1,324

IKON Office Solutions,
 Incorporated(+)..............      739,100        7,376

Ingram Micro,
 Incorporated+(+).............    1,302,500       23,575

Littlefuse, Incorporated+(+)..      337,200        8,265

Mettler-Toledo International,
 Incorporated+................       35,200        1,816

Newport Corporation+..........       20,800          271

PerkinElmer, Incorporated.....       86,800        1,916

Photon Dynamics,
 Incorporated+(+).............      116,500        2,028

Plexus Corporation+(+)........      541,100        9,561

Tech Data Corporation+(+).....      302,794       10,489

Tektronix, Incorporated.......       75,900        1,744

Vishay Intertechnology,
 Incorporated+................      955,600       10,837
                                              ----------

 TOTAL ELECTRONIC EQUIPMENT &
 INSTRUMENTS..................                   124,715
                                              ----------

INTERNET SOFTWARE & SERVICES - 0.81%

EarthLink, Incorporated+(+)...    1,171,200       12,895

InfoSpace, Incorporated+(+)...      124,600        3,130

NIC, Inc+(+)..................      435,700        2,636

United Online,
 Incorporated(+)..............      329,900        4,424
                                              ----------

 TOTAL INTERNET SOFTWARE &
 SERVICES.....................                    23,085
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
IT CONSULTING & SERVICES - 0.99%

Anteon International
 Corporation+(+)..............       25,100   $    1,135

BearingPoint,
 Incorporated+(+).............      812,200        5,702

Perot Systems
 Corporation+(+)..............      321,300        4,453

Phase Forward
 Incorporated+(+).............      357,600        3,905

The Reynolds and Reynolds
 Company(+)...................      432,200       11,471

SI International,
 Incorporated+(+).............       60,900        1,758
                                              ----------

 TOTAL IT CONSULTING &
 SERVICES.....................                    28,424
                                              ----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.07%

Adaptec, Incorporated+........      528,100        2,170

Axcelis Technologies,
 Incorporated+(+).............      595,552        2,591

Cabot Microelectronics
 Corporation+(+)..............      122,900        3,613

FEI Company+(+)...............      201,700        3,812

Integrated Device
 Technology+..................      427,300        4,222

OmniVision Technologies,
 Incorporated+(+).............      517,785        6,674

MKS Instruments,
 Incorporated+................      100,000        1,887

QLogic Corporation+...........       48,000        1,448

SigmaTel, Incorporated+(+)....      201,700        2,745

Teradyne, Incorporated+.......      117,700        1,594
                                              ----------

 TOTAL SEMICONDUCTOR EQUIPMENT
 & PRODUCTS...................                    30,756
                                              ----------

SOFTWARE - 1.52%

Epicor Software
 Corporation+(+)..............      287,700        3,533

EPIQ Systems,
 Incorporated+(+).............      134,000        2,553

Mentor Graphics
 Corporation+(+)..............    1,048,700        8,673

Novell, Incorporated+(+)......      469,200        3,575

PLATO Learning,
 Incorporated+(+).............      262,714        1,860

Progress Software
 Corporation+(+)..............      164,000        5,107

RSA Security, Incorporated+...      253,300        2,888

SafeNet, Incorporated+(+).....      131,400        4,358

SERENA Software,
 Incorporated+(+).............      306,729        6,714

Sybase, Incorporated+(+)......      190,200        4,232
                                              ----------

 TOTAL SOFTWARE...............                    43,493
                                              ----------

 TOTAL INFORMATION
 TECHNOLOGY...................                   300,719
                                              ----------
MATERIALS - 6.20%

CHEMICALS - 2.94%

Agrium, Incorporated..........      638,100       13,534

Cabot Corporation(+)..........       49,500        1,688

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)

CF Industries Holdings,
 Incorporated(+)..............      530,000   $    7,325

Cytec Industries,
 Incorporated(+)..............       57,800        2,387

Engelhard Corporation.........       95,300        2,592

FMC Corporation+..............      120,600        6,565

H.B. Fuller Company(+)........      336,600       10,088

Hercules, Incorporated+.......      791,600        8,818

International Flavors &
 Fragrances, Incorporated.....       47,900        1,580

LESCO, Incorporated+(+).......       66,000        1,082

Lubrizol Corporation..........      410,300       17,064

Olin Corporation(+)...........      224,600        4,016

OM Group, Incorporated+.......       21,700          347

PolyOne Corporation+(+).......    1,234,000        7,120
                                              ----------

 TOTAL CHEMICALS..............                    84,206
                                              ----------

CONSTRUCTION MATERIALS - 0.33%

Insituform Technologies,
 Incorporated+(+).............      532,200        9,558
                                              ----------

 TOTAL CONSTRUCTION
 MATERIALS....................                     9,558
                                              ----------

CONTAINERS & PACKAGING - 0.43%

Longview Fibre Company........      596,500       11,214

Silgan Holdings,
 Incorporated.................       38,958        1,253
                                              ----------

 TOTAL CONTAINERS &
 PACKAGING....................                    12,467
                                              ----------

METALS & MINING - 2.23%

Allegheny Technologies,
 Incorporated.................       70,500        2,024

Arch Coal, Incorporated(+)....       26,700        2,058

Century Aluminum Company+(+)..      420,200        7,639

Compass Minerals
 International, Incorporated..      103,200        2,311

Foundation Coal Holdings,
 Incorporated(+)..............      339,600       12,735

Gibraltar Industries,
 Incorporated(+)..............      167,000        3,382

NN, Incorporated(+)...........      163,900        1,719

Quanex Corporation(+).........      120,200        6,961

RTI International Metals,
 Incorporated+................      120,900        4,053

Worthington Industries,
 Incorporated(+)..............    1,052,900       21,184
                                              ----------

 TOTAL METALS & MINING........                    64,066
                                              ----------

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

                                  SHARES        VALUE
                                -----------   ----------
                                 (DOLLARS IN THOUSANDS)
PAPER & FOREST PRODUCTS - 0.27%

Chesapeake Corporation(+).....      294,600   $    5,933

Glatfelter....................      100,400        1,364

Wausau Paper Corporation......       29,800          326
                                              ----------

 TOTAL PAPER & FOREST
 PRODUCTS.....................                     7,623
                                              ----------

 TOTAL MATERIALS..............                   177,920
                                              ----------
TELECOMMUNICATION SERVICES - 0.11%

Commonwealth Telephone
 Enterprises,
 Incorporated(+)..............       90,103        3,234
                                              ----------

 TOTAL TELECOMMUNICATION
 SERVICES.....................                     3,234
                                              ----------
UTILITIES - 8.28%

ELECTRIC UTILITIES - 4.87%

Alliant Energy Corporation....      265,800        7,030

Black Hills Corporation(+)....       37,700        1,567

Cleco Corporation.............      236,900        5,022

DPL Inc.(+)...................      349,100        8,996

Duquesne Light Holdings,
 Incorporated(+)..............      711,300       11,872

Great Plains Energy,
 Incorporated(+)..............      614,300       17,637

Hawaiian Electric Industries,
 Incorporated(+)..............      188,000        4,954

IDACORP, Incorporated(+)......      130,800        3,776

Northeast Utilities...........    1,113,500       20,255

NSTAR(+)......................      571,600       15,548

OGE Energy Corporation(+).....      437,800       11,278

PNM Resources, Incorporated...      232,500        5,894

Puget Energy, Incorporated....      342,800        7,350

WPS Resources Corporation(+)..      336,500       18,359
                                              ----------

 TOTAL ELECTRIC UTILITIES.....                   139,538
                                              ----------

GAS UTILITIES - 3.41%

AGL Resources, Incorporated...      406,600       14,308

Atmos Energy Corporation(+)...      384,500       10,112

Edge Petroleum
 Corporation+(+)..............      245,900        5,958

Energen Corporation(+)........       28,900        1,087

Energy Partners Limited+(+)...      244,200        6,195

National Fuel Gas Company(+)..      522,800       15,757

New Jersey Resources
 Corporation(+)...............      128,500        5,546

Nicor, Incorporated(+)........       26,500        1,039

ONEOK, Incorporated...........      279,800        8,041

Peoples Energy
 Corporation(+)...............      157,800        5,870

Remington Oil and Gas
 Corporation+(+)..............      126,000        4,410

Southern Union Company+.......      224,548        5,281

South Jersey Industries,
 Incorporated(+)..............       26,000          727

UGI Corporation...............      207,200        4,890

Vectren Corporation(+)........       59,000        1,602

WGL Holdings,
 Incorporated(+)..............      225,200        6,999
                                              ----------

 TOTAL GAS UTILITIES..........                    97,822
                                              ----------

 TOTAL UTILITIES..............                   237,360
                                              ----------

 TOTAL COMMON STOCK...........                 2,743,858
                                              ----------
                                    PAR
                                  AMOUNT
                                -----------

SHORT-TERM INVESTMENTS - 26.42%

U.S. TREASURY BILLS - 0.49%

3.38%, Due 12/8/2005 (Note
 A)...........................  $    14,055       14,006
                                              ----------

 TOTAL U.S. TREASURY BILLS....                    14,006
                                              ----------
                                  SHARES
                                -----------

OTHER SHORT-TERM INVESTMENTS - 25.93%

American Beacon Enhanced Cash
 Trust (Notes B and C)........  454,790,683      454,791

American Beacon Money Market
 Select Fund (Notes B and C)..  288,853,036      288,853
                                              ----------

 TOTAL OTHER SHORT-TERM
 INVESTMENTS..................                   743,644
                                              ----------

 TOTAL SHORT-TERM
 INVESTMENTS..................                   757,650
                                              ----------

TOTAL INVESTMENTS - 122.11%
 (COST $3,316,064)............                 3,501,508
                                              ----------

LIABILITIES, NET OF OTHER
 ASSETS - (22.11%)............                  (634,072)
                                              ----------

TOTAL NET ASSETS - 100%.......                $2,867,436
                                              ==========

---------------

(A) At October 31, 2005, security held as collateral for open futures contracts.

(B) The Fund/Trust is affiliated by having the same investment advisor. See Note 2.

(C) All or a portion of this security is purchased with cash collateral for securities loaned.

(+)-All or a portion of this security is on loan at October 31, 2005. See Note
    5.

+-  Non-income producing security.

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

FUTURES CONTRACTS
(dollars in thousands)

                                                                                                     UNREALIZED
                                                           NO. OF                        MARKET    APPRECIATION/
                                                           CONTRACTS   EXPIRATION DATE    VALUE     (DEPRECIATION)
                                                           ---------   ---------------   --------   --------------
Emini Mini Russell.....................................     2,185      December 2005    $141,850      $(4,317)
                                                                                         --------      -------
                                                                                        $141,850      $(4,317)
                                                                                         ========      =======

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2005 (in thousands, except share and per share amounts)
--------------------------------------------------------------------------------

ASSETS:
    Investments in unaffiliated securities, at value(A C)...  $ 2,757,864
    Investments in affiliated securities, at value(B).......      743,644
    Cash....................................................           28
    Receivable for investments sold.........................        4,175
    Dividends and interest receivable.......................        2,150
    Receivable for fund shares sold.........................        2,967
    Receivable for variation margin on open futures
     contracts..............................................        3,041
                                                              -----------
        TOTAL ASSETS........................................    3,513,869
                                                              -----------
LIABILITIES:
    Payable for investments purchased.......................       18,345
    Payable upon return of securities loaned................      619,012
    Payable for fund shares redeemed........................        3,294
    Management and investment advisory fees payable (Note
     2).....................................................        4,381
    Administrative service and service fees payable.........          799
    Other liabilities.......................................          602
                                                              -----------
        TOTAL LIABILITIES...................................      646,433
                                                              -----------
NET ASSETS..................................................  $ 2,867,436
                                                              ===========
ANALYSIS OF NET ASSETS:
    Paid-in-capital.........................................    2,546,908
    Undistributed net investment income.....................       12,280
    Accumulated net realized gain (loss)....................      127,121
    Unrealized appreciation (depreciation) of investments,
     futures contracts and foreign currency.................      181,127
                                                              -----------
NET ASSETS..................................................  $ 2,867,436
                                                              ===========
Shares outstanding (no par value):
    Institutional Class.....................................   52,712,353
                                                              ===========
    PlanAhead Class.........................................   65,910,831
                                                              ===========
    Service Class...........................................    2,242,566
                                                              ===========
    AMR Class...............................................   20,851,753
                                                              ===========
Net asset value, offering and redemption price per share:
    Institutional Class.....................................  $     20.43
                                                              ===========
    PlanAhead Class.........................................  $     20.04
                                                              ===========
    Service Class...........................................  $     19.94
                                                              ===========
    AMR Class...............................................  $     20.38
                                                              ===========
---------------
(A) Cost of investments in unaffiliated securities..........  $ 2,572,420
(B) Cost of investments in affiliated securities............      743,644
(C) Market value of securities on loan......................      612,572

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
Year Ended October 31, 2005 (in thousands)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividend income from unaffiliated securities (net of
     foreign taxes)*........................................  $ 30,480
    Dividend income from affiliated securities..............     5,335
    Interest income.........................................       476
    Income derived from securities lending, net.............       668
                                                              --------
        TOTAL INVESTMENT INCOME.............................    36,959
                                                              --------
EXPENSES:
    Management and investment advisory fees (Note 2)........    12,268
    Administrative service fees (Note 2):
      Institutional Class...................................     2,085
      PlanAhead Class.......................................     2,717
      Service Class.........................................        81
    Transfer agent fees:
      Institutional Class...................................       270
      PlanAhead Class.......................................       205
      Service Class.........................................        24
      AMR Class.............................................        15
    Fund accounting fees....................................       498
    Professional fees.......................................       157
    Registration fees and expenses..........................       336
    Service fees:
      PlanAhead Class (Note 2)..............................     2,717
      Service Class (Note 2)................................        81
    Distribution fees -- Service Class (Note 2).............        81
    Prospectus and shareholder reports......................       875
    Other expenses..........................................         8
                                                              --------
        TOTAL EXPENSES......................................    22,418
                                                              --------
NET INVESTMENT INCOME.......................................    14,541
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from:
      Investments...........................................   108,028
      Commission recapture..................................       313
      Futures contracts.....................................    19,697
    Change in net unrealized appreciation or depreciation
     of:
      Investments...........................................    72,999
      Futures contracts.....................................    (4,356)
                                                              --------
        NET GAIN (LOSS) ON INVESTMENTS......................   196,681
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $211,222
                                                              ========
    * Foreign taxes.........................................  $     63

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS (IN THOUSANDS)
--------------------------------------------------------------------------------

                                                              YEAR ENDED OCTOBER 31,
                                                              ----------------------
                                                                 2005         2004
                                                              ----------   ---------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income...................................  $   14,541  $    5,180
    Net realized gain (loss) on investments, futures
     contracts, and foreign currency transactions...........     128,038      69,211
    Change in net unrealized appreciation or depreciation of
     investments, futures contracts, and foreign currency
     translations...........................................      68,643      50,600
                                                              ----------   ---------
        NET INCREASE IN NET ASSETS RESULTING FROM
        OPERATIONS..........................................     211,222     124,991
                                                              ----------   ---------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income:
      Institutional Class...................................      (1,734)       (522)
      PlanAhead Class.......................................      (1,962)       (156)
      Service Class.........................................         (37)         --
      AMR Class.............................................      (2,456)     (1,911)
    Net realized gain on investments:
      Institutional Class...................................     (20,489)     (3,082)
      PlanAhead Class.......................................     (27,260)     (2,162)
      Service Class.........................................        (632)         --
      AMR Class.............................................     (20,024)     (9,583)
                                                              ----------    ---------
        NET DISTRIBUTIONS TO SHAREHOLDERS...................     (74,594)    (17,416)
                                                              ----------   ----------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares...........................   2,144,506     969,153
    Reinvestment of dividends and distributions.............      70,239      16,178
    Cost of shares redeemed.................................    (830,022)   (230,849)
                                                              ----------   ---------
        NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
        SHARE TRANSACTIONS..................................   1,384,723     754,482
                                                              ----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS.......................   1,521,351     862,057
                                                              ----------   ---------
NET ASSETS:
    Beginning of period.....................................   1,346,085     484,028
                                                              ----------   ---------
    END OF PERIOD*..........................................  $2,867,436  $1,346,085
                                                              ==========   ==========
    * Includes undistributed net investment income (loss)
     of.....................................................  $   12,628  $    4,276
                                                              ==========  ==========

                             See accompanying notes
--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2005
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust"), formerly known as the American AAdvantage Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Small Cap Value Fund (the "Fund"), formerly known as the American AAdvantage Small Cap Value Fund, a series of the Trust.

     American Beacon Advisors, Inc. (the "Manager"), formerly known as AMR Investment Services, Inc., is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

  Class Disclosure

     The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                                       OFFERED TO:                           SERVICE AND DISTRIBUTION FEES:
------                                       -----------                           ------------------------------
INSTITUTIONAL CLASS  Investors making an initial investment of $2 million        Administrative Service       0.25%
                                                                                 Fee --
PLANAHEAD CLASS      General public and investors investing through an           Administrative Service       0.25%
                     intermediary                                                Fee --                       0.25%
                                                                                 Service Fee --
SERVICE CLASS        Investors investing through an intermediary                 Administrative Service       0.25%
                                                                                 Fee --                       0.25%
                                                                                 Service Fee --               0.25%
                                                                                 Distribution Fee --
AMR CLASS            Investors in the tax-exempt retirement and benefit          N/A
                     plans of AMR Corporation and its affiliates

  Security Valuation

     Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

     Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

     Securities for which the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

Board of Trustees (the "Board"). In light of the judgement involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

 Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale.

     Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

  Futures Contracts

     Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The Fund reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

  Dividends to Shareholders

     Dividends from net investment income of the Fund normally will be declared and paid annually. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

  Commission Recapture

     The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund's investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund.

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

  Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

  Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

  Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.   TRANSACTIONS WITH AFFILIATES

  Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, fund management and securities lending services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Funds. Management fees paid during the year ended October 31, 2005 were as follows (dollars in thousands):

                           AMOUNTS PAID TO   NET AMOUNTS
MANAGEMENT    MANAGEMENT     INVESTMENT      RETAINED BY
 FEE RATE        FEE          ADVISORS         MANAGER
-----------   ----------   ---------------   -----------
 .35%-.60%     $12,268         $9,834          $2,434

     As compensation for services provided by the Manager in connection with securities lending activities, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the year ended October 31, 2005, securities lending fees totaling $133,000 were paid to the Manager by the Fund. This fee is netted against securities lending income in the Statement of Operations.

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

  Administrative Services Agreement

     The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of ..25% of the average daily net assets of the Institutional, PlanAhead and Service Classes of the Fund.

  Distribution Plans

     The Trust, except for the Service Class of the Funds, has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

     A separate Distribution Plan (the "Distribution Plan") has been adopted pursuant to Rule 12b-1 under the Act for the Service Class of the Fund. Under the Distribution Plan, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the Service Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

  Service Plans

     The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the PlanAhead and Service Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.25% of the average daily net assets of the PlanAhead and Service Classes of the Fund.

  Brokerage Commissions

     Affiliated entities of the Fund received net commissions on purchases and sales of the Fund's portfolio securities for the year ended October 31, 2005 of $22,000.

  Investment in Affiliated Funds

     The Fund is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and approved procedures by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"), an affiliated fund. The Fund and the Select Fund have the same investment advisor and therefore, are considered to be affiliated. Cash collateral received by the Fund in connection with securities lending may be invested in the Select Fund and the American Beacon Enhanced Cash Trust (the "Cash Trust") (collectively, the "Affiliated Funds"). The Manager serves as Trustee and investment advisor to the Affiliated Funds and receives from the Affiliated Funds an annualized fee equal to 0.10% of the

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

average daily net assets. During the year ended October 31, 2005, fees earned by the Manager from the Affiliated Funds were as follows:

                    SECURITIES LENDING
DIRECT INVESTMENT   COLLATERAL INVESTED
    IN FUNDS             IN FUNDS          TOTAL
-----------------   -------------------   --------
    $188,595             $395,967         $584,562

  Other

     Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses are provided free unlimited air transportation on American. Retired Trustees and their spouses are provided free air transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American, already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

     At October 31, 2005, AMR Corporation and subsidiary companies and Employee Benefit Trusts thereof owned 100% of AMR Class shares of the Fund.

  Interfund Lending Program

     Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating Funds. At October 31, 2005, the Fund had not utilized the credit facility.

  Reimbursement of Expenses

     The Manager reimbursed expenses of the Service Class totaling $121 for the Fund during the year ended October 31, 2005.

3.   FEDERAL INCOME AND EXCISE TAXES

     It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are determined in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

     The tax character of distributions during the fiscal years ended October 31, 2005 and October 31, 2004 were as follows (in thousands):

                                                              YEAR ENDED OCTOBER 31,
                                                            ---------------------------
                                                               2005            2004
                                                            -----------     -----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME
    Institutional Class...................................    $12,463         $ 2,878
    PlanAhead Class.......................................     16,237           1,809
    Service Class.........................................        368              --
    AMR Class.............................................     12,942           9,236
LONG-TERM CAPITAL GAIN
    Institutional Class...................................      9,760             726
    PlanAhead Class.......................................     12,985             509
    Service Class.........................................        301              --
    AMR Class.............................................      9,538           2,258
                                                              -------         -------
        TOTAL DISTRIBUTIONS PAID..........................    $74,594         $17,416
                                                              -------         -------

     As of October 31, 2005, the components of distributable earnings were as follows (in thousands):

Cost basis of investments for federal income tax purposes...  $3,318,120
Unrealized appreciation.....................................     310,005
Unrealized depreciation.....................................    (126,617)
                                                              ----------
Net unrealized appreciation/(depreciation)..................     183,388
Undistributed ordinary income...............................      49,140
Undistributed long-term gain/(loss).........................      87,999
                                                              ----------
Distributable earnings......................................  $  320,527
                                                              ==========

     Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, book amortization for premiums, and the realization for tax purposes of unrealized gains/(losses) on investments in passive foreign investment companies.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

     Accordingly, the following amounts represent current year permanent differences that have been reclassified as of October 31, 2005 (in thousands):

Paid-in-capital.............................................  $  --
Undistributed net investment income.........................   (348)
Accumulated net realized gain (loss)........................    348
Unrealized appreciation (depreciation) of investments,
  futures contracts and foreign currency....................     --

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

4.   INVESTMENT TRANSACTIONS

     Investment transactions for the year ended October 31, 2005 (excluding short-term investments) are as follows (in thousands):

Purchases...................................................  $2,387,648
Proceeds from sales.........................................  $1,031,967

     A summary of the Fund's direct transactions in Affiliated Funds for the year ended October 31, 2005 is set forth below (in thousands):

                                         OCTOBER 31, 2004                                OCTOBER 31, 2005
AFFILIATE                               SHARES/MARKET VALUE   PURCHASES      SALES      SHARES/MARKET VALUE
---------                               -------------------   ----------   ----------   -------------------
Select Fund...........................       $139,782         $2,906,368   $2,921,518        $124,632

5.   SECURITIES LENDING

     The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the "Agent") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

     Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and the Agent and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and the Agent and are recorded as securities lending income for the Fund. The Fund also continues to receive income on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan.

     Risks to the Fund in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

     At October 31, 2005, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

 MARKET VALUE OF
SECURITIES ON LOAN   NON-CASH COLLATERAL   CASH COLLATERAL
------------------   -------------------   ---------------
     $612,572               $ --              $619,012

     Cash collateral is invested in the Cash Trust and the Select Fund. These amounts have been included as investments in the Schedule of Investments and Statement of Assets and Liabilities. Income earned on these investments is reported as Income derived from securities lending in the Statement of Operations.

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
October 31, 2005
--------------------------------------------------------------------------------

     Non-Cash collateral received by the Fund may not be sold or repledged; therefore, non-cash collateral is not included on the Fund's Schedule of Investments or Statement of Assets and Liabilities.

6.   CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

Year Ended October 31, 2005
---------------------------

                         INSTITUTIONAL CLASS      PLANAHEAD CLASS        SERVICE CLASS          AMR CLASS
                         -------------------   ---------------------   -----------------   --------------------
                         SHARES     AMOUNT     SHARES       AMOUNT     SHARES    AMOUNT    SHARES      AMOUNT
                         ------    ---------   -------    ----------   ------    -------   -------    ---------
Shares sold...........   38,008    $ 759,658    52,534    $1,035,304    2,036    $40,048    15,182    $ 309,496
Reinvestment of
  dividends...........      923       18,570     1,443        28,520       34        669     1,123       22,480
Shares redeemed.......   (9,004)    (182,580)  (13,220)     (262,130)    (467)    (9,230)  (18,790)    (376,082)
                         ------    ---------   -------    ----------   ------    -------   -------    ---------
Net increase
  (decrease) in shares
  outstanding.........   29,927    $ 595,648    40,757    $  801,694    1,603    $31,487    (2,485)   $ (44,106)
                         ======    =========   =======    ==========   ======    =======   =======    =========

Year Ended October 31, 2004
---------------------------

                             INSTITUTIONAL CLASS     PLANAHEAD CLASS       SERVICE CLASS          AMR CLASS
                             --------------------   ------------------   -----------------   --------------------
                             SHARES      AMOUNT     SHARES     AMOUNT    SHARES    AMOUNT    SHARES      AMOUNT
                             -------    ---------   ------    --------   ------    -------   -------    ---------
Shares sold...............   21,166     $380,848    23,536    $422,446      685    $12,179     8,593    $ 153,680
Reinvestment of
  dividends...............      143        2,425       136       2,259       --         --       683       11,494
Shares redeemed...........   (4,049)     (72,693)   (2,711)    (47,684)     (46)      (819)   (6,247)    (109,653)
                             ------     --------    ------    --------   ------    -------   -------    ---------
Net increase in shares
  outstanding.............   17,260     $310,580    20,961    $377,021      639    $11,360     3,029    $  55,521
                             ======     ========    ======    ========   ======    =======   =======    =========

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                           INSTITUTIONAL CLASS                            PLANAHEAD CLASS
                                           ----------------------------------------------------   -------------------------------
                                                          YEAR ENDED OCTOBER 31,                      YEAR ENDED OCTOBER 31,
                                           ----------------------------------------------------   -------------------------------
                                            2005(H)     2004(G)    2003(D)     2002     2001(C)    2005(H)     2004(G)    2003(D)
                                           ----------   --------   --------   -------   -------   ----------   --------   -------
Net asset value, beginning of period.....  $    18.85   $  16.21   $  11.28   $ 11.69   $ 10.08   $    18.54   $  15.95   $ 11.22
                                           ----------   --------   --------   -------   -------   ----------   --------   -------
Income from investment operations:
   Net investment income (loss)(A).......        0.11       0.07      (0.01)    (0.01)     0.16         0.09       0.08      0.05
   Net gains on securities (both realized
     and unrealized)(A)..................        2.31       3.09       5.24      0.47      1.81         2.24       2.98      5.08
                                           ----------   --------   --------   -------   -------   ----------   --------   -------
Total income from investment
 operations..............................        2.42       3.16       5.23      0.46      1.97         2.33       3.06      5.13
                                           ----------   --------   --------   -------   -------   ----------   --------   -------
Less distributions:
   Dividends from net investment
     income..............................       (0.07)     (0.08)     (0.02)    (0.11)    (0.19)       (0.06)     (0.03)    (0.12)
   Distributions from net realized gains
     on securities.......................       (0.77)     (0.44)     (0.28)    (0.76)    (0.17)       (0.77)     (0.44)    (0.28)
                                           ----------   --------   --------   -------   -------   ----------   --------   -------
Total distributions......................       (0.84)     (0.52)     (0.30)    (0.87)    (0.36)       (0.83)     (0.47)    (0.40)
                                           ----------   --------   --------   -------   -------   ----------   --------   -------
Net asset value, end of period...........  $    20.43   $  18.85   $  16.21   $ 11.28   $ 11.69   $    20.04   $  18.54   $ 15.95
                                           ==========   ========   ========   =======   =======   ==========   ========   =======
Total return.............................      12.90%     19.86%     47.45%     3.29%    20.16%       12.63%     19.56%    47.12%
                                           ==========   ========   ========   =======   =======   ==========   ========   =======
Ratios and supplemental data:
   Net assets, end of period (in
     thousands)..........................  $1,076,909   $429,540   $ 89,579   $21,936   $ 2,364   $1,320,853   $466,364   $66,906
   Ratios to average net assets
     (annualized):
     Expenses net of waivers(A)..........       0.87%      0.89%      0.89%     0.82%     0.89%        1.10%      1.15%     1.16%
     Expenses before waivers(A)..........       0.87%      0.89%      0.89%     0.82%     0.89%        1.10%      1.15%     1.16%
     Net investment income (loss) net of
       waivers(A)........................       0.66%      0.57%      0.60%     0.81%     1.38%        0.42%      0.33%     0.39%
     Net investment income (loss) before
       waivers(A)........................       0.66%      0.57%      0.60%     0.81%     1.38%        0.42%      0.33%     0.39%
   Portfolio turnover rate(B)............         47%        35%        75%       81%       93%          47%        35%       75%

---------------

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Small Cap Value Portfolio through February 28, 2002.

(B) The Small Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(C) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Small Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(D) Barrow, Hanley, Mewhinney & Strauss, Inc. was added as an investment advisor to the Small Cap Value Fund on September 18, 2003.

(E)  Not annualized.

(F) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

(G) The Boston Company was added as an investment advisor to the Small Cap Value Fund on September 27, 2004.

(H) Opus Capital Management, Inc. was added as an investment advisor on February 1, 2005 and Metropolitan West Capital Management, LLC, SSgA Funds Management, Inc. and Dreman Value Management, LLC were added as investment advisors on August 12, 2005.

(I)  Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      PLANAHEAD CLASS             SERVICE CLASS                                    AMR CLASS
     -----------------   --------------------------------     ----------------------------------------------------
        YEAR ENDED           YEAR ENDED
        OCTOBER 31,         OCTOBER 31,        MAY 1 TO                      YEAR ENDED OCTOBER 31,
     -----------------   ------------------   OCTOBER 31,     ----------------------------------------------------
      2002     2001(C)   2005(H)   2004(G)      2003(D)       2005(H)    2004(G)    2003(D)      2002     2001(C)
     -------   -------   -------   --------   -----------     --------   --------   --------   --------   --------
     $ 11.64   $ 10.08   $ 18.49   $  15.92    $   11.88      $  18.78   $  16.13   $  11.30   $  11.71   $  10.10
     -------   -------   -------   --------    ---------      --------   --------   --------   --------   --------
        0.06      0.15      0.04       0.01           --          0.21       0.14       0.10       0.15       0.15
        0.36      1.76      2.23       3.00         4.04          2.26       3.04       5.15       0.34       1.85
     -------   -------   -------   --------    ---------      --------   --------   --------   --------   --------
        0.42      1.91      2.27       3.01         4.04          2.47       3.18       5.25       0.49       2.00
     -------   -------   -------   --------    ---------      --------   --------   --------   --------   --------
       (0.08)    (0.18)    (0.05)        --           --         (0.10)     (0.09)     (0.14)     (0.14)     (0.22)
       (0.76)    (0.17)    (0.77)     (0.44)          --         (0.77)     (0.44)     (0.28)     (0.76)     (0.17)
     -------   -------   -------   --------    ---------      --------   --------   --------   --------   --------
       (0.84)    (0.35)    (0.82)     (0.44)          --         (0.87)     (0.53)     (0.42)     (0.90)     (0.39)
     -------   -------   -------   --------    ---------      --------   --------   --------   --------   --------
     $ 11.22   $ 11.64   $ 19.94   $  18.49    $   15.92      $  20.38   $  18.78   $  16.13   $  11.30   $  11.71
     =======   =======   =======   ========    =========      ========   ========   ========   ========   ========
       2.99%    19.58%    12.32%     19.24%        34.01%(E)    13.23%     20.12%     47.93%      3.54%     20.52%
     =======   =======   =======   ========    =========      ========   ========   ========   ========   ========
     $16,190   $ 1,197   $44,709   $ 11,828    $       1      $424,965   $438,353   $327,542   $181,180   $137,811
       1.11%     1.17%     1.40%      1.38%         1.49%(I)     0.58%      0.60%      0.61%      0.56%      0.64%
       1.11%     1.17%     1.40%      1.69%     1,089.04%(I)     0.58%      0.60%      0.61%      0.56%      0.64%
       0.52%     1.06%     0.12%      0.17%        (0.05)%(I)    0.94%      0.84%      0.95%      1.09%      1.55%
       0.52%     1.06%     0.12%    (0.14)%    (1,087.60)%(I)    0.94%      0.84%      0.95%      1.09%      1.55%
         81%       93%       47%        35%           75%(F)       47%        35%        75%        81%        93%

--------------------------------------------------------------------------------

AMERICAN BEACON SMALL CAP VALUE FUND
FEDERAL TAX INFORMATION
October 31, 2005 (Unaudited)
--------------------------------------------------------------------------------

     For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended October 31, 2005, which is designated as qualifying for the dividend-received deduction, is 78.8%.

     For shareholders in the Fund, the percentage of dividend income distributed for the year ended October 31, 2005, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 19.4%.

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT OF THE FUND
(Unaudited)
--------------------------------------------------------------------------------

  Approval of Investment Advisory Agreements with Dreman Value Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc.

     At their August 12, 2005 meeting, the Trustees considered the approval of Investment Advisory Agreements between the Manager and Dreman Value Management, LLC ("Dreman"), Metropolitan West Capital Management, LLC ("MetWest Capital") and SSgA to add each firm as a sub-advisor to the Small Cap Value Fund. As part of the approval process, legal counsel to the Trusts and the independent Trustees sent an information request letter to Dreman, MetWest Capital and SSgA seeking certain relevant information. Each sub-advisor's response was provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

     The Trustees considered, among other materials, responses by the sub-advisors to inquiries requesting:

     - a description of the advisory and related services proposed to be provided to the Fund;

     - identification of the professional personnel to perform services for the Fund and their education, experience and responsibilities;

     - a comparison of the performance of accounts similar to the Fund managed by the sub-advisor with the performance of applicable indices;

     - an analysis of the proposed advisory fee, a comparison to the fees charged to other comparable clients and an explanation of any differences between the fee schedules;

     - whether the sub-advisor charges a lower advisory fee to other clients for which it provides services comparable to the services proposed for the Fund and if so, an explanation of the rationale for charging the other client(s) a lower fee;

     - a description of the portfolio managers' compensation, including any incentive arrangements, and if compensation is tied to performance, a description of the oversight mechanisms to prevent a manager with lagging performance from taking undue risks;

     - a description of the sub-advisor's proposed trading activities on behalf of the Fund

     - a summary of the sub-advisor's compliance program, a certification regarding the program, a discussion of material compliance issues, and a discussion of the chief compliance officer's experience;

     - a copy of the sub-advisor's code of ethics, report on any material violations and the required certification;

     - a description of conflicts of interest in managing the Fund; and

     - any other information the sub-advisor believed would be material to the Trustees' consideration of the agreement.

--------------------------------------------------------------------------------

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT OF THE FUND -- CONTINUED
(Unaudited)
--------------------------------------------------------------------------------

     In addition, representatives from each sub-advisor met with the Board's Investment Committee to provide an overview of the sub-advisor's operations, investment team, investment philosophy, investment process and performance.

     In considering the approval of each Investment Advisory Agreement with the applicable sub-advisor, the Trustees considered the following factors.

     First, the Trustees considered that the Manager had screened the universe of available small capitalization equity managers to identify those that would have added value to the Fund's performance over the short-term. In this regard, the Trustees considered that SSgA's small cap value accounts outperformed the Russell 2000 Value Index for the most recent quarter and for the 2004 and 2002 calendar years, with the 2003 calendar year being slightly behind the index but having absolute returns of 43.26%. In addition, the Trustees considered that Dreman's small cap value accounts and another investment company managed by Dreman outperformed the Russell 2000 Value Index for the most recent quarter and one-year and three-year periods. The Trustees also considered that MetWest Capital's small cap value accounts outperformed the Russell 2000 Value Index for the most recent quarter and for the 2004 and 2003 calendar years.

     Second, the Trustees considered that the proposed fee to be charged by each sub-advisor to the Fund was highly competitive with fees of comparable advisers and represented a discount from the sub-advisor's standard fee schedule for such services. With respect to potential economies of scale and potential profits to be earned by the sub-advisors, the Trustees considered the start-up nature of the Fund's relationship with each sub-advisor (except for MetWest Capital) and the fact that the sub-advisors' fee schedules are highly competitive and discounted from their standard fee schedules.

     Third, the Trustees considered the experience and knowledge of the investment team identified by each sub-advisor that would make investment decisions for the Fund. They also considered each sub-advisor's investment strategy and process. Fourth, the Trustees considered that each sub-advisor was prepared to reserve a material amount of investment capacity for the benefit of the Fund. Fifth, the Trustees considered that each sub-advisor represented that it would not engage in soft dollar arrangements in connection with executing Fund transactions. Finally, the Trustees considered the Manager's strong recommendation to retain each sub-advisor.

     Based on these considerations, the Trustees (1) concluded that the fees proposed to be paid to each sub-advisor under the applicable Investment Advisory Agreements are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from each sub-advisor's addition as a sub-advisor to the Fund and (3) approved the Investment Advisory Agreement with each sub-advisor.

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(Unaudited)
--------------------------------------------------------------------------------

     The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST               AND CURRENT DIRECTORSHIPS
---------------------       -----------------     -------------------------------------------
INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*


William F. Quinn** (57)        Trustee and       President, American Beacon Advisors, Inc. (1986-Present);
                               President of      Chairman (1989-2003) and Director (1979-1986, 2003-Present),
                             Trust since 1987    American Airlines Federal Credit Union; Director, Crescent
                                                 Real Estate Equities, Inc. (1994-Present); Director,
                                                 Pritchard, Hubble & Herr, LLC (investment advisor)
                                                 (2001-Present); Advisory Director, Southern Methodist
                                                 University Endowment Fund (1996-Present); Member, Southern
                                                 Methodist University Cox School of Business Advisory Board
                                                 (1999-2002); Member, New York Stock Exchange Pension Manager
                                                 Committee (1997-1998, 2000-2002); Chairman, Committee for
                                                 the Investment of Employee Benefits Defined Benefit
                                                 Sub-Committee (1982-Present); Director, United Way of
                                                 Tarrant County (1988-2000, 2004-Present); Trustee, American
                                                 Beacon Mileage Funds (1995-Present); Trustee, American
                                                 Beacon Select Funds (1999-Present); Trustee, American Beacon
                                                 Master Trust (1995-Present).


Alan D. Feld** (68)         Trustee since 1996   Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                                                 (1960-Present); Director, Clear Channel Communications
                                                 (1984-Present); Trustee, CenterPoint Properties
                                                 (1994-Present); Trustee, American Beacon Mileage Funds
                                                 (1996-Present); Trustee, American Beacon Select Funds
                                                 (1999-Present); Trustee, American Beacon Master Trust
                                                 (1996-Present).

NON-INTERESTED TRUSTEES
                                  TERM
                            ------------------
                            Lifetime of Trust
                              until removal,
                              resignation or
                               retirement*


W. Humphrey Bogart (61)     Trustee since 2004   Consultant, New River Canada Ltd. (mutual fund servicing
                                                 company) (1998-2003); Board Member, Baylor University
                                                 Medical Center Foundation (1992-Present); Trustee, American
                                                 Beacon Mileage Funds (2004-Present); Trustee, American
                                                 Beacon Select Funds (2004-Present); Trustee, American Beacon
                                                 Master Trust (2004-Present).

--------------------------------------------------------------------------------

(Unaudited)
--------------------------------------------------------------------------------

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST               AND CURRENT DIRECTORSHIPS
---------------------       -----------------     -------------------------------------------
NON-INTERESTED TRUSTEES (CONT.)


Brenda A. Cline (44)        Trustee since 2004   Vice President, Chief Financial Officer, Treasurer and
301 Commerce Street                              Secretary, Kimbell Art Foundation (1993-Present); Trustee,
Suite 2240                                       Texas Christian University (1999-Present); Trustee, W.I.
Fort Worth, Texas 76102                          Cook Foundation, Inc. (d/b/a Cook Children's Health
                                                 Foundation) (2001-Present); Trustee, American Beacon Mileage
                                                 Funds (2004-Present); Trustee, American Beacon Select Funds
                                                 (2004-Present); Trustee, American Beacon Master Trust
                                                 (2004-Present).


Richard A. Massman (62)     Trustee since 2004   Senior Vice President and General Counsel, Hunt
                                                 Consolidated, Inc. (holding company engaged in energy, real estate, farming, ranching and venture capital activities)
                                                 (1994-Present); Trustee, American Beacon Mileage Funds
                                                 (2004-Present); Trustee, American Beacon Select Funds
                                                 (2004-Present); Trustee, American Beacon Master Trust
                                                 (2004-Present).


Stephen D. O'Sullivan (70)  Trustee of Trust     Consultant (1994-Present); Trustee, American Beacon Mileage
                                since 1987       Funds (1995-Present); Trustee, American Beacon Select Funds
                                                 (1999-Present); Trustee, American Beacon Master Trust
                                                 (1995-Present).


R. Gerald Turner (59)       Trustee since 2001   President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                         Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                         Company, Inc. (1996- Present); Director, California Federal
Dallas, Texas 75275                              Preferred Capital Corp. (2001- 2003); Director, Kronus
                                                 Worldwide Inc. (chemical manufacturing) (2003-Present);
                                                 Director, First Broadcasting Investment Partners, LLC
                                                 (2003-Present); Member, United Way of Dallas Board of
                                                 Directors; Member, Salvation Army of Dallas Board of
                                                 Directors; Member, Methodist Hospital Advisory Board;
                                                 Member, Knight Commission on Intercollegiate Athletics;
                                                 Trustee, American Beacon Mileage Funds (2001-Present);
                                                 Trustee, American Beacon Select Funds (2001-Present);
                                                 Trustee, American Beacon Master Trust (2001-Present).


Kneeland Youngblood (49)    Trustee since 1996   Managing Partner, Pharos Capital Group, LLC (a private
100 Crescent Court Suite                         equity firm) (1998-Present); Trustee, The Hockaday School
1740 Dallas, Texas 75201                         (1997-Present); Director, Starwood Hotels and Resorts
                                                 (2001-Present); Member, Council on Foreign Relations
                                                 (1995-Present); Director, Just For the Kids (1995-2001);
                                                 Director, L&B Realty Advisors (1998-2000); Trustee, Teachers
                                                 Retirement System of Texas (1993-1999); Director, Starwood
                                                 Financial Trust (1998-2001); Trustee, St. Mark's School of
                                                 Texas (2002-Present); Trustee, American Beacon Mileage Funds
                                                 (1996-Present); Trustee, American Beacon Select Funds (1999-
                                                 Present); Trustee, American Beacon Master Trust
                                                 (1996-Present).

OFFICERS
                                  TERM
                            ------------------
                                One Year

Brian E. Brett (45)           VP since 2004      Vice President, Director of Sales, American Beacon Advisors,
                                                 Inc. (2004-Present); Regional Vice President, Neuberger
                                                 Berman, LLC (investment advisor) (1996-2004).


Nancy A. Eckl (43)          VP of Trust since    Vice President, Trust Investments, American Beacon Advisors,
                                   1990          Inc. (1990-Present).


Michael W. Fields (51)      VP of Trust since    Vice President, Fixed Income Investments, American Beacon
                                   1989          Advisors, Inc. (1988-Present).

--------------------------------------------------------------------------------

(Unaudited)
--------------------------------------------------------------------------------

                            POSITION, TERM OF
                            OFFICE AND LENGTH
                              OF TIME SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS         WITH THE TRUST               AND CURRENT DIRECTORSHIPS
---------------------       -----------------     -------------------------------------------
OFFICERS (CONT.)


Rebecca L. Harris (38)       Treasurer since     Vice President, Finance, American Beacon Advisors, Inc.
                                   1995          (1995- Present).


John B. Roberson (47)       VP of Trust since    Vice President, Client Relations & Special Projects,
                                   1989          American Beacon Advisors, Inc. (2004-Present); Vice
                                                 President, Director of Sales, American Beacon Advisors, Inc.
                                                 (1991-2004); Director, Pritchard, Hubble & Herr, LLC
                                                 (investment advisor) (2001-Present).


Christina E. Sears (34)     Chief Compliance     Chief Compliance Officer, American Beacon Advisors, Inc.
                              Officer since      (2004- Present); Senior Compliance Analyst, American Beacon
                                 2004 and        Advisors, Inc. (1998-2004).
                             Secretary since
                                   2005

---------------

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's investment advisors.

--------------------------------------------------------------------------------

AMERICAN BEACON FUNDS
PRIVACY POLICY
(Unaudited)
--------------------------------------------------------------------------------

     The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

     We may collect nonpublic personal information about you from one or more of the following sources:

     - information we receive from you on applications or other forms;

     - information about your transactions with us or our service providers; and

     - information we receive from third parties.

     We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

     We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                               (LIGHTHOUSE LOGO)

--------------------------------------------------------------------------------

                        (AMERICAN AADVANTAGE FUNDS LOGO)
--------------------------------------------------------------------------------

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts, if you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:


               (KEYBOARD GRAPHIC)                                            (MOUSE GRAPHIC)
                   BY E-MAIL:                                                ON THE INTERNET:
       american_beacon.funds@ambeacon.com                    Visit our website at www.americanbeaconfunds.com

--------------------------------------------------------------------------------


            (TELEPHONE GRAPHIC)                                           (MAILBOX GRAPHIC)
               BY TELEPHONE:                                                   BY MAIL:
            Institutional Class                                         American Beacon Funds
            -------------------                                    4151 Amon Carter Blvd., MD 2450
            Call (800) 658-5811                                          Fort Worth, TX 76155

               AMR Class(SM)
               -------------
            Call (800) 345-2345

    PlanAhead Class(R) and Service Class
    ------------------------------------
            Call (800) 388-3344

--------------------------------------------------------------------------------

       AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES                 AVAILABILITY OF PROXY VOTING POLICY AND RECORDS
In addition to the Schedule of Investments provided in each    A description of the policies and procedures the Fund uses
semi-annual and annual report, the Fund files a complete       to determine how to vote proxies relating to portfolio
schedule of its portfolio holdings with the Securities and     securities is available in the Fund's Statement of
Exchange Commission ("SEC") on Form N-Q as of the first and    Additional Information, which may be obtained free of charge
third fiscal quarters. The Fund's Forms N-Q are available on   by calling 1-800-967-9009 or by accessing the SEC's website
the SEC's website at www.sec.gov. The Forms N-Q may also be    at www.sec.gov. The Fund's proxy voting record for the most
reviewed and copied at the SEC's Public Reference Room, 450    recent year ended June 30 is filed annually with the SEC on
Fifth Street, NW, Washington, DC 20549. Information            Form N-PX. The Fund's Forms N-PX are available on the SEC's
regarding the operation of the SEC's Public Reference Room     website at www.sec.gov. The Fund's proxy voting record may
may be obtained by calling 1-800-SEC-0330. A complete          also be obtained by calling 1-800-967-9009.
schedule of the Fund's portfolio holdings is also available
on the Funds' website (www.americanbeaconfunds.com)
approximately thirty days after the end of each fiscal
quarter.

FUND SERVICE PROVIDERS:

 CUSTODIAN                    TRANSFER AGENT                   INDEPENDENT AUDITORS  DISTRIBUTOR
 STATE STREET BANK AND TRUST  BOSTON FINANCIAL DATA SERVICES   ERNST & YOUNG LLP     FORESIDE FUND SERVICES
 Boston, Massachusetts        Kansas City, Missouri            Chicago, Illinois     Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Small Cap Value Fund is a service mark of American Beacon Advisors, Inc.
                                                                        AR 10/05
                                                                          535726

ITEM 2. CODE OF ETHICS.
The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the "Code"). The Trust did not amend the Code nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as
Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Trust's Board of Trustees has determined that Stephen O'Sullivan, a member of the Trust's Audit and Compliance Committee, is an "audit committee financial expert" as defined in Form N-CSR. Mr. O'Sullivan is "independent" as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees     Fiscal Year Ended
----------     -----------------
  $19,903          12/31/2003
  $178,109*        10/31/2004
  $41,994*         12/31/2004
  $212,628         10/31/2005

* Revised to include additional audit fees assessed in 2005 relating to 2004 audit

(b)

Audit-Related Fees    Fiscal Year Ended
------------------    -----------------
 $0                      12/31/2003
 $0                      10/31/2004
 $0                      12/31/2004
 $26,460*                10/31/2005

* Attestation services related to Interfund Lending Program

(c)

Tax Fees     Fiscal Year Ended
--------     -----------------
 $4,500*        12/31/2003
 $0             10/31/2004
 $0             12/31/2004
 $28,847**      10/31/2005

* For review of 2002 tax returns
** For review of 2003 and 2004 tax returns

(d)

All Other Fees     Fiscal Year Ended
--------------     -----------------
     $0               12/31/2003
     $0               10/31/2004
     $0               12/31/2004
     $0               10/31/2005

(e)(1) Pursuant to its charter, the Trust's Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust's principal accountant:

        - to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts' financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;
        - to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser ("adviser affiliate") that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;
        - to consider whether the non-audit services provided by a Trust's auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor's independence;
        - to review the arrangements for and scope of the annual audit and any special audits; and
        - to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:
------------------------------------------------------
                        Adviser's Affiliates Providing
Registrant   Adviser    Ongoing Services to Registrant     Fiscal Year Ended
----------   -------    ------------------------------     -----------------
  $4,500       $0                   N/A                       12/31/2003
  $0           $0                   N/A                       10/31/2004
  $0           $0                   N/A                       12/31/2004
  $55,307      $0                   N/A                       10/31/2005

(h)     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

     (b) There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1) Filed herewith as EX-99.CODE ETH.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (a)(3) Not applicable.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William F. Quinn
   --------------------
   William F. Quinn
   President

Date: January 6, 2006


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: January 6, 2006